UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-23235

                                      Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

                            Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W., Suite 500

                         Washington, District of Columbia, 20036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 696-6000

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

2

                         April 30, 2019

                                 A  N  N  U  A  L     R  E  P  O  R  T

Morningstar Funds Trust

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Unconstrained Allocation Fund

Morningstar Alternatives Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (e.g., custodian, financial adviser through which you invest or sponsor of the investment advisory program). Instead, the reports will be made available on a website (http://connect.rightprospectus.com/Morningstar), and you will be notified by mail or by such other manner as you have agreed upon with your financial intermediary each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (including through an investment advisory program sponsored by Morningstar Investment Services LLC or another financial institution), you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Morningstar Funds held with your financial intermediary.

Morningstar Funds Trust    April 30, 2019

Introduction

Morningstar Investment Management, LLC launched an open-end management investment company consisting of nine separate portfolios (each a fund) that span the investment opportunity set. Most of these Funds were designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation and active managers (known as “subadvisers”) will adjust exposures to sub-asset classes (such as small-cap value) based on our valuation views and those of the subadvisers.

Concept and Structure

We created the Morningstar Funds Trust using an open architecture, multi-manager approach, hiring as active subadvisers both institutional managers and other managers whose mutual funds were previously used in Morningstar® Managed PortfoliosSM. Our analysts and portfolio managers continually use research, data, and analysis from Morningstar, Inc. and its affiliates to study the subadvisers and their investments closely and determine which fit best with our investment philosophy and the investment objectives of each Morningstar Fund1. We have selected managers we believed were independent, skilled investors in their respective asset classes.

Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.

How to Read This Report

This report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from inception (November 2, 2018) through April 30, 2019 (our fiscal period end). Included are fund holdings, positioning, and performance summaries, including relevant commentary and examples that may aid understanding of returns for the period.

The commentary, views, and opinions in this report were current as of April 30, 2019. Our views reflect performance results net of fees and expenses as of the end of the reporting period.

Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.

1 Morningstar Funds Trust is an open-end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust    April 30, 2019

Morningstar Funds Trust    April 30, 2019

Statement of Shareholder Rights

It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests.

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds.

The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (e.g. not a Morningstar employee).

More information about the Trustees is available at https://www.morningstar.com/company/morningstar-funds-governance.

The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. If you have comments or questions with respect to your investment in the Morningstar Funds, you may direct them to the Board of Trustees in the following ways:

By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

By mail: Chair of the Board of Trustees of Morningstar Funds Trust

              c/o D. Scott Schilling, Chief Compliance Officer

              22 West Washington Street

              Chicago, IL 60602

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders

To Our Shareholders:

This won’t be your typical shareholder letter, with a standard operational overview, market synopsis, and performance highlights. When we launched the Morningstar Funds Trust, we set out to do things differently—the Morningstar way, which is independent, transparent, and long term. This letter continues that tradition, as we strive to raise transparency to a level that puts investors first.

Role of the Morningstar Funds

Morningstar® Managed PortfoliosSM provides multi-asset portfolios to financial advisors in an effort to empower their clients and help achieve their financial goals. Our multi-asset mutual fund-based portfolios now use the Morningstar Funds in place of third-party funds. This has allowed us to simplify the product structure, improve our ability to implement the investment strategy, and, most importantly, to lower the aggregate fees and expenses for investors.

These funds serve two primary purposes: to achieve the investment objectives as outlined within the funds’ prospectus and to be the primary building blocks within some of our Managed Portfolios strategies. These are not funds that have been built with the sole focus of raising assets within a category or part of the market. They’ve been created to play a critical role in the portfolios of the clients of the numerous financial advisors that we serve across the United States.

That means we strive to manage these portfolios differently than your average mutual fund. For example, they won’t fit nicely into a Morningstar Category for at least two reasons. First, for the benefit of implementation efficiency and investment flexibility, we designed the funds to each be a large building block, like U.S. equity, rather than creating funds by style or market capitalization, as typically seen in the market. And second, we will also express investment views within the funds that deviate materially from indexes and categories, leading to wider short-term relative return variation—and this is an essential feature of our investment approach and our goal of long-term success. Again, these will differ from the characteristics of a typical mutual fund.

Through a detailed, comprehensive due diligence process, we selected what we believe were best-in-class asset managers as subadvisers within the funds. Across the subadvisers, we’ve been able to select managers that we believe share many of the core investment principles that we adhere to when building and managing investment strategies. Our horizon is the long term, and our approach to selecting investment managers is to conduct significant amounts of work up front. Selecting subadvisers that we hope will outperform should be a very challenging, time-consuming, and expensive undertaking.

In our opinion, excessive subadviser turnover is one of the dangers and destroyers of value for investors. We are acutely aware of this risk, and to paraphrase legendary value investor Howard Marks,1 well-researched is half-retained. If you don’t do the work up front, you can remove managers who appear to be underperforming and replace them with managers who appear to be outperforming. Unfortunately, the past isn’t predictive, and what matters to investors isn’t so much the performance of the past three years but that of the next 10—we always need to be looking forward. Finding long-term, well-resourced, like-minded fund managers and letting them manage assets for the long-term is critical to success.

1 Howard Marks is co-chairman of Oaktree Capital Management.

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

These funds are designed with a clear purpose in mind, and we expect them to form key parts of investors’ multi-asset strategies for decades to come. As long-term investors, we’ll continue to stay the course, take advantage of opportunities in markets, and share scale with investors as we grow, seeking to offer a win-win for end investors and their advisors.

Our Investment Views

The funds have existed for only a few months, so we will not devote any time discussing these short-term returns in this letter (although we discuss fund performance elsewhere in this report). We believe the long term is what matters for investment success, and we’ll avoid getting caught in a short-term relative performance derby in these annual letters. Instead, we’ll share some high-level views on the current conditions and how we’re responding.

To start, 2018 and 2019 are turning out to be much more volatile than the preceding few years. Despite the pickup in stock-market volatility in early 2018, markets reached all-time highs in the third quarter in the U.S. before coming back to earth in the fourth quarter. Since then, we’ve seen a decent rally and then the resumption of volatility.

Stepping back from the short-term gyrations, asset prices are generally high relative to the underlying fundamentals they deliver, in our view. At the index level, price/earnings ratios are elevated, and bond yields and corporate spreads are low. While uncertainty remains high, markets appear to be reflecting lower levels of risk aversion from investors in what could be described as complacency. This is an environment where we believe more caution is warranted, balanced against generating long-term returns.

When looking below the surface, at the security and industry levels, the picture appears somewhat more encouraging. While credit markets are not appealing, the bottom-up picture for stocks is somewhat more appealing. Generally, high-growth, defensive, and “safe” stocks have been bid up to prices that limit the potential returns and add material downside risk. On the other hand, cyclicals, financials, and stocks facing disruption risks appear to be out of favor and discounted heavily, especially those businesses more exposed to a potential recession. The valuation spread between low-returning and high-returning businesses is the widest since the early 2000s. We believe that this provides an interesting opportunity for bottom-up stock pickers and valuation-driven asset allocators.

Across our strategies, we seek to be positioned to take advantage of these opportunities at the industry and stock levels via our subadvisers and ETF allocations. At the same time, our risk levels are being managed at the multi-asset strategy level. This includes holding lower weightings in stocks than we would average over the cycle and owning less corporate debt in favor of U.S. government securities. Within each fund, positioning will vary based on its investment objectives, the relative valuations across asset classes, and the subadvisers’ positioning for the strategy-specific opportunity set.

As contrarian, valuation-driven investors, we see market volatility as an opportunity. Rather than focus on the noise in the market, we choose to tune into whether the current market behavior is creating opportunities that may pay off in the long term. After all, as Warren Buffett noted in his 2008 letter to shareholders, “price is what you pay, value is what you get,”2 and we believe that a keen eye on the fundamentals will serve investors well.

2 Chairman’s Letter—Berkshire-Hathaway 2008

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

While market predictions aren’t worth the paper that they’re printed on, one thing we know for sure is that markets will fluctuate, and outcomes will differ from those priced into markets. Investing is as much a psychological endeavor as it is one of rational calculation. We believe our philosophy coupled with a studied understanding of behavioral finance helps keep us focused on what matters most—helping investors reach their financial goals.

Understanding Fees and Expenses in Morningstar Funds

To further help investors not only stay invested but also achieve better outcomes, we’re keenly focused on operational efficiency to create value by lowering investment costs. One of our seven investment principles is to Minimize Costs, and lower fees mean more money in investors’ pockets and less to the purveyors of investment services.

That’s one of the compelling reasons for creating the Morningstar Funds—lowering costs3 on our mutual fund-based Managed Portfolios by using the multimanager Morningstar Funds to achieve fundamentally the same portfolio objectives, but at a savings.

Morningstar Investment Management Investment Principles

Morningstar’s research has shown that fees have often been the best predictor of future relative performance, and lower-cost funds generally have greater odds of surviving and outperforming their more-expensive peers. We believe that we have set a competitive fee, based on our expectations that we will achieve scale and capitalize on efficiencies.

But mutual fund fees can be much more complex than a single figure. What investors really pay can be quite opaque. Regulators have required some transparency on fund costs, but we think fund managers can go further. And we are.

In fact, to aid understanding, we’re going to start by explaining the various fees that can be charged by mutual funds before answering the surprisingly complex question, “What is my mutual fund charging?”

It’s worth saying why we’re spending time on this explanation, which is simple: We’re keeping our word to investors in our funds. We aim to show that there’s a lot of complexity around how fees are charged in mutual funds and perhaps even more complexity in how they’re reported, but all in the effort to let our investors know that we’re honoring the level of fees we estimated in our original prospectuses for the funds. Our pledge came at a cost—we voluntarily waived about a third of the total fees incurred by the funds.

3 For Morningstar® Managed PortfoliosSM that contain Morningstar Funds, the total fee charged to investors does not include an investment management fee with respect to those Morningstar Funds where we act as a discretionary manager on our own platform. Where we act as a model provider on third-party platforms, we have eliminated the strategist fee for those Morningstar Managed Portfolios composed entirely of Morningstar Funds.

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

Why did we have to waive the fees? That is, why were expenses higher than we expected? It was a matter of scale. When setting up the funds, we had a range of asset levels in mind and recognized there would be uncertainty around the assets under management (AUM) path. We set the pricing of the funds based on the levels that we reasonably expected to arrive at after completing the full transition of assets within our Managed Portfolios. Assets came in at the lower end of the range of our anticipated asset levels.

In our opinion, establishing the funds should not come at the expense of investors, nor should the impact of lower asset levels. On this front, we paid the startup costs outside of the funds and waived fees to stay in line with the estimated prospectus expenses, including expenses not required to be waived under the expense caps. More on this below.

One final note before we get into the details of these expenses and waivers: We want to be clear that this was part of the anticipated process of setting up the funds. At the time of writing, we had reached sufficient asset levels in the funds, such that the size of the waivers will likely be lower in future years.

How to Think About Fees

The Morningstar Funds, like any mutual fund family, incur expenses for a variety of reasons, including covering costs, like the custody of assets, and to pay investment managers—others and ourselves. Fees that are relevant are those that reduce net returns to deliver the outcomes for fund investors. Whether you’re paying fund managers via subadvisory services, mutual funds, or ETFs, we think it all counts. At the same time, things like dividends and interest rates on shorted securities are a part of the gross investment returns and are not the same as custody, management, or similar fund expenses, in our opinion. For most Morningstar Funds, the fees and expenses that represent our view come in four types as outlined by accounting rules:

1. Management fees (money paid to investment managers, including Morningstar Investment Management);

2. Sub-accounting fees (which covers shareholder recordkeeping services performed by brokerage platforms);

3. Other operating expenses like administration, legal, and audit costs; and

4. AFFE, or acquired fund fees and expenses, which are fees the Morningstar Funds pay indirectly to other fund providers by investing in mutual funds or ETFs they advise. These are effectively the management fees that every shareholder in those funds bear indirectly. They are embedded in the daily net asset value (NAV) of the underlying fund and are part of the returns of that particular holding.

We used more mutual funds than expected as we built scale to set up some of the subadviser mandates. Some Morningstar Funds needed to use mutual fund versions of the strategies for which we intended to hire subadvisers. Using other funds as investments incurs AFFE, which are separate from the other three fee types (that we refer to as gross fees) and are not direct expenses of the Morningstar Funds, although they do affect performance. Ultimately, when we use a fund, AFFE rises visibly in the Annual Fund Operating Expenses table within the fund’s prospectus, while the management fees, where subadvisory fees fall, stays constant.

Of course, we are able to bear AFFE through room made in the management fees area, as we don’t need to pay subadvisers on this portion of the funds’ assets. But we don’t treat this casually and intend to use third-party mutual funds sparingly in the future within the Morningstar Funds, primarily to take advantage of an investment opportunity or to build scale prior to establishing a subadviser. We do plan to regularly use ETFs in

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

our funds to nimbly target exposure to certain country- or sector-specific equity investments. This use also incurs AFFE, but again, we plan to use ETFs only for targeted exposures.

AFFE falls outside of what’s known as the expense cap, or a fee level set in the prospectus of each fund as a cost ceiling for the investor. If a fund’s gross fees (management plus sub-accounting plus other operating expenses) exceed the expense cap, we will waive all or a portion of our advisory fee and if necessary, assume certain other expenses (to the extent permitted by the Internal Revenue Code) such that the investor pays no more than the expense cap (plus any other fees outside the cap, like AFFE). Note that these rebates are, for fairness reasons, accrued on a daily basis and paid monthly.

AFFE is similar to “Dividend & Interest Expense on Shorts” in the prospectus in that if it is present, it needs to be presented as a separate line item in the Annual Fund Operating Expense table in the prospectus. While we’re required to report each type of cost for regulatory reasons, they are very different beasts. AFFE are the fees and expenses incurred indirectly by the Morningstar Fund as a result of investing in a mutual fund or ETF, and they can be avoided by engaging in direct investment in securities. Meanwhile, “Dividend & Interest Expense on Shorts” are normally part of one side of a short trade, and strategies that use this approach include equity long-short, merger arbitrage, and convertible arbitrage.

Without getting into the technical definitions of the strategies, shorting involves selling a stock that is borrowed, normally from a prime broker. As an example, a manager might like GM relative to Ford. They could buy some stock in GM, or “go long,” and then borrow an equivalent value of stocks in Ford. They take these borrowed stocks and sell them in the market, which is referred to as “selling short,” in the hope that the price will decline, providing them with a profit. For the Ford stock that they’ve sold, interest expense and any dividends that fall due on the borrowed stocks need to be paid to the stock lender. Given they’re also long GM, they will receive dividends on these stocks.

Ultimately the investment strategy will pay the difference between the returns of these two stocks (plus any other investments made in the period). And while the dividends on GM may be positive, offsetting some or all of the borrowing costs to be paid on Ford, the only part of the trade reported is the dividend and interest expense of the short side of the trade. This doesn’t seem right to us. Shorting costs are a critical part of the investment strategy and are not comparable to fund expenses. They should be excluded from the Total Annual Operating Expenses to make an apples-to-apples comparison between funds or within a fund across time.

Because we view these shorting costs as part of the investment strategy—which again is much different from AFFE—we exclude them from our estimates of the Total Annual Operating Expenses for a fund, such as the Morningstar Alternatives Fund, and do not plan to waive them when they are different than projected. Presumably a strategy that accrues considerable dividend & interest expense on shorts will aim to more than make up for these “costs” in its investment outcome.

Digging Into the Details

To help explain these various expenses, we’ve added a detailed table that illustrates their interplay in the context of one of the nine Morningstar Funds. Our goal is to use a concrete example to explain a frustratingly complicated attribute of mutual funds expenses.

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

In order to better explain the fees, we discuss the expenses from three separate perspectives:

●	The expenses disclosed in our prospectus, which were forward looking and based on estimated expenses;
●	The actual expenses and indirect costs to shareholders incurred during the period, which includes AFFE (which represent our estimate of the fees paid to third-party funds for the period); and
●

The expenses that we show in our financial statements, and which do not include AFFE. (Because AFFE are not an actual expense of the Morningstar Funds, but are the indirect cost of investing in a third-party mutual fund or ETF, they are not reflected as an expense in the financial statements.)

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

The table below illustrates fees for one fund, the Morningstar Global Income Fund.

Expense Detail		Prospectus*	Actual**	Financial Statements**

Fund Expenses Covered by the Expense Cap

1	Management Fees	0.35	0.35	0.35

2	Sub-Accounting Fees	0.10	0.10	0.10

3	Other Operating Expenses	0.15	0.45	0.45
Gross Expense Ratio		0.60	0.90	0.90

Fund Expenses Not Covered by the Expense Cap

4	AFFE (Estimated)***	0.15	0.16	0

Dividend & Interest Expense on Shorts		0	0	0
Total Expenses Not Subject to Cap		0.15	0.16	0

Total Expenses Excluding the Voluntary Waiver		0.75	1.06	0.90

Total Fund Expenses Reported		Prospectus	Actual**	Financial Statements**

	Gross Expense Ratio	0.60	0.90	0.90

4	AFFE (Estimated)***	0.15	0.16	0

Contractual Waiver		0	0	0

Voluntary Waiver		0	-0.31	-0.31

Administrator Waiver****		0	-0.01	-0.01
Total Expenses		0.75	0.74	0.58

*	As of October 31, 2018.
**	Actual expenses include AFFE, which Morningstar estimated as of the fiscal period ended April 30, 2019.
***	AFFE is an estimate based on information from our custodian.
****	The expense cap for the fund was 0.89, and the gross expense ratio was 0.90. This represents a one-time waiver from our administrator and accounting agent that is set to expire October 31, 2019.

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

In the first column, we show figures from the initial Prospectus prior to the launch of the funds (which was based on reasonable estimates), and the second column (Actual) is what we estimate shareholders actually experienced in the first period of operation. The third column shows the figures presented in the Financial Statements accompanying this letter, which differ from the second column in large part because AFFE are not direct expenses of the fund and are not included in the financial statements.

To navigate this section, we’ll use the numbers of the fee components from the previous section:

1. Management fees

2. Sub-accounting fees

3. Other operating expenses

4. AFFE (acquired fund fees and expenses)

Looking at items 1 through 3, our estimated expenses in the Prospectus matched the fund’s experience in most areas except for operating expenses, item 3. In that area, this fund experienced 30 basis points of additional expenses—these expenses weren’t higher per se, but this per-shareholder figure was higher due to the fact that we were operating at lower asset levels than projected. Altogether, that meant the fund exceeded its expense cap by 0.01%. Waiving that overage is standard mutual fund practice when an expense limitation is in place. In the case of this fund, our shareholders benefited from a one-time fee waiver from our administrator/accounting agent. Therefore, we did not need to contractually waive the amount over the expense cap.

The number that matters for us is the total Actual expenses, including AFFE. If you look at the table, in the last row of the first column (Prospectus), we estimated 0.75% for the fund. When we add the expenses up to the fee cap of 0.89%, in column 2, with the AFFE at 0.16%, we end up with 1.06% of Actual expenses, including AFFE.

In considering the estimated expenses (Prospectus) versus the Actual expenses, we thought it appropriate to match the projected expenses of 0.75%. To do so, we needed to voluntarily waive a minimum of 0.31% of additional fees. Voluntary waivers at that level are not expected or required, but we felt it was the right thing to do.

Note that this is one example of the nine Morningstar Funds, each of which is different and, at times, more complex, especially when it comes to the Morningstar Alternatives Fund. The basics, however, remain the same: We made the principled, investors-first decision to waive fees back to our original estimates, above and beyond the expense cap and costs falling outside of the normal fee waiver process.

We would like to provide additional clarity to another confusing fact: If we waived fees back to our original estimates, why are the expense ratios for some of our funds in our Financial Statements lower than those estimates? Let’s continue to use the Morningstar Global Income Fund as an example. The total expenses reported in the Financial Statements is well below that in the Prospectus and what we’ve outlined as our estimated costs experienced as of April 30, 2019—0.58% in the Financial Statements versus 0.74% for the Actual expenses. That difference, caused by AFFE not being reported in the financial statement, is 0.16%—the same size as our estimate of AFFE for the period.

Because there are different requirements and expectations for what’s reported in each document, it can be difficult to decipher the bottom line when it comes to fees. In our case, with these being new funds, the

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

expenses noted in the Prospectus were based on projections whereas in our Financial Statements appearing in this annual report, they reflect expenses actually incurred during the reporting period which in our case is the period ending April 30, 2019.

The apparent differences in these fees is also illustrated in the graph below, but one key element should emerge: The Actual total expenses are slightly below what we estimated it to be in the Prospectus (however, technically there it is referred to as the Total Annual Operating Expense).

So, depending where you look, in either the prospectus or this report, you could have seen our fees as either over or under our estimates. The truth is, because of how we’ve chosen to implement the voluntary waiver, investors will realize fees that are consistent with what we intended from the start, but you won’t find that reported clearly in the financial statement or the prospectus because of different reporting conventions required by regulatory or accounting rules related to each document.

Most importantly, our decision to reimburse fees in this way is completely aligned with our principles. We have a fiduciary responsibility to our Managed Portfolios clients; this move primarily benefits the funds, which in turn helps us achieve the investment objectives of the strategies for shareholders.

What to Expect Moving Forward

Expense caps aren’t permanent—it’s up to our board to regularly reevaluate and approve them based on whether they benefit shareholders. We’re using voluntary waivers to ensure that expenses experienced are in line with the estimated expenses originally announced. Unfortunately, not every fund company follows this practice. Some use contractual waivers to entice investors with lower fees, only to raise them once they’ve reached scale. But for Morningstar Funds, when the Total Annual Operating Expenses, including AFFE but disregarding dividend & interest expense on shorts, are above the initial prospectus levels, we will waive the fees.

It’s our commitment that over time we’ll work to share the operating efficiencies and benefits of scale with shareholders. In the meantime, we remain committed to waiving fees to the equivalent of Total Annual Operating Expenses listed in the initial prospectuses—but again, we don’t expect to include dividend & interest expense on shorts in the voluntary waiver.

Morningstar Funds Trust    April 30, 2019

Letter to Shareholders (continued)

Summary

We’ve spent more time on the discussion of fees than we will devote in future annual letters. The goal was for this to be an owner’s manual, to help you navigate the complicated fee disclosures for mutual funds. Fees are very important, and we want to be transparent up-front. Rest assured, the investment and operational elements of the funds are also very important.

The nine funds are now the core of many of the multi-asset strategies that we manage on behalf of financial advisors. We have assembled what we believe to be some of the most talented investment firms to subadvise across the funds, and we will be managing the allocations within the funds to work toward achieving the Morningstar Funds’ investment objectives.

Our seven investment principles will guide us as we navigate the markets ahead. And we look forward to managing these funds for decades to come, empowering investors to help them reach their financial goals.

Best Regards,

Daniel Needham

President and CIO

Morningstar Investment Management

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar U.S. Equity Fund

General Information
Net Asset Value Per Share	$10.68
Total Net Assets (millions)	$678
Net Expense Ratio(a)	0.82%
Gross Expense Ratio(a)	1.08%
Portfolio Turnover Rate	20%
Number of Issuers	320
Fund Inception	November 02, 2018
No sales charges or distribution fees

Asset Allocation

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$33,055.65
Price-to-Earnings Ratio(b)	19.72x

Ten Largest Equities (%)(c)
JPMorgan Chase & Co.	1.8
Pfizer, Inc.	1.8
Amazon.com, Inc.	1.4
Comcast Corp., Class A	1.2
Johnson & Johnson	1.1
Facebook, Inc., Class A	1.1
Apple, Inc.	1.1
Honeywell International, Inc.	1.0
Citigroup, Inc.	1.0
Microsoft Corp.	1.0

Sector Diversification (%)
Consumer, Non-cyclical	20.9
Financial	19.8
Technology	10.6
Industrial	10.5
Communications	9.9
Consumer, Cyclical	9.1
Energy	3.9
Basic Materials	3.5
Utilities	2.1

* Includes cash, short-term investments, receivables and payables.

(a) Net expense ratios reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.85%. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar U.S. Equity Fund

Investment Objective

Morningstar U.S. Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in real estate investment trusts (REITs) and non-U.S. companies. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar U.S. Equity Fund returned 6.98% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, trailing the Fund’s benchmark (the Morningstar U.S. Market Index), which returned 9.25% for the same period. All of the underperformance came during the first two weeks when the Fund held only seed capital and no public money, and was not yet fully allocated across the Fund’s six subadvisers. Subsequent to the seed period, the Fund modestly outpaced the benchmark gaining 9.50% from November 16, 2018 through April 30, 2019, compared to its benchmark return of 9.03%.

The U.S. equity market sold off sharply in December 2018 as investors fretted about the U.S./China tariff war, economic weakness abroad, and a ninth consecutive Federal Reserve rate hike. The Morningstar U.S. Market Index fell 9.24% in December 2018. The Fund recorded a slightly larger 9.64% decline, during the same period due in part to its diversification into smaller-cap stocks, which performed worse than large-cap stocks. The U.S. equity market rebounded strongly in January 2019, and continued to post gains through April 2019. The Fund moderately outperformed in that environment, returning 19.46% from January 1, 2019 through April 30, 2019, compared with the Index’s 18.67% return.

One positive return driver in early 2019 was the Fund’s position in energy infrastructure via the Global X MLP & Energy Infrastructure ETF, the only ETF position held in the Fund. The stocks of energy infrastructure assets (primarily comprising oil and gas pipelines and storage facilities) appeared unfairly depressed to us around the time of the Fund’s launch, so we included this position within the Fund’s ETF sleeve. After falling about as much as the overall market in December 2018, the ETF almost doubled the market’s returns in January’s 2019 rebound. The portfolio’s exposure to small-cap stocks also boosted returns from January 2019 through April 2019 as the market rose.

Our decision to weight the Fund more toward the value-style subadvisers (MFS Investment Management, Diamond Hill Capital Management, Inc. and Westwood Management Corp.) in late January 2019—owing to what we considered an overheated equity market—may have diluted the Fund’s participation in subsequent market gains as growth stocks continued to surge. It helped, however, that most of the six subadvisers

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

performed well relative to their style benchmarks. Although several beat their benchmarks meaningfully as the market climbed, ClearBridge deserves special mention, with its investment mandate having lost less than the market in December 2018 and then subsequently outperforming at the beginning of 2019.

Investment Subadvisers:

ClearBridge Investments, LLC

Diversified large-cap growth equity across stable, cyclical and select growth companies.

Diamond Hill Capital Management, Inc.

Targeted exposure to U.S. mid-cap value companies.

Levin Easterly Partners LLC

Provides large-cap blend U.S. equity exposure.

Massachusetts Financial Services Company, d/b/a MFS Investment Management

Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.

Wasatch Advisors, Inc.

Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.

Westwood Management Corp.

Provides small-cap equity with an emphasis on value.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar U.S. Equity Fund	19.46%	6.98%
Morningstar U.S. Market Index[1]	18.67%	9.25%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar U.S. Equity Fund

This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar International Equity Fund

General Information
Net Asset Value Per Share	$10.79
Total Net Assets (millions)	$469
Net Expense Ratio(a)	0.94%
Gross Expense Ratio(a)	1.29%
Portfolio Turnover Rate	19%
Number of Companies	239
Fund Inception	November 02, 2018
No sales charges or distribution fees

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$38,593.27
Price-to-Earnings Ratio(b)	14.10x
Countries Represented	42
Emerging Markets	28.9%

Ten Largest Equities (%)(c)
Allianz S.E.	1.7
Samsung Electronics Co. Ltd.	1.5
BNP Paribas S.A.	1.4
Bayerische Motoren Werke A.G.	1.3
Taiwan Semiconductor Manufacturing Co. Ltd.	1.3
AIA Group Ltd.	1.2
Continental A.G.	1.2
Daimler A.G.	1.2
Credit Suisse Group A.G.	1.2
Intesa Sanpaolo S.p.A.	1.2

Asset Allocation

Sector Diversification (%)
Financial	19.9
Consumer, Non-cyclical	12.6
Consumer, Cyclical	11.4
Technology	9.4
Industrial	9.4
Communications	9.2
Basic Materials	4.0
Energy	2.7
Utilities	0.2
Diversified	0.2

Region Diversification (%)
Europe (excluding United Kingdom)	32.5
Pacific (excluding Japan)	22.1
United Kingdom	8.7
Japan	4.9
Latin America	4.2
Africa	2.9
Middle East	1.3
Canada	1.3
United States	1.1

* Includes cash, short-term investments, derivatives, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 1.00%. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar International Equity Fund

Investment Objective

Morningstar International Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar International Equity Fund returned 8.19% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, outperforming the Fund’s benchmark Morningstar Global Markets ex U.S. Index (net), which returned 6.71% for the same period.

Foreign stocks rebounded sharply in early 2019, but not before experiencing steep declines in late 2018 amid worries over slowing global growth and trade tensions. A move to a more dovish stance by the Federal Reserve and investor optimism for a U.S./China trade deal helped to bolster both developed and emerging-market stocks in the early months of 2019.

The Fund’s outperformance over the Index owed to an overweight in outperforming U.K. stocks and a simultaneous underweight in Japanese equities, which lagged broader developed markets during the period. The Fund’s overweight to the U.K. owes to the U.K.-focused ETF holding and, more indirectly, to our allocation to Harris Associates’ investment mandate.

Overall, our subadvisers contributed positively to the Fund’s results. T. Rowe Price and Harris Associates well outperformed their respective style benchmarks during the market rebound, making up for lost ground during the market decline. Lazard Asset Management, the Fund’s subadviser that focuses on value-oriented stocks within emerging-market equities, lagged its style benchmark for the six-month period, however.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Investment Subadvisers:

Harding Loevner L.P.

Provides growth-leaning exposure to non-U.S. developed equity markets.

Harris Associates L.P.

Provides exposure to value-leaning, non-U.S. developed equity markets.

Lazard Asset Management LLC

Provides active equity exposure to emerging-markets value companies.

T. Rowe Price Associates, Inc.

Provides active exposure to emerging-markets growth companies.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar International Equity Fund	15.03%	8.19%
Morningstar Global Markets ex U.S. Index (net)[1]	12.91%	6.71%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar International Equity Fund

This chart does not imply future performance.

1The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident who do not benefit from double taxation. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Global Income Fund

General Information
Net Asset Value Per Share	$10.58
Total Net Assets (millions)	$186
Net Expense Ratio(a)	0.58%
Gross Expense Ratio(a)	0.90%
Portfolio Turnover Rate	27%
Fund Inception	November 02, 2018
No sales charges or distribution fees

Equity Portfolio (39.7%)

Number of Common Stocks	32

Five Largest Sectors (%)
Financial	10.4
Consumer, Non-cyclical	9.2
Industrial	4.2
Communications	4.1
Energy	3.7

Ten Largest Equities (%)(b)
JPMorgan Chase & Co.	1.7
Unilever N.V.	1.7
NextEra Energy, Inc.	1.7
United Overseas Bank Ltd.	1.6
Cisco Systems, Inc.	1.5
Allianz S.E.	1.5
Sonic Healthcare Ltd.	1.5
Welltower, Inc.	1.5
Zurich Insurance Group A.G.	1.5
Novartis A.G. ADR	1.5

Asset Allocation

* Includes cash, short-term investments, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.89%. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Global Income Fund

Investment Objective

Morningstar Global Income Fund seeks current income and long-term capital appreciation.

Investment Strategies

In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the portfolio management team’s assessment of their valuations, fundamental health, and income levels. Under normal circumstances, the Fund will invest at least 20% (or, if market conditions are unfavorable, at least 10%) of assets in securities of issuers domiciled outside of the United States and may invest up to 100% assets in such securities.

The Fund invests in income-generating equity securities, which may include common stocks, convertible securities, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.

The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

To meet its objective, the Fund may invest in exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Global Income Fund returned 6.85% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, underperforming the Fund’s blended benchmark (75% Global Markets Index (net), 25% Bloomberg Barclays Multiverse Total Return Index), which returned 7.10% for the same period.

The Fund’s holdings generally gained ground during the period from November 2, 2018 to April 30, 2019, with the largest gains coming from income-producing asset classes such as REITs, MLPs, convertible bonds and long-term, investment grade debt. Other portions of the Fund, including telecommunications stocks, generated positive, albeit more modest, returns.

The Fund’s modest underweight to equities detracted from relative performance since inception through the end of April 2019, as equities outperformed global bonds. Particular Fund exposures, including exposure to U.K. equities, further dragged on returns. However, strong performance from convertibles and long-term debt helped close the gap.

The Fund’s sole subadviser Schaffer Cullen trailed the Index during the period in question.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

Investment Subadviser:

Schafer Cullen Capital Management, Inc.

Global income that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Global Income Fund	10.80%	6.85%
Morningstar Global Income Blended Index[1]	12.30%	7.10%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Global Income Fund

This chart does not imply future performance.

1The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Ex U.S. Index (net) and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Total Return Bond Fund

General Information
Net Asset Value Per Share	$10.48
Total Net Assets (millions)	$415
Net Expense Ratio(a)	0.53%
Gross Expense Ratio(a)	0.88%
Portfolio Turnover Rate	318%
30-Day SEC Yield (using net expenses)(b)	2.56%
30-Day SEC Yield (using gross expenses)(b)	2.91%
Number of Issuers	490
Fund Inception	November 02, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(c)	15.5
Non-USD Exposure(d)	0.6%

Five Largest Issuers (%)
U.S. Treasury	21.3
Federal National Mortgage Association	14.3
Government National Mortgage Association	9.3
Federal Home Loan Mortgage Association	6.4
Federal Home Loan Banks	4.1

Credit Quality (%)(e)(f)
US Treasury	22.0
US Agency	35.2
AAA	6.7
AA	3.4
A	12.4
BBB	21.2
BB	0.8
B	0.6
CCC	0.2
CC	0.1
Not Rated	3.0

Asset Allocation

Sector Diversification (%)
Mortgage Securities	37.0
Government	31.3
Financial	10.9
Asset Backed Securities	6.8
Energy	4.5
Consumer, Non-cyclical	4.5
Communications	3.0
Technology	1.7
Industrial	1.7
Consumer, Cyclical	1.4
Basic Materials	1.4
Utilities	1.4

Region Diversification (%)
United States	87.9
Latin America	7.7
Europe (excluding United Kingdom)	4.6
United Kingdom	2.0
Pacific (excluding Japan)	1.5
Middle East	0.8
Africa	0.4
Japan	0.4
Canada	0.3

* Includes cash, short-term investments, derivatives, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.53%.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited) (continued)

Morningstar Total Return Bond Fund

The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

(c) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(d) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(e) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

(f) Excludes the Fund’s derivative contracts.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Total Return Bond Fund

Investment Objective

Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.

Investment Strategies

In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality.

The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Total Return Bond Fund returned 6.01% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.79% for the same period.

Strong relative performance from the Fund’s subadvisers BlackRock Financial Management, Inc. and Western Asset Management Company was the primary driver of relative outperformance. The Fund’s overweight to duration relative to the benchmark, driven by the subadvisers’ positioning, aided relative results as yields declined meaningfully from the Fund’s inception through April 30, 2019. Western Asset’s out-of-benchmark allocation to hard-currency emerging-markets debt also contributed to the Fund’s relative outperformance.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

Investment Subadvisers:

BlackRock Financial Management, Inc.

Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.

Western Asset Management Company

Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Total Return Bond Fund	3.53%	6.01%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	2.97%	5.79%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Total Return Bond Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Municipal Bond Fund

General Information
Net Asset Value Per Share	$10.38
Total Net Assets (millions)	$105
Net Expense Ratio(a)	0.58%
Gross Expense Ratio(a)	1.05%
Portfolio Turnover Rate	115%
30-Day SEC Yield (using net expenses)(b)	1.98%
30-Day SEC Yield (using gross expenses)(b)	2.45%
Number of Issuers	177
Fund Inception	November 02, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(c)	15.5

Five Largest Issuers (%)
Pennsylvania Housing Finance Agency	2.3
Public Finance Authority	2.2
District of Columbia Water & Sewer Authority	2.1
Metropolitan Transportation Authority	2.0
New York State Dormitory Authority	2.0

Credit Quality (%)(d)
AAA	9.5
AA	31.9
A	29.6
BBB	14.6
BB	2.6
B	0.5
A1+ (Short Term)	1.0
A1 (Short Term)	1.9
A2 (Short Term)	0.5
Not Rated	2.6

Asset Allocation

Sector Diversification (%)
Medical	14.2
General	14.1
Transportation	13.3
School District	7.6
General Obligation	7.5
Airport	6.2
Development	5.8
Multifamily Housing	5.7
Water	3.9
Power	3.3
Higher Education	2.9
Utilities	2.5
Single Family Housing	1.9
Nursing Home	1.6
Education	1.4
Pollution	0.9
Housing	0.8
Student Loan	0.5
Facilities	0.4
Government	0.2

* Includes cash, short-term investments, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.59%.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited) (continued)

Morningstar Municipal Bond Fund

The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

(c) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(d) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Municipal Bond Fund

Investment Objective

Morningstar Municipal Bond Fund seeks to generate income exempt from federal income taxes as well as capital preservation.

Investment Strategies

In seeking income exempt from federal income taxes as well as capital preservation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) from municipal issuers within the United States or its territories.

The Fund’s dividends are generally exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). A portion of the dividends may also be exempt from state and local income taxes, depending on where you live. Under normal market conditions, the Fund is not considered an optimal investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors in low tax brackets, because such investors may not take advantage of the tax benefits of the Fund.

The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Municipal Bond Fund returned 4.79% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, outperforming the Fund’s blended benchmark (60% Bloomberg Barclays Municipal Bond Index, 40% Bloomberg Barclays Municipal 1-3 Year Bond Index), which returned 4.34% for the same period.

Strong relative performance from the Fund’s subadvisers T. Rowe Price Associates, Inc. and Wells Capital Management Incorporated was the primary driver of relative outperformance. The Fund’s overweight to revenue bonds in lieu of general obligation bonds as well as modest out-of-benchmark exposure to high-yield municipal bonds, contributed to relative outperformance.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

Investment Subadvisers:

T. Rowe Price Associates, Inc.

Core-plus exposure to intermediate and long-term municipal bonds and derivatives, including both investment-grade and below-investment-grade securities.

Wells Capital Management, Inc.

Exposure to intermediate and short-term municipal bonds and derivatives, including investment-grade and below-investment-grade securities.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Municipal Bond Fund	2.68%	4.79%
Morningstar Municipal Bond Blended Index[1]	2.37%	4.34%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Municipal Bond Fund

This chart does not imply future performance.

1The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Barclays Municipal Bond Index and 40% Bloomberg Barclays Municipal 1-3 Year Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Barclays Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Defensive Bond Fund

General Information
Net Asset Value Per Share	$10.10
Total Net Assets (millions)	$156
Net Expense Ratio(a)	0.48%
Gross Expense Ratio(a)	0.93%
Portfolio Turnover Rate	4%
30-Day SEC Yield (using net expenses)(b)	1.47%
30-Day SEC Yield (using gross expenses)(b)	1.92%
Number of Issuers	69
Fund Inception	November 02, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(c)	6.8
Non-USD Exposure(d)	18.9%

Five Largest Issuers (%)
Federal National Mortgage Association	7.0
Federal Home Loan Mortgage Association	2.4
Government National Mortgage Association	1.6
U.S. Treasury	1.4
PFS Financing Corp.	1.0

Credit Quality (%)(e)
US Treasury	1.4
US Agency	10.1
AAA	11.6
AA	3.0
A	0.4
BBB	0.2
BB	0.3
B	0.4
CCC	0.4
Not Rated	2.9

Asset Allocation

Sector Diversification (%)
Asset Backed Securities	13.9
Mortgage Securities	13.3
Government	1.4
Energy	0.6
Communications	0.5
Industrial	0.4
Consumer, Cyclical	0.3
Basic Materials	0.2
Consumer, Non-cyclical	0.1

Region Diversification (%)
United States	27.4
Latin America	3.3

* Includes cash, short-term investments, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.48%.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited) (continued)

Morningstar Defensive Bond Fund

The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

(c) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(d) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(e) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Defensive Bond Fund

Investment Objective

Morningstar Defensive Bond Fund seeks capital preservation.

Investment Strategies

In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less.

The Fund invests primarily in short and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

This Fund may also invest in exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Defensive Bond Fund returned 1.87% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, underperforming the Fund’s benchmark (Bloomberg Barclays U.S. Aggregate 1-3 Year Index), which returned 2.59% for the same period.

Cash-like securities and short-term investment grade bonds generated positive, though modest, returns month-over-month since the Fund’s inception, with larger gains coming from both real and nominal bonds with maturities beyond one year.

Underperformance was largely driven by the Fund’s shorter duration relative to that of the benchmark, as longer-dated bonds generally outperformed during the period.

The Fund’s single subadviser, First Pacific Advisors, LLC, contributed positively to the Fund’s performance, although it slightly underperformed relative to the Index, adopting a patient stance and limiting the strategy’s allocation to credit against an unattractive valuation backdrop.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Investment Subadviser:

First Pacific Advisors, LLC

Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Defensive Bond Fund	1.47%	1.87%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index[1]	1.44%	2.59%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate 1-3 Year Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Defensive Bond Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Multisector Bond Fund

General Information
Net Asset Value Per Share	$10.28
Total Net Assets (millions)	$161
Net Expense Ratio(a)	0.80%
Gross Expense Ratio(a)	1.18%
Portfolio Turnover Rate	53%
30-Day SEC Yield (using net expenses)(b)	4.88%
30-Day SEC Yield (using gross expenses)(b)	5.26%
Number of Issuers	266
Fund Inception	November 02, 2018
No sales charges or distribution fees

Asset Allocation

Portfolio Characteristics
Effective Duration (years)(c)	6.9
Emerging Markets	58.6%
Non-USD Exposure(d)	41.9%

Five Largest Issuers (%)
Mexican Bonos Desarollo	7.6
Federal Home Loan Banks	6.6
Nota Do Tesouro Nacional	5.4
Government of Indonesia	3.7
Republic of South Africa	2.6

Credit Quality (%)(e)(f)
US Treasury	1.8
AA	9.1
A	12.6
BBB	18.6
BB	22.2
B	16.4
CCC	1.1
A2 (Short Term)	1.5
Not Rated	5.9

Sector Diversification (%)
Government	64.5
Energy	6.2
Financial	5.9
Communications	3.5
Basic Materials	2.5
Consumer, Non-cyclical	2.0
Consumer, Cyclical	1.5
Utilities	1.3
Industrial	1.1
Technology	0.7

Region Diversification (%)
Latin America	29.4
United States	18.5
Pacific (excluding Japan)	16.1
Africa	9.7
Middle East	7.8
Europe (excluding United Kingdom)	7.0
Canada	0.4
United Kingdom	0.3

*	Includes cash, short-term investments, derivatives, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 0.80%.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited) (continued)

Morningstar Multisector Bond Fund

The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

(c) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(d) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(e) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

(f) Excludes the Fund’s derivative contracts.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Multisector Bond Fund

Investment Objective

Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.

Investment Strategies

In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.

The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.

The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Multisector Bond Fund returned 4.86% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, underperforming the Fund’s blended benchmark (50% Bloomberg Barclays U.S. Corporate High Yield Corporate Index, 25% J.P. Morgan EMBI Global TR Index, 25% JPM GBI-EM Global Diversified), which returned 5.92% for the same period.

Our decision to meaningfully underweight U.S high-yield bonds in favor of a global bond strategy managed by Franklin Advisers was the primary detractor from relative results; since the Fund’s inception, we’ve considered the valuations of the U.S. high-yield bond market to be quite rich, and don’t believe that investors are being rewarded for the inherent credit risks associated with investing in below investment-grade bonds. The strategy managed by Franklin Advisers, Inc. failed to keep pace with the Fund’s benchmark. Franklin’s significant exposure to local currency emerging markets bonds performed in line with the Fund’s benchmark, but its short position in U.S. Treasury bonds caused it to lag as U.S. bond yields fell in the period.

The Fund’s overweight to hard-currency emerging markets debt, which performed strongly since the Fund’s inception through April 30, 2019, contributed to returns and helped partially offset relative underperformance elsewhere in the Fund. Strong performance by TCW Investment Management Company, which invests in both U.S. dollar and local-currency emerging-markets debt, compounded these gains as it outperformed its strategy benchmark.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

Investment Subadvisers:

Franklin Advisers, Inc.

Benchmark-agnostic investment strategy with opportunistic exposure to interest rates, credit and currencies across both developed and emerging bond markets.

Loomis, Sayles & Company, L.P.

High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.

TCW Investment Management Company LLC

Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Multisector Bond Fund	5.00%	4.86%
Morningstar Multisector Bond Blended Index[1]	6.74%	5.92%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Multisector Bond Fund

This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg Barclays U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Unconstrained Allocation Fund

General Information
Net Asset Value Per Share	$10.38
Total Net Assets (millions)	$56
Net Expense Ratio(a)	0.64%
Gross Expense Ratio(a)	1.48%
Portfolio Turnover Rate	76%
Fund Inception	November 02, 2018
No sales charges or distribution fees

Equity Portfolio (19.3%)
Number of Common Stocks	26
Five Largest Sectors (%)
Consumer, Non-cyclical	9.1
Technology	3.0
Consumer, Cyclical	2.3
Communications	2.2
Industrial	1.5
Ten Largest Equities (%)(b)
International Game Technology PLC	1.2
SES S.A.	1.2
McKesson Corp.	1.2
Stericycle, Inc.	1.2
Nielsen Holdings PLC	1.1
H&R Block, Inc.	1.0
Oracle Corp.	1.0
CVS Health Corp.	1.0
MEDNAX, Inc.	1.0
Anheuser-Busch InBev S.A./N.V.	1.0

Asset Allocation

* Includes cash, short-term investments, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 1.00%. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

(b) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Unconstrained Allocation Fund

Investment Objective

Morningstar Unconstrained Allocation Fund seeks long-term capital appreciation over a full market cycle.

Investment Strategies

In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental health.

The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets.

To meet its objective, the Fund may also invest in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may invest in exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Unconstrained Allocation Fund returned 4.97% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, underperforming the Fund’s blended benchmark (50% Bloomberg Barclays Multiverse Total Return Index, 50% Morningstar Global Ex-U.S. Index), which returned 6.24% for the same period.

Strong returns by global equity markets, particularly from the start of 2019 through the end of April 2019, fueled the Fund’s returns. Securities of issuers domiciled in Italy were especially strong contributors. Fixed-income securities also generated positive returns, though to a lesser degree over the period.

While the Fund’s equity overweight was generally a positive, its limited exposure to U.S. markets was a detractor during the period. Select exposures, such as U.S. healthcare, Japan and European financials, were specific sources of underperformance.

Lazard Asset Management’s Global Equity mandate, with its highly selective quality criteria, underperformed the Morningstar Global Markets Index for the period in question.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

Investment Subadviser:

Lazard Asset Management, LLC

Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Unconstrained Allocation Fund	9.61%	4.97%
Morningstar Unconstrained Allocation Blended Index[1]	8.85%	6.24%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Unconstrained Allocation Fund shares versus the Morningstar Unconstrained Allocation Blended Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Unconstrained Allocation Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Unconstrained Allocation Fund

This chart does not imply future performance.

1The Morningstar Unconstrained Allocation Blended Index is composed of 50% Morningstar Global Ex-U.S. Index (net) and 50% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Ex-U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Fund Information (unaudited)

Morningstar Alternatives Fund

General Information
Net Asset Value Per Share	$10.10
Total Net Assets (millions)	$112
Net Expense Ratio(a)	0.96%
Gross Expense Ratio(a)	1.91%
Portfolio Turnover Rate	103%
Fund Inception	November 02, 2018
No sales charges or distribution fees

Allocation Strategy Type (%)
Global Macro	37.7
Convertible Arbitrage	28.2
Merger Arbitrage	28.1
Market Neutral	3.6
Short-term investments and ETFs	2.4

Asset Allocation

Region Diversification (%)
United States	25.4
United Kingdom	1.2
Europe (excluding United Kingdom)	0.7
Pacific (excluding Japan)	0.5
Middle East	0.3
Latin America	0.3

* Includes cash, short-term investments, derivatives, receivables and payables.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. On September 26, 2018, the Fund and Morningstar Investment Management, LLC (“MIM”) entered into an amended, written fee waiver/expense reimbursement agreement pursuant to which (“MIM”) is contractually obligated to waive its advisory fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses through August 31, 2020 (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) would not exceed 1.29%. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with MIM.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited)

Morningstar Alternatives Fund

Investment Objective

Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.

Investment Strategies

In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return. In particular, the Fund has the latitude to invest in the following alternative strategies:

Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.

Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.

Merger Arbitrage—Seeks to profit from the successful completion of corporate organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.

Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.

Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadviser believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.

Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.

Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.

The Fund may invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multi-manager, subadvised structure. The Fund may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.

Investment Commentary

The Morningstar Alternatives Fund returned 1.26% from inception (November 2, 2018) through the Fund’s fiscal period end on April 30, 2019, outperforming the Fund’s benchmark (FTSE 3-Month Treasury Bill Index), which returned 1.19% for the same period.

Positive returns were generated by the underlying subadvisers and one of the two third-party mutual funds held within the Fund. However, Vanguard Market Neutral Income lost ground for the period and dragged on overall results.

Both of the Fund’s subadvisers, Water Island Capital, LLC and SSI Investment Management, Inc. (now SSI Investment Management, LLC), outperformed the Fund’s stated benchmark.

Investment Subadvisers:

SSI Investment Management, Inc. (now SSI Investment Management, LLC)

Short-term cash exposure that pursues minimal correlation to broad markets and bond-like volatility through an unlevered convertible arbitrage strategy.

Water Island Capital, LLC

Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets.

Morningstar Funds Trust    April 30, 2019

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Performance at a glance

Average Total Returns as of 04/30/19	YTD[2]	Since Inception[3]
Morningstar Alternatives Fund	1.30%	1.26%
FTSE 3-Month Treasury Bill Index[1]	0.80%	1.19%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Alternatives Fund shares versus the FTSE 3-Month Treasury Bill Index from its inception (November 2, 2018) to April 30, 2019 (the Fund’s fiscal period end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Alternatives Fund

This chart does not imply future performance.

1The FTSE 3-Month Treasury Bill Index is intended to track the daily performance of 3-month U.S. Treasury bills. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from January 1, 2019 to April 30, 2019.

3Inception Date is November 2, 2018.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar U.S. Equity Fund

	Number of Shares	Value

Common Stocks – 90.3%
Advertising – 0.3%
Omnicom Group, Inc.	25,571	$2,046,447

Aerospace/Defense – 1.4%
Barnes Group, Inc.	23,520	1,308,182
Kaman Corp.	31,004	1,919,458
Lockheed Martin Corp.	4,432	1,477,319
Northrop Grumman Corp.	9,588	2,779,657
United Technologies Corp.	14,427	2,057,434
		9,542,050

Agriculture – 0.8%
Altria Group, Inc.	16,449	893,674
Archer-Daniels-Midland Co.	47,370	2,112,702
Philip Morris International, Inc.	31,214	2,701,884
		5,708,260

Airlines – 0.5%
Alaska Air Group, Inc.	24,784	1,534,129
Allegiant Travel Co.	3,520	517,018
United Continental Holdings, Inc.*	17,909	1,591,394
		3,642,541

Apparel – 0.5%
Hanesbrands, Inc.	74,015	1,337,451
Oxford Industries, Inc.	9,522	790,898
VF Corp.	12,193	1,151,141
		3,279,490

Auto Manufacturers – 0.8%
General Motors Co.	142,147	5,536,626

Auto Parts & Equipment – 1.4%
Altra Industrial Motion Corp.	27,755	1,040,535
Aptiv PLC	16,710	1,432,047
BorgWarner, Inc.	60,947	2,545,756
Douglas Dynamics, Inc.	17,264	651,889
Gentherm, Inc.*	9,235	391,194
Goodyear Tire & Rubber (The) Co.	153,361	2,946,065
Lear Corp.	2,311	330,473
		9,337,959

Banks – 8.8%
Bank of America Corp.	163,887	5,011,664
Bank of New York Mellon (The) Corp.	30,445	1,511,899
Bank OZK	44,498	1,452,860
BankUnited, Inc.	75,294	2,754,254
BB&T Corp.	38,846	1,988,915

	Number of Shares	Value

Banks (Continued)
BOK Financial Corp.	11,101	$967,341
Central Pacific Financial Corp.	21,596	648,096
Citigroup, Inc.	96,186	6,800,350
City Union Bank Ltd. (India)	228,078	665,014
Columbia Banking System, Inc.	22,635	849,718
Eagle Bancorp, Inc.*	24,267	1,340,994
First Republic Bank	17,313	1,828,599
Glacier Bancorp, Inc.	9,820	418,234
Goldman Sachs Group (The), Inc.	12,949	2,666,458
Great Western Bancorp, Inc.	23,990	843,728
Heritage Commerce Corp.	28,000	350,560
Independent Bank Corp.	3,221	258,421
JPMorgan Chase & Co.	106,167	12,320,680
LegacyTexas Financial Group, Inc.	20,434	818,995
Metro Bank PLC (United Kingdom)*	34,989	343,162
PNC Financial Services Group (The), Inc.	16,488	2,257,702
Renasant Corp.	22,402	812,297
South State Corp.	11,281	853,520
State Street Corp.	18,851	1,275,459
SVB Financial Group*	5,922	1,490,686
Texas Capital Bancshares, Inc.*	8,997	582,376
U.S. Bancorp	65,827	3,509,896
Webster Financial Corp.	19,758	1,049,743
Wells Fargo & Co.	76,011	3,679,692
		59,351,313

Beverages – 2.4%
Anheuser-Busch InBev S.A./N.V. ADR (Belgium)	30,840	2,742,910
Coca-Cola (The) Co.	35,997	1,766,013
Cott Corp.	328,893	5,101,130
Diageo PLC (United Kingdom)	52,989	2,233,895
Farmer Brothers Co.*	69,710	1,405,354
Molson Coors Brewing Co., Class B	31,360	2,012,998
PepsiCo, Inc.	6,980	893,789
		16,156,089

Biotechnology – 1.3%
Abcam PLC (United Kingdom)	45,603	774,846
Alexion Pharmaceuticals, Inc.*	16,809	2,288,209

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Biotechnology (Continued)
BioMarin Pharmaceutical, Inc.*	15,543	$1,329,393
Bio-Rad Laboratories, Inc., Class A*	12,940	3,894,034
Sangamo Therapeutics, Inc.*	28,384	331,809
		8,618,291

Building Materials – 0.9%
Apogee Enterprises, Inc.	10,744	432,983
Continental Building Products, Inc.*	31,490	807,719
Johnson Controls International PLC	61,241	2,296,537
Trex Co., Inc.*	20,750	1,437,352
Universal Forest Products, Inc.	22,905	846,340
		5,820,931

Chemicals – 3.2%
Ashland Global Holdings, Inc.	7,084	570,475
Axalta Coating Systems Ltd.*	80,380	2,168,652
Balchem Corp.	15,921	1,616,141
Dow, Inc.*	48,644	2,759,574
DowDuPont, Inc.	151,452	5,823,329
Innospec, Inc.	9,095	771,438
Linde PLC (Moscow Exchange) (United Kingdom)	12,183	2,196,108
PPG Industries, Inc.	26,217	3,080,497
RPM International, Inc.	10,375	629,244
Sherwin-Williams (The) Co.	3,395	1,544,148
Valvoline, Inc.	34,106	630,961
		21,790,567

Commercial Services – 3.2%
Aaron’s, Inc.	8,015	446,355
Avis Budget Group, Inc.*	12,118	430,795
Cimpress N.V. (Netherlands)*	7,846	709,278
Ecolab, Inc.	14,206	2,615,040
Equifax, Inc.	10,722	1,350,436
Euronet Worldwide, Inc.*	12,099	1,813,519
Healthcare Services Group, Inc.	23,536	796,694
HealthEquity, Inc.*	11,252	762,323
IHS Markit Ltd.*	38,792	2,221,230
Monro, Inc.	22,732	1,905,624
Moody’s Corp.	6,668	1,311,062
Paylocity Holding Corp.*	12,340	1,191,427
PayPal Holdings, Inc.*	28,510	3,215,073

	Number of Shares	Value

Commercial Services (Continued)
Verisk Analytics, Inc.	4,964	$700,619
Worldpay, Inc., Class A*	18,952	2,221,364
		21,690,839

Computers – 2.5%
Accenture PLC, Class A	27,546	5,031,828
Amdocs Ltd.	5,782	318,472
Apple, Inc.	36,224	7,269,070
Cognizant Technology Solutions Corp., Class A	10,938	798,036
DXC Technology Co.	9,758	641,491
EPAM Systems, Inc.*	8,152	1,462,143
Nutanix, Inc., Class A*	40,452	1,747,122
		17,268,162

Cosmetics/Personal Care – 0.2%
Colgate-Palmolive Co.	4,781	348,009
Coty, Inc., Class A	56,456	610,854
Procter & Gamble (The) Co.	3,110	331,153
		1,290,016

Distribution/Wholesale – 1.1%
Copart, Inc.*	24,819	1,670,815
Fastenal Co.	6,581	464,289
HD Supply Holdings, Inc.*	7,724	352,910
Pool Corp.	9,916	1,821,966
SiteOne Landscape Supply, Inc.*	9,140	615,122
W.W. Grainger, Inc.	9,206	2,596,092
		7,521,194

Diversified Financial Services – 3.8%
American Express Co.	30,879	3,619,945
BlackRock, Inc.	8,211	3,984,306
Charles Schwab (The) Corp.	61,843	2,831,172
Cohen & Steers, Inc.	8,506	426,576
Credit Acceptance Corp.*	2,660	1,319,945
Discover Financial Services	27,737	2,260,288
Franklin Resources, Inc.	27,818	962,225
Hamilton Lane, Inc., Class A	20,692	1,011,011
Houlihan Lokey, Inc.	9,227	455,076
Mr. Cooper Group, Inc.*	66,894	575,288
Nasdaq, Inc.	19,422	1,790,708
T. Rowe Price Group, Inc.	7,200	774,000
Visa, Inc., Class A	34,499	5,672,671
		25,683,211

Electric – 1.6%
CenterPoint Energy, Inc.	77,414	2,399,834
Duke Energy Corp.	34,240	3,119,949
FirstEnergy Corp.	35,720	1,501,312

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Electric (Continued)
NorthWestern Corp.	11,472	$801,319
Southern (The) Co.	48,654	2,589,366
Xcel Energy, Inc.	13,478	761,507
		11,173,287

Electrical Component & Equipment – 0.1%
Novanta, Inc.*	8,855	770,562

Electronics – 1.9%
Avnet, Inc.	25,989	1,263,325
Fluidigm Corp.*	197,702	2,716,425
Honeywell International, Inc.	39,747	6,901,272
OSI Systems, Inc.*	4,615	415,950
Sensata Technologies Holding PLC*	33,782	1,687,073
		12,984,045

Engineering & Construction – 0.1%
Comfort Systems USA, Inc.	15,505	838,821

Entertainment – 0.6%
Red Rock Resorts, Inc., Class A	102,381	2,762,239
Vail Resorts, Inc.	5,177	1,184,757
		3,946,996

Environmental Control – 0.2%
Stericycle, Inc.*	18,339	1,070,814

Food – 3.6%
B&G Foods, Inc.	20,755	539,630
Danone S.A. (France)	9,457	764,551
Flowers Foods, Inc.	50,158	1,090,435
General Mills, Inc.	21,393	1,101,098
Hostess Brands, Inc.*	63,200	846,880
J&J Snack Foods Corp.	5,141	808,062
JM Smucker (The) Co.	5,635	691,020
Kraft Heinz (The) Co.	114,735	3,813,791
McCormick & Co., Inc. (Non Voting)	9,189	1,414,830
Nestle S.A. (Switzerland)(a)	27,625	2,659,670
Nomad Foods Ltd. (United Kingdom)*	20,455	425,464
Post Holdings, Inc.*	48,854	5,509,754
TreeHouse Foods, Inc.*	72,815	4,877,149
		24,542,334

Forest Products & Paper – 0.3%
International Paper Co.	44,280	2,072,747

	Number of Shares	Value

Gas – 0.4%
South Jersey Industries, Inc.	25,589	$821,919
UGI Corp.	39,963	2,178,383
		3,000,302

Hand/Machine Tools – 0.4%
Colfax Corp.*	35,112	1,059,329
Stanley Black & Decker, Inc.	12,248	1,795,557
		2,854,886

Healthcare - Products – 2.7%
Abbott Laboratories	26,490	2,107,544
Alcon, Inc. (Switzerland)*	869	50,045
Boston Scientific Corp.*	53,552	1,987,850
Cantel Medical Corp.	13,938	960,886
CONMED Corp.	9,922	794,058
Danaher Corp.	21,057	2,788,789
Medtronic PLC	45,503	4,041,121
Thermo Fisher Scientific, Inc.	19,610	5,440,795
		18,171,088

Healthcare - Services – 1.8%
Ensign Group (The), Inc.	24,726	1,273,883
ICON PLC (Ireland)*	11,758	1,605,908
Medpace Holdings, Inc.*	9,429	529,627
Quest Diagnostics, Inc.	52,455	5,055,613
UnitedHealth Group, Inc.	16,767	3,907,885
		12,372,916

Home Builders – 0.5%
Installed Building Products, Inc.*	15,490	743,985
NVR, Inc.*	765	2,411,647
		3,155,632

Household Products/Wares – 0.2%
Kimberly-Clark Corp.	4,368	560,764
Reckitt Benckiser Group PLC (United Kingdom)	9,304	752,753
		1,313,517

Insurance – 4.7%
American International Group, Inc.	128,211	6,098,997
Aon PLC	19,966	3,596,675
Argo Group International Holdings Ltd.	10,710	836,130
Brighthouse Financial, Inc.*	24,134	1,008,560
Chubb Ltd.	22,102	3,209,210
Employers Holdings, Inc.	9,600	412,032
Enstar Group Ltd.*	3,325	589,390

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Insurance (Continued)
Hartford Financial Services Group (The), Inc.	28,067	$1,468,185
Loews Corp.	82,105	4,211,165
Mercury General Corp.	12,940	695,913
MetLife, Inc.	27,340	1,261,194
Reinsurance Group of America, Inc.	5,863	888,303
RenaissanceRe Holdings Ltd.	8,764	1,361,575
Safety Insurance Group, Inc.	4,000	371,680
Travelers (The) Cos., Inc.	23,161	3,329,394
Willis Towers Watson PLC (United Kingdom)	14,478	2,668,875
		32,007,278

Internet – 4.6%
Alibaba Group Holding Ltd. ADR (China)*	11,520	2,137,766
Alphabet, Inc., Class A*	1,433	1,718,110
Alphabet, Inc., Class C*	3,593	4,270,209
Amazon.com, Inc.*	4,819	9,283,900
Facebook, Inc., Class A*	38,828	7,509,335
GrubHub, Inc.*	21,298	1,422,493
Palo Alto Networks, Inc.*	10,424	2,593,804
Proofpoint, Inc.*	9,203	1,154,240
Q2 Holdings, Inc.*	13,580	1,024,204
		31,114,061

Leisure Time – 0.2%
Camping World Holdings, Inc., Class A	33,710	502,953
Harley-Davidson, Inc.	4,999	186,113
Planet Fitness, Inc., Class A*	13,340	1,009,838
		1,698,904

Lodging – 0.1%
Marcus (The) Corp.	19,906	748,864

Machinery - Construction & Mining – 0.3%
Caterpillar, Inc.	12,972	1,808,556

Machinery - Diversified – 0.8%
Alamo Group, Inc.	4,165	431,660
Albany International Corp., Class A	11,064	818,404
Columbus McKinnon Corp.	11,327	445,831
Deere & Co.	4,492	744,010
Kadant, Inc.	9,010	883,791
Wabtec Corp.	27,730	2,053,961
		5,377,657

	Number of Shares	Value

Media – 2.1%
Comcast Corp., Class A	189,414	$8,245,191
Liberty Media Corp.-Liberty Formula One, Class C*	51,606	2,002,829
Walt Disney (The) Co.	27,540	3,772,154
		14,020,174

Metal Fabricate/Hardware – 0.4%
RBC Bearings, Inc.*	11,167	1,536,021
Sun Hydraulics Corp.	20,477	1,071,766
		2,607,787

Miscellaneous Manufacturing – 2.4%
3M Co.	8,737	1,655,749
Eaton Corp. PLC	64,331	5,327,893
Federal Signal Corp.	14,135	406,664
Illinois Tool Works, Inc.	15,636	2,433,431
Ingersoll-Rand PLC	13,869	1,700,478
Lydall, Inc.*	15,795	388,715
Parker-Hannifin Corp.	6,622	1,199,112
Textron, Inc.	59,133	3,134,049
		16,246,091

Office Furnishings – 0.2%
Interface, Inc.	52,618	843,993
Knoll, Inc.	37,847	826,578
		1,670,571

Oil & Gas – 3.4%
Callon Petroleum Co.*	105,100	789,301
Chevron Corp.	10,907	1,309,494
Cimarex Energy Co.	38,616	2,651,375
EOG Resources, Inc.	12,249	1,176,516
Exxon Mobil Corp.	36,830	2,956,712
Hess Corp.	45,674	2,928,617
Jagged Peak Energy, Inc.*	35,575	376,028
Noble Energy, Inc.	47,376	1,281,995
Occidental Petroleum Corp.	112,379	6,616,876
Penn Virginia Corp.*	11,290	506,921
Pioneer Natural Resources Co.	9,982	1,661,604
SRC Energy, Inc.*	100,922	620,670
		22,876,109

Oil & Gas Services – 0.5%
ProPetro Holding Corp.*	27,110	599,944
Schlumberger Ltd.	72,953	3,113,634
		3,713,578

Pharmaceuticals – 4.8%
Cigna Corp.	29,425	4,673,867
Johnson & Johnson	54,299	7,667,019
McKesson Corp.	8,487	1,012,075
Merck & Co., Inc.	22,259	1,752,006

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Pharmaceuticals (Continued)
Neogen Corp.*	17,332	$1,051,359
Novartis A.G. (Switzerland)(a)	4,343	355,866
Pfizer, Inc.	293,360	11,913,349
Roche Holding A.G. (Genusschein) (Switzerland)	2,483	655,173
Zoetis, Inc.	30,825	3,139,218
		32,219,932

Real Estate – 0.1%
Jones Lang LaSalle, Inc.	4,905	758,166

Real Estate Investment Trusts – 2.1%
American Campus
Communities, Inc.	39,407	1,860,010
Columbia Property Trust, Inc.	35,760	812,110
CubeSmart	64,377	2,054,270
Easterly Government Properties, Inc.	46,000	828,000
Equinix, Inc.	5,430	2,469,021
Mid-America Apartment Communities, Inc.	14,804	1,619,706
Monmouth Real Estate Investment Corp.	85,673	1,177,147
National Storage Affiliates Trust	4,727	138,312
PotlatchDeltic Corp.	15,586	602,555
Public Storage	2,803	619,967
RPT Realty	48,985	594,188
STAG Industrial, Inc.	25,805	742,668
Summit Hotel Properties, Inc.	69,815	810,552
		14,328,506

Retail – 3.0%
Advance Auto Parts, Inc.	6,259	1,040,997
BJ’s Wholesale Club Holdings, Inc.*	14,304	405,518
Bloomin’ Brands, Inc.	41,177	823,128
Children’s Place (The), Inc.	7,403	835,206
Chipotle Mexican Grill, Inc.*	2,793	1,921,696
Costco Wholesale Corp.	9,753	2,394,654
Dollar General Corp.	3,509	442,450
Five Below, Inc.*	8,668	1,268,909
Floor & Decor Holdings, Inc., Class A*	15,136	726,831
Home Depot (The), Inc.	13,276	2,704,321
Lowe’s Cos., Inc.	37,199	4,208,695
Ollie’s Bargain Outlet Holdings, Inc.*	13,781	1,318,015

	Number of Shares	Value

Retail (Continued)
Walmart, Inc.	13,498	$1,388,134
Yum China Holdings, Inc. (China)	15,403	732,259
		20,210,813

Savings & Loans – 0.3%
Berkshire Hills Bancorp, Inc.	27,015	810,180
Sterling Bancorp	53,559	1,147,234
		1,957,414

Semiconductors – 3.0%
Analog Devices, Inc.	11,392	1,324,206
Brooks Automation, Inc.	13,205	495,320
Intel Corp.	119,948	6,122,146
Lattice Semiconductor Corp.*	36,470	472,286
Monolithic Power Systems, Inc.	8,532	1,328,518
NVIDIA Corp.	9,558	1,729,998
QUALCOMM, Inc.	34,080	2,935,310
Texas Instruments, Inc.	48,472	5,711,456
		20,119,240

Software – 5.1%
Adobe, Inc.*	14,197	4,106,482
Akamai Technologies, Inc.*	35,019	2,803,621
Altair Engineering, Inc., Class A*	13,741	541,945
DocuSign, Inc.*	10,935	619,687
Envestnet, Inc.*	17,738	1,259,221
Fidelity National Information Services, Inc.	16,937	1,963,506
Fiserv, Inc.*	23,133	2,018,123
Five9, Inc.*	13,229	702,063
Guidewire Software, Inc.*	14,146	1,506,549
InterXion Holding N.V. (Netherlands)*	18,405	1,273,442
Microsoft Corp.	51,207	6,687,634
Omnicell, Inc.*	10,047	807,377
Oracle Corp.	55,097	3,048,517
Red Hat, Inc.*	5,692	1,038,961
Splunk, Inc.*	18,806	2,595,980
Tyler Technologies, Inc.*	6,365	1,476,107
VMware, Inc., Class A	9,591	1,957,811
		34,407,026

Telecommunications – 2.9%
AT&T, Inc.	183,875	5,692,770
CommScope Holding Co., Inc.*	176,888	4,383,285
Corning, Inc.	23,848	759,559
Juniper Networks, Inc.	41,244	1,145,346

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Telecommunications (Continued)
Nokia OYJ ADR (Finland)	1,164,036	$6,146,110
Verizon Communications, Inc.	13,666	781,558
Viavi Solutions, Inc.*	62,455	830,651
		19,739,279

Textiles – 0.1%
UniFirst Corp.	5,065	800,928

Transportation – 1.7%
Canadian National Railway Co. (Canada)	10,843	1,006,014
Hub Group, Inc., Class A*	21,997	914,415
Kirby Corp.*	28,708	2,346,018
Knight-Swift Transportation Holdings, Inc.	33,222	1,107,954
Old Dominion Freight Line, Inc.	7,462	1,113,927
Union Pacific Corp.	11,995	2,123,595
United Parcel Service, Inc., Class B	25,866	2,747,486
		11,359,409

Total Common Stocks (Cost $571,836,475)		612,342,276

	Number of Shares	Value
Investment Companies – 5.7%
Global X MLP & Energy Infrastructure ETF	2,956,753	$38,585,627

Total Investment Companies (Cost $36,642,913)		38,585,627

Short-Term Investments – 3.8%
Money Market Fund – 3.8%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(b)	25,582,240	25,582,240

Total Short-Term Investments (Cost $25,582,240)		25,582,240

Total Investments – 99.8% (Cost $634,061,628)		676,510,143

Other Assets less Liabilities – 0.2%		1,416,528

NET ASSETS – 100.0%		$677,926,671

All securities are United States companies, unless noted otherwise in parentheses.

(a)    Security sold outside United States without registration under the Securities Act of 1933.

(b)    7-day current yield as of April 30, 2019 is disclosed.

*      Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Investments in Securities:
Common Stocks	$603,137,346	$9,204,930	$—	$612,342,276
Investment Companies	38,585,627	—	—	38,585,627
Short-Term Investments	25,582,240	—	—	25,582,240

Total Investments	$667,305,213	$9,204,930	$—	$676,510,143

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar International Equity Fund

	Number of Shares	Value
Common Stocks – 77.4%
Advertising – 1.5%
Dentsu, Inc. (Japan)	24,100	$986,177
Publicis Groupe S.A. (France)	56,445	3,354,883
WPP PLC (United Kingdom)	202,200	2,523,011
		6,864,071

Aerospace/Defense – 0.6%
Meggitt PLC (United Kingdom)	75,800	539,379
Rolls-Royce Holdings PLC (United Kingdom)*	12,310,903	16,054
Rolls-Royce Holdings PLC (London Exchange) (United Kingdom)*	176,500	2,113,682
		2,669,115

Agriculture – 0.2%
British American Tobacco Malaysia Bhd. (Malaysia)	48,400	408,355
KT&G Corp. (South Korea)	5,763	504,103
		912,458

Airlines – 0.8%
Ryanair Holdings PLC ADR (Ireland)*	47,420	3,681,689

Apparel – 0.4%
adidas A.G. (Germany)	7,734	1,992,185

Auto Manufacturers – 3.7%
Bayerische Motoren Werke A.G. (Germany)	69,811	5,955,466
Daimler A.G. (Germany)(a)	86,065	5,648,960
Maruti Suzuki India Ltd. (India)	1,916	183,590
Toyota Motor Corp. (Japan)	49,300	3,052,185
Volvo AB, Class B (Sweden)	161,100	2,581,859
		17,422,060

Auto Parts & Equipment – 2.0%
Continental A.G. (Germany)	34,380	5,703,322
Hyundai Mobis Co. Ltd. (South Korea)	3,975	792,914
Valeo S.A. (France)	53,407	1,942,558
Weichai Power Co. Ltd., Class H (China)	652,000	1,067,544
		9,506,338

Banks – 12.2%
Absa Group Ltd. (South Africa)	17,148	197,539
Al Rajhi Bank (Saudi Arabia)	21,642	432,805

	Number of Shares	Value

Banks (Continued)
Axis Bank Ltd. (India)*	183,517	$2,023,064
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	538,575	3,274,994
Banco do Brasil S.A. (Brazil)*	145,500	1,839,391
Banco Santander Chile ADR (Chile)	17,385	486,780
Bank Central Asia Tbk PT (Indonesia)	363,100	733,489
Bank Mandiri Persero Tbk PT (Indonesia)	5,482,000	2,986,616
BNP Paribas S.A. (France)	122,705	6,531,966
China Construction Bank Corp., Class H (China)	2,731,000	2,407,556
China Merchants Bank Co. Ltd., Class H (China)	17,000	84,133
Commercial International Bank Egypt S.A.E. GDR (Egypt)(a)	141,513	620,271
Credicorp Ltd. (Peru)	2,505	593,434
Credit Suisse Group A.G. (Switzerland)(a)*	422,600	5,620,114
DBS Group Holdings Ltd. (Singapore)	187,000	3,888,747
First Abu Dhabi Bank PJSC (United Arab Emirates)	80,563	350,883
FirstRand Ltd. (South Africa)	115,866	551,411
Habib Bank Ltd. (Pakistan)	136,000	122,544
HDFC Bank Ltd. ADR (India)	19,471	2,232,350
HSBC Holdings PLC (United Kingdom)	169,287	1,474,992
ICICI Bank Ltd. ADR (India)	156,770	1,795,016
Intesa Sanpaolo S.p.A. (Italy)	2,142,300	5,612,862
Kasikornbank PCL (Thailand)(a)	71,500	428,263
Komercni banka A.S. (Czech Republic)	3,037	115,212
Lloyds Banking Group PLC (United Kingdom)	5,269,300	4,309,420
National Bank of Kuwait S.A.K.P. (Kuwait)	21,997	67,194
Nedbank Group Ltd. (South Africa)	26,117	487,179
OTP Bank Nyrt. (Hungary)	29,511	1,312,383
Royal Bank of Scotland Group PLC (United Kingdom)	862,500	2,700,777
Sberbank of Russia PJSC (Russia)	371,469	1,295,245
Sberbank of Russia PJSC (Frankfurt Exchange) (Russia)	126,243	442,274

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Banks (Continued)
Sberbank of Russia PJSC ADR (Russia)	92,537	$1,326,418
Standard Bank Group Ltd. (South Africa)	39,073	545,688
Yes Bank Ltd. (India)	93,668	226,342
		57,117,352

Beverages – 1.7%
Ambev S.A. ADR (Brazil)	591,819	2,787,468
Anheuser-Busch InBev S.A./N.V. (Belgium)	2,012	178,881
China Resources Beer Holdings Co. Ltd. (China)	58,000	265,376
Diageo PLC (United Kingdom)	70,722	2,981,475
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	13,433	1,310,926
Kweichow Moutai Co. Ltd., Class A (China)	2,300	332,619
		7,856,745

Biotechnology – 0.5%
Lonza Group A.G. (Switzerland)(a)*	6,945	2,144,820

Building Materials – 1.0%
Anhui Conch Cement Co. Ltd., Class H (China)	215,000	1,312,321
LafargeHolcim Ltd. (Switzerland)(a)*	51,460	2,641,825
Loma Negra Cia Industrial Argentina S.A. ADR (Argentina)*	6,700	67,000
PPC Ltd. (South Africa)*	228,470	79,697
Semen Indonesia Persero Tbk PT (Indonesia)	444,700	422,149
		4,522,992

Chemicals – 1.8%
Air Liquide S.A. (France)	8,998	1,197,020
Akzo Nobel N.V. (Netherlands)	5,430	461,363
Linde PLC (United Kingdom)	13,128	2,368,374
Novozymes A/S, Class B (Denmark)	24,309	1,134,631
Sasol Ltd. (South Africa)	33,921	1,125,378
Symrise A.G. (Germany)	19,361	1,861,001
UPL Ltd. (India)	12,569	175,193
		8,322,960

	Number of Shares	Value

Coal – 0.2%
China Shenhua Energy Co. Ltd., Class H (China)	199,500	$441,586
Coal India Ltd. (India)	119,617	433,681
		875,267

Commercial Services – 2.0%
Ashtead Group PLC (United Kingdom)	107,700	2,990,532
Brambles Ltd. (Australia)	62,000	526,857
Bureau Veritas S.A. (France)	61,600	1,561,479
CCR S.A. (Brazil)	205,900	620,677
Cielo S.A. (Brazil)	227,900	448,698
DP World PLC (United Arab Emirates)	7,607	152,140
Experian PLC (United Kingdom)	4,600	133,901
G4S PLC (United Kingdom)	495,500	1,400,438
SGS S.A. (Switzerland)(a)	516	1,361,492
StoneCo Ltd., Class A (Brazil)*	5,200	149,708
TAL Education Group ADR (China)*	3,384	130,182
		9,476,104

Computers – 1.2%
Check Point Software Technologies Ltd. (Israel)*	30,810	3,720,615
Infosys Ltd. (India)	18,575	200,071
Infosys Ltd. ADR (India)	45,684	491,563
Tata Consultancy Services Ltd. (India)	34,047	1,106,680
		5,518,929

Cosmetics/Personal Care – 1.8%
LG Household & Health Care Ltd. (South Korea)	1,026	1,250,208
L’Oreal S.A. (France)	13,989	3,847,710
Unicharm Corp. (Japan)	39,300	1,296,972
Unilever PLC (United Kingdom)	37,249	2,257,852
		8,652,742

Distribution/Wholesale – 0.5%
Ferguson PLC*	30,285	2,155,259

Diversified Financial Services – 1.3%
B3 S.A. - Brasil Bolsa Balcao (Brazil)*	24,300	214,115
Housing Development Finance Corp. Ltd. (India)	24,379	699,406
KB Financial Group, Inc. (South Korea)	12,451	491,632

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Diversified Financial Services (Continued)
Network International Holdings PLC (United Arab Emirates)(b)*	13,835	$93,993
Schroders PLC (United Kingdom)	83,300	3,447,533
Shinhan Financial Group Co. Ltd. (South Korea)	25,081	947,934
		5,894,613

Electric – 0.1%
China Longyuan Power Group Corp. Ltd., Class H (China)	138,000	95,164
Huaneng Renewables Corp. Ltd., Class H (China)	384,000	110,692
NTPC Ltd. (India)	49,991	96,256
Power Grid Corp. of India Ltd. (India)	62,201	166,816
		468,928

Electronics – 0.4%
AAC Technologies Holdings, Inc. (China)	97,310	632,141
Hangzhou Hikvision Digital Technology Co. Ltd., Class A (China)	76,430	371,722
Hon Hai Precision Industry Co. Ltd. (Taiwan)	218,000	613,742
Omron Corp. (Japan)	8,900	478,055
		2,095,660

Engineering & Construction – 0.1%
Airports of Thailand PCL (Thailand)(a)	109,500	234,906
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	1,015	167,018
		401,924

Food – 2.0%
Bid Corp. Ltd. (South Africa)	7,315	154,646
BIM Birlesik Magazalar A.S. (Turkey)	13,300	185,115
China Mengniu Dairy Co. Ltd. (China)*	187,000	690,853
Danone S.A. (France)	6,400	517,408
Magnit PJSC GDR (Russia)(a)	29,343	419,474
Nestle S.A. (Switzerland)(a)	3,800	365,855
Nestle S.A. ADR (Switzerland)	47,580	4,592,897
Shoprite Holdings Ltd. (South Africa)	100,678	1,215,284

	Number of Shares	Value

Food (Continued)
Uni-President Enterprises Corp. (Taiwan)	111,000	$263,811
Universal Robina Corp. (Philippines)	108,420	316,707
Woolworths Holdings Ltd. (South Africa)	98,384	328,480
X5 Retail Group N.V. GDR (Russia)(a)	6,661	202,161
		9,252,691

Forest Products & Paper – 0.0%(c)
Suzano S.A. (Brazil)	12,560	131,010

Gas – 0.1%
ENN Energy Holdings Ltd. (China)	54,100	511,298

Healthcare - Products – 1.3%
EssilorLuxottica S.A. (France)	4,590	559,239
Hengan International Group Co. Ltd. (China)	126,000	1,107,795
Olympus Corp. (Japan)	138,500	1,554,470
Sonova Holding A.G. (Switzerland)(a)	8,261	1,668,575
Sysmex Corp. (Japan)	24,700	1,415,361
		6,305,440

Healthcare - Services – 0.1%
Life Healthcare Group Holdings Ltd. (South Africa)	211,159	385,150

Holding Companies - Diversified – 0.2%
KOC Holding A.S. (Turkey)	173,684	471,548
Siam Cement (The) PCL (Thailand)(a)	31,400	454,167
		925,715

Home Furnishings – 0.2%
Midea Group Co. Ltd., Class A (China)	7,200	56,058
Woongjin Coway Co. Ltd. (South Korea)	8,669	651,576
		707,634

Household Products/Wares – 0.4%
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)*	260,800	450,401
Reckitt Benckiser Group PLC (United Kingdom)	19,640	1,589,003
		2,039,404

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Insurance – 4.8%
AIA Group Ltd. (Hong Kong)	566,600	$5,801,664
Allianz S.E. (Germany)(a)	33,322	8,054,400
AMP Ltd. (Australia)	870,200	1,394,874
BB Seguridade Participacoes S.A. (Brazil)	114,100	826,993
Hanwha Life Insurance Co. Ltd. (South Korea)	33,540	114,666
Ping An Insurance Group Co. of China Ltd., Class H (China)	301,000	3,643,504
Sanlam Ltd. (South Africa)	204,978	1,097,572
Willis Towers Watson PLC (United Kingdom)	9,595	1,768,743
		22,702,416

Internet – 5.4%
58.com, Inc. ADR (China)*	3,000	215,370
Alibaba Group Holding Ltd. ADR (China)*	14,255	2,645,300
Baidu, Inc. ADR (China)*	32,232	5,357,925
Ctrip.com International Ltd. ADR (China)*	9,600	422,880
M3, Inc. (Japan)	116,600	2,081,507
Mail.Ru Group Ltd. GDR (Russia)(a)*	7,347	169,716
MercadoLibre, Inc. (Argentina)*	1,154	558,698
Naspers Ltd., Class N (South Africa)	20,034	5,153,757
NAVER Corp. (South Korea)	26,375	2,701,131
Tencent Holdings Ltd. (China)	89,300	4,401,388
Yandex N.V., Class A (Russia)*	47,429	1,775,267
		25,482,939

Investment Management Companies – 0.7%
EXOR N.V. (Netherlands)	52,300	3,487,504

Iron/Steel – 0.6%
Ternium S.A. ADR (Netherlands)	13,792	339,973
thyssenkrupp A.G. (Germany)	162,800	2,295,257
		2,635,230

Leisure Time – 0.2%
Bajaj Auto Ltd. (India)	11,820	507,206
Hero MotoCorp Ltd. (India)	17,651	637,639
		1,144,845

Lodging – 0.6%
Accor S.A. (France)	71,535	3,013,576

	Number of Shares	Value

Machinery - Construction & Mining – 1.2%
Epiroc AB, Class A (Sweden)*	120,696	$1,247,707
Komatsu Ltd. (Japan)	173,800	4,489,326
		5,737,033

Machinery - Diversified – 3.0%
Atlas Copco AB, Class A (Sweden)	103,421	3,228,215
CNH Industrial N.V. (United Kingdom)	455,600	4,953,230
FANUC Corp. (Japan)	7,000	1,315,129
Keyence Corp. (Japan)	3,700	2,311,737
Kubota Corp. (Japan)	134,600	2,049,319
		13,857,630

Media – 0.9%
Grupo Televisa S.A.B. ADR (Mexico)	68,600	695,604
Liberty Global PLC, Class A (United Kingdom)*	65,200	1,761,052
Liberty Global PLC, Class C (United Kingdom)*	64,400	1,684,060
		4,140,716

Metal Fabricate/Hardware – 0.8%
Catcher Technology Co. Ltd. (Taiwan)	97,000	769,048
SKF AB, Class B (Sweden)	147,500	2,737,892
Tenaris S.A. ADR (Netherlands)	5,950	165,053
		3,671,993

Mining – 1.4%
Alrosa PJSC (Russia)	208,700	304,530
Alrosa PJSC (Frankfurt Exchange) (Russia)	237,022	345,786
Glencore PLC (Switzerland)*	1,029,900	4,086,190
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	151,400	444,431
Rio Tinto PLC (Australia)	22,846	1,332,815
Southern Copper Corp. (Peru)	5,400	207,468
		6,721,220

Miscellaneous Manufacturing – 1.5%
Alfa Laval AB (Sweden)	78,150	1,813,992
Largan Precision Co. Ltd. (Taiwan)	7,000	1,050,858
Orica Ltd. (Australia)	164,800	2,160,740
Smiths Group PLC (United Kingdom)	87,700	1,746,068
Sunny Optical Technology Group Co. Ltd. (China)	16,400	200,623
		6,972,281

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Oil & Gas – 2.2%
Bharat Petroleum Corp. Ltd. (India)	73,712	$403,679
Cenovus Energy, Inc. (Canada)	192,700	1,910,171
CNOOC Ltd. (China)	347,000	630,268
Gazprom PJSC ADR (Russia)	147,684	738,322
LUKOIL PJSC ADR (Russia)	12,498	1,061,164
LUKOIL PJSC ADR (Russia)	17,937	1,533,613
Oil & Natural Gas Corp. Ltd. (India)	164,400	400,021
Pakistan Petroleum Ltd. (Pakistan)	295,500	354,331
Royal Dutch Shell PLC, Class B (Netherlands)	65,146	2,102,481
Tupras Turkiye Petrol Rafinerileri A.S. (Turkey)	29,425	608,594
YPF S.A. ADR (Argentina)	58,557	792,276
		10,534,920

Oil & Gas Services – 0.3%
Schlumberger Ltd.	30,048	1,282,449

Pharmaceuticals – 2.4%
Bayer A.G. (Germany)(a)	76,860	5,115,475
Chugai Pharmaceutical Co. Ltd. (Japan)	28,300	1,794,684
CSPC Pharmaceutical Group Ltd. (China)	90,000	173,721
Grifols S.A. (Spain)	20,498	569,666
Roche Holding A.G. (Genusschein) (Switzerland)	14,494	3,824,436
		11,477,982

Real Estate – 0.0%(c)
BR Malls Participacoes S.A. (Brazil)*	30,000	94,565
Multiplan Empreendimentos Imobiliarios S.A. (Brazil)*	14,100	86,231
		180,796

Retail – 3.0%
Alimentation Couche-Tard, Inc., Class B (Canada)	26,600	1,568,362
Astra International Tbk PT (Indonesia)	2,055,600	1,100,401
Bidvest Group (The) Ltd. (South Africa)	35,471	539,518
Cie Financiere Richemont S.A. (Switzerland)(a)	31,300	2,288,103
Clicks Group Ltd. (South Africa)	14,033	191,940

	Number of Shares	Value

Retail (Continued)
CP ALL PCL (Thailand)(a)	275,400	$669,280
Hennes & Mauritz AB, Class B (Sweden)	252,221	4,400,991
Lojas Renner S.A. (Brazil)	65,038	768,295
Motus Holdings Ltd. (South Africa)	39,467	245,423
Mr Price Group Ltd. (South Africa)	2,526	38,282
President Chain Store Corp. (Taiwan)	31,000	289,235
Raia Drogasil S.A. (Brazil)*	38,100	666,271
S.A.C.I. Falabella (Chile)	19,059	140,696
SM Investments Corp. (Philippines)	28,930	527,800
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	143,501	421,622
		13,856,219

Semiconductors – 5.6%
ASM Pacific Technology Ltd. (Hong Kong)	55,700	646,066
ASML Holding N.V. (Netherlands)	11,820	2,468,142
Infineon Technologies A.G. (Germany)	111,972	2,654,362
Samsung Electronics Co. Ltd. (South Korea)	168,340	6,618,662
Samsung Electronics Co. Ltd. GDR (South Korea)(b)	1,797	1,778,838
SK Hynix, Inc. (South Korea)	29,248	1,979,235
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	709,000	5,952,787
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	98,994	4,337,917
		26,436,009

Software – 2.2%
Dassault Systemes S.E. (France)	13,027	2,062,994
HCL Technologies Ltd. (India)	32,254	548,951
NetEase, Inc. ADR (China)	6,314	1,796,522
SAP S.E. ADR (Germany)	31,468	4,054,966
Temenos A.G. (Switzerland)(a)*	9,448	1,571,654
Tencent Music Entertainment Group ADR (China)*	4,446	76,471
		10,111,558

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Telecommunications – 1.4%
America Movil S.A.B. de C.V., Series L ADR (Mexico)	68,264	$1,008,259
China Mobile Ltd. ADR (China)	63,914	3,046,780
Mobile TeleSystems PJSC ADR (Russia)	85,063	670,297
PLDT, Inc. ADR (Philippines)	17,740	419,551
Telekomunikasi Indonesia Persero Tbk PT ADR (Indonesia)	32,529	870,151
Vodacom Group Ltd. (South Africa)	64,417	519,843
		6,534,881

Transportation – 0.9%
Canadian National Railway Co. (Canada)	27,109	2,515,173
Imperial Logistics Ltd. (South Africa)	14,590	63,643
Kuehne + Nagel International A.G. (Switzerland)(a)	11,140	1,619,252
		4,198,068

Total Common Stocks (Cost $340,610,196)		362,990,818

Preferred Stocks – 1.5%
Banks – 0.8%
Banco Bradesco S.A., (Brazil)(d)*	70,620	641,165
Grupo Aval Acciones y Valores S.A., 4.85% (Colombia)(d)	16,700	131,262
Itau Unibanco Holding S.A., 0.53% (Brazil)(d)	163,956	1,419,160
Itau Unibanco Holding S.A. ADR, 0.55% (Brazil)(d)	168,717	1,459,402
		3,650,989

Chemicals – 0.1%
FUCHS PETROLUB S.E., 2.49% (Germany)(d)	16,450	717,266

	Number of Shares	Value

Pharmaceuticals – 0.1%
Grifols S.A. ADR, 2.41% (Spain)(d)	27,409	$524,608

Semiconductors – 0.5%
Samsung Electronics Co. Ltd., 3.81% (South Korea)(d)	11,869	378,636
Samsung Electronics Co. Ltd. GDR, 3.93% (South Korea)(a)(d)	2,244	1,779,658
		2,158,294

Total Preferred Stocks (Cost $7,200,289)		7,051,157

Investment Companies – 17.8%
iShares MSCI United Kingdom ETF	1,363,688	46,038,107
JPMorgan BetaBuilders Japan ETF	1,614,625	37,184,813
Total Investment Companies (Cost $80,173,757)		83,222,920
Short-Term Investments – 3.0%
Money Market Fund – 3.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(e)	14,087,950	14,087,950

Total Short-Term Investments (Cost $14,087,950)		14,087,950

Total Investments – 99.7% (Cost $442,072,192)		467,352,845

Other Assets less Liabilities – 0.3%		1,275,688

NET ASSETS – 100.0%		$468,628,533

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(c)	Amount rounds to less than 0.05%.

(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(e)	7-day current yield as of April 30, 2019 is disclosed.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

*	Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

Concentration by Currency (%)
Euro	29.3
U.S. Dollar	26.1
British Pound	8.5
Hong Kong Dollar	5.2
All other currencies less than 5%	30.9
Total	100.0

Forward Foreign Currency Contracts outstanding at April 30, 2019:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/19/19	U.S. Dollars	1,270,416	Swiss Franc	1,237,000	Northern Trust	$50,360

Net Unrealized Appreciation						$50,360

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar International Equity Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Investments in Securities:
Common Stocks	$74,534,161	$288,456,657	$—	$362,990,818
Preferred Stocks	4,175,597	2,875,560	—	7,051,157
Investment Companies	83,222,920	—	—	83,222,920
Short-Term Investments	14,087,950	—	—	14,087,950

Total Investments	$176,020,628	$291,332,217	$—	$467,352,845

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Forward foreign currency exchange contracts	$—	$50,360	$—	$50,360

Total Net Derivative Financial Instruments	$—	$50,360	$—	$50,360

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Global Income Fund

	Number of Shares	Value

Common Stocks – 39.7%
Aerospace/Defense – 1.0%
BAE Systems PLC (United Kingdom)	284,300	$1,827,276

Agriculture – 1.8%
Imperial Brands PLC (United Kingdom)	49,308	1,568,890
Philip Morris International, Inc.	20,853	1,805,036
		3,373,926

Auto Parts & Equipment – 1.2%
Cie Generale des Etablissements Michelin S.C.A. (France)	17,735	2,293,322

Banks – 3.4%
JPMorgan Chase & Co.	27,699	3,214,469
United Overseas Bank Ltd. (Singapore)	147,900	3,028,767
		6,243,236

Building Materials – 2.4%
Johnson Controls International PLC	48,759	1,828,463
Xinyi Glass Holdings Ltd. (Hong Kong)	2,240,000	2,561,950
		4,390,413

Chemicals – 1.4%
Dow, Inc.*	19,900	1,128,927
DowDuPont, Inc.	40,327	1,550,573
		2,679,500

Cosmetics/Personal Care – 1.7%
Unilever N.V. (United Kingdom)(a)	52,643	3,185,428

Electric – 1.7%
NextEra Energy, Inc.	16,380	3,184,927

Entertainment – 1.3%
OPAP S.A. (Greece)	217,410	2,340,932

Healthcare - Services – 1.5%
Sonic Healthcare Ltd. (Australia)	152,585	2,759,327

Insurance – 4.3%
Allianz S.E. (Germany)(a)	11,427	2,762,068
NN Group N.V. (Netherlands)	58,410	2,548,990
Zurich Insurance Group A.G. (Switzerland)	8,520	2,715,904
		8,026,962

	Number of Shares	Value

Mining – 1.1%
MMC Norilsk Nickel PJSC ADR (Russia)	87,047	$1,950,288

Miscellaneous Manufacturing – 0.8%
Siemens A.G. (Germany)(a)	12,786	1,533,069

Oil & Gas – 3.7%
Chevron Corp.	18,503	2,221,470
LUKOIL PJSC ADR (Russia)	21,433	1,832,521
Royal Dutch Shell PLC, Class B ADR (Netherlands)	36,976	2,399,373
Tupras Turkiye Petrol Rafinerileri A.S. (Turkey)	18,200	376,429
		6,829,793

Pharmaceuticals – 4.2%
GlaxoSmithKline PLC (United Kingdom)	117,676	2,417,445
Novartis A.G. ADR (Switzerland)	32,801	2,697,226
Pfizer, Inc.	65,079	2,642,858
		7,757,529

Real Estate Investment Trusts – 2.7%
PLA Administradora Industrial S. de R.L. de C.V. (Mexico)	1,397,500	2,333,129
Welltower, Inc.	36,871	2,747,996
		5,081,125

Semiconductors – 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	302,000	2,535,602

Telecommunications – 4.1%
AT&T, Inc.	72,229	2,236,210
BCE, Inc. (Canada)	59,569	2,665,117
Cisco Systems, Inc.	49,940	2,794,143
		7,695,470

Total Common Stocks (Cost $69,343,500)		73,688,125

Investment Companies – 56.2%
Global X MLP & Energy Infrastructure ETF	1,000,700	13,059,135
iShares MSCI United Kingdom ETF	446,437	15,071,713
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	833,238	20,616,389
Schwab U.S. REIT ETF	266,058	11,797,012

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Global Income Fund

	Number of Shares	Value

SPDR Bloomberg Barclays Convertible Securities ETF	178,805	$9,566,068
Vanguard Intermediate-Term Bond ETF	187,225	15,693,199
Vanguard Long-Term Treasury ETF	243,904	18,558,655

Total Investment Companies (Cost $101,120,616)		104,362,171

Short-Term Investments – 4.0%
Money Market Fund – 4.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(b)	7,337,093	7,337,093

Total Short-Term Investments (Cost $7,337,093)		7,337,093

Total Investments – 99.9% (Cost $177,801,209)		185,387,389

Other Assets less Liabilities – 0.1%		144,056

NET ASSETS – 100.0%		$185,531,445

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.

(b)	7-day current yield as of April 30, 2019 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
UCITS	Undertakings for Collective Investment in Transferable Securities

Concentration by Currency (%)
Euro	69.7
U.S. Dollar	18.3
All other currencies less than 5%	12.0
Total	100.0

Country Diversification (%)
United States	62.8
Germany	13.4
All other countries less than 5%	23.8
Total	100.0

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Global Income Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Investments in Securities:
Common Stocks	$42,418,154	$31,269,971	$—	$73,688,125
Investment Companies	104,362,171	—	—	104,362,171
Short-Term Investments	7,337,093	—	—	7,337,093

Total Investments	$154,117,418	$31,269,971	$—	$185,387,389

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Total Return Bond Fund

	Par(a)	Value
Long Positions – 121.5%
Asset-Backed Securities – 12.7%
Automobile – 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25(b)	$740,000	$745,130
Hertz Vehicle Financing II L.P., Series 2018-1A, Class A, 3.29%, 2/25/24(b)	500,000	500,485
		1,245,615

Commercial Mortgage-Backed Securities – 4.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(c)(d)	880,000	832,513
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(c)(d)	113,000	111,848
BANK, Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	101,863
BANK, Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	517,041
Bayview Commercial Asset Trust, Series 2006-1A, Class A1,(ICE LIBOR USD 1M + 0.27%), 2.75%, 4/25/36(b)(d)	519,299	500,289
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 1/12/45(c)(d)	117,694	117,694
BENCHMARK Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	409,977
BENCHMARK Mortgage Trust, Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	518,302
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.22%, 3/15/52(c)(d)	2,898,660	238,574
BHMS, Series 2018-ATLS, Class A,(ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 3.72%, 7/15/35(b)(d)	1,300,000	1,299,177
BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(c)(d)	370,000	358,818

	Par(a)	Value
Commercial Mortgage-Backed Securities (Continued)
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A,(ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 3.54%, 12/15/37(b)(d)	$590,000	$591,475
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D,(ICE LIBOR USD 1M + 1.75%, 1.75% Floor), 4.22%, 12/15/37(b)(d)	100,000	100,563
CFK Trust, Series 2019-FAX, Class D, 4.64%, 1/15/39(b)	100,000	105,008
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class D, 5.12%, 5/10/49(b)(c)(d)	250,000	245,918
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4, 3.33%, 4/15/49	260,000	263,676
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class D, 2.80%, 4/15/49(b)	484,000	409,012
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.47%, 10/12/50	420,000	428,728
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class D, 4.90%, 1/10/24(b)(c)(d)	500,000	520,065
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 4.90%, 1/10/24(b)(c)(d)	500,000	509,413
Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class A,(ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 3.39%, 12/15/36(b)(d)	300,000	300,404
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 4/15/51	220,000	232,424
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class C, 5.15%, 3/15/52(c)(d)	142,018	149,705
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.29%, 4/10/29(b)(c)(d)	13,945,000	390,109

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS,(ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 4.00%, 4/15/36(b)(d)	$500,000	$500,476
Fannie Mae - ACES, Series 2019-M4, Class A2, 3.61%, 2/25/31	100,000	103,733
Fannie Mae - ACES, Series 2019-M5, Class A2, 3.27%, 1/25/29	110,000	111,536
Fannie Mae - ACES, Series 2019-M6, Class A2, 3.45%, 1/01/29	210,000	215,381
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M2,(ICE LIBOR USD 1M + 4.90%), 7.38%, 11/25/24(d)	256,568	288,797
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2,(ICE LIBOR USD 1M + 4.25%), 6.73%, 1/25/29(d)	270,000	297,107
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M1,(ICE LIBOR USD 1M + 0.95%), 3.43%, 10/25/29(d)	297,453	297,900
Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.42%, 2/25/29	371,000	383,542
3.51%, 3/25/29	230,000	238,989
Government National Mortgage Association, Series 2014-H20, Class FA,(ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 12.33% Cap), 2.91%, 10/20/64(d)	307,999	307,325
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28(b)(c)(d)	100,000	99,516
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class E,(ICE LIBOR USD 1M + 1.50%, 1.75% Floor), 3.97%, 7/15/32(b)(d)	110,000	109,965
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43%, 8/10/50	220,000	222,585

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
GS Mortgage Securities Trust, Series 2017-GS7, Class E, 3.00%, 8/10/50(b)	$70,000	$60,745
GS Mortgage Securities Trust, Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	243,758
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A5, 3.49%, 7/15/50	235,000	239,660
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.27%, 4/20/48(b)(c)(d)	500,000	497,606
Morgan Stanley Capital I Trust, Series 2017-H1, Class A5, 3.53%, 6/15/50	66,900	68,508
Morgan Stanley Capital I Trust, Series 2019-L2, Class A4, 4.07%, 3/15/52	1,000,000	1,066,856
Morgan Stanley Capital I Trust, Series 2019-L2, Class XA, 1.20%, 3/15/52(c)(d)	2,573,412	210,490
Morgan Stanley Capital I, Inc., Series 2018-H4, Class A4,(ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 5/15/36(b)(e)	410,000	412,649
PFP Ltd., Series 2019-5, Class A,(ICE LIBOR USD 1M + 0.97%), 3.47%, 4/14/36(b)(d)	314,500	314,648
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A,(ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 3.42%, 6/15/33(b)(d)	1,493,000	1,492,531
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	240,000	246,483
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class D, 3.24%, 12/15/48(b)	250,000	213,699

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A5, 3.45%, 7/15/50	$315,000	$320,179
Wells Fargo Commercial Mortgage Trust, Series 2019-C49, Class A5, 4.02%, 3/15/52	232,051	245,244
		18,062,504

Home Equity – 0.8%
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1,(ICE LIBOR USD 1M + 0.87%, 0.58% Floor), 3.34%, 11/25/34(d)	881,137	882,407
New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(c)(d)	1,447,927	1,498,544
Option One Mortgage Loan Trust, Series 2004-3, Class M1,(ICE LIBOR USD 1M + 0.78%, 0.52% Floor), 3.26%, 11/25/34(d)	578,103	577,395
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3,(ICE LIBOR USD 1M + 0.37%, 0.37% Floor, 14.00% Cap), 2.85%, 8/25/35(d)	424,772	410,567
		3,368,913

Other – 5.5%
AIMCO CLO, Series 2014-AA, Class AR,(ICE LIBOR USD 3M + 1.10%), 3.69%, 7/20/26(b)(d)	359,377	359,337
Ajax Mortgage Loan Trust, Series 2018-F, Class A, 4.37%, 11/25/58(b)(c)(d)	203,624	203,595
Ajax Mortgage Loan Trust, Series 2018-G, Class A, 4.37%, 6/25/57(b)(c)(d)	94,136	93,703
Ajax Mortgage Loan Trust, Series 2019-A, Class A, 3.75%, 8/25/57(b)(c)(d)	500,000	498,960
Ajax Mortgage Loan Trust, Series 2019-B, Class A, 3.75%, 1/25/59(b)(c)(d)	600,000	598,615
Allegro CLO I Ltd., Series 2013-1A, Class A1R,(ICE LIBOR USD 3M + 1.22%), 3.80%, 1/30/26(b)(d)	357,215	357,678

	Par(a)	Value

Other (Continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R7, Class M2,(ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 2.98%, 9/25/35(d)	$520,000	$520,222
AMMC LTD., Series 2017-21A, Class A,(ICE LIBOR USD 3M + 1.25%), 3.83%, 11/02/30(b)(d)	250,000	249,868
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R,(ICE LIBOR USD 3M + 1.25%), 3.85%, 10/13/30(b)(d)	500,000	497,954
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R,(ICE LIBOR USD 3M + 1.19%), 3.78%, 4/17/26(b)(d)	409,533	410,030
Atrium IX,(ICE LIBOR USD 3M + 1.24%), 3.87%, 5/28/30(b)(d)	500,000	499,970
Babson Ltd., Series 2015-IA, Class AR,(ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 3.58%, 1/20/31(b)(d)	250,000	246,133
Ballyrock Ltd., Series 2018-1A, Class A1,(ICE LIBOR USD 3M + 1.00%), 3.59%, 4/20/31(b)(d)	250,000	245,522
Bayview Commercial Asset Trust, Series 2007-4A, Class A1,(ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.93%, 9/25/37(b)(d)	601,511	569,674
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R,(ICE LIBOR USD 3M + 1.75%), 4.35%, 7/15/29(b)(d)	500,000	497,707
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR,(ICE LIBOR USD 3M + 1.25%, 1.25% Floor), 3.84%, 1/20/29(b)(d)	500,000	499,998
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 3.69%, 11/20/28(b)(d)	250,000	249,507

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
BlueMountain CLO Ltd., Series 2013-1A, Class A1R,(ICE LIBOR USD 3M + 1.40%), 3.99%, 1/20/29(b)(d)	$500,000	$500,743
BlueMountain CLO Ltd., Series 2013-1A, Class A1R2,(1.23% - ICE LIBOR USD 3M, 1.23% Floor), 1/20/29(b)(e)	500,000	500,000
BlueMountain CLO Ltd., Series 2015-3A, Class A1R,(ICE LIBOR USD 3M + 1.00%), 3.59%, 4/20/31(b)(d)	250,000	246,826
Burnham Park Clo Ltd., Series 2016-1A, Class A,(ICE LIBOR USD 3M + 1.43%), 4.02%, 10/20/29(b)(d)	300,000	300,031
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1,(ICE LIBOR USD 3M + 1.05%), 3.73%, 5/15/31(b)(d)	740,000	731,350
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A,(ICE LIBOR USD 1M + 2.50%, 2.50% Floor), 4.98%, 7/25/37(d)	500,000	521,534
Cutwater Ltd., Series 2014-1A, Class A1AR,(ICE LIBOR USD 3M + 1.25%), 3.85%, 7/15/26(b)(d)	271,178	271,650
Dryden 71 CLO Ltd., Series 2018-71A, Class A,(ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 3.84%, 1/15/29(b)(d)	250,000	250,285
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR,(ICE LIBOR USD 3M + 0.90%), 3.50%, 10/15/27(b)(d)	500,000	498,938
First Franklin Mortgage Loan Trust, Series 2003-FF4, Class M1,(ICE LIBOR USD 1M + 1.80%, 1.20% Floor), 4.30%, 10/25/33(d)	478,346	479,339
Flatiron Clo 17 Ltd., Series 2017-1A, Class A,(ICE LIBOR USD 3M + 1.25%), 3.93%, 5/15/30(b)(d)	300,000	300,123
JFIN CLO Ltd., Series 2014-1A, Class AR,(ICE LIBOR USD 3M + 0.95%), 3.54%, 4/21/25(b)(d)	339,458	338,848

	Par(a)	Value

Other (Continued)
KKR CLO Ltd., Series 21, Class A,(ICE LIBOR USD 3M + 1.00%), 3.60%, 4/15/31(b)(d)	$250,000	$247,002
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1,(ICE LIBOR USD 3M + 1.08%), 3.68%, 7/16/31(b)(d)	250,000	247,958
LCM XXIV Ltd., Series 24A, Class A,(ICE LIBOR USD 3M + 1.31%, 1.31% Floor), 3.90%, 3/20/30(b)(d)	750,000	747,991
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.00%, 12/28/54(b)	730,203	729,503
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3,(ICE LIBOR USD 1M + 0.15%, 0.15% Floor), 2.63%, 7/25/36(d)	914,182	471,359
Madison Park Funding XI Ltd., Series 2013-11A, Class AR,(ICE LIBOR USD 3M + 1.16%), 3.75%, 7/23/29(b)(d)	500,000	500,316
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2,(ICE LIBOR USD 3M + 0.95%), 3.54%, 4/19/30(b)(d)	500,000	497,710
Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R,(ICE LIBOR USD 3M + 1.33%), 3.92%, 4/20/26(b)(d)	500,000	499,978
Madison Park Funding XXI Ltd., Series 2016-21A, Class A1,(ICE LIBOR USD 3M + 1.53%), 4.11%, 7/25/29(b)(d)	500,000	501,163
Mariner CLO, Series 2017-4A, Class A,(ICE LIBOR USD 3M + 1.21%), 3.80%, 10/26/29(b)(d)	250,000	249,066
Midocean Credit CLO VII, Series 2017-7A, Class B,(ICE LIBOR USD 3M + 1.90%), 4.50%, 7/15/29(b)(d)	250,000	249,179
Myers Park CLO Ltd., Series 2018-1A, Class B1,(ICE LIBOR USD 3M + 1.60%, 1.60% Floor), 4.19%, 10/20/30(b)(d)	250,000	246,602

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Oaktree CLO Ltd., Series 2015-1A, Class A1R,(ICE LIBOR USD 3M + 0.87%), 3.46%, 10/20/27(b)(d)	$500,000	$499,512
OFSI Fund VI Ltd., Series 2014-6A, Class BR,(ICE LIBOR USD 3M + 1.50%), 4.10%, 3/20/25(b)(d)	500,000	490,757
Palmer Square CLO Ltd., Series 2018-2A, Class A1A,(ICE LIBOR USD 3M + 1.10%), 3.70%, 7/16/31(b)(d)	500,000	494,970
RR 3 Ltd.,(ICE LIBOR USD 3M + 1.09%, 1.09% Floor), 3.69%, 1/15/30(b)(d)	250,000	247,604
SBA Small Business Investment Cos., Series 2019-10A, Class 1, 3.11%, 3/10/29	100,000	101,108
Sound Point CLO XXIII, Series 2019-2A, Class A1,(1.40% - ICE LIBOR USD 3M), 0.00%, 4/15/32(b)(d)	250,000	250,000
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R,(ICE LIBOR USD 3M + 1.28%), 3.88%, 7/14/26(b)(d)	487,343	487,278
TCW CLO Ltd., Series 2019-1A, Class A,(ICE LIBOR USD 3M + 1.44%, 1.44% Floor), 4.12%, 2/15/29(b)(d)	270,000	270,102
Thacher Park CLO Ltd., Series 2014-1A, Class AR,(ICE LIBOR USD 3M + 1.16%), 3.75%, 10/20/26(b)(d)	478,408	478,605
Towd Point Mortgage Trust, Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)	500,000	504,872
Tryon Park Ltd., Series 2013-1A, Class A1SR,(ICE LIBOR USD 3M + 0.89%), 3.49%, 4/15/29(b)(d)	250,000	249,181
United States Small Business Administration, Series 2019-20D, Class 1, 2.98%, 4/01/39	50,000	49,948
Venture 31 CLO Ltd., Series 2018-31A, Class A1,(ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 3.62%, 4/20/31(b)(d)	410,000	404,729

	Par(a)	Value

Other (Continued)
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1,(Step to 6.97% on 3/25/22), 3.97%, 2/25/49(b)(f)	$146,396	$146,753
Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.97%, 3/25/49(b)	498,081	498,657
Westcott Park CLO Ltd., Series 2016-1A, Class A,(ICE LIBOR USD 3M + 1.53%), 4.12%, 7/20/28(b)(d)	500,000	499,940
York Clo-3 Ltd., Series 2016-1A, Class BR,(ICE LIBOR USD 3M + 1.75%), 4.34%, 10/20/29(b)(d)	500,000	494,915
		22,894,898

Residential Mortgage-Backed Securities – 0.1%
Mill City Mortgage Loan Trust, Series 2018-2, Class B4, 0.00%, 10/25/28	979,255	278,352
Mill City Mortgage Loan Trust, Series 2018-4, Class R, 4.00%, 10/25/28	238,074	234,979
		513,331

Student Loan – 0.2%
Navient Student Loan Trust, Series 2015-1, Class A2,(ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 3.08%, 4/25/40(d)	133,960	133,623
Navient Student Loan Trust, Series 2017-1A, Class A3,(ICE LIBOR USD 1M + 1.15%), 3.62%, 7/26/66(b)(d)	260,000	262,854
Navient Student Loan Trust, Series 2017-2A, Class A,(ICE LIBOR USD 1M + 1.05%), 3.53%, 12/27/66(b)(d)	137,603	138,058
SLM Student Loan Trust, Series 2006-10, Class A6,(ICE LIBOR USD 3M + 0.15%), 2.73%, 3/25/44(d)	300,000	288,643
		823,178

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Whole Loan – 1.4%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1,(ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 11.00% Cap), 3.02%, 11/25/35(d)	$418,217	$416,440
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	698,133	757,013
Impac CMB Trust, Series 2007-A, Class A,(ICE LIBOR USD 1M + 0.50%, 0.25% Floor, 11.50% Cap), 2.98%, 5/25/37(b)(d)	408,850	408,006
LSTAR Securities Investment Trust, Series 2019-2, Class A1,(ICE LIBOR USD 1M + 1.50%), 3.98%, 4/01/24(b)(d)	750,000	755,546
MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.50%, 11/25/37	826,918	494,812
MASTR Asset Securitization Trust, Series 2007-2, Class A2, 6.25%, 1/25/38	609,571	503,603
Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 4.62%, 2/25/34(c)(d)	630,851	635,088
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1,(Federal Reserve U.S. 12 1Y CMT + 1.09%, 1.09% Floor), 4.43%, 12/26/46(b)(d)	377,601	379,165
New Residential Mortgage Loan Trust, Series 2019-RPL1, Class A1,(Step to 7.34% on 3/25/22), 4.33%, 2/26/24(b)(f)	247,071	249,068

	Par(a)	Value

Whole Loan (Continued)
Thornburg Mortgage Securities Trust, Series 2004-2, Class A4,(ICE LIBOR USD 1M + 0.68%, 0.34% Floor, 11.50% Cap), 3.16%, 6/25/44(d)	$724,762	$726,001
WaMu Mortgage Pass-Through Certificates Series, Series 2006-AR13, Class 1A,(Federal Reserve U.S. 12 1Y CMT + 0.88%, 0.88% Floor), 3.32%, 10/25/46(d)	529,908	499,008
		5,823,750

Total Asset-Backed Securities (Cost $52,528,531)		52,732,189

Corporate Bonds – 21.0%
Aerospace/Defense – 0.7%
Boeing (The) Co., 4.87%, 2/15/20	30,000	30,468
3.20%, 3/01/29	110,000	109,443
3.83%, 3/01/59	18,000	17,058
General Dynamics Corp., 3.75%, 5/15/28	26,000	27,314
Harris Corp., 4.40%, 6/15/28	242,000	255,195
5.05%, 4/27/45	73,000	80,845
L3 Technologies, Inc., 3.85%, 6/15/23	62,000	64,066
3.95%, 5/28/24	125,000	128,025
3.85%, 12/15/26	115,000	116,872
4.40%, 6/15/28	26,000	27,414
Lockheed Martin Corp., 3.55%, 1/15/26	146,000	149,929
3.60%, 3/01/35	203,000	200,934
4.07%, 12/15/42	264,000	268,016
Northrop Grumman Corp., 3.25%, 8/01/23	62,000	62,742
2.93%, 1/15/25	304,000	300,796
3.25%, 1/15/28	468,000	460,239
5.05%, 11/15/40	44,000	48,921
4.75%, 6/01/43	44,000	47,716
4.03%, 10/15/47	35,000	34,330
Raytheon Co., 7.20%, 8/15/27	26,000	33,679
4.70%, 12/15/41	15,000	17,094
United Technologies Corp., 1.95%, 11/01/21	97,000	94,926
3.10%, 6/01/22	79,000	79,547
3.13%, 5/04/27	123,000	121,020
4.13%, 11/16/28	71,000	74,066

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Aerospace/Defense (Continued)
5.40%, 5/01/35	$44,000	$49,546
4.50%, 6/01/42	147,000	152,516
4.62%, 11/16/48	40,000	42,408
		3,095,125

Agriculture – 0.4%
Altria Group, Inc., 3.49%, 2/14/22	100,000	101,307
2.85%, 8/09/22	70,000	69,614
2.95%, 5/02/23	35,000	34,752
4.00%, 1/31/24	62,000	63,718
3.80%, 2/14/24	85,000	86,585
4.40%, 2/14/26	438,000	452,407
4.80%, 2/14/29	313,000	325,242
5.80%, 2/14/39	158,000	168,990
4.25%, 8/09/42	26,000	23,012
5.37%, 1/31/44	86,000	87,526
5.95%, 2/14/49	106,000	114,586
6.20%, 2/14/59	78,000	84,762
Philip Morris International, Inc., 2.50%, 8/22/22	150,000	148,579
4.50%, 3/20/42	60,000	60,897
3.88%, 8/21/42	20,000	18,645
		1,840,622

Airlines – 0.1%
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.38%, 10/01/22	659	664
American Airlines Pass Through Trust, Series 2015-2, Class AA, 3.60%, 9/22/27	10,295	10,334
American Airlines Pass Through Trust, Series 2015-2, Class B, 4.40%, 9/22/23	21,549	21,776
American Airlines Pass Through Trust, Series 2016-1, Class B, 5.25%, 1/15/24	105,527	109,317
American Airlines Pass Through Trust, Series 2016-2, Class AA, 3.20%, 6/15/28	13,493	13,180
American Airlines Pass Through Trust, Series 2016-3, Class AA, 3.00%, 10/15/28	34,982	33,920
American Airlines Pass Through Trust, Series 2016-3, Class B, 3.75%, 10/15/25	1,735	1,702

	Par(a)	Value

Airlines (Continued)
American Airlines Pass Through Trust, Series 2017-1, Class AA, 3.65%, 2/15/29	$9,900	$9,990
American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 2/15/25	9,987	10,243
American Airlines Pass Through Trust, Series 2017-2, Class AA, 3.35%, 10/15/29	23,647	23,080
American Airlines Pass Through Trust, Series 2017-2, Class B, 3.70%, 10/15/25	33,231	32,491
Delta Air Lines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 4/25/24	44,000	44,613
United Airlines Pass Through Trust, Series 2014-2, Class B, 4.62%, 9/03/22	6,053	6,156
United Airlines Pass Through Trust, Series 2016-1, Class AA, 3.10%, 7/07/28	2,763	2,715
United Airlines Pass Through Trust, Series 2016-1, Class B, 3.65%, 1/07/26	1,829	1,810
United Airlines Pass Through Trust, Series 2016-2, Class AA, 2.88%, 10/07/28	11,969	11,492
United Airlines Pass Through Trust, Series 2016-2, Class B, 3.65%, 10/07/25	3,486	3,425
United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 3/01/30	17,687	17,555
United Airlines Pass Through Trust, Series 2019-1, Class AA, 4.15%, 8/25/31	35,000	36,009
		390,472

Auto Manufacturers – 0.7%
Ford Motor Credit Co. LLC, 3.34%, 3/18/21	969,000	965,622
5.87%, 8/02/21	200,000	209,285
4.14%, 2/15/23	200,000	200,288
General Motors Co., 4.88%, 10/02/23	210,000	221,229
5.00%, 4/01/35	62,000	59,105

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Auto Manufacturers (Continued)
6.25%, 10/02/43	$15,000	$15,808
5.40%, 4/01/48	18,000	17,442
5.95%, 4/01/49	70,000	72,414
General Motors Financial Co., Inc., 3.55%, 4/09/21	361,000	364,303
3.45%, 1/14/22	238,000	239,670
3.55%, 7/08/22	175,000	175,843
3.70%, 5/09/23	18,000	18,083
4.15%, 6/19/23	71,000	72,372
3.50%, 11/07/24	53,000	52,257
4.00%, 10/06/26	71,000	69,812
Hyundai Capital America, 3.95%, 2/01/22(b)	247,000	250,404
Toyota Motor Credit Corp., 3.20%, 1/11/27	35,000	35,578
3.05%, 1/11/28	35,000	34,995
		3,074,510

Banks – 5.4%
Bank of America Corp., 2.63%, 4/19/21	555,000	553,805
(ICE LIBOR USD 3M + 0.66%), 2.37%, 7/21/21(g)	353,000	350,687
3.30%, 1/11/23	270,000	273,415
(ICE LIBOR USD 3M + 1.16%), 3.12%, 1/20/23(g)	132,000	132,388
4.00%, 4/01/24	18,000	18,790
4.20%, 8/26/24	60,000	62,254
(ICE LIBOR USD 3M + 0.97%), 3.46%, 3/15/25(g)	141,000	142,411
4.45%, 3/03/26	244,000	256,165
3.50%, 4/19/26	95,000	95,861
4.25%, 10/22/26	360,000	371,717
4.18%, 11/25/27	31,000	31,697
(ICE LIBOR USD 3M + 1.58%), 3.82%, 1/20/28(g)	494,000	502,533
(ICE LIBOR USD 3M + 2.93%), 5.87%, 3/15/28(g)(h)	221,000	228,183
(ICE LIBOR USD 3M + 1.51%), 3.71%, 4/24/28(g)	132,000	132,863
(ICE LIBOR USD 3M + 1.37%), 3.59%, 7/21/28(g)	186,000	185,437
(ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28(g)	759,000	745,348

	Par(a)	Value

Banks (Continued)
(ICE LIBOR USD 3M + 1.21%), 3.97%, 2/07/30(g)	$840,000	$858,128
5.00%, 1/21/44	190,000	215,554
(ICE LIBOR USD 3M + 1.52%), 4.33%, 3/15/50(g)	240,000	248,205
Bank of New York Mellon (The) Corp.,
(ICE LIBOR USD 3M + 3.42%), 4.95%, 6/20/20(g)(h)	35,000	35,481
3.65%, 2/04/24	176,000	181,814
(ICE LIBOR USD 3M + 3.13%), 4.62%, 9/20/26(g)(h)	106,000	104,046
3.30%, 8/23/29	170,000	167,586
Citibank N.A., 3.65%, 1/23/24	500,000	514,648
Citigroup, Inc., 2.75%, 4/25/22	42,000	41,793
(ICE LIBOR USD 3M + 0.95%), 2.88%, 7/24/23(g)	11,000	10,933
4.40%, 6/10/25	132,000	137,668
5.50%, 9/13/25	220,000	242,844
3.20%, 10/21/26	251,000	245,797
(ICE LIBOR USD 3M + 1.56%), 3.89%, 1/10/28(g)	62,000	63,193
(ICE LIBOR USD 3M + 1.39%), 3.67%, 7/24/28(g)	229,000	229,628
(ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28(g)	210,000	207,284
(ICE LIBOR USD 3M + 1.19%), 4.08%, 4/23/29(g)	400,000	410,560
(ICE LIBOR USD 3M + 1.34%), 3.98%, 3/20/30(g)	454,000	462,310
8.12%, 7/15/39	390,000	590,525
4.65%, 7/23/48	180,000	194,209
Citizens Financial Group, Inc., 2.38%, 7/28/21	326,000	322,010
Fifth Third Bancorp, 3.65%, 1/25/24	113,000	116,181
Goldman Sachs Group (The), Inc., 2.55%, 10/23/19	247,000	246,875
5.75%, 1/24/22	97,000	104,037
(ICE LIBOR USD 3M + 0.82%), 2.88%, 10/31/22(g)	230,000	228,674

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Banks (Continued)
3.20%, 2/23/23	$40,000	$40,025
3.63%, 2/20/24	146,000	148,583
3.85%, 7/08/24	430,000	440,690
3.75%, 5/22/25	97,000	98,359
3.50%, 11/16/26	102,000	100,563
3.85%, 1/26/27	397,000	399,960
(ICE LIBOR USD 3M + 1.51%), 3.69%, 6/05/28(g)	167,000	165,431
(ICE LIBOR USD 3M + 1.30%), 4.22%, 5/01/29(g)	1,260,000	1,287,203
(ICE LIBOR USD 3M + 1.43%), 4.41%, 4/23/39(g)	26,000	26,309
5.15%, 5/22/45	40,000	42,788
4.75%, 10/21/45	390,000	415,898
JPMorgan Chase & Co., 2.55%, 3/01/21	44,000	43,894
2.40%, 6/07/21	212,000	210,612
(ICE LIBOR USD 3M + 0.94%), 2.78%, 4/25/23(g)	123,000	122,305
(ICE LIBOR USD 3M + 0.89%), 3.80%, 7/23/24(g)	467,000	479,448
3.88%, 9/10/24	90,000	92,616
(ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24(g)	538,000	557,876
3.30%, 4/01/26	220,000	219,958
(ICE LIBOR USD 3M + 1.34%), 3.78%, 2/01/28(g)	458,000	465,718
(ICE LIBOR USD 3M + 1.38%), 3.54%, 5/01/28(g)	291,000	290,600
(ICE LIBOR USD 3M + 1.26%), 4.20%, 7/23/29(g)	150,000	156,477
(ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29(g)	511,000	543,668
(ICE LIBOR USD 3M + 1.36%), 3.88%, 7/24/38(g)	46,000	45,418
4.95%, 6/01/45	260,000	289,193
Morgan Stanley, 5.50%, 7/28/21	300,000	316,677
3.63%, 1/20/27	590,000	595,658
(ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28(g)	264,000	263,685
(ICE LIBOR USD 3M + 1.14%), 3.77%, 1/24/29(g)	274,000	276,488

	Par(a)	Value

Banks (Continued)
(ICE LIBOR USD 3M + 1.63%), 4.43%, 1/23/30(g)	$339,000	$358,830
State Street Corp., (ICE LIBOR USD 3M + 2.54%), 5.62%, 12/15/23(g)(h)	212,000	215,180
3.55%, 8/18/25	18,000	18,635
US Bancorp, 2.95%, 7/15/22	26,000	26,135
Wells Fargo & Co., 2.55%, 12/07/20	247,000	246,283
2.50%, 3/04/21	79,000	78,612
2.10%, 7/26/21	238,000	234,398
3.50%, 3/08/22	35,000	35,579
2.63%, 7/22/22	79,000	78,323
3.75%, 1/24/24	451,000	464,099
3.00%, 4/22/26	27,000	26,380
3.00%, 10/23/26	80,000	77,832
4.30%, 7/22/27	700,000	727,869
(ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28(g)	576,000	578,295
4.15%, 1/24/29	640,000	665,539
4.40%, 6/14/46	40,000	40,168
4.75%, 12/07/46	250,000	262,895
		22,534,689

Beverages – 0.0%(i)
Constellation Brands, Inc., 4.75%, 11/15/24	70,000	74,979
PepsiCo, Inc., 4.45%, 4/14/46	53,000	58,742
		133,721

Biotechnology – 0.3%
Amgen, Inc., 4.40%, 5/01/45	38,000	37,315
4.66%, 6/15/51	44,000	44,447
Celgene Corp., 3.25%, 8/15/22	159,000	160,295
2.75%, 2/15/23	194,000	192,180
3.88%, 8/15/25	140,000	144,374
5.00%, 8/15/45	90,000	96,792
Gilead Sciences, Inc., 3.50%, 2/01/25	115,000	117,193
4.60%, 9/01/35	18,000	19,108
4.00%, 9/01/36	26,000	25,388
4.80%, 4/01/44	53,000	55,313
4.75%, 3/01/46	170,000	177,665
		1,070,070

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Building Materials – 0.0%(i)
Johnson Controls International PLC, 4.63%, 7/02/44	$15,000	$14,550

Chemicals – 0.2%
Dow Chemical (The) Co., 4.55%, 11/30/25(b)	44,000	46,737
4.38%, 11/15/42	44,000	42,590
DowDuPont, Inc., 4.49%, 11/15/25	238,000	255,403
5.42%, 11/15/48	220,000	253,999
RPM International, Inc., 4.55%, 3/01/29	5,000	5,111
Sherwin-Williams (The) Co., 4.00%, 12/15/42	18,000	16,286
4.50%, 6/01/47	18,000	17,854
		637,980

Commercial Services – 0.1%
President & Fellows of Harvard College, 4.88%, 10/15/40	147,000	175,755
Total System Services, Inc., 4.00%, 6/01/23	44,000	45,257
4.80%, 4/01/26	132,000	138,645
		359,657

Computers – 0.4%
Apple, Inc., 2.85%, 2/23/23	71,000	71,457
2.40%, 5/03/23	159,000	157,307
3.45%, 5/06/24	167,000	172,214
2.45%, 8/04/26	100,000	96,336
2.90%, 9/12/27	350,000	344,234
4.50%, 2/23/36	44,000	48,832
3.85%, 5/04/43	282,000	280,577
Dell International LLC/EMC Corp., 4.42%, 6/15/21(b)	224,000	229,409
6.02%, 6/15/26(b)	55,000	59,591
4.90%, 10/01/26(b)	26,000	26,631
8.35%, 7/15/46(b)	44,000	54,154
		1,540,742

Diversified Financial Services – 0.5%
Air Lease Corp., 3.00%, 9/15/23	35,000	34,384
American Express Co., 2.50%, 8/01/22	88,000	87,010
3.40%, 2/27/23	26,000	26,451
4.20%, 11/06/25	311,000	330,415

	Par(a)	Value

Diversified Financial Services (Continued)
Capital One Financial Corp., 3.45%, 4/30/21	$5,000	$5,055
3.90%, 1/29/24	159,000	163,302
3.75%, 3/09/27	18,000	17,848
Charles Schwab (The) Corp., 3.20%, 3/02/27	44,000	44,287
CME Group, Inc., 3.75%, 6/15/28	188,000	197,637
Intercontinental Exchange, Inc., 4.00%, 10/15/23	15,000	15,682
3.75%, 9/21/28	79,000	81,580
International Lease Finance Corp., 5.87%, 8/15/22	230,000	247,784
Nuveen LLC, 4.00%, 11/01/28(b)	260,000	276,609
Synchrony Financial, 4.38%, 3/19/24	35,000	35,768
Visa, Inc., 3.15%, 12/14/25	201,000	203,954
4.15%, 12/14/35	26,000	27,846
4.30%, 12/14/45	103,000	112,359
		1,907,971

Electric – 1.2%
AEP Texas, Inc., 3.95%, 6/01/28	88,000	91,419
4.15%, 5/01/49	25,000	25,079
AEP Transmission Co. LLC, 3.75%, 12/01/47	79,000	77,184
Alabama Power Co., 3.75%, 3/01/45	106,000	102,586
Ameren Illinois Co., 3.80%, 5/15/28	26,000	27,129
Baltimore Gas & Electric Co., 3.50%, 8/15/46	49,000	45,716
3.75%, 8/15/47	62,000	59,774
4.25%, 9/15/48	26,000	27,101
Berkshire Hathaway Energy Co., 6.12%, 4/01/36	3,000	3,804
3.80%, 7/15/48	26,000	24,882
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	18,000	17,197
4.25%, 2/01/49	9,000	9,626
Consumers Energy Co., 3.95%, 5/15/43	10,000	10,156
3.25%, 8/15/46	18,000	16,321

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Electric (Continued)
DTE Electric Co., 3.70%, 3/15/45	$62,000	$60,464
3.70%, 6/01/46	26,000	25,211
4.05%, 5/15/48	10,000	10,355
DTE Energy Co., 3.70%, 8/01/23	26,000	26,737
Duke Energy Carolinas LLC, 3.95%, 11/15/28	132,000	140,169
4.00%, 9/30/42	62,000	62,813
Duke Energy Corp., 2.40%, 8/15/22	30,000	29,622
3.15%, 8/15/27	190,000	186,633
Duke Energy Florida LLC, 3.80%, 7/15/28	106,000	110,692
3.85%, 11/15/42	53,000	52,417
Duke Energy Progress LLC, 3.25%, 8/15/25	35,000	35,650
3.70%, 9/01/28	159,000	165,773
3.45%, 3/15/29	9,000	9,202
4.10%, 5/15/42	10,000	10,261
3.60%, 9/15/47	15,000	14,250
Entergy Louisiana LLC, 5.40%, 11/01/24	18,000	20,295
4.20%, 9/01/48	79,000	81,649
Eversource Energy, 2.90%, 10/01/24	44,000	43,649
Exelon Corp., 5.63%, 6/15/35	9,000	10,349
5.10%, 6/15/45	79,000	89,367
FirstEnergy Corp., 4.25%, 3/15/23	110,000	114,507
3.90%, 7/15/27	340,000	344,670
7.37%, 11/15/31	270,000	356,985
4.85%, 7/15/47	70,000	74,556
FirstEnergy Transmission LLC, 4.35%, 1/15/25(b)	32,000	33,414
5.45%, 7/15/44(b)	10,000	11,300
4.55%, 4/01/49(b)	90,000	91,997
Florida Power & Light Co., 3.70%, 12/01/47	106,000	104,017
3.95%, 3/01/48	35,000	35,803
Indiana Michigan Power Co., 3.85%, 5/15/28	44,000	45,811
Kansas City Power & Light Co., 4.20%, 6/15/47	71,000	73,373
MidAmerican Energy Co., 3.50%, 10/15/24	120,000	124,138
3.65%, 4/15/29	140,000	145,369
4.40%, 10/15/44	55,000	59,265

	Par(a)	Value

Electric (Continued)
Northern States Power Co., 3.40%, 8/15/42	$88,000	$82,316
3.60%, 9/15/47	18,000	17,284
Ohio Power Co., 4.15%, 4/01/48	79,000	82,133
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/29	44,000	52,596
5.30%, 6/01/42	18,000	21,512
PacifiCorp, 6.00%, 1/15/39	56,000	70,672
4.10%, 2/01/42	53,000	54,090
4.13%, 1/15/49	53,000	54,962
Progress Energy, Inc., 7.75%, 3/01/31	180,000	246,256
Public Service Electric & Gas Co., 3.00%, 5/15/27	97,000	96,259
Tampa Electric Co., 4.45%, 6/15/49	62,000	64,070
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25(b)	159,000	163,276
Union Electric Co., 3.50%, 3/15/29	53,000	54,007
Virginia Electric & Power Co., 3.45%, 9/01/22	62,000	63,192
2.75%, 3/15/23	97,000	96,828
3.50%, 3/15/27	106,000	108,327
4.45%, 2/15/44	115,000	122,685
4.60%, 12/01/48	62,000	67,997
		4,857,199

Electronics – 0.0%(i)
Amphenol Corp., 4.35%, 6/01/29	18,000	19,178

Environmental Control – 0.1%
Republic Services, Inc., 4.75%, 5/15/23	71,000	75,670
2.90%, 7/01/26	51,000	49,881
3.37%, 11/15/27	79,000	79,207
Waste Management, Inc., 3.50%, 5/15/24	70,000	71,821
3.13%, 3/01/25	18,000	18,168
3.90%, 3/01/35	18,000	17,824
		312,571

Food – 0.1%
Conagra Brands, Inc., 3.80%, 10/22/21	53,000	54,037
Kraft Heinz Foods Co., 3.00%, 6/01/26	110,000	103,751

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Food (Continued)
Kroger (The) Co., 2.65%, 10/15/26	$71,000	$65,983
5.15%, 8/01/43	20,000	20,015
Mars, Inc., 2.70%, 4/01/25(b)	90,000	89,213
3.20%, 4/01/30(b)	180,000	178,279
Tyson Foods, Inc., 3.55%, 6/02/27	79,000	78,358
5.15%, 8/15/44	18,000	18,698
		608,334

Forest Products & Paper – 0.1%
Georgia-Pacific LLC, 5.40%, 11/01/20(b)	26,000	26,981
3.73%, 7/15/23(b)	18,000	18,551
3.60%, 3/01/25(b)	155,000	158,620
7.75%, 11/15/29	18,000	24,467
International Paper Co., 6.00%, 11/15/41	53,000	59,373
		287,992

Gas – 0.0%(i)
Atmos Energy Corp., 4.13%, 3/15/49	23,000	23,626
NiSource Finance Corp., 3.49%, 5/15/27	79,000	79,098
		102,724

Healthcare - Products – 0.5%
Abbott Laboratories, 2.95%, 3/15/25	203,000	202,644
3.75%, 11/30/26	513,000	534,586
4.90%, 11/30/46	10,000	11,400
Becton Dickinson and Co., 2.68%, 12/15/19	35,000	34,922
3.25%, 11/12/20	44,000	44,199
3.36%, 6/06/24	190,000	190,429
4.68%, 12/15/44	29,000	29,693
Covidien International Finance S.A., 2.95%, 6/15/23	35,000	35,222
Medtronic Global Holdings S.C.A., 3.35%, 4/01/27	260,000	264,427
Medtronic, Inc., 3.50%, 3/15/25	88,000	90,677
4.38%, 3/15/35	224,000	241,193
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	243,000	235,877
		1,915,269

Healthcare - Services – 0.5%
Aetna, Inc., 2.80%, 6/15/23	90,000	88,396

	Par(a)	Value

Healthcare - Services (Continued)
4.50%, 5/15/42	$121,000	$114,024
Anthem, Inc., 2.95%, 12/01/22	30,000	29,969
3.50%, 8/15/24	26,000	26,319
3.65%, 12/01/27	188,000	186,361
Baylor Scott & White Holdings, 3.97%, 11/15/46	126,000	125,883
CHRISTUS Health, 4.34%, 7/01/28	121,000	129,408
Cigna Corp., 4.50%, 3/15/21	167,000	171,185
3.25%, 4/15/25	123,000	121,820
HCA, Inc., 5.87%, 3/15/22	106,000	113,378
4.75%, 5/01/23	41,000	42,840
5.00%, 3/15/24	71,000	75,165
5.25%, 4/15/25	150,000	160,642
Humana, Inc., 3.95%, 3/15/27	140,000	140,460
UnitedHealth Group, Inc., 3.75%, 7/15/25	317,000	329,959
3.70%, 12/15/25	26,000	26,937
3.10%, 3/15/26	18,000	18,030
3.85%, 6/15/28	130,000	135,587
3.88%, 12/15/28	110,000	114,899
4.62%, 11/15/41	26,000	27,999
4.75%, 7/15/45	62,000	68,209
4.45%, 12/15/48	18,000	19,097
		2,266,567

Housewares – 0.0%(i)
Newell Brands, Inc., 3.85%, 4/01/23	30,000	29,822
4.20%, 4/01/26	20,000	19,033
		48,855

Insurance – 0.3%
American International Group, Inc., 4.20%, 4/01/28	40,000	40,920
3.88%, 1/15/35	18,000	16,676
Aon Corp., 4.50%, 12/15/28	212,000	224,556
3.75%, 5/02/29	65,000	64,978
Berkshire Hathaway Finance Corp., 4.25%, 1/15/49	169,000	176,836
Marsh & McLennan Cos., Inc., 3.50%, 12/29/20	53,000	53,658
3.30%, 3/14/23	185,000	187,556
4.05%, 10/15/23	18,000	18,720

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Insurance (Continued)
3.88%, 3/15/24	$53,000	$55,085
4.37%, 3/15/29	58,000	61,937
4.35%, 1/30/47	44,000	44,690
4.20%, 3/01/48	26,000	25,908
4.90%, 3/15/49	3,000	3,311
MetLife, Inc., 6.40%, 12/15/36	100,000	110,662
4.12%, 8/13/42	35,000	35,543
Prudential Financial, Inc., 3.88%, 3/27/28	97,000	101,597
Travelers (The) Cos., Inc., 4.60%, 8/01/43	18,000	19,896
4.00%, 5/30/47	26,000	26,487
Trinity Acquisition PLC, 4.40%, 3/15/26	18,000	18,619
Willis North America, Inc., 3.60%, 5/15/24	132,000	133,426
		1,421,061

Internet – 0.1%
Amazon.com, Inc., 3.15%, 8/22/27	140,000	140,945
4.05%, 8/22/47	290,000	302,108
		443,053

Iron/Steel – 0.0%(i)
Nucor Corp., 5.20%, 8/01/43	18,000	20,398

Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	126,000	130,714
4.50%, 2/01/24	106,000	110,481
4.91%, 7/23/25	291,000	308,374
4.20%, 3/15/28	330,000	330,253
5.05%, 3/30/29	570,000	603,583
6.38%, 10/23/35	132,000	149,139
5.38%, 4/01/38	202,000	207,377
6.48%, 10/23/45	106,000	120,070
5.75%, 4/01/48	20,000	21,091
Comcast Corp., 3.38%, 2/15/25	9,000	9,154
3.95%, 10/15/25	140,000	146,662
3.15%, 3/01/26	97,000	97,312
2.35%, 1/15/27	215,000	201,231
3.30%, 2/01/27	88,000	87,999
4.15%, 10/15/28	610,000	645,661
4.25%, 10/15/30	190,000	202,115
3.20%, 7/15/36	185,000	168,664
6.55%, 7/01/39	106,000	136,722

	Par(a)	Value
Media (Continued)
4.70%, 10/15/48	$10,000	$10,864
4.00%, 11/01/49	210,000	204,369
4.95%, 10/15/58	26,000	29,078
Cox Communications, Inc., 3.15%, 8/15/24(b)	32,000	31,681
3.35%, 9/15/26(b)	109,000	106,447
Discovery Communications LLC, 3.30%, 5/15/22	44,000	44,391
3.80%, 3/13/24	44,000	44,888
4.90%, 3/11/26	18,000	19,145
4.88%, 4/01/43	26,000	24,684
Fox Corp., 4.03%, 1/25/24(b)	218,000	226,626
4.71%, 1/25/29(b)	110,000	118,347
5.48%, 1/25/39(b)	210,000	233,841
5.58%, 1/25/49(b)	20,000	22,693
NBCUniversal Media LLC, 5.15%, 4/30/20	150,000	153,530
5.95%, 4/01/41	132,000	162,895
4.45%, 1/15/43	44,000	45,692
Time Warner Cable LLC, 4.13%, 2/15/21	113,000	114,785
5.87%, 11/15/40	140,000	145,788
5.50%, 9/01/41	44,000	43,879
Time Warner Entertainment Co. L.P., 8.37%, 7/15/33	170,000	223,495
Viacom, Inc., 6.87%, 4/30/36	35,000	41,327
Walt Disney (The) Co., 6.40%, 12/15/35(b)	25,000	32,905
7.75%, 12/01/45(b)	9,000	14,335
Warner Media LLC, 3.60%, 7/15/25	35,000	35,103
3.80%, 2/15/27	188,000	189,095
7.62%, 4/15/31	28,000	36,752
6.25%, 3/29/41	18,000	21,102
5.37%, 10/15/41	79,000	84,612
		6,138,951

Miscellaneous Manufacturing – 0.3%
Eaton Corp., 2.75%, 11/02/22	40,000	39,953
4.15%, 11/02/42	30,000	29,961
General Electric Co., 3.10%, 1/09/23	240,000	239,553
6.75%, 3/15/32	20,000	23,391
6.87%, 1/10/39	740,000	875,493

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Miscellaneous Manufacturing (Continued)
4.50%, 3/11/44	$71,000	$65,860
Textron, Inc., 3.90%, 9/17/29	50,000	49,994
		1,324,205

Oil & Gas – 1.3%
Anadarko Petroleum Corp., 5.55%, 3/15/26	60,000	67,499
6.45%, 9/15/36	71,000	88,622
4.50%, 7/15/44	80,000	81,503
6.60%, 3/15/46	150,000	202,311
Apache Corp., 2.63%, 1/15/23	26,000	25,408
4.38%, 10/15/28	540,000	549,189
4.75%, 4/15/43	144,000	137,974
4.25%, 1/15/44	380,000	341,700
BP Capital Markets America, Inc., 3.22%, 11/28/23	70,000	70,758
3.22%, 4/14/24	106,000	106,973
3.41%, 2/11/26	20,000	20,369
3.12%, 5/04/26	273,000	271,733
3.94%, 9/21/28	200,000	209,234
Cimarex Energy Co., 4.38%, 6/01/24	88,000	91,473
3.90%, 5/15/27	249,000	249,392
Concho Resources, Inc., 3.75%, 10/01/27	15,000	15,038
4.30%, 8/15/28	288,000	300,116
Continental Resources, Inc., 4.50%, 4/15/23	229,000	236,657
3.80%, 6/01/24	143,000	144,308
4.37%, 1/15/28	80,000	82,099
Devon Energy Corp., 5.85%, 12/15/25	395,000	448,738
5.60%, 7/15/41	30,000	33,203
5.00%, 6/15/45	140,000	145,160
EOG Resources, Inc., 3.90%, 4/01/35	18,000	18,267
Exxon Mobil Corp., 3.04%, 3/01/26	70,000	70,352
4.11%, 3/01/46	20,000	21,290
Hess Corp., 5.80%, 4/01/47	35,000	37,876
Kerr-McGee Corp., 6.95%, 7/01/24	200,000	235,985
7.87%, 9/15/31	210,000	280,781
Marathon Petroleum Corp., 6.50%, 3/01/41	18,000	21,883
4.50%, 4/01/48(b)	88,000	84,665

	Par(a)	Value

Oil & Gas (Continued)
Noble Energy, Inc., 3.85%, 1/15/28	$40,000	$39,859
4.95%, 8/15/47	40,000	41,033
Occidental Petroleum Corp., 3.00%, 2/15/27	220,000	213,343
4.10%, 2/15/47	50,000	47,988
4.20%, 3/15/48	230,000	224,290
Valero Energy Corp., 3.40%, 9/15/26	71,000	69,890
		5,326,959

Oil & Gas Services – 0.1%
Halliburton Co., 3.80%, 11/15/25	354,000	362,132
4.85%, 11/15/35	70,000	73,357
4.50%, 11/15/41	18,000	17,919
Schlumberger Holdings Corp., 4.00%, 12/21/25(b)	30,000	30,876
		484,284

Pharmaceuticals – 1.3%
AbbVie, Inc., 2.90%, 11/06/22	35,000	34,899
3.60%, 5/14/25	215,000	216,266
4.50%, 5/14/35	142,000	138,903
4.40%, 11/06/42	18,000	16,676
4.45%, 5/14/46	88,000	81,612
Allergan Funding SCS, 3.45%, 3/15/22	100,000	100,507
3.80%, 3/15/25	486,000	491,307
4.55%, 3/15/35	108,000	106,293
4.75%, 3/15/45	50,000	48,853
Cigna Corp., 3.20%, 9/17/20(b)	335,000	336,111
3.40%, 9/17/21(b)	20,000	20,207
3.75%, 7/15/23(b)	190,000	193,391
4.12%, 11/15/25(b)	20,000	20,672
4.37%, 10/15/28(b)	340,000	350,710
CVS Health Corp., 3.35%, 3/09/21	140,000	140,999
3.70%, 3/09/23	326,000	330,575
4.10%, 3/25/25	440,000	448,106
3.88%, 7/20/25	18,000	18,110
4.30%, 3/25/28	750,000	758,307
4.87%, 7/20/35	44,000	43,952
5.12%, 7/20/45	327,000	325,070
5.05%, 3/25/48	260,000	256,544
Eli Lilly & Co., 4.15%, 3/15/59	51,000	52,321
Johnson & Johnson, 2.45%, 3/01/26	44,000	42,824

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Pharmaceuticals (Continued)
3.63%, 3/03/37	$140,000	$141,007
Merck & Co., Inc., 4.00%, 3/07/49	30,000	30,696
Pfizer, Inc., 4.00%, 12/15/36	35,000	36,111
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	185,000	184,288
2.88%, 9/23/23	79,000	77,947
3.20%, 9/23/26	115,000	111,921
Wyeth LLC, 6.45%, 2/01/24	9,000	10,419
6.50%, 2/01/34	44,000	57,863
5.95%, 4/01/37	44,000	55,470
		5,278,937

Pipelines – 1.6%
Andeavor Logistics L.P./Tesoro Logistics Finance Corp., 4.25%, 12/01/27	289,000	293,971
5.20%, 12/01/47	62,000	63,386
Boardwalk Pipelines L.P., 4.80%, 5/03/29	25,000	25,129
Energy Transfer L.P./Regency Energy Finance Corp., 5.87%, 3/01/22	30,000	32,006
Energy Transfer Operating L.P., 3.60%, 2/01/23	176,000	177,079
4.50%, 4/15/24	100,000	104,431
4.95%, 6/15/28	10,000	10,508
5.25%, 4/15/29	30,000	32,297
6.05%, 6/01/41	141,000	150,760
6.12%, 12/15/45	36,000	39,361
Enterprise Products Operating LLC, 4.15%, 10/16/28	210,000	221,096
4.45%, 2/15/43	53,000	53,135
5.10%, 2/15/45	88,000	96,186
Kinder Morgan Energy Partners L.P., 4.25%, 9/01/24	162,000	168,933
4.70%, 11/01/42	26,000	25,202
5.50%, 3/01/44	50,000	53,402
Kinder Morgan, Inc., 3.05%, 12/01/19	53,000	53,033
3.15%, 1/15/23	53,000	53,094
5.63%, 11/15/23(b)	62,000	67,730
4.30%, 3/01/28	251,000	259,737
7.75%, 1/15/32	35,000	46,140
5.55%, 6/01/45	71,000	77,332

	Par(a)	Value

Pipelines (Continued)
5.05%, 2/15/46	$115,000	$118,296
MPLX L.P., 4.88%, 6/01/25	176,000	187,401
4.13%, 3/01/27	256,000	258,784
4.00%, 3/15/28	260,000	260,304
4.80%, 2/15/29	280,000	297,679
4.50%, 4/15/38	90,000	86,317
5.20%, 3/01/47	10,000	10,298
4.70%, 4/15/48	108,000	104,139
5.50%, 2/15/49	90,000	97,154
Northwest Pipeline LLC, 4.00%, 4/01/27	141,000	142,368
Sabine Pass Liquefaction LLC, 5.62%, 4/15/23	100,000	107,874
5.75%, 5/15/24	200,000	219,482
5.62%, 3/01/25	238,000	261,510
5.87%, 6/30/26	97,000	108,045
5.00%, 3/15/27	76,000	80,939
Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	107,472
Spectra Energy Partners L.P., 5.95%, 9/25/43	71,000	83,863
Sunoco Logistics Partners Operations L.P., 4.25%, 4/01/24	35,000	36,193
6.10%, 2/15/42	35,000	37,601
5.35%, 5/15/45	25,000	24,767
5.40%, 10/01/47	22,000	22,086
Texas Eastern Transmission L.P., 3.50%, 1/15/28(b)	62,000	60,286
4.15%, 1/15/48(b)	26,000	24,940
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/01/26	531,000	664,192
4.00%, 3/15/28	88,000	89,846
4.45%, 8/01/42	18,000	17,561
Western Midstream Operating L.P., 5.38%, 6/01/21	300,000	311,659
4.65%, 7/01/26	90,000	93,907
Williams (The) Cos., Inc., 3.60%, 3/15/22	220,000	223,317
4.55%, 6/24/24	18,000	18,971
3.90%, 1/15/25	88,000	89,746
7.50%, 1/15/31	18,000	22,691
5.75%, 6/24/44	53,000	57,705
		6,431,341

Real Estate Investment Trusts – 0.1%
American Tower Corp., 3.50%, 1/31/23	44,000	44,677

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Real Estate Investment Trusts (Continued)
5.00%, 2/15/24	$176,000	$189,961
3.95%, 3/15/29	44,000	44,242
Crown Castle International Corp., 4.87%, 4/15/22	19,000	20,030
3.20%, 9/01/24	62,000	61,749
4.45%, 2/15/26	115,000	120,528
3.65%, 9/01/27	88,000	87,192
Realty Income Corp., 4.13%, 10/15/26	35,000	36,824
		605,203

Retail – 0.4%
Dollar General Corp., 4.13%, 5/01/28	18,000	18,504
Home Depot (The), Inc., 3.90%, 12/06/28	26,000	27,558
5.87%, 12/16/36	26,000	32,841
5.95%, 4/01/41	10,000	12,794
3.50%, 9/15/56	18,000	16,414
Lowe’s Cos., Inc., 3.70%, 4/15/46	71,000	63,356
McDonald’s Corp., 3.38%, 5/26/25	35,000	35,626
3.70%, 1/30/26	85,000	87,429
3.80%, 4/01/28	250,000	257,863
6.30%, 10/15/37	26,000	32,138
4.87%, 7/15/40	26,000	27,720
3.63%, 5/01/43	45,000	40,760
4.87%, 12/09/45	26,000	28,056
4.45%, 3/01/47	51,000	51,849
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	45,000	45,528
3.45%, 6/01/26	229,000	221,518
Walmart, Inc., 3.55%, 6/26/25	35,000	36,337
3.70%, 6/26/28	340,000	356,159
3.25%, 7/08/29	40,000	40,395
4.00%, 4/11/43	18,000	18,770
		1,451,615

Semiconductors – 0.5%
Analog Devices, Inc., 3.90%, 12/15/25	18,000	18,478
3.50%, 12/05/26	26,000	26,103
5.30%, 12/15/45	26,000	29,302
Applied Materials, Inc., 3.90%, 10/01/25	11,000	11,577
3.30%, 4/01/27	77,000	77,723
5.10%, 10/01/35	35,000	40,116
5.85%, 6/15/41	33,000	40,619
4.35%, 4/01/47	106,000	110,690

	Par(a)	Value

Semiconductors (Continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/22	$177,000	$175,944
3.63%, 1/15/24	115,000	114,174
3.87%, 1/15/27	116,000	110,693
Broadcom, Inc., 3.13%, 10/15/22(b)	80,000	79,579
Intel Corp., 3.70%, 7/29/25	20,000	20,889
4.80%, 10/01/41	40,000	45,409
KLA-Tencor Corp., 4.10%, 3/15/29	150,000	154,308
5.00%, 3/15/49	54,000	58,000
Lam Research Corp., 3.75%, 3/15/26	71,000	72,893
4.87%, 3/15/49	98,000	105,750
NVIDIA Corp., 3.20%, 9/16/26	104,000	103,780
QUALCOMM, Inc., 2.90%, 5/20/24	34,000	33,889
3.45%, 5/20/25	8,000	8,146
4.65%, 5/20/35	183,000	198,104
4.80%, 5/20/45	67,000	71,774
Texas Instruments, Inc., 2.25%, 5/01/23	18,000	17,793
2.90%, 11/03/27	200,000	197,977
4.15%, 5/15/48	18,000	19,020
		1,942,730

Software – 0.7%
Autodesk, Inc., 3.50%, 6/15/27	141,000	137,038
Fidelity National Information Services, Inc., 5.00%, 10/15/25	18,000	19,591
3.00%, 8/15/26	167,000	161,788
4.50%, 8/15/46	53,000	52,487
4.75%, 5/15/48	18,000	18,479
Fiserv, Inc., 3.85%, 6/01/25	18,000	18,534
4.20%, 10/01/28	130,000	134,353
Microsoft Corp., 2.40%, 8/08/26	60,000	58,091
3.30%, 2/06/27	500,000	512,567
3.50%, 2/12/35	150,000	150,893
4.20%, 11/03/35	9,000	9,793
3.45%, 8/08/36	132,000	131,210
3.50%, 11/15/42	44,000	42,882
3.75%, 2/12/45	110,000	111,039
3.70%, 8/08/46	386,000	386,994

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Software (Continued)
Oracle Corp., 2.50%, 10/15/22	$129,000	$128,077
3.63%, 7/15/23	55,000	56,843
2.65%, 7/15/26	141,000	136,760
3.25%, 11/15/27	44,000	44,250
3.80%, 11/15/37	35,000	34,715
6.50%, 4/15/38	26,000	34,469
4.12%, 5/15/45	62,000	62,674
4.00%, 7/15/46	53,000	52,635
salesforce.com, Inc., 3.70%, 4/11/28	430,000	450,340
		2,946,502

Telecommunications – 1.1%
AT&T, Inc., 3.00%, 2/15/22	20,000	20,123
3.60%, 2/17/23	215,000	219,482
3.40%, 5/15/25	18,000	18,081
4.12%, 2/17/26	9,000	9,296
4.30%, 2/15/30(b)	375,000	384,086
6.35%, 3/15/40	150,000	174,711
6.00%, 8/15/40	79,000	90,795
4.80%, 6/15/44	150,000	150,515
4.35%, 6/15/45	9,000	8,495
5.15%, 11/15/46	50,000	52,421
4.50%, 3/09/48	140,000	134,359
5.15%, 2/15/50	132,000	138,515
Cisco Systems, Inc., 2.95%, 2/28/26	18,000	17,946
Corning, Inc., 3.70%, 11/15/23	9,000	9,148
4.37%, 11/15/57	79,000	72,729
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21(b)	125,000	124,688
4.74%, 3/20/25(b)	200,000	203,750
Verizon Communications, Inc., 3.38%, 2/15/25	120,000	121,800
2.63%, 8/15/26	10,000	9,597
4.12%, 3/16/27	871,000	918,591
4.33%, 9/21/28	550,000	588,247
3.88%, 2/08/29	30,000	31,043
4.50%, 8/10/33	130,000	139,399
4.27%, 1/15/36	353,000	361,163
4.81%, 3/15/39	18,000	19,548
3.85%, 11/01/42	50,000	47,766
6.55%, 9/15/43	115,000	151,411
4.52%, 9/15/48	180,000	187,720
		4,405,425

		Par(a)	Value

Textiles – 0.0%(i)
Cintas Corp. No. 2, 2.90%, 4/01/22		$20,000	$20,008
3.70%, 4/01/27		20,000	20,488
			40,496

Transportation – 0.4%
Burlington Northern Santa Fe LLC, 6.15%, 5/01/37		18,000	23,066
5.75%, 5/01/40		60,000	74,062
4.15%, 4/01/45		30,000	31,165
4.05%, 6/15/48		106,000	109,183
CSX Corp., 3.25%, 6/01/27		97,000	96,529
4.75%, 5/30/42		44,000	47,637
4.25%, 11/01/66		53,000	49,307
FedEx Corp., 3.40%, 1/14/22		35,000	35,480
3.90%, 2/01/35		132,000	125,100
3.87%, 8/01/42		62,000	54,994
4.10%, 4/15/43		44,000	40,199
5.10%, 1/15/44		62,000	65,159
4.10%, 2/01/45		20,000	18,408
Norfolk Southern Corp., 3.65%, 8/01/25		18,000	18,575
2.90%, 6/15/26		132,000	129,726
4.84%, 10/01/41		18,000	19,700
5/15/49(e)		5,000	4,963
4.05%, 8/15/52		35,000	34,116
Union Pacific Corp., 2.75%, 3/01/26		53,000	51,858
3.95%, 9/10/28		220,000	231,248
3.38%, 2/01/35		88,000	83,165
3.60%, 9/15/37		62,000	59,341
4.75%, 9/15/41		5,000	5,307
4.50%, 9/10/48		270,000	286,178
3.80%, 10/01/51		44,000	41,295
3.87%, 2/01/55		71,000	66,163
			1,801,924

Trucking & Leasing – 0.0%(i)
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.40%, 11/15/26(b)		141,000	134,156

Total Corporate Bonds (Cost $84,925,750)			87,216,038

Foreign Issuer Bonds – 13.4%
Argentina – 0.0%(i)
Argentina Bonar Bonds, 48.20%, 3/01/20(d)	ARS	200,000	4,159

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Australia – 0.2%
Australia & New Zealand Banking Group Ltd., 4.87%, 1/12/21(b)	$100,000	$103,496
BHP Billiton Finance USA Ltd., 4.13%, 2/24/42	35,000	36,638
5.00%, 9/30/43	20,000	23,208
(USD Swap 5Y + 5.09%), 6.75%, 10/19/75(b)(g)	400,000	450,000
Commonwealth Bank of Australia, 3.90%, 7/12/47(b)	30,000	29,944
		643,286

Belgium – 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/01/26(b)	80,000	80,262
4.70%, 2/01/36(b)	247,000	250,963
4.90%, 2/01/46(b)	26,000	26,383
Anheuser-Busch InBev Finance, Inc., 4.70%, 2/01/36	185,000	187,968
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 1/12/24	100,000	101,945
4.15%, 1/23/25	400,000	417,739
4.00%, 4/13/28	160,000	163,189
4.75%, 1/23/29	775,000	829,799
3.75%, 7/15/42	71,000	61,873
5.55%, 1/23/49	140,000	155,495
		2,275,616

Brazil – 0.5%
Brazilian Government International Bond, 4.50%, 5/30/29	242,000	235,708
Gol Finance, Inc., 7.00%, 1/31/25(b)	200,000	190,000
Petrobras Global Finance B.V., 7.37%, 1/17/27	200,000	223,160
7.25%, 3/17/44	49,000	51,818
Suzano Austria GmbH, 6.00%, 1/15/29(b)	520,000	556,400
Vale Overseas Ltd., 6.25%, 8/10/26	650,000	709,800
		1,966,886

Canada – 0.3%
Air Canada Pass Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23(b)	13,800	14,200

		Par(a)	Value

Canada (Continued)
Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.30%, 1/15/30(b)		$17,539	$17,087
Bank of Montreal, 3.80%, 12/15/32(g)		40,000	38,916
Barrick Gold Corp., 5.25%, 4/01/42		35,000	37,918
Barrick North America Finance LLC, 5.75%, 5/01/43		190,000	218,595
Enbridge, Inc., 2.90%, 7/15/22		91,000	90,784
4.25%, 12/01/26		62,000	64,591
3.70%, 7/15/27		79,000	79,488
(ICE LIBOR USD 3M + 3.42%), 5.50%, 7/15/77(g)		150,000	144,375
Royal Bank of Canada, 3.20%, 4/30/21		220,000	222,454
Toronto-Dominion Bank (The), 3.25%, 6/11/21		220,000	222,647
TransCanada PipeLines Ltd., 4.88%, 1/15/26		123,000	132,447
4.25%, 5/15/28		62,000	64,610
5.85%, 3/15/36		71,000	80,327
7.25%, 8/15/38		9,000	11,757
			1,440,196

Chile – 0.1%
Corp. Nacional del Cobre de Chile, 3.63%, 8/01/27(b)		330,000	331,208

China – 0.2%
CNOOC Finance 2015
USA LLC, 3.50%, 5/05/25		410,000	412,207
Sinopec Group Overseas
Development 2014 Ltd., 4.37%, 4/10/24(b)		290,000	303,673
Tencent Holdings Ltd., 3.60%, 1/19/28(b)		220,000	216,714
			932,594

Colombia – 0.7%
Colombia Government International Bond, 3.88%, 4/25/27		415,000	420,752
5.00%, 6/15/45		410,000	429,069
5.20%, 5/15/49		720,000	770,400
Colombian TES, 7.00%, 6/30/32	COP	1,106,700,000	343,280

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Colombia (Continued)
Ecopetrol S.A., 5.87%, 5/28/45	$700,000	$721,910
Transportadora de Gas Internacional S.A. ESP, 5.55%, 11/01/28(b)	200,000	218,250
		2,903,661

Denmark – 0.2%
Danske Bank A/S, 5.00%, 1/12/22(b)	400,000	411,329
5.38%, 1/12/24(b)	400,000	418,901
		830,230

Egypt – 0.1%
Egypt Government International Bond, 8.70%, 3/01/49(b)	262,000	269,958

Finland – 0.2%
Nordea Bank Abp, 4.88%, 1/14/21(b)	200,000	206,901
3.75%, 8/30/23(b)	455,000	460,461
(U.S. Treasury Yield Curve Rate CMT 5Y + 4.11%), 6.62%, 3/26/26(b)(g)(h)	200,000	204,500
		871,862

France – 0.8%
BNP Paribas S.A.,
(USD Swap 5Y + 6.31%), 7.62%, 3/30/21(b)(g)(h)	200,000	210,750
2.95%, 5/23/22(b)	200,000	199,092
3.50%, 3/01/23(b)	200,000	201,800
(ICE LIBOR USD 3M + 2.24%), 4.71%, 1/10/25(b)(g)	200,000	209,526
(USD Swap 5Y + 5.15%), 7.37%, 8/19/25(b)(g)(h)	200,000	216,250
4.40%, 8/14/28(b)	200,000	207,433
(ICE LIBOR USD 3M + 2.57%), 5.20%, 1/10/30(b)(g)	600,000	653,755
Credit Agricole S.A.,
(ICE LIBOR USD 3M + 6.98%), 8.37%, 10/13/19(b)(g)(h)	340,000	347,650
(USD Swap 5Y + 6.19%), 8.12%, 12/23/25(b)(g)(h)	200,000	228,216
Danone S.A., 2.95%, 11/02/26(b)	400,000	385,887
WEA Finance LLC, 4.13%, 9/20/28(b)	340,000	352,807
		3,213,166

		Par(a)	Value

Germany – 0.3%
Bayer US Finance II LLC, 3.37%, 7/15/24(b)		$44,000	$43,057
4.40%, 7/15/44(b)		44,000	39,204
Daimler Finance North America LLC, 2.20%, 5/05/20(b)		150,000	148,895
2.85%, 1/06/22(b)		300,000	299,319
Deutsche Bank A.G., 4.25%, 2/04/21		529,000	530,572
			1,061,047

Hungary – 0.0%(i)
Hungary Government International Bond, 5.38%, 3/25/24		122,000	134,136

India – 0.0%(i)
Export-Import Bank of India, 3.38%, 8/05/26(b)		200,000	192,772

Indonesia – 0.7%
Indonesia Government International Bond, 4.35%, 1/11/48		1,130,000	1,112,250
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	9,169,000,000	664,350
8.37%, 3/15/34		1,593,000,000	113,327
8.38%, 4/15/39		2,679,000,000	189,143
Pertamina Persero PT, 6.00%, 5/03/42(b)		280,000	304,797
Perusahaan Listrik Negara PT, 5.45%, 5/21/28(b)		480,000	512,565
			2,896,432

Italy – 0.2%
Intesa Sanpaolo S.p.A., 3.13%, 7/14/22(b)		200,000	195,916
UniCredit S.p.A., 6.57%, 1/14/22(b)		700,000	737,666
			933,582

Japan – 0.4%
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/21		200,000	200,601
2.53%, 9/13/23		400,000	390,920
Mizuho Financial Group, Inc., 2.95%, 2/28/22		705,000	705,511
Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21		70,000	68,867
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23(b)		400,000	420,479
			1,786,378

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Kazakhstan – 0.2%
Kazakhstan Government International Bond, 4.88%, 10/14/44(b)		$350,000	$375,488
KazMunayGas National Co. JSC, 6.37%, 10/24/48(b)		420,000	464,999
			840,487

Kuwait – 0.2%
Equate Petrochemical B.V., 4.25%, 11/03/26(b)		410,000	417,774
Kuwait International Government Bond, 3.50%, 3/20/27(b)		210,000	214,185
			631,959

Luxembourg – 0.1%
ArcelorMittal, 4.55%, 3/11/26		206,000	213,429

Macau – 0.1%
Sands China Ltd., 5.13%, 8/08/25		300,000	316,490

Mexico – 1.2%
America Movil S.A.B. de C.V., 3.13%, 7/16/22		200,000	201,024
Comision Federal de Electricidad, 4.75%, 2/23/27(b)		200,000	203,500
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/27(b)		200,000	192,250
Mexican Bonos, 7.50%, 6/03/27	MXN	1,000,000	50,918
8.50%, 5/31/29		3,496,000	188,939
7.75%, 11/23/34		1,000,000	49,954
10.00%, 11/20/36		1,200,000	72,562
Mexico Government International Bond, 4.15%, 3/28/27		679,000	688,370
4.75%, 3/08/44		1,800,000	1,770,750
5.75%, 10/12/10(j)		26,000	26,683
Petroleos Mexicanos, 6.87%, 8/04/26		46,000	47,881
6.50%, 3/13/27		532,000	538,863
5.35%, 2/12/28		441,000	414,099
5.62%, 1/23/46		758,000	632,172
			5,077,965

Morocco – 0.0%(i)
OCP S.A., 4.50%, 10/22/25(b)		200,000	198,519

	Par(a)	Value

Netherlands – 0.7%
Cooperatieve Rabobank U.A., (ICE LIBOR USD 3M + 10.87%), 11.00%, 6/30/19(b)(g)(h)	$230,000	$232,783
4.37%, 8/04/25	940,000	976,515
ING Groep N.V., 4.10%, 10/02/23	400,000	413,039
NXP B.V./NXP Funding LLC, 4.12%, 6/01/21(b)	200,000	203,934
3.88%, 9/01/22(b)	200,000	203,548
4.87%, 3/01/24(b)	26,000	27,510
Shell International Finance B.V., 3.50%, 11/13/23	170,000	175,223
3.25%, 5/11/25	79,000	80,491
3.88%, 11/13/28	310,000	327,472
4.12%, 5/11/35	18,000	19,131
3.63%, 8/21/42	26,000	25,222
4.55%, 8/12/43	40,000	44,118
4.00%, 5/10/46	170,000	174,937
		2,903,923

Panama – 0.2%
Panama Government
International Bond, 3.88%, 3/17/28	200,000	207,102
6.70%, 1/26/36	510,000	663,000
		870,102

Peru – 0.5%
Inkia Energy Ltd., 5.87%, 11/09/27(b)	200,000	200,452
Peruvian Government International Bond, 4.13%, 8/25/27	152,000	163,780
6.55%, 3/14/37	110,000	147,235
5.62%, 11/18/50	320,000	408,800
Petroleos del Peru S.A., 4.75%, 6/19/32(b)	600,000	610,500
Southern Copper Corp., 5.25%, 11/08/42	510,000	534,180
		2,064,947

Philippines – 0.0%(i)
Philippine Government International Bond, 3.00%, 2/01/28	200,000	197,164

Poland – 0.2%
Republic of Poland Government International Bond, 4.00%, 1/22/24	650,000	682,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Qatar – 0.3%
Qatar Government International Bond, 3.87%, 4/23/23(b)		$200,000	$206,470
4.82%, 3/14/49(b)		1,056,000	1,133,880
			1,340,350

Russia – 0.3%
Russian Federal Bond - OFZ, 6.90%, 5/23/29	RUB	37,294,000	534,447
Russian Foreign Bond - Eurobond, 5.62%, 4/04/42(b)		800,000	886,833
			1,421,280

Saudi Arabia – 0.1%
Saudi Government International Bond, 5.00%, 4/17/49		200,000	212,144

South Africa – 0.3%
Anglo American Capital PLC, 3.62%, 9/11/24(b)		200,000	199,572
4.00%, 9/11/27(b)		400,000	393,101
Republic of South Africa Government Bond, 6.25%, 3/31/36	ZAR	9,534,000	484,652
9.00%, 1/31/40		1,823,000	118,846
8.75%, 1/31/44		1,799,000	113,651
8.75%, 2/28/48		1,254,000	79,431
			1,389,253

Spain – 0.1%
Banco Santander S.A., 4.38%, 4/12/28		200,000	204,843
Telefonica Emisiones S.A., 4.10%, 3/08/27		300,000	307,516
			512,359

Sweden – 0.1%
Svenska Handelsbanken AB, 1.95%, 9/08/20		500,000	495,172

Switzerland – 0.8%
Credit Suisse Group A.G.,
(USD Swap 5Y + 4.60%), 7.50%, 7/17/23(b)(g)(h)		200,000	210,744
(ICE LIBOR USD 3M + 1.20%), 3.00%, 12/14/23(b)(g)		500,000	494,028
(USD Swap 5Y + 4.33%), 7.25%, 9/12/25(b)(g)(h)		200,000	207,900
(ICE LIBOR USD 3M + 1.41%), 3.87%, 1/12/29(b)(g)		500,000	495,722

	Par(a)	Value

Switzerland (Continued)
Glencore Funding LLC, 4.12%, 3/12/24(b)	$240,000	$243,367
4.00%, 3/27/27(b)	400,000	392,378
3.87%, 10/27/27(b)	80,000	77,276
Tyco Electronics Group S.A., 3.13%, 8/15/27	18,000	17,458
UBS Group Funding Switzerland A.G.,
(ICE LIBOR USD 3M + 0.95%), 2.86%, 8/15/23(b)(g)	200,000	197,632
(USD Swap 5Y + 4.34%), 7.00%, 1/31/24(b)(g)(h)	200,000	208,494
4.25%, 3/23/28(b)	770,000	801,813
		3,346,812

Ukraine – 0.1%
Ukraine Government International Bond, 9.75%, 11/01/28	200,000	204,877

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond, 2.50%, 10/11/22(b)	410,000	405,900
DP World PLC, 5.63%, 9/25/48(b)	500,000	527,500
		933,400

United Kingdom – 2.0%
BAE Systems Holdings, Inc., 3.80%, 10/07/24(b)	123,000	125,326
Barclays PLC,
(ICE LIBOR USD 3M + 1.61%), 3.93%, 5/07/25(g)	400,000	400,272
(ICE LIBOR USD 3M + 1.90%), 4.97%, 5/16/29(g)	400,000	419,652
BAT Capital Corp., 2.76%, 8/15/22	176,000	173,504
3.22%, 8/15/24	62,000	60,674
3.56%, 8/15/27	300,000	285,618
4.54%, 8/15/47	210,000	187,491
BAT International Finance PLC, 3.95%, 6/15/25(b)	123,000	123,899
British Telecommunications PLC, 9.62%, 12/15/30	20,000	28,900
GlaxoSmithKline Capital PLC, 3.00%, 6/01/24	123,000	123,612
3.38%, 6/01/29	30,000	30,095

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

United Kingdom (Continued)
GlaxoSmithKline Capital, Inc., 3.88%, 5/15/28	$26,000	$27,223
HSBC Holdings PLC,
(ICE LIBOR USD 3M + 1.21%), 3.80%, 3/11/25(g)	400,000	407,478
(ICE LIBOR USD 3M + 1.55%), 4.04%, 3/13/28(g)	400,000	407,409
(USD ICE Swap Rate 5Y + 3.61%), 6.50%, 3/23/28(g)(h)	200,000	203,500
(ICE LIBOR USD 3M + 1.53%), 4.58%, 6/19/29(g)	900,000	952,844
Lloyds Banking Group PLC, 3.75%, 1/11/27	200,000	198,365
4.38%, 3/22/28	690,000	714,044
RELX Capital, Inc., 3.50%, 3/16/23	97,000	98,903
4.00%, 3/18/29	86,000	87,823
Reynolds American, Inc., 4.45%, 6/12/25	220,000	226,944
Royal Bank of Scotland Group PLC,
(ICE LIBOR USD 3M + 1.48%), 3.50%, 5/15/23(g)	400,000	399,737
(ICE LIBOR USD 3M + 1.76%), 4.27%, 3/22/25(g)	200,000	203,899
(ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29(g)	200,000	209,033
(ICE LIBOR USD 3M + 1.91%), 5.08%, 1/27/30(g)	200,000	213,824
Santander UK PLC, 5.00%, 11/07/23(b)	800,000	831,883
Standard Chartered PLC, 4.25%, 1/20/23(b)(g)	200,000	203,632
Vodafone Group PLC, 2.95%, 2/19/23	229,000	227,607
4.38%, 5/30/28	300,000	308,930
6.15%, 2/27/37	62,000	70,440
4.37%, 2/19/43	53,000	49,327
5.25%, 5/30/48	35,000	35,803
(USD Swap 5Y + 4.87%), 7.00%, 4/04/79(g)	75,000	78,760
		8,116,451

Uruguay – 0.2%
Uruguay Government International Bond, 4.37%, 10/27/27	210,000	218,925

	Par(a)	Value

Uruguay (Continued)
4.38%, 1/23/31	$210,000	$218,612
5.10%, 6/18/50	560,000	588,000
		1,025,537
Total Foreign Issuer Bonds (Cost $54,260,843)		55,682,289

U.S. Government Agencies(k) – 4.1%

Federal Home Loan Banks – 4.1%
FHLB Discount Notes, 0.00%, 5/03/19(l)	570,000	569,924
0.00%, 5/20/19(l)	370,000	369,530
0.00%, 5/22/19(l)	700,000	699,016
0.00%, 5/31/19(l)	1,130,000	1,127,731
0.00%, 6/12/19(l)	580,000	578,369
0.00%, 6/21/19(l)	2,970,000	2,959,860
0.00%, 7/05/19(l)	2,630,000	2,618,557
0.00%, 7/08/19(l)	1,360,000	1,353,809
0.00%, 7/10/19(l)	270,000	268,735
0.00%, 7/19/19(l)	4,650,000	4,625,406
0.00%, 8/01/19(l)	1,490,000	1,480,823
0.00%, 9/27/19(l)	340,000	336,623
		16,988,383
Total U.S. Government Agencies (Cost $16,988,626)		16,988,383
U.S. Government Obligations – 22.1%

U.S. Treasury Bonds – 7.6%
4.50%, 2/15/36(m)	8,692,000	10,839,872
3.00%, 8/15/48	5,280,000	5,339,194
3.37%, 11/15/48	10,095,000	10,974,759
3.00%, 2/15/49(m)	4,534,000	4,590,321
		31,744,146

U.S. Treasury Inflation-Indexed Bonds – 0.8%
1.38%, 2/15/44	830,000	986,930
0.75%, 2/15/45	310,000	317,179
1.00%, 2/15/49	1,840,000	1,875,858
		3,179,967

U.S. Treasury Notes – 13.7%
2.50%, 1/31/21	2,760,000	2,767,979
2.25%, 3/31/21	23,713,000	23,699,104
2.50%, 2/15/22	1,879,000	1,891,991
2.38%, 3/15/22(m)	9,051,000	9,088,127
2.25%, 4/15/22	923,000	923,144
2.62%, 12/31/23	155,000	157,337
2.13%, 3/31/24(m)	7,866,000	7,807,619
2.25%, 4/30/24	316,000	315,519
2.25%, 3/31/26	4,130,000	4,092,409

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

U.S. Treasury Notes (Continued)
3.12%, 11/15/28	$3,140,000	$3,304,605
2.62%, 2/15/29(m)	2,591,000	2,617,415
		56,665,249
Total U.S. Government Obligations (Cost $90,721,740)		91,589,362

	Par(a)
Mortgage-Backed Securities – 33.3%

Federal Home Loan Mortgage Corporation – 6.4%
Pool #G08747, 3.00%, 2/01/47	712,031	703,986
Pool #G08750, 3.00%, 3/01/47	464,351	459,105
Pool #G08779, 3.50%, 9/01/47	1,063,750	1,076,578
Pool #G08791, 3.00%, 12/01/47	792,962	784,119
Pool #G08799, 3.00%, 2/01/48	164,134	162,280
Pool #G08800, 3.50%, 2/01/48	274,805	278,074
Pool #G08803, 3.00%, 3/01/48	994,334	983,100
Pool #G08835, 3.50%, 9/01/48	298,113	301,292
Pool #G08841, 3.50%, 10/01/48	2,699,998	2,732,128
Pool #G08846, 3.50%, 11/01/48	1,499,999	1,517,849
Pool #G08861, 3.50%, 2/01/49	606,391	613,219
Pool #G08865, 3.50%, 3/01/49	995,071	1,005,969
Pool #G08871, 3.50%, 4/01/49	91,111	92,095
Pool #G08877, 5/01/49(e)	1,292,376	1,328,440
Pool #G08887, 3.00%, 6/01/49	4,200,000	4,209,729
Pool #G60972, 5/01/47(e)	62,257	66,136
Pool #G61047, 7/01/47(e)	257,398	273,434
Pool #G61079, 7/01/47(e)	80,140	84,490
Pool #G61677, 4/01/47(e)	166,533	175,414
Pool #G61727, 4.00%, 11/01/48	291,267	299,813
Pool #G61813, 3.00%, 7/01/46	514,499	511,155
Pool #G61989, 4/01/49(e)	5,806,612	5,917,692
Pool #G67715, 8/01/48(e)	367,967	391,215
Pool #G67721, 4/01/49(e)	145,842	154,235
Pool #Q41209, 3.50%, 6/01/46	74,826	76,098
Pool #Q48752, 3.50%, 6/01/47	84,897	86,175

	Par(a)	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool #Q53534, 3.00%, 1/01/48	$37,750	$37,323
Pool #Q57853, 8/01/48(e)	198,819	211,393
Pool #Q59918, 7/01/48(e)	495,195	525,984
Pool #V84260, 3.50%, 6/01/48	379,281	385,201
Pool #V85283, 3/01/49(e)	298,549	302,279
Pool TBA, 5/19/34(e)	882,000	879,601
		26,625,601

Federal National Mortgage Association – 17.7%
Pool #890696, 3.00%, 9/01/30	220,201	221,721
Pool #890843, 3.00%, 9/01/47	93,953	93,056
Pool #AK6740, 4.00%, 3/01/42	1,846,067	1,922,106
Pool #AL3311, 3.50%, 3/01/43	2,841,902	2,900,354
Pool #AL5597, 6/01/44(e)	321,067	339,586
Pool #AL9475, 11/01/45(e)	125,463	132,691
Pool #AS0496, 3.00%, 9/01/28	35,790	36,037
Pool #AS2947, 4.00%, 7/01/44	1,010,508	1,049,210
Pool #AS5480, 7/01/45(e)	91,055	96,731
Pool #AS7313, 3.50%, 6/01/46	787,427	799,979
Pool #AS7488, 3.00%, 7/01/46	1,209,318	1,202,216
Pool #AS7726, 3.00%, 8/01/46	872,039	864,466
Pool #AS8269, 3.00%, 11/01/46	1,746,147	1,727,594
Pool #AU6873, 11/01/43(e)	159,499	169,884
Pool #AW1281, 3.00%, 7/01/29	14,989	15,097
Pool #AW4229, 3.00%, 7/01/29	64,933	65,439
Pool #AX6435, 3.00%, 1/01/30	40,057	40,344
Pool #BE2735, 10/01/47(e)	19,529	20,722
Pool #BH5764, 11/01/47(e)	85,309	90,075
Pool #BH9243, 1/01/33(e)	461,113	463,530
Pool #BJ9172, 5/01/48(e)	411,382	436,755
Pool #BK5047, 3.50%, 7/01/48	151,258	152,780
Pool #BM1922, 7/01/46(e)	225,961	240,628
Pool #BM3208, 11/01/47(e)	171,027	180,515
Pool #BM4351, 8/01/48(e)	159,286	169,110
Pool #BM4614, 3.00%, 3/01/33	77,262	77,871
Pool #BM4696, 3/01/47(e)	1,408,881	1,399,576
Pool #BM4751, 3/01/43(e)	187,859	191,041

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Federal National Mortgage Association (Continued)
Pool #BM4897, 12/01/46(e)	$189,602	$192,814
Pool #BM5024, 3.00%, 11/01/48	1,269,250	1,255,439
Pool #BM5073, 4/01/48(e)	1,242,429	1,231,907
Pool #BM5304, 3.00%, 9/01/32	65,181	65,691
Pool #BM5520, 3.50%, 2/01/47	1,179,869	1,195,089
Pool #BM5526, 3.50%, 2/01/48	295,734	298,866
Pool #BM5862, 2/01/49(e)	480,256	508,063
Pool #BM5896, 5/01/48(e)	215,269	227,699
Pool #BN0691, 4.50%, 8/01/48	91,127	96,412
Pool #BN1623, 11/01/48(e)	139,319	147,142
Pool #BN4351, 3.50%, 2/01/49	2,000,000	2,018,689
Pool #BN5424, 4/01/49(e)	1,293,748	1,306,057
Pool #BN6290, 3.00%, 5/01/49	699,999	692,382
Pool #CA1021, 1/01/48(e)	220,632	232,958
Pool #CA3022, 3.50%, 1/01/34	219,284	224,814
Pool #CA3094, 2/01/49(e)	788,276	844,080
Pool #CA3471, 3.50%, 5/01/49	398,798	403,453
Pool #CA3478, 3.50%, 5/01/49	299,523	302,349
Pool #CA3516, 5/01/49(e)	629,819	674,406
Pool #MA3210, 3.50%, 12/01/47	1,447,154	1,461,861
Pool #MA3444, 8/01/48(e)	2,177,799	2,274,600
Pool #MA3494, 3.50%, 10/01/48	448,741	453,292
Pool #MA3536, 4.00%, 12/01/48	2,726,908	2,802,451
Pool #MA3537, 4.50%, 12/01/48	2,498,987	2,608,520
Pool #MA3563, 4.00%, 1/01/49	299,999	308,210
Pool #MA3664, 5/01/49(e)	7,725,637	7,933,124
Pool #MA3665, 5/01/49(e)	496,914	517,913
Pool TBA, 5/19/34(e)	10,134,600	10,175,609
6/19/34(e)	700,000	714,358
5/19/49(e)	11,320,000	11,461,825
6/19/49(e)	5,564,000	5,814,940
		73,544,127

Government National Mortgage Association – 5.3%
Pool TBA, 5/19/49(e)	17,269,000	17,543,148
6/19/49(e)	4,344,000	4,460,092
		22,003,240

	Par(a)	Value

Government National Mortgage Association I – 0.1%
Pool #784571, 3.50%, 6/15/48	$184,532	$188,387
Pool #AB2892, 3.00%, 9/15/42	300,511	300,735
		489,122

Government National Mortgage Association II – 3.8%
Pool #784577, 7/20/47(e)	1,380,153	1,429,364
Pool #784674, 3.50%, 4/20/48	197,200	200,563
Pool #MA2678, 3.50%, 3/20/45	40,604	41,358
Pool #MA3596, 3.00%, 4/20/46	957,783	957,436
Pool #MA3663, 3.50%, 5/20/46	1,173,517	1,195,328
Pool #MA3736, 3.50%, 6/20/46	1,550,533	1,579,355
Pool #MA4195, 3.00%, 1/20/47	870,020	869,704
Pool #MA4320, 3.00%, 3/20/47	544,550	544,604
Pool #MA4384, 4.50%, 4/20/47	611,007	638,267
Pool #MA4899, 3.00%, 12/20/47	1,742,702	1,739,079
Pool #MA4901, 4.00%, 12/20/47	170,851	176,003
Pool #MA5078, 4.00%, 3/20/48	716,095	737,691
Pool #MA5192, 4.00%, 5/20/48	672,874	693,166
Pool #MA5596, 4.50%, 11/20/48	2,452,233	2,550,752
Pool #MA5652, 4.50%, 12/20/48	1,680,399	1,753,901
Pool #MA5711, 4.50%, 1/20/49	450,724	468,820
		15,575,391
Total Mortgage-Backed Securities (Cost $137,595,569)		138,237,481

Municipal Bonds – 1.3%

California – 0.4%
Bay Area Toll Bridge Authority Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	70,000	106,091

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

California (Continued)
Bay Area Toll Bridge Authority Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/01/50	$50,000	$75,728
California Educational Facilities Authority Revenue Bonds, Stanford University, Series V-1, 5.00%, 5/01/49	100,000	140,015
California State Health Facilities Financing Authority Revenue Bonds, Subseries A-2, Kaiser Permanente, 5.00%, 11/01/47	20,000	27,655
California State Taxable G.O. Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	228,760
California State Various Purpose Bid Group G.O. Unlimited Bonds, 5.00%, 10/01/48	70,000	83,325
California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.50% 4/01/34	35,000	50,305
7.55% 4/01/39	80,000	122,256
Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	25,000	35,439
Los Angeles Department Water & Power Revenue Bonds, Build America Bonds, 6.60%, 7/01/50	85,000	125,964
Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/01/34	100,000	133,999
Sacramento County Sanitation Districts Financing Authority Variable Revenue Refunding Bonds, Series B, Sacramento County Regional (NATL Insured), 2.29%, 12/01/35(d)	140,000	137,554
University of California Revenue Bonds, Build America Bonds, 5.77%, 5/15/43	80,000	100,643

	Par	Value

California (Continued)
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(n)	$15,000	$16,402
University of California Taxable General Revenue Bonds, Series AJ, 4.60%, 5/15/31	55,000	60,624
		1,444,760

Colorado – 0.0%(i)
Colorado State Building Excellent Schools Today COPS, Series N, 5.00%, 3/15/38	120,000	141,988

Florida – 0.0%(i)
Putnam County Development Authority Revenue Refunding Bonds, Series A, Seminole Project, 5.00%, 3/15/42	20,000	22,954

Georgia – 0.1%
Atlanta Water & Wastewater Revenue Refunding Bonds, 5.00% 11/01/40	90,000	102,686
5.00% 11/01/41	80,000	94,500
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, 4.00%, 7/01/25	100,000	113,378
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	21,000	23,166
		333,730

Illinois – 0.1%
Illinois State G.O. Unlimited Bonds, Series D, 5.00% 11/01/25	90,000	98,576
5.00% 11/01/26	170,000	187,105
Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/01/33	175,000	172,013
		457,694

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Indiana – 0.1%
Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, 5.00%, 10/01/45	$150,000	$168,733
Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority Project Green Bonds, 5.00%, 10/01/46	50,000	57,072
		225,805

Mississippi – 0.0%(i)
Mississippi State Hospital Equipment and Facilities Authority Revenue Bonds, Baptist Memorial Health Corp., 5.00%, 9/01/46	90,000	99,104

Missouri – 0.0%(i)
Missouri State Health & Educational Facilities Authority Taxable Revenue Refunding Bonds, Series A, Washington University, 3.65%, 1/15/46	50,000	49,385

New Jersey – 0.1%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Federal Highway Reimbursement Notes, 5.00%, 6/15/27	90,000	104,188
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/01/40	100,000	150,046
		254,234

New York – 0.2%
Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.33%, 11/15/39	50,000	73,687
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	25,000	30,664

	Par	Value

New York (Continued)
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.44%, 6/15/43	$100,000	$127,170
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	5,000	6,690
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	15,000	20,040
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 3.60% 2/01/25	60,000	61,260
3.90% 8/01/31	25,000	25,977
New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/01/43	40,000	47,084
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	5,000	5,931
New York State Transportation Development Corp. Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.00% 7/01/46	90,000	97,630
5.25% 1/01/50	90,000	98,279
New York Taxable G.O. Unlimited Bonds, Subseries D-2, Fiscal 2019, 3.53% 12/01/25	45,000	46,914
3.76% 12/01/27	15,000	15,727
Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/01/40	70,000	88,716

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

New York (Continued)
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	$135,000	$161,544
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	30,000	35,975
		943,288

North Carolina – 0.0%(i)
Wake County G.O. Unlimited Refunding Bonds, Series B, 5.00% 3/01/20	10,000	10,282
5.00% 3/01/21	10,000	10,612
5.00% 3/01/22	10,000	10,940
5.00% 3/01/23	10,000	11,254
		43,088

Ohio – 0.1%
American Municipal Power-Ohio, Inc. Revenue Bonds, Build America Bonds, 6.45%, 2/15/44	80,000	107,078
American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	65,000	98,232
JobsOhio Beverage System Statewide Liquor Profits Taxable Revenue Bonds, Series B, 3.99%, 1/01/29	55,000	58,070
		263,380

Oregon – 0.0%(i)
University of Oregon General Revenue Bonds, Series A, 5.00%, 4/01/46	90,000	102,782

Pennsylvania – 0.1%
Berks County IDA Health System Revenue Refunding Bonds, Tower Health Project, 5.00% 11/01/47	90,000	101,514
5.00% 11/01/50	90,000	101,165

	Par	Value

Pennsylvania (Continued)
Pennsylvania State Turnpike Commission Oil Franchise TRB, Series A, 5.00%, 12/01/48	$90,000	$104,656
Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series A-1, 5.00%, 12/01/46	100,000	113,348
		420,683

Texas – 0.1%
Grand Parkway Transportation Corp. Subordinate Tier Tax Revenue Bonds Series A, 5.00%, 10/01/43	70,000	82,492
San Antonio Electric & Gas Revenue Bonds, Junior Lien, Build America Bonds, 5.81%, 2/01/41	40,000	51,905
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 4/15/23	20,000	22,536
		156,933

Utah – 0.0%(i)
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/47	90,000	102,671

Virginia – 0.0%(i)
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project, 5.00%, 12/31/52	90,000	98,372

Wisconsin – 0.0%(i)
Public Finance Authority Revenue Bonds (AMT), Denver International Airport, 5.00%, 9/30/49	90,000	100,161
Total Municipal Bonds (Cost $5,091,248)		5,261,012

	Number of Shares

Investment Companies – 4.7%
BlackRock Allocation Target Shares - BATS, Series A	692,749	6,934,420

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Number of Shares	Value

Schwab U.S. TIPS ETF	223,602	$12,331,650
Total Investment Companies (Cost $18,962,823)		19,266,070

	Par
Short Term Investments – 8.9%

Certificates of Deposit – 0.5%
Sumitomo Mitsui Banking Corp., 2.54%, 7/29/19	2,250,000	2,249,987

Commercial Paper – 2.2%
Banco Santander S.A., 2.69%, 5/01/19(o)	970,000	969,935
BNG Bank N.V., 2.50%, 7/16/19(o)	1,310,000	1,303,020
Mitsubishi UFJ Trust & Banking Corp., 2.61%, 5/30/19(o)	470,000	469,029
Mizuho Bank Ltd. , 2.57%, 6/13/19(o)	1,230,000	1,226,258
MUFG Bank Ltd., 2.51%, 5/07/19(o)	1,010,000	1,009,533
Standard Chartered Bank, 2.58%, 7/24/19(o)	1,220,000	1,212,646
Sumitomo Mitsui Trust Bank Ltd., 2.56%, 7/17/19(o)	1,130,000	1,123,808
Toronto Dominion Bank, 2.53%, 7/25/19(o)	2,020,000	2,007,844
		9,322,073

Money Market Fund – 3.7%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(p)	15,188,901	15,188,901

		Par	Value

Repurchase Agreements – 0.1%
Merrill Lynch Pierce Fenner & Smith, 2.52% (dated 5/1/19, due 5/2/19, repurchase price $174,322), collateralized by U.S. Treasury Notes 2.50%-2.88%, due 01/31/24-08/15/28, total market value $174,139)		174,065	$174,065
Merrill Lynch Pierce Fenner & Smith, 2.57% (dated 5/1/19, due 5/2/19, repurchase price $112,988, collateralized by U.S. Treasury Notes 2.38%, due 02/29/24, total market value $112,848)		112,840	112,840
			286,905

U.S. Treasury Bills – 2.4%
U.S. Treasury Bill, 2.14%, 6/27/19(o)		10,000,000	9,962,400

Total Short Term Investments (Cost $37,011,781)			37,010,266

	Number of Contracts	Notional Amount

Purchased Options – 0.0%(i)
Call Options – 0.0%(i)
5-Year U.S. Treasury Note, Strike Price $115.25, Expires 5/24/19	2	231,320	1,031
5-Year U.S. Treasury Note, Strike Price $116.00, Expires 6/21/19	2	231,500	641
Long U.S. Treasury Bond, Strike Price $147.00, Expires 5/24/19	3	442,770	3,328
Long U.S. Treasury Bond, Strike Price $146.00, Expires 5/24/19	1	147,590	1,797
South Korean Won vs. U.S. Dollar, Strike Price $140.00, Expires 5/20/19	1	41,000	848
Turkish Lira vs. U.S. Dollar, Strike Price $6.50, Expires 5/17/19	1	3,000	375
Turkish Lira vs. U.S. Dollar, Strike Price $6.65, Expires 7/12/19	1	49,000	1,106
U.S. Dollar vs. Australian Dollar, Strike Price $0.72, Expires 5/16/19	1	58,000	81

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Number of Contracts	Notional Amount	Value

Call Options (Continued)
U.S. Dollar vs. Euro, Strike Price $1.15, Expires 5/17/19	1	$32,000	$7
U.S. Dollar vs. Great Britain Pound, Strike Price $1.35, Expires 5/17/19	1	39,000	19
			9,233

Put Options – 0.0%(i)
Brazilian Real vs. U.S. Dollar, Strike Price $3.91, Expires 5/30/19	1	98,000	1,158
Chilean Peso vs. U.S. Dollar, Strike Price $665.00, Expires 5/02/19	1	27,000	10
Colombian Peso vs. U.S. Dollar, Strike Price $130.00, Expires 5/02/19	1	27,000	1
Long U.S. Treasury Bond, Strike Price $147.00, Expires 5/24/19	4	590,360	2,562
Mexican Peso vs. U.S. Dollar, Strike Price $18.80, Expires 6/06/19	1	68,400	390
Mexican Peso vs. U.S. Dollar, Strike Price $18.50, Expires 6/06/19	1	1,800	558
South African Rand vs. U.S. Dollar, Strike Price $13.40, Expires 5/03/19	1	78,500	5
South African Rand vs. U.S. Dollar, Strike Price $13.75, Expires 5/09/19	1	125,000	75
South African Rand vs. U.S. Dollar, Strike Price $13.75, Expires 5/15/19	1	58,000	52
South Korean Won vs. U.S. Dollar, Strike Price $125.00, Expires 6/07/19	1	43,000	16
Turkish Lira vs. U.S. Dollar,
Strike Price $5.50, Expires 5/17/19	1	6,000	187
U.S. Dollar vs. Great Britain Pound, Strike Price $1.25, Expires 7/15/19	1	795,000	1,933
			6,947

Total Purchased Options (Cost $35,103)			16,180

Total Long Positions – 121.5% (Cost $498,122,014)		503,999,270

Par		Value

Short Positions – (2.3)%
U.S. Government Obligations – (0.1)%
U.S. Treasury Notes – (0.1)%
2.50%, 1/31/24(m)	$(146,000)	$(147,363)
2.38%, 2/29/24(m)	(112,000)	(112,512)
2.87%, 8/15/28(m)	(25,000)	(25,782)
		(285,657)

Total U.S. Government Obligations (Cost $(283,519))		(285,657)

Mortgage-Backed Securities – (2.2)%
Pool TBA(e)	(8,745,000)	(8,986,231)
Pool TBA	(412,000)	(406,713)

Total Mortgage-Backed Securities (Proceeds $(9,391,020))		(9,392,944)
Foreign Issuer Bonds – (0.0)%(i)
YPF S.A.(b)	(23,000)	(22,464)

Total Foreign Issuer Bonds (Proceeds $(22,388))		(22,464)

Total Short Positions – (2.3)% (Cost $(9,696,927))		(9,701,065)

Total Written Options – (0.0)% (Premiums Received $(70,870))		(52,624)

Liabilities less Other Assets – (19.2)%(q)		(79,614,486)

NET ASSETS – 100.0%		$414,631,095

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(d)	Variable rate security. Rate as of April 30, 2019 is disclosed.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

(e)	When-Issued Security. Coupon rate was not in effect at April 30, 2019.

(f)	Step coupon bond. Rate as of April 30, 2019 is disclosed.

(g)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)	Perpetual bond. Maturity date represents next call date.

(i)	Amount rounds to less than 0.05%.

(j)	Century bond maturing in 2110.

(k)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(l)	Zero coupon bond.

(m)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.

(n)	Century bond maturing in 2112.

(o)	Discount rate at the time of purchase.

(p)	7-day current yield as of April 30, 2019 is disclosed.

(q)	Includes appreciation/ (depreciation) on forward foreign currency exchange, futures, swap and written options contracts.

Percentages shown are based on Net Assets

Abbreviations:

1M	1 Month

1Y	1 Year

3M	3 Month

5Y	5 Year

ABS	Asset-Backed Security

ACES	Alternative Credit Enhancement Securities

AMT	Alternative Minimum Tax

ARS	Argentine Peso

CLO	Collateralized Loan Obligation

CMT	Constant Maturity

COP	Colombian Peso

COPS	Certificates of Participation

CWA	Clean Water Act

ETF	Exchange-Traded Fund

Fannie Mae	Federal National Mortgage Association

FHLB	Federal Home Loan Bank

Freddie Mac	Federal Home Loan Mortgage Corporation

G.O.	General Obligation

ICE	Intercontinental Exchange

IDA	Industrial Development Authority

IDR	Indonesian Rupiah

LIBOR	London Interbank Offered Rate

MXN	Mexican Peso

NATL	National Public Finance Guarantee Corporation

PLC	Public Limited Company

RUB	Russian Ruble

TBA	To be announced

TIPS	Treasury Inflation Protected Securities

TRB	Tax Revenue Bonds

USD	United States Dollar

ZAR	South African Rand

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Futures Contracts outstanding at April 30, 2019:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)

Long Contracts
Ultra U.S. Treasury Bond	108	6/19/2019	USD	17,742,375	$ 38,351
2-Year U.S. Treasury Note	131	6/28/2019	USD	27,904,023	40,207
5-Year U.S. Treasury Note	34	6/28/2019	USD	3,931,781	10,231
2-Year Eurodollar	345	12/16/2019	USD	84,145,500	190,050
90-Day Eurodollar	3	3/16/2020	USD	732,525	450
90-Day Eurodollar	32	6/15/2020	USD	7,820,800	16,863

Total Long Contracts					$ 296,152

Short Contracts
10-Year U.S. Treasury Note	(202)	6/19/2019	USD	24,981,719	$ (35,461)
U.S. Treasury Long Bond	(36)	6/19/2019	USD	5,308,876	(13,978)
Ultra 10-Year U.S. Treasury Note	(229)	6/19/2019	USD	30,177,906	(233,920)
30-Day Federal Fund	(67)	7/31/2019	USD	27,257,222	1,396

Total Short Contracts					$(281,963)
					$ 14,189

Forward Foreign Currency Contracts outstanding at April 30, 2019:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/30/19	U.S. Dollars	119,255	South African Rand	1,660,000	Deutsche Bank	$3,636
06/19/19	Euro	473,000	British Pounds	404,787	Morgan Stanley	3,588
05/30/19	U.S. Dollars	261,194	South African Rand	3,707,000	Bank of America	3,002
05/29/19	U.S. Dollars	264,077	Indonesian Rupiahs	3,732,915,378	BNP	2,649
05/30/19	U.S. Dollars	61,541	Colombian Pesos	192,460,000	Citibank	2,116
05/30/19	Mexican Pesos	1,030,865	U.S. Dollars	52,800	Barclays	1,305
05/15/19	U.S. Dollars	49,000	South African Rand	686,897	BNP	1,070
06/19/19	British Pounds	331,525	Euro	384,000	State Street	883
05/15/19	U.S. Dollars	80,000	South Korean Won	92,264,000	JPMorgan Chase	851
05/03/19	U.S. Dollars	35,700	Brazilian Reals	137,795	Citibank	566
05/06/19	U.S. Dollars	72,063	Mexican Pesos	1,357,000	HSBC	554
05/15/19	U.S. Dollars	39,000	South African Rand	552,899	Deutsche Bank	420
05/15/19	U.S. Dollars	58,000	Mexican Pesos	1,094,402	BNP	416
05/15/19	U.S. Dollars	76,491	Indonesian Rupiahs	1,086,297,645	Toronto-Dominion Bank	340
06/17/19	U.S. Dollars	15,000	Turkish Lira	90,300	JPMorgan Chase	319
06/04/19	Brazilian Reals	861,757	U.S. Dollars	218,903	BNP	259
05/30/19	U.S. Dollars	125,790	Mexican Pesos	2,392,000	State Street	245
05/15/19	U.S. Dollars	8,000	Argentine Pesos	353,600	BNP	194
05/28/19	U.S. Dollars	11,863	Turkish Lira	71,057	BNP	170

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/15/19	U.S. Dollars	5,500	South African Rand	76,914	Goldman Sachs	$ 133
05/15/19	Argentine Pesos	164,150	U.S. Dollars	3,500	BNP	124
05/15/19	U.S. Dollars	14,000	Mexican Pesos	264,162	UBS	101
05/15/19	South African Rand	460,035	U.S. Dollars	32,000	Citibank	100
06/17/19	U.S. Dollars	5,000	Turkish Lira	30,175	Citibank	94
05/15/19	Argentine Pesos	23,650	U.S. Dollars	500	Citibank	22
06/19/19	U.S. Dollars	9,888	Australian Dollars	14,000	Goldman Sachs	6
05/30/19	South African Rand	717,423	U.S. Dollars	49,965	Bank of America	3

Total Unrealized Appreciation						$23,166

06/19/19	Euro	429,000	British Pounds	369,633	Goldman Sachs	$ (15)
06/19/19	Australian Dollars	14,000	U.S. Dollars	9,916	HSBC	(35)
05/15/19	U.S. Dollars	49,000	South African Rand	702,768	BNP	(38)
06/19/19	U.S. Dollars	498,124	British Pounds	381,000	Goldman Sachs	(56)
05/03/19	Brazilian Reals	24,644	U.S. Dollars	6,353	Morgan Stanley	(70)
05/15/19	Indonesian Rupiahs	726,444,000	U.S. Dollars	51,000	JPMorgan Chase	(76)
06/19/19	U.S. Dollars	21,000	Argentine Pesos	1,009,575	BNP	(105)
06/18/19	U.S. Dollars	3,500	Argentine Pesos	173,425	BNP	(131)
05/29/19	U.S. Dollars	201,622	Indonesian Rupiahs	2,881,378,043	BNP	(170)
07/16/19	Indonesian Rupiahs	457,600,000	U.S. Dollars	32,000	BNP	(176)
05/03/19	Brazilian Reals	80,111	U.S. Dollars	20,647	Citibank	(221)
06/17/19	Turkish Lira	21,042	U.S. Dollars	3,645	Citibank	(224)
05/03/19	U.S. Dollars	218,903	Brazilian Reals	859,510	BNP	(247)
06/04/19	U.S. Dollars	49,000	Brazilian Reals	193,746	Citibank	(273)
06/17/19	Turkish Lira	31,114	U.S. Dollars	5,351	Goldman Sachs	(292)
06/18/19	Argentine Pesos	319,550	U.S. Dollars	7,000	Citibank	(309)
05/28/19	Turkish Lira	70,072	U.S. Dollars	11,863	BNP	(332)
05/03/19	U.S. Dollars	20,397	Brazilian Reals	81,425	Goldman Sachs	(364)
05/15/19	U.S. Dollars	98,000	Indonesian Rupiahs	1,403,360,000	UBS	(377)
05/30/19	U.S. Dollars	35,000	Argentine Pesos	1,643,593	Citibank	(503)
05/07/19	U.S. Dollars	195,742	Japanese Yen	21,852,022	Goldman Sachs	(545)
06/17/19	Turkish Lira	63,232	U.S. Dollars	11,004	JPMorgan Chase	(723)
05/15/19	Mexican Pesos	2,105,530	U.S. Dollars	111,588	UBS	(801)
05/30/19	Argentine Pesos	418,800	U.S. Dollars	10,000	Deutsche Bank	(954)
05/15/19	South Korean Won	46,467,760	U.S. Dollars	41,000	Standard Chartered Bank	(1,137)
05/30/19	Colombian Pesos	192,460,000	U.S. Dollars	60,966	Citibank	(1,541)
06/19/19	Argentine Pesos	925,300	U.S. Dollars	21,000	BNP	(1,657)
05/03/19	Brazilian Reals	412,875	U.S. Dollars	107,000	Goldman Sachs	(1,729)
06/19/19	British Pounds	334,000	U.S. Dollars	438,479	State Street	(1,753)
05/03/19	Brazilian Reals	546,084	U.S. Dollars	141,000	BNP	(1,765)
05/30/19	U.S. Dollars	94,469	Mexican Pesos	1,840,559	Barclays	(2,134)
05/15/19	South Korean Won	90,576,000	U.S. Dollars	80,000	BNP	(2,299)
05/30/19	Argentine Pesos	1,040,995	U.S. Dollars	25,000	BNP	(2,514)
06/19/19	Brazilian Reals	853,376	U.S. Dollars	220,000	BNP	(3,246)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/15/19	South African Rand	2,489,471	U.S. Dollars	178,000	Citibank	$ (4,290)
06/19/19	British Pounds	407,000	U.S. Dollars	537,984	Morgan Stanley	(5,807)
06/19/19	Brazilian Reals	1,126,204	U.S. Dollars	293,000	JPMorgan Chase	(6,948)
06/19/19	British Pounds	804,739	Euro	941,000	Morgan Stanley	(7,865)

Total Unrealized Depreciation						$(51,722)

Net Unrealized Appreciation/Depreciation						$(28,556)

Written Call Option Contracts outstanding at April 30, 2019:

Exchange Traded

Description	Counterparty	Number of Contracts		Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note	UBS	2	USD	(247,340)	USD	123.50	5/24/2019	$ (1,063)
10-Year U.S. Treasury Note	UBS	8	USD	(989,360)	USD	123.00	5/24/2019	(6,875)
10-Year U.S. Treasury Note	UBS	12	USD	(1,484,040)	USD	124.00	5/24/2019	(3,563)
10-Year U.S. Treasury Note	UBS	38	USD	(4,699,460)	USD	125.00	5/24/2019	(3,562)
10-Year U.S. Treasury Note	UBS	8	USD	(991,120)	USD	124.00	6/21/2019	(4,875)
10-Year U.S. Treasury Note	UBS	8	USD	(991,120)	USD	124.50	6/21/2019	(3,250)
5-Year U.S. Treasury Note	UBS	8	USD	(925,280)	USD	115.50	5/24/2019	(2,875)
5-Year U.S. Treasury Note	UBS	10	USD	(1,156,600)	USD	116.00	5/24/2019	(1,562)
Long U.S. Treasury Bond	UBS	2	USD	(295,180)	USD	145.00	5/24/2019	(344)
Long U.S. Treasury Bond	UBS	4	USD	(590,360)	USD	149.00	5/24/2019	(1,313)
Long U.S. Treasury Bond	UBS	6	USD	(885,540)	USD	148.00	5/24/2019	(3,656)

Total Written Call Options Contracts (Premiums Received $35,169)								$(32,938)

Written Put Option Contracts outstanding at April 30, 2019: Exchange Traded

Description	Counterparty	Number of Contracts		Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note	UBS	14	USD	(1,731,380)	USD	123.50	5/24/2019	$ (5,031)
10-Year U.S. Treasury Note	UBS	19	USD	(2,349,730)	USD	124.50	5/24/2019	(2,969)
10-Year U.S. Treasury Note	UBS	19	USD	(2,349,730)	USD	123.00	5/24/2019	(3,562)
5-Year U.S. Treasury Note	UBS	5	USD	(578,300)	USD	115.00	5/24/2019	(352)
5-Year U.S. Treasury Note	UBS	8	USD	(925,280)	USD	115.20	5/24/2019	(1,000)
Long U.S. Treasury Bond	UBS	2	USD	(295,180)	USD	150.00	5/24/2019	(344)
Long U.S. Treasury Bond	UBS	4	USD	(590,360)	USD	146.00	5/24/2019	(1,313)
Long U.S. Treasury Bond	UBS	9	USD	(1,328,310)	USD	144.00	5/24/2019	(703)

Total Written Put Options Contracts (Premiums Received $26,057)								$(15,274)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Written Call Option Contracts outstanding at April 30, 2019:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount		Exercise Price	Expiration Date	Value
Chilean Peso vs. U.S. Dollar	Morgan Stanley	1	USD	(27,000)	USD	680.00	5/2/2019	$ (45)
Colombian Peso vs. U.S. Dollar	JPMorgan Chase	1	USD	(27,000)	USD	165.00	5/2/2019	(579)
South African Rand vs. U.S. Dollar	Citibank	1	USD	(25,000)	USD	14.70	5/16/2019	(114)
Turkish Lira vs. U.S. Dollar	Deutsche Bank	1	USD	(49,000)	USD	7.20	7/12/2019	(601)

Total Written OTC Call Options Contracts (Premiums Received $1,733)								$(1,339)

Written Put Option Contracts outstanding at April 30, 2019:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Value
Brazilian Real vs. U.S. Dollar	HSBC	1	USD	(147,000)	USD	3.84	5/30/2019	$ (776)
Mexican Peso vs. U.S. Dollar	Morgan Stanley	1	USD	(136,800)	USD	18.50	6/6/2019	(310)
South African Rand vs. U.S. Dollar	Deutsche Bank	1	USD	(125,000)	USD	13.30	5/9/2019	(7)
South African Rand vs. U.S. Dollar	BNP	1	USD	(117,000)	USD	13.35	5/15/2019	(47)
U.S. Dollar vs. Great Britain Pound	Citibank	1	GBP	(795,000)	GBP	1.25	7/15/2019	(1,933)

Total Written OTC Put Options Contracts (Premiums Received $7,911)								$(3,073)

Interest Rate Swap Contracts outstanding at April 30, 2019:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN-TIIE-BANXICO (Monthly)	8.37% (Monthly)	4/23/2020	MXN	26,463,000	$ (89)	$ —	$ (89)
1-Day U.S. Federal Funds Rate (At Maturity)	2.35% (Anually)	12/31/2020	USD	77,070,000	224,404	36,500	187,904
3-Month LIBOR (Quarterly)	2.25% (Semi-Annually)	4/26/2022	USD	23,463,000	11,537	5,426	6,111
2.85% (Semi-Annually)	3-Month LIBOR (Quarterly)	8/31/2022	USD	3,181,000	(55,713)	(45,148)	(10,565)
1.28% (Semi-Annually)	6-Month LIBOR (Semi-Annually)	4/5/2023	GBP	2,095,000	509	—	509
1.30% (Semi-Annually)	6-Month LIBOR (Semi-Annually)	4/5/2023	GBP	1,720,000	38	—	38
6-Month EURIBOR (Semi-Annually)	0.92% (Annually)	4/11/2023	EUR	2,345,000	713	—	713
6-Month EURIBOR (Semi-Annually)	0.16% (Annually)	4/11/2023	EUR	1,926,000	(253)	—	(253)
2.30% (Semi-Annually)	3-Month LIBOR (Quarterly)	4/26/2023	USD	23,903,000	(2,453)	1,613	(4,066)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN-TIIE-BANXICO (Monthly)	8.43% (Monthly)	12/29/2023	MXN	1,000,000	$ 1,159	$ —	$ 1,159
28-Day MXN-TIIE-BANXICO (Monthly)	8.12% (Monthly)	2/2/2024	MXN	1,055,042	552	—	552
28-Day MXN-TIIE-BANXICO (Monthly)	8.14% (Monthly)	2/5/2024	MXN	758,218	416	—	416
3-Month LIBOR (Quarterly)	1-Day U.S. Federal Fund Rate (Quarterly)	6/19/2024	USD	6,194,000	4,250	6,352	(2,102)
2.25% (Annually)	1-Day U.S. Federal Fund Rate (At Maturity)	12/31/2025	USD	4,335,000	(35,821)	(25,809)	(10,012)
2.25% (Semi-Annually)	3-Month LIBOR (Quarterly)	12/31/2025	USD	1,612,000	12,713	2,213	10,500
2.50% (Semi-Annually)	3-Month LIBOR (Quarterly)	1/31/2026	USD	15,164,000	(108,705)	(79,937)	(28,768)
3-Month LIBOR (Quarterly)	3.00% (Semi-Annually)	2/15/2036	USD	3,368,000	156,318	92,641	63,677
2.88% (Semi-Annually)	3-Month LIBOR (Quarterly)	5/15/2044	USD	1,924,000	(53,675)	13,648	(67,323)
3.00% (Semi-Annually)	3-Month LIBOR (Quarterly)	5/15/2044	USD	2,498,000	(128,575)	(81,526)	(47,049)
2.75% (Semi-Annually)	3-Month LIBOR (Quarterly)	8/15/2044	USD	5,864,000	(23,068)	(61,171)	38,103

Total				205,938,260	$ 4,257	$(135,198)	$ 139,455

Interest Rate Swap Contracts outstanding at April 30, 2019:

Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.27% (At Maturity)	JPMorgan Chase	1/2/2023	BRL	482,453	$ 885	$—	$ 885
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.35% (At Maturity)	Goldman Sachs	1/2/2023	BRL	459,743	1,167	—	1,167
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.53% (At Maturity)	Citibank	1/2/2023	BRL	400,000	2,309	—	2,309
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.26% (At Maturity)	Citibank	1/2/2023	BRL	161,170	404	—	404
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.54% (At Maturity)	Citibank	1/2/2025	BRL	876,000	(23)	—	(23)
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.49% (At Maturity)	Citibank	1/2/2025	BRL	709,047	192	—	192
1-Day Brazil Cetip DI Interbank Deposit Rate (At Maturity)	8.55% (At Maturity)	BNP	1/2/2025	BRL	363,000	319	—	319

Total					3,451,413	$5,253	$—	$5,253

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2019:

Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 32 (Quarterly)	0.58%	1.00%	6/20/2024	UBS	USD 52,660,000	$1,124,683	$948,813	$175,870
Total					52,660,000	$1,124,683	$948,813	$175,870

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2019:

Over the Counter

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Federal Republic Of Brazil, 4.25%, 1/7/2025 (Quarterly)	1.00%	12/20/2023	Barclays	USD	4,000	$95	$175	$ (80)
Federal Republic Of Brazil, 4.25%, 1/7/2025 (Quarterly)	1.00%	6/20/2024	BNP	USD	410,000	13,387	13,939	(552)
Federal Republic Of Brazil, 4.25%, 1/7/2025 (Quarterly)	1.00%	6/20/2024	Morgan Stanley	USD	190,000	6,204	6,185	19
Federal Republic Of Brazil, 4.25%, 1/7/2025 (Quarterly)	1.00%	6/20/2024	Citibank	USD	81,000	2,645	2,642	3
Republic of Argentina, 7.50%, 4/22/2026 (Quarterly)	1.00%	6/20/2024	HSBC	USD	19,000	6,621	2,420	4,201
Republic of Colombia, 10.36%, 1/28/2033 (Quarterly)	1.00%	6/20/2024	Morgan Stanley	USD	194,000	(441)	(278)	(163)
Republic of Colombia, 10.38%, 1/28/2033 (Quarterly)	1.00%	6/20/2024	Citibank	USD	140,000	(318)	1,389	(1,707)
Republic of Philippines, 10.63%, 3/16/2025 (Quarterly)	1.00%	6/20/2024	Citibank	USD	307,000	(7,653)	(5,951)	(1,702)
Republic of South Africa, 5.50%, 3/9/2020 (Quarterly)	1.00%	6/20/2024	Citibank	USD	232,000	9,110	8,707	403
Republic of South Africa, 5.50%, 3/9/2020 (Quarterly)	1.00%	6/20/2024	Goldman Sachs	USD	231,000	9,071	10,316	(1,245)
Republic of Turkey, 11.88%, 1/15/2030 (Quarterly)	1.00%	6/20/2024	BNP	USD	30,000	4,426	3,018	1,408
Republic of Turkey, 11.88%, 1/15/2030 (Quarterly)	1.00%	6/20/2024	Morgan Stanley	USD	25,000	3,688	2,533	1,155
United Mexican States, 4.15%, 3/28/2027 (Quarterly)	1.00%	6/20/2024	HSBC	USD	314,342	1,521	5,730	(4,209)
United Mexican States, 4.15%, 3/28/2027 (Quarterly)	1.00%	6/20/2024	Citibank	USD	195,658	947	2,978	(2,031)
United Mexican States, 4.15%, 3/28/2027 (Quarterly)	1.00%	6/20/2024	Morgan Stanley	USD	137,000	663	909	(246)
Total					2,510,000	$49,966	$54,712	$(4,746)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Inflation Swap Contracts outstanding at April 30, 2019:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day UK Retail Price Index (At Maturity)	3.44% (At Maturity)	3/15/2024	GBP	345,000	$(1,196)	$—	$(1,196)
3.41% (At Maturity)	1-Day UK Retail Price Index (At Maturity)	3/15/2024	GBP	1,150,000	6,647	—	6,647
1-Day U.S. Consumer Price Index (At Maturity)	1.97% (At Maturity)	4/9/2024	USD	1,088,000	(3,320)	—	(3,320)
1-Day U.S. Consumer Price Index (At Maturity)	1.99% (At Maturity)	4/15/2024	USD	2,853,000	(4,482)	—	(4,482)
1-Day UK Retail Price Index (At Maturity)	3.55% (At Maturity)	4/15/2024	GBP	355,000	1,457	—	1,457
3.52% (At Maturity)	1-Day UK Retail Price Index (At Maturity)	4/15/2024	GBP	364,000	(779)	—	(779)
1-Day UK Retail Price Index (At Maturity)	3.49% (At Maturity)	3/15/2029	GBP	1,150,000	(11,557)	—	(11,557)
2.12% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	4/9/2029	USD	1,088,000	3,935	—	3,935
1-Day UK Retail Price Index (At Maturity)	3.56% (At Maturity)	4/15/2029	GBP	944,000	1,658	—	1,658
2.14% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	4/15/2029	USD	893,000	1,999	—	1,999
2.15% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	4/15/2029	USD	1,960,000	2,872	—	2,872

Total				12,190,000	$(2,766)	$—	$(2,766)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:

Investments in Securities:
Asset-Backed Securities	$—	$52,732,189	$—	$52,732,189
Corporate Bonds	—	87,216,038	—	87,216,038
Foreign Issuer Bonds	—	55,682,289	—	55,682,289
U.S. Government Agencies	—	16,988,383	—	16,988,383
U.S. Government Obligations	—	91,589,362	—	91,589,362
Mortgage-Backed Securities	—	138,237,481	—	138,237,481
Municipal Bonds	—	5,261,012	—	5,261,012
Investment Companies	19,266,070	—	—	19,266,070
Short-Term Investments	15,188,901	21,534,460	—	36,723,361
Repurchase Agreements	—	286,905	—	286,905
Purchased Options	9,359	6,821	—	16,180

Total Assets – Investments at value	$34,464,330	$469,534,940	$—	$503,999,270

Liabilities:

Foreign Issuer Bonds	$—	$(22,464)	$—	$(22,464)
Mortgage-Backed Securities	—	(9,392,944)	—	(9,392,944)
U.S. Government Obligations	—	(285,657)	—	(285,657)

Total Liabilities – Investments at value	$—	$(9,701,065)	$—	$(9,701,065)

Total Investments	$34,464,330	$459,833,875	$—	$494,298,205

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments

Assets:

Futures contracts	$296,152	$—	$—	$296,152
Forward foreign currency exchange contracts	—	23,166	—	23,166
Swap agreements at value	—	1,619,514	—	1,619,514

Total Assets - Derivative Financial Instruments	$296,152	$1,642,680	$—	$1,938,832

Liabilities:

Futures contracts	$(281,963)	$—	$—	$(281,963)
Forward foreign currency exchange contracts	—	(51,722)	—	(51,722)
Written Options	(48,212)	(4,412)	—	(52,624)
Swap agreements at value	—	(438,121)	—	(438,121)

Total Liabilities - Derivative Financial Instruments	$(330,175)	$(494,255)	$—	$(824,430)

Total Net Derivative Financial Instruments	$(34,023)	$1,148,425	$—	$1,114,402

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Municipal Bond Fund

	Par	Value

Municipal Bonds – 94.7%
Alabama – 0.8%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Bonds, Series A, Garvee, 5.00%, 6/01/37	$545,000	$646,550
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5/01/44(a)(b)	185,000	198,183
		844,733

Arizona – 1.4%
Arizona Board of Regents Refunding COPS, Series C, University of Arizona, 5.00%, 6/01/28	400,000	435,764
Phoenix Industrial Development Authority Solid Waste Variable Revenue Refunding Bonds (AMT), Republic Services, 1.90%, 8/01/19(c)(d)(e)	500,000	500,000
Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(a)	240,000	243,972
Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/01/28	300,000	323,871
		1,503,607

California – 3.7%
Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.90%), 3.02%, 5/01/23(c)(e)	700,000	710,031
California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series S, J. Paul Getty Trust, (ICE LIBOR USD 1M + 0.33%), 2.07%, 4/01/22(c)(e)	1,000,000	997,540

	Par	Value

California (Continued)
California State Various Purpose Bid Group G.O. Unlimited Refunding Bonds, 5.00%, 8/01/30	$600,000	$747,900
California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(a)	250,000	274,615
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International, 5.00%, 5/15/34	500,000	579,025
Rocklin Special Tax Community Facilities District No. 10 Revenue Bonds, 9/01/34(b)	150,000	167,956
Sacramento County Sanitation Districts Financing Authority Variable Revenue Refunding Bonds, Series B, Sacramento County Regional (NATL Insured), (ICE LIBOR USD 3M + 0.53%), 2.29%, 12/01/35(e)	100,000	98,253
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	295,620
		3,870,940

Colorado – 2.8%
Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	500,000	539,540
Colorado State Health Facilities Authority Revenue Bonds, Series A, Catholic Health, 5.00%, 2/01/41	380,000	393,266
Colorado State HFA MFH Variable Revenue Bonds, S Range Crossings Project, 2.15%, 1/01/20(c)(d)(e)	400,000	400,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Colorado (Continued)
Denver City & County Airport Subordinate System Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	$500,000	$596,180
E-470 Co. Public Highway Authority Variable Refunding Senior Libor Index Bonds, (ICE LIBOR USD 1M + 0.42%), 2.08%, 9/01/21(c)(e)	500,000	500,080
Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	500,000	555,560
		2,985,126

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	220,000	241,100

Delaware – 0.9%
Delaware State Health Facilities Authority Revenue Bonds, Beebe Medical Center, 5.00%, 6/01/48	500,000	559,635
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project, 5.00%, 7/01/32	250,000	281,170
5.00%, 7/01/48	100,000	109,067
		949,872

District of Columbia – 2.9%
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, 5.00%, 10/01/49	500,000	588,725
District of Columbia Water & Sewer Authority Public Utility Revenue Subordinate Lien Bonds, Series A, 5.00%, 10/01/48	650,000	715,663
District of Columbia Water & Sewer Authority Public Utility Revenue Subordinate Lien Bonds, Series B, 5.00%, 10/01/37	750,000	861,450

	Par	Value

District of Columbia (Continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Dulles Metrorail and Capital Improvement Projects, 5.00%, 10/01/53	$500,000	$530,155
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/01/43	300,000	350,277
		3,046,270

Florida – 3.3%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 5.00%, 12/01/44	500,000	544,925
Central Florida Expressway Authority Revenue Refunding Bonds, Senior Lien, 5.00%, 7/01/42	350,000	407,515
Davie Educational Facilities Revenue Bonds, Series B, Nova Southeastern University Project, 5.00%, 4/01/24	250,000	276,990
Hillsborough County Aviation Authority Tampa International Subordinate Revenue Bonds, Series B, 5.00%, 10/01/40	470,000	529,836
JEA Bulk Power Supply System Revenue Bonds, Scherer 4 Project, Series A, 3.00%, 10/01/22	225,000	225,151
Lee Memorial Health System Hospital Revenue Refunding Bonds, Series A-1, 5.00%, 4/01/44	600,000	696,930
Orange County Health Facilities Authority Revenue Bonds, Orlando Health Obligated Group, 5.00%, 10/01/47	500,000	577,645
Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds, Republic Drive/Universal, 5.00%, 4/01/22	200,000	215,828
		3,474,820

Georgia – 4.4%
Atlanta Development Authority Revenue Bonds, Series A-1, Senior Lien, 5.00%, 7/01/30	200,000	232,718

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Georgia (Continued)
Atlanta Urban Residential Finance Authority MFH Revenue Bonds, Creekside at Adamsville Place, 1.95%, 5/01/21(c)(d)(e)	$500,000	$499,870
Bartow County Development Authority Revenue Refunding Bonds, Series B, Georgia Power Company Plant Bowen Project, 2.05%, 11/19/21(c)(d)(e)	275,000	272,580
Fulton County Development Authority Transportation Corp. Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc. Project, 5.00%, 3/15/32	200,000	239,282
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Series S, Northeast Georgia Health System, Inc. Project (County Gtd.), 5.50%, 8/15/54	500,000	576,740
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	500,000	552,750
Main Street Natural Gas Inc. Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/21	750,000	789,682
Main Street Natural Gas Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/01/23(c)(d)(e)	500,000	540,975
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture Series, 4.00%, 7/01/44	300,000	313,722
Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	500,000	591,015
		4,609,334

	Par	Value

Illinois – 12.3%
Barrington Alternative Revenue Source G.O. Unlimited Bonds, 4.50%, 12/15/34	$235,000	$264,138
Bensenville G.O. Unlimited Bonds, Series B (AGM Insured), 5.00%, 12/30/24	245,000	263,228
Chicago Board of Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 12/01/19	200,000	202,674
5.00%, 12/01/20	200,000	207,236
Chicago City Colleges Capital Appreciation G.O. Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(f)	750,000	509,655
Chicago G.O. Unlimited Bonds, Series A, 5.00%, 12/01/21	500,000	516,175
5.50%, 1/01/49	100,000	110,317
Chicago O’Hare International Airport Revenue Refunding Bonds (AMT), Series A, Senior Lien, 5.00%, 1/01/31	250,000	299,450
Chicago Park District G.O. Limited Tax Refunding Bonds, Series B, 5.00%, 1/01/26	395,000	434,002
Chicago Wastewater Transmission Revenue Bonds, Second Lien, 5.00%, 1/01/39	500,000	535,245
Cook County Community College District No. 527 Morton Revenue Bonds, 5.00%, 12/15/29	500,000	500,845
Cook County Sales TRB, 5.00%, 11/15/37	500,000	533,585
Hillside Incremental Tax Allocation Revenue Refunding Bonds, 5.00%, 1/01/24	100,000	103,121
Illinois State Finance Authority Revenue Refunding Bonds, Southern Illinois Healthcare, 5.00%, 3/01/22	300,000	323,172
Illinois State G.O. Unlimited Bonds, 5.00%, 7/01/20	440,000	453,090

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Illinois (Continued)
Illinois State G.O. Unlimited Refunding Bonds, 5.00%, 8/01/24	$400,000	$423,184
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 3.12%, 5/15/25(c)(e)	500,000	502,405
Illinois State Junior Obligation Build Illinois Sales Tax Revenue Bonds, 5.00%, 6/15/20	500,000	515,440
Illinois State Sales Tax Junior Obligations Revenue Bonds, Series A (BAM Insured), 4.00%, 6/15/34	620,000	638,141
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/21(f)	410,000	382,407
0.00%, 6/15/25(f)	95,000	76,261
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	444,448
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/01/31	500,000	606,975
Kane, Cook and Dupage Counties, Illinois School District, G.O. Unlimited Refunding Bonds, Series D, 5.00%, 1/01/28	200,000	223,820
Kane, McHenry, Cook and DeKalb Counties, Illinois School District, G.O. Unlimited Refunding Bonds, 4.25%, 1/01/23	500,000	516,490
Macon County School District No. 61 G.O. Unlimited Bonds, Series A (AGM Insured), 5.25%, 1/01/25	745,000	784,843
Moline G.O. Unlimited Refunding Bonds, Series F, 5.00%, 11/01/24	750,000	783,802
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	417,690

	Par	Value

Illinois (Continued)
Waukegan G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	$250,000	$281,078
Will County Community School District No. 161 Summit Hill Refunding G.O. Unlimited Bonds, 4.00%, 1/01/24	470,000	506,397
Winnebago Boone Etc. Counties Community College District No. 511 G.O. Unlimited Refunding Bonds, Series A, Rock Valley College (AGM Insured), 5.00%, 1/01/21	500,000	523,070
		12,882,384

Indiana – 0.6%
Clarksville Sewage Works Revenue BANS, 2.75%, 12/11/23	400,000	400,124
Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series A, Ohio Valley Electric Corp. Project, 5.00%, 6/01/39	100,000	100,480
Indiana State Finance Authority Private Activity Bonds (AMT), Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	100,000	108,554
		609,158

Iowa – 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Iowa Fertilizer Company Project, 3.13%, 12/01/22	100,000	100,637

Kansas – 1.1%
Kansas State Department of Transportation Highway Revenue Bonds, Series C, 4.00%, 9/01/30	500,000	533,460
University of Kansas Hospital Authority Health Facilities Revenue Bonds, Series A, University of Kansas Health System, 5.00%, 9/01/48	500,000	582,930
		1,116,390

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Kentucky – 3.5%
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	$400,000	$463,768
Kentucky Economic Development Finance Authority Health System Revenue Refunding Bonds, Norton Healthcare Inc., Series B (NATL Insured), 0.00%, 10/01/22(f)	500,000	458,935
0.00%, 10/01/24(f)	280,000	242,253
Kentucky Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 4/01/24(c)(d)(e)	100,000	107,862
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living, 5.00%, 5/15/36	200,000	209,160
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	300,000	327,039
Kentucky State Housing Corp. Variable Housing Revenue Bonds, Beecher Phase I Project, 2.00%, 9/01/21(c)(d)(e)	480,000	480,255
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(c)(d)(e)	250,000	272,750
Louisville & Jefferson County Metro Government Environmental Facilities Revenue Refunding Bonds, Louisville Gas & Electric Project, 1.25%, 6/03/19(c)(d)(e)	500,000	499,770
Louisville Regional Airport Authority Airport System Revenue Refunding Bonds (AMT), Series A, 5.00%, 7/01/23	500,000	556,520
		3,618,312

	Par	Value

Maryland – 3.5%
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	$250,000	$279,758
Maryland State & Local Facilities G.O. Unlimited Bonds, Loan of 2013-1, 4.00%, 3/01/26	600,000	624,318
Maryland State Community Development Administration Department Housing & Community Development MFH Revenue Bonds, Series A, Bay Country Apartments, 2.52%, 2/01/21(a)	1,000,000	1,000,530
Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 2/01/22	260,000	283,735
Maryland State Economic Development Corp. Private Activity Revenue Bonds (AMT), Purple Line Light Rail Projects, 5.00%, 3/31/24	150,000	160,706
5.00%, 3/31/36	100,000	110,603
5.00%, 3/31/51	100,000	108,756
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	300,000	356,775
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Medstar Health Issue, Series A, 5.00%, 5/15/45	405,000	457,998
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Arundel Health Systems, 5.00%, 7/01/29	250,000	297,735
		3,680,914

Massachusetts – 2.1%
Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.25%, 9/01/48	500,000	606,575

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Massachusetts (Continued)
Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/01/23(c)(d)(e)	$500,000	$556,125
Massachusetts State Development Finance Agency Variable Revenue Refunding Bonds, Partners Healthcare, (SIFMA Municipal Swap Index Yield + 0.50%), 2.62%, 1/26/23(c)(e)	500,000	499,105
Massachusetts State Educational Financing Authority Revenue Bonds, Series J (AMT), 5.00%, 7/01/21	500,000	531,765
		2,193,570

Michigan – 2.3%
Detroit Downtown Development Authority Tax Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured), 5.00%, 7/01/22	500,000	542,010
5.00%, 7/01/43	100,000	108,657
5.00%, 7/01/48	200,000	216,278
Detroit G.O. Unlimited Bonds, 5.00%, 4/01/20	500,000	509,615
5.00%, 4/01/27	50,000	55,176
Great Lakes Water Authority Sewage Disposal System Revenue Refunding Bonds Second Lien, Series C, 5.00%, 7/01/36	300,000	343,761
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds, 4.50%, 10/01/29	250,000	266,895
University of Michigan Variable General Revenue Bonds, Series B, 2.03%, 5/09/19(c)(e)(g)	400,000	400,000
		2,442,392

	Par	Value

Minnesota – 0.7%
Minneapolis Health Care System Variable Revenue Refunding Bonds, Fairview Health Services (Wells Fargo Bank N.A.), 1.95%, 5/02/19(c)(e)(g)	$100,000	$100,000
Minneapolis-Saint Paul Housing and Redevelopment Authority Health Care Facilities Variable Revenue Bonds, Series A, Children’s Hospitals and Clinics (AGM Insured), 1.95%, 5/02/19(c)(e)(g)	600,000	600,000
		700,000

Missouri – 0.6%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s health System, Inc., 5.00%, 11/15/30	250,000	291,080
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	300,000	316,707
		607,787

Nebraska – 0.8%
Central Plains Energy Gas Project Revenue Bonds, Project No. 3, 5.00%, 9/01/22	500,000	540,435
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, 5.00%, 12/01/19(c)(d)(e)	250,000	254,128
		794,563

Nevada – 0.5%
Washoe County Water Facilities Variable Revenue Refunding Bonds (AMT), Sierra Pacific, 2.05%, 4/15/22(c)(d)(e)	500,000	499,835

New Jersey – 2.6%
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	400,000	492,672

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New Jersey (Continued)
New Jersey State Economic Development Authority Energy Facility Revenue Bonds (AMT), Series A, UMM Energy Partners Project, 5.12%, 6/15/43	$250,000	$264,627
New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	249,383
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.00%, 1/01/24	150,000	168,752
5.25%, 1/01/25	100,000	113,594
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	100,000	108,775
New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Revenue Bonds, Series F, Camden Townhouses Project, 1.90%, 8/01/19(c)(d)(e)	100,000	100,010
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program Bonds, 5.25%, 6/15/43	625,000	702,887
Newark Housing Authority Port Newark Marine Terminal Rental Revenue Refunding Bonds, Additional Newark Redevelopment Project (NATL Insured), 5.25%, 1/01/24	500,000	561,060
		2,761,760

New York – 7.8%
Hudson Yards Infrastructure Corp., Senior Revenue Bonds Fiscal 2012, Unrefunded Balance, 5.75%, 2/15/47	300,000	320,295
Liberty Development Corp. Revenue Bonds, 5.50%, 10/01/37	110,000	145,734
Long Island Power Authority Electric System Revenue Bonds, 5.00%, 9/01/35	300,000	361,917

	Par	Value

New York (Continued)
Met Transportation Authority Transportation Revenue BANS, Series A, 4.00%, 2/03/20	$1,500,000	$1,525,305
Metropolitan Transportation Authority Revenue Bonds, Green Bonds, Transportation Climate Bonds, 5.00%, 11/15/45	500,000	582,015
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 4.00%, 11/01/40	500,000	548,450
New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/32	250,000	308,497
5.00%, 12/01/42	250,000	298,408
New York State Dorm Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 5.00%, 7/01/42	200,000	232,706
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Catholic Health System Obligated, 5.00%, 7/01/36	400,000	475,304
New York State Dormitory Authority Personal Income Taxable Revenue Refunding Bonds, Series E, 5.00%, 2/15/44	400,000	452,996
New York State Dormitory Authority State Supported Debt Consolidated Fifth General Resolution Variable Revenue Bonds, Series C, City University (Bank of America N.A. LOC), 2.04%, 5/09/19(c)(e)(g)	900,000	900,000
New York State Housing Finance Agency Variable Revenue Refunding Bonds, Affordable Housing (SonyMA Insured), 1.80%, 5/01/20(c)(d)(e)	500,000	499,805

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New York (Continued)
New York State Liberty Development Corp. Revenue Refunding Bonds, Class 2, 3 World Trade Center Project, 5.37%, 11/15/40(a)	$150,000	$164,736
New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 214 (AMT), 2.85%, 4/01/22	360,000	364,820
2.90%, 10/01/22	140,000	142,297
New York Variable G.O. Unlimited Bonds, Fiscal 2018 Subseries B, 2.00%, 5/02/19(c)(e)(g)	600,000	600,000
Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	250,000	292,050
		8,215,335

North Carolina – 1.4%
Durham Housing Authority MFH Revenue Bonds, Morreene Road Apartments, 1.85%, 1/01/20(c)(d)(e)	100,000	100,015
North Carolina State Medical Care Commission Health Care Facilities Revenue Refunding Bonds, Vidant Health, 5.00%, 6/01/45	500,000	555,740
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, 5.00%, 9/01/37	155,000	163,356
North Carolina State Turnpike Authority Revenue Refunding Bonds, Senior Lien, 5.00%, 1/01/40	550,000	630,729
		1,449,840

North Dakota – 0.5%
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	571,400

	Par	Value

Ohio – 2.3%
American Municipal Power-Ohio Inc., Variable Revenue Refunding Bonds, Series A, 2.30%, 2/15/22(c)(d)(e)	$1,250,000	$1,262,512
Cleveland Cuyahoga County Port Authority Cultural Facilities Refunding Revenue Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	175,000	197,649
Cleveland-Cuyahoga County Port Authority Euclid Avenue Development Corp. Revenue Refunding Bonds, 5.00%, 8/01/23	370,000	413,223
Franklin County MFH Variable Revenue Bonds, Sawyer & Trevitt Project, 1.30%, 6/01/19(c)(d)(e)	300,000	299,844
Franklin County Variable Revenue Bonds, CHE Trinity Health Credit Group, 1.75%, 8/01/19(c)(d)(e)	250,000	250,000
		2,423,228

Oklahoma – 0.0%(h)
Oklahoma County Finance Authority Revenue Refunding Bonds, Series A, Epworth Villa Project, 5.88%, 4/01/30	50,000	50,008

Pennsylvania – 7.3%
Delaware River Port Authority Revenue Bonds, Series A, 5.00%, 1/01/34	250,000	303,913
Geisinger Authority Health System Variable Revenue Bonds, Geisinger Health System, 1.95%, 5/02/19(c)(e)(g)	500,000	500,000
Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 2.70%, 11/01/24(c)(e)	500,000	500,100
Lehigh County Industrial Development Authority Revenue Refunding Bonds, PPL Electric Utilities Corp. Project, 1.80%, 8/15/22(c)(d)(e)	330,000	326,509

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Pennsylvania (Continued)
Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management Inc. Project, 1.95%, 8/01/19(c)(d)(e)	$325,000	$325,000
Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Republic Services, 1.95%, 7/15/19(c)(d)(e)	400,000	400,032
Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University, 5.00%, 9/01/39	500,000	558,665
Pennsylvania State Housing Finance Agency MFH Revenue Bonds, Blumberg Senior Apartments, 1.65%, 11/01/19(c)(d)(e)	1,000,000	998,420
Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.37%, 10/01/25	1,450,000	1,454,480
Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.70%), 2.82%, 12/01/23(e)	500,000	499,080
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/30	495,000	584,199
5.00%, 7/01/33	400,000	466,220
Philadelphia Authority for Industrial Development Temple University Revenue Refunding Bonds, Series 1-2015, 5.00%, 4/01/33	400,000	455,212
Wilkes-Barre Area School District G.O. Limited Bonds (BAM State Aid Withholding), 5.00%, 4/15/23	200,000	221,942
		7,593,772

	Par	Value

Puerto Rico – 0.3%
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds, Series ZZ, 5.25%, 7/01/23	$75,000	$60,750
Puerto Rico Electric Power Authority Revenue Bonds, Series TT, 5.00%, 7/01/37	50,000	40,375
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue CABS, Series A-1, 0.00%, 7/01/27(f)	225,000	168,683
		269,808

Rhode Island – 0.6%
Rhode Island Commerce Corp. First Lien Special Facility Revenue Refunding Bonds, Rhode Isaland Airport Corp. International, 5.00%, 7/01/31	500,000	587,400
South Carolina – 0.4%
South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group, 5.00%, 5/01/38	400,000	460,940
Tennessee – 1.0%
Metropolitan Government of Nashville and Davidson County Health and Education Facilities Board Revenue Bonds, Vanderbilt Medical Center, 5.00%, 7/01/40	400,000	448,724
Tennessee State Energy Acquisition Corp. Gas Revenue Bonds, Series A, 4.00%, 5/01/23(c)(d)(e)	550,000	582,901
		1,031,625

Texas – 11.6%
Austin Airport System Revenue Bonds, Series A, 5.00%, 11/15/46	380,000	436,996
Austin Convention Enterprises, Inc. Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	400,000	461,496

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
Board of Managers Joint Guadalupe County City of Seguin Hospital Mortgage Refunding Revenue Bonds, 5.00%, 12/01/40	$200,000	$209,466
Central Regional Mobility Authority Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 1/01/22	300,000	322,587
Cypress Fairbanks Independent School District Variable G.O. Unlimited Bonds, Series A-1, School Building (PSF, Gtd.), 2.13%, 8/16/21(c)(d)(e)	500,000	501,540
Dallas Independent School District G.O. Unlimited Bonds, Series B-5, Multi-Modal School Building (PSF, Gtd.), 5.00%, 2/15/21(c)(d)(e)	500,000	527,805
Dallas-Fort Worth International Airport Improvement Revenue Bonds, Series B, 5.00%, 11/01/44	350,000	377,458
Dallas-Fort Worth International Airport Revenue Bonds, Series H (AMT), 5.00%, 11/01/42	400,000	423,188
Harris County Cultural Educational Facilities Finance Corp. Revenue Refunding Bonds, Hospital Memorial Hermann Health, 5.00%, 12/01/25	300,000	331,407
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 5.00%, 9/01/36	510,000	604,727
Houston Texas Independent School District Schoolhouse G.O. Limited Bonds, Series A-2 (PSF, Gtd.), 3.00%, 6/01/19(c)(d)(e)	600,000	600,606
Houston Utility System Adjustable Revenue Refunding Bonds, Series 2012A, First Lien, (SIFMA Municipal Swap Index Yield + 0.01%), 3.02%, 5/01/20(c)(e)	500,000	501,210

	Par	Value

Texas (Continued)
Lamar Consolidated Independent Schoolhouse District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.), 1.95%, 8/17/20(c)(d)(e)	$1,250,000	$1,251,737
Leander Independent School District G.O. Unlimited CABS, Series C, School Building (PSF, Gtd.), Prerefunded, 0.00%, 8/15/24(i)	1,000,000	308,290
New Hope Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	106,331
North East Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 2.20%, 8/01/24(c)(d)(e)	1,000,000	1,011,990
North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/01/26	70,000	79,802
Northside Independent School District School Building G.O. Unlimited Bonds (PSF, Gtd.), 2.12%, 8/01/20(c)(d)(e)	1,105,000	1,105,884
San Antonio Water Variable Revenue Bonds, Series A, Junior Lien, 2.62%, 5/01/24(c)(d)(e)	500,000	515,480
Tarrant County Cultural Educational Facilities Finance Corp. Revenue Refunding Bonds, Texas Health Resources System Obligation, 5.00%, 2/15/34	400,000	464,412
5.00%, 2/15/47	500,000	567,660
Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Senior Lien, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, 5.00%, 12/31/55	200,000	217,178
Texas State TRANS, 4.00%, 8/29/19	600,000	604,338

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
Texas State Transportation Commission Central Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	$100,000	$109,959
Texas State Transportation Commission First Tier Toll CABS, 0.00%, 8/01/29(f)	480,000	351,034
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	113,074
		12,105,655

Virginia – 4.2%
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue Bonds, 5.00%, 7/01/51	500,000	556,665
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	500,000	529,675
Fairfax County EDA Residential Care Facilities Revenue Bonds, Series A, Vinson Hall LLC, 5.00%, 12/01/42	80,000	85,666
Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., 5.00%, 10/01/36	150,000	165,094
Fairfax County IDA Health Care Revenue Bonds, Inova Health System, 4.00%, 5/15/42	250,000	258,315
Fairfax County Redevelopment & Housing Authority MFH Variable Revenue Bonds, Parkwood Apartments Project, 2.21%, 8/01/20(c)(d)(e)	500,000	501,550
Fairfax County Water Authority Revenue Refunding Bonds, 5.00%, 4/01/45	500,000	589,500
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, Senior Lien, 5.50%, 7/01/57	700,000	846,888

	Par	Value

Virginia (Continued)
James City County EDA Residential Care Facilities Variable Revenue Bonds, United Methodist Home, 6.00%, 6/01/43	$65,261	$64,283
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project, 5.00%, 12/31/56	50,000	54,504
Virginia State Small Business Financing Authority Revenue Bonds (AMT), Senior Lien, 95 Express Lane, 5.00%, 7/01/34	300,000	317,895
Virginia State Small Business Financing Authority Revenue Bonds (AMT), Senior Lien, Elizabeth River Crossings OpCo, LLC Project, 4.50%, 1/01/23	135,000	144,350
5.00%, 1/01/27	250,000	267,472
		4,381,857

Washington – 1.9%
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, (SIFMA Municipal Swap Index Yield + 0.00%), 2.47%, 11/01/22(e)	900,000	897,633
Snohomish County Housing Authority Revenue Bonds, 5.00%, 4/01/21	545,000	576,158
Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	500,000	518,110
		1,991,901

Wisconsin – 4.3%
Barneveld School District BANS, 4.00%, 3/01/24	500,000	515,080
Public Finance Authority Educational Revenue Bonds, Piedmont Community Charter School, 5.00%, 6/15/39	490,000	546,850
5.00%, 6/15/49	150,000	165,064

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Wisconsin (Continued)
Public Finance Authority Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	$100,000	$101,315
Public Finance Authority Hospital Revenue Refunding Bonds, Series A, WakeMed Hospital, 4.00%, 10/01/49	500,000	519,830
Public Finance Authority Solid Waste Disposal Revenue Refunding Bonds (AMT), Waste Management, Inc. Project, 1.95%, 8/01/19(c)(d)(e)	500,000	500,000
Public Finance Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Waste Management, Inc. Project, 1.95%, 8/01/19(c)(d)(e)	500,000	500,000
Washington State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 5.00%, 11/15/39	350,000	400,484
Wisconsin State COPS, 5.00%, 3/01/23	500,000	529,140
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corporation Cedar Community, 5.00%, 6/01/41	250,000	260,930
Wisconsin State Transportation Revenue Refunding Bonds, Series 1, 4.50%, 7/01/33	400,000	427,652
		4,466,345

Total Municipal Bonds (Cost $97,414,361)		99,132,618

	Number of Shares	Value

Investment Companies – 4.6%
iShares National Muni Bond ETF	43,279	$4,827,339

Total Investment Companies (Cost $4,722,020)		4,827,339

Short-Term Investments – 2.6%
Money Market Fund – 2.6%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(j)	2,650,936	2,650,936

Total Short-Term Investments (Cost $2,650,936)		2,650,936

Total Investments – 101.9% (Cost $104,787,317)		106,610,893

Liabilities less Other Assets – (1.9)%		(1,937,907)

NET ASSETS – 100.0%		$104,672,986

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(b)	When-Issued Security. Coupon rate was not in effect at April 30, 2019.
(c)	Maturity date represents the puttable date.
(d)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(e)	Variable rate security. Rate as of April 30, 2019 is disclosed.
(f)	Zero coupon bond.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

(g)

Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(h)	Amount rounds to less than 0.05%.
(i)	Zero coupon bond. Maturity date represents the prerefunded date.
(j)	7-day current yield as of April 30, 2019 is disclosed.

Percentages shown are based on Net Assets

Abbreviations:
1M	1 Month
3M	3 Month
AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Authority
ETF	Exchange-Traded Fund
FNMA	Federal National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed
HFA	Housing Finance Authority
IBC	Insured Bond Certificates
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
MFH	Multifamily Housing
NATL	National Public Finance Guarantee Corporation
PSF	Permanent School Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SonyMA	State of New York Mortgage Agency
TRANS	Tax Revenue Anticipation Bonds
TRB	Tax Revenue Bonds
USD	United States Dollar

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:

Investments in Securities:
Municipal Bonds	$—	$99,132,618	$—	$99,132,618
Investment Companies	4,827,339	—	—	4,827,339
Short-Term Investments	2,650,936	—	—	2,650,936

Total Investments	$7,478,275	$99,132,618	$—	$106,610,893

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Defensive Bond Fund

	Par	Value

Asset-Backed Securities – 16.2%
Automobile – 3.4%
Ally Auto Receivables Trust, Series 2019-1, Class A4, 3.02%, 4/15/24	$308,000	$311,455
ARI Fleet Lease Trust, Series 2018-B, Class A3, 3.43%, 8/16/27(a)	302,000	306,932
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.07%, 9/20/23(a)	307,000	307,890
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.97%, 3/20/24(a)	322,000	321,354
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.45%, 3/20/23(a)	302,000	305,674
Carmax Auto Owner Trust, Series 2019-1, Class A4, 3.26%, 8/15/24	240,000	244,530
Carmax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24	129,000	130,829
Chesapeake Funding II LLC, Series 2019-1A, Class B, 3.11%, 4/15/31(a)	324,000	325,140
Ford Credit Auto Owner Trust, Series 2019-A, Class A4, 2.85%, 8/15/24	324,000	326,215
GM Financial Automobile Leasing Trust, Series 2019-1, Class B, 3.37%, 12/20/22	302,000	304,262
GM Financial Automobile Leasing Trust, Series 2019-2, Class B, 3/20/23(b)	594,000	593,993
Honda Auto Receivables, Series 2019-1, Class A4, 2.90%, 6/18/24	302,000	304,563
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class B, 3.25%, 10/16/23(a)	302,000	304,117
Nissan Auto Receivables, Series 2019-A, Class A4, 3.00%, 9/15/25	308,000	313,097
Toyota Auto Receivables, Series 2019-A, Class A4, 3.00%, 5/15/24	308,000	311,829

	Par	Value

Automobile (Continued)
World Omni Auto Receivables Trust, Series 2019-A, Class B, 3.34%, 6/16/25	$304,000	$308,507
World Omni Automobile Lease Securitization Trust, Series 2019-A, Class B, 3.24%, 7/15/24	296,000	298,397
		5,318,784

Automobile Floor Plan – 0.4%
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.22%, 2/15/23(a)	300,000	301,498
NextGear Floorplan Master Owner Trust, Series 2019-1A, Class A2, 3.21%, 2/15/24(a)	302,000	304,420
		605,918

Commercial Mortgage-Backed Securities – 1.3%
A10 Term Asset Financing LLC, Series 2017-1A, Class A1FX, 2.34%, 3/15/36(a)	136,381	136,327
Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A2, 2.51%, 11/15/49	95,000	93,729
Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, 1/10/46	400,000	400,937
Commercial Mortgage Trust, Series 2015-CR22, Class A3, 3.21%, 3/10/48	81,000	82,103
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class A3, 3.42%, 10/15/45(a)	313,000	316,818
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 2.80%, 10/05/31(a)	304,000	303,216
RETL, Series 2019-RVP, Class B, (ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 4.02%, 3/15/36(a)(c)	265,000	265,662
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A3, 3.71%, 9/15/48	450,000	459,229
		2,058,021

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Credit Card – 0.4%
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$308,000	$310,903
Synchrony Card Funding LLC, Series 2019-A1, Class A, 2.95%, 3/17/25	296,000	298,630
		609,533

Other – 9.7%
Ascentium Equipment Receivables, Series 2019-1A, Class A3, 2.83%, 5/12/25(a)	603,000	603,600
Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (ICE LIBOR USD 3M + 1.15%), 3.74%, 10/17/26(a)(c)	263,684	263,846
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 3.69%, 11/20/28(a)(c)	300,000	299,409
Canyon Capital CLO Ltd., Series 2014-2A, Class AS, (ICE LIBOR USD 3M + 1.25%), 3.85%, 4/15/29(a)(c)	373,000	372,595
Cerberus Loan Funding XXIII L.P., Series 2018-2A, Class A, (ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 3.60%, 4/15/28(a)(c)	600,000	594,893
CIFC Funding Ltd., Series 2015-4A, Class A1R, (ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 3.74%, 10/20/27(a)(c)	300,000	300,145
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	294,000	299,627
Daimler Trucks Retail Trust, Series 2019-1, Class A4, 2.79%, 5/15/25(a)	603,000	603,717
Dell Equipment Finance Trust, Series 2019-1, Class B, 2.94%, 3/22/24(a)	603,000	603,713
Fortress Credit Opportunities IX CLO Ltd., Series 2016-7A, Class BR, (ICE LIBOR USD 3M + 2.45%, 2.45% Floor), 5.04%, 12/15/28(a)(c)	395,000	395,726

	Par	Value

Other (Continued)
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Series A1T, (ICE LIBOR USD 3M + 1.55%), 4.23%, 11/15/29(a)(c)	$300,000	$298,100
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7I, Class E, (ICE LIBOR USD 3M + 7.49%), 10.10%, 12/15/28	302,000	291,010
Great American Auto Leasing, Inc., Series 2019-1, Class A4, 3.21%, 2/18/25(a)	302,000	305,292
Great American Auto Leasing, Inc., Series 2019-1, Class B, 3.37%, 2/18/25(a)	308,000	311,524
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class B, 2.99%, 6/17/24(a)	306,000	305,958
Hercules Capital Funding Trust, Series 2019-1A, Class A, 4.70%, 2/20/28(a)	450,000	453,996
Ivy Hill Middle Market Credit Fund X Ltd., Series 10A, Class A1AR, (ICE LIBOR USD 3M + 1.25%), 3.85%, 7/18/30(a)(c)	273,000	269,069
John Deere Owner Trust, Series 2019-A, Class A4, 3.00%, 1/15/26	299,000	302,049
MelTel Land Funding LLC, Series 2019-1A, Class C, 6.07%, 4/15/49(a)	188,000	188,133
Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.50%, 8/25/58(a)(d)	290,218	291,464
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24(a)	595,000	590,360
MMAF Equipment Finance LLC, Series 2018-A, Class A4, 3.39%, 1/10/25(a)	500,000	509,516
MMAF Equipment Finance LLC, Series 2019-A, Class A3, 2.84%, 11/13/23(a)	400,000	402,026
NRZ Advance Receivables Trust, Series 2016-T5, Class AT5, 3.33%, 12/15/51(a)	457,000	460,233

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
PFS Financing Corp, Series 2019-A, Class B, 3.13%, 4/15/24(a)	$603,000	$602,872
PFS Financing Corp., Series 2018-F, Class A, 3.52%, 10/15/23(a)	405,000	411,638
PFS Financing Corp., Series 2019-A, Class A2, 2.86%, 4/15/24(a)	603,000	602,985
Sound Point Clo XII Ltd., Series 2016-2A, Class AR, (ICE LIBOR USD 3M + 1.29%, 1.29% Floor), 3.88%, 10/20/28(a)(c)	301,000	301,120
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (ICE LIBOR USD 3M + 1.03%), 3.63%, 10/15/25(a)(c)	697,498	697,749
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58(a)	594,806	596,253
Trinitas CLO V Ltd., Series 2016-5A, Class AR, (ICE LIBOR USD 3M + 1.39%, 1.39% Floor), 3.97%, 10/25/28(a)(c)	372,000	372,000
VCO CLO LLC, Series 2018-1A, Class A, (ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 4.09%, 7/20/30(a)(c)	302,000	300,833
Venture XVII CLO Ltd., Series 2014-17A, Class ARR, (ICE LIBOR USD 3M + 0.88%), 3.48%, 4/15/27(a)(c)	197,000	195,665
Verizon Owner Trust, Series 2019-A, Class A1A, 2.93%, 9/20/23	299,000	301,654
Verizon Owner Trust, Series 2019-A, Class B, 3.02%, 9/20/23	585,000	590,145
Volvo Financial Equipment LLC Series, Series 2019-1A, Class A4, 3.13%, 11/15/23(a)	302,000	304,986
Wellfleet CLO Ltd., Series 2016-1A, Class AR, (ICE LIBOR USD 3M + 0.91%), 3.50%, 4/20/28(a)(c)	300,000	297,702
West CLO Ltd., Series 2014-2A, Series A1BR, 2.73%, 1/16/27(a)	275,202	272,424

		15,164,027

	Par	Value

Whole Loan – 1.0%
BRAVO Residential Funding Trust, Series 2019-1, Class A1C, 3.50%, 3/25/58(a)	$581,459	$583,060
CIM Trust, Series 2017-7, Class A, 3.00%, 4/25/57(a)	312,023	309,565
CIM Trust, Series 2018-R3, Class A1, 5.00%, 12/25/57(a)	569,141	587,832
		1,480,457

Total Asset-Backed Securities (Cost $25,068,358)		25,236,740

Corporate Bonds – 0.9%

Chemicals – 0.2%
Neon Holdings, Inc., 10.12%, 4/01/26(a)	300,000	309,000

Coal – 0.2%
Natural Resource Partners L.P./NRP Finance Corp., 9.12%, 6/30/25(a)	240,000	248,400

Commercial Services – 0.1%
StoneMor Partners L.P./Cornerstone Family Services of West Virginia Subsidiary, 7.88%, 6/01/21	258,000	234,780

Oil & Gas Services – 0.4%
Bristow Group, Inc., 8.75%, 3/01/23(a)	170,000	142,800
PHI, Inc., 5.25%, 3/15/19(e)	688,000	491,920
		634,720

Total Corporate Bonds (Cost $1,609,745)		1,426,900

Term Loans(c) – 1.2%

Advertising – 0.2%
ABG Intermediate Holdings 2 LLC, Initial Term Loan, (ICE LIBOR USD 1M + 7.75%, 1.00% Floor), 10.23%, 9/29/25	311,000	306,335

Miscellaneous Manufacturing – 0.4%
Hexion, Inc., Initial Term Loan, (ICE LIBOR USD 3M + 2.75%), 5.35%, 10/01/20	594,000	592,515

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Retail – 0.3%
General Nutrition Centers, Inc., FILO Term Loan, (ICE LIBOR USD 1M + 7.00%), 9.49%, 12/31/22	$196,000	$197,176
JC Penney Corp., Inc., Loan,(ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 6.88%, 6/23/23	280,265	249,186
Transform SR Holdings LLC, FILO Term Loan, 2/12/24(f)	74,000	74,370
(ICE LIBOR USD 1M + 7.25%), 9.74%, 2/12/24	10,000	10,050
		530,782

Telecommunications – 0.3%
LOGIX Holding Co. LLC, Initial Term Loan, (ICE LIBOR USD 1M + 5.75%, 1.00% Floor), 8.23%, 12/22/24	149,212	149,959
Windstream Holdings, Inc., Term Facility, 2/26/21(f)	298,500	298,500
		448,459

Total Term Loans (Cost $1,871,711)		1,878,091

U.S. Government Obligations – 1.4%

U.S. Treasury Notes – 1.4%
2.00%, 7/31/22	675,000	669,727
1.87%, 8/31/22	670,000	661,939
1.88%, 9/30/22	518,000	511,748
2.00%, 10/31/22	416,000	412,441
		2,255,855

Total U.S. Government Obligations (Cost $2,233,151)		2,255,855
	Par

Mortgage-Backed Securities – 11.0%

Federal Home Loan Mortgage Corporation – 0.5%
Freddie Mac REMICS, Series 4336, Class WV, 3.00%, 10/15/25	340,480	343,253
Freddie Mac REMICS, Series 4387, Class VA, 3.00%, 2/15/26	442,920	447,138
		790,391

	Par	Value

Federal Home Loan Mortgage Corporation Gold – 1.9%
Pool #E04232, 2/01/28(b)	$581,804	$578,958
Pool #E04360, 4/01/28(b)	578,287	575,458
Pool #G15601, 2.50%, 1/01/29	198,504	197,534
Pool #G16476, 3.00%, 4/01/28	434,169	438,037
Pool #G18431, 2.50%, 4/01/27	195,719	194,768
Pool #J20465, 2.50%, 9/01/27	284,531	283,140
Pool #J20770, 2.50%, 10/01/27	255,243	253,996
Pool #J21434, 2.50%, 12/01/27	446,310	444,126
		2,966,017

Federal National Mortgage Association – 7.0%
Fannie Mae Interest STRIP, Series 284, Class 1, 0.00%, 7/25/27(g)	223,723	195,609
Fannie Mae REMICS, Series 2012-144, Class PD, 3.50%, 4/25/42	288,457	294,348
Fannie Mae REMICS, Series 2014-3, Class AM, 2.50%, 1/25/32	571,515	567,733
Pool #AB6192, 2.50%, 9/01/27	445,990	443,804
Pool #AB7241, 2.00%, 12/01/27	184,230	180,490
Pool #AB7905, 2.50%, 2/01/28	793,818	789,931
Pool #AB8862, 2.50%, 4/01/28	184,841	183,935
Pool #AK3263, 3.00%, 2/01/27	586,441	591,742
Pool #AL1562, 2.50%, 4/01/27	224,981	223,881
Pool #AL5254, 11/01/27(b)	574,312	579,499
Pool #AL5638, 6/01/28(b)	570,457	575,615
Pool #AP9574, 10/01/27(b)	673,333	670,030
Pool #AQ0437, 10/01/27(b)	1,100,401	1,095,006
Pool #AQ7281, 2.00%, 12/01/27	445,510	436,464
Pool #AQ8185, 2.50%, 1/01/28	202,082	201,093
Pool #AQ8719, 2.50%, 12/01/27	460,362	458,105
Pool #AR3878, 2/01/28(b)	709,890	706,410
Pool #BM1595, 2.50%, 3/01/31	444,467	442,014
Pool #BM3954, 2.50%, 12/01/28	521,579	519,021
Pool #BM4406, 2.50%, 9/01/28	444,525	440,613

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool #BM4743, 2.00%, 8/01/30	$453,028	$443,800
Pool #BM5514, 2.50%, 2/01/29	442,435	438,582
Pool #MA1101, 2.50%, 7/01/27	289,947	288,526
Pool #MA3079, 2.50%, 7/01/27	72,188	71,568
Pool #MA3158, 2.50%, 10/01/27	106,353	105,439
		10,943,258

Government National Mortgage Association – 1.6%
Government National Mortgage Association, Series 2010-161, Class B, 3.00%, 7/16/40	146,066	145,764
Government National Mortgage Association, Series 2011-9, Class C, 3.51%, 9/16/41(d)	291,351	292,703
Government National Mortgage Association, Series 2012-150, Class IO, 0.72%, 11/16/52(d)	2,801,461	113,706
Government National Mortgage Association, Series 2014-138, Class A, 2.70%, 1/16/44	310,402	309,020
Government National Mortgage Association, Series 2015-108, Class IO, 0.95%, 10/16/56(d)	940,991	55,684
Government National Mortgage Association, Series 2015-41, Class AF, 3.06%, 9/16/56(d)	584,311	599,527
Government National Mortgage Association, Series 2015-47, Class IO, 0.85%, 10/16/56(d)	4,426,034	245,486
Government National Mortgage Association, Series 2015-7, Class IO, 0.80%, 1/16/57(d)	5,165,686	293,984
Government National Mortgage Association, Series 2019-39, Class A, 3.10%, 5/16/59	396,799	399,484
		2,455,358

Total Mortgage-Backed Securities (Cost $17,042,700)		17,155,024

	Number of Shares	Value
Investment Companies – 47.0%
Schwab Short-Term
U.S. Treasury ETF	240,367	$12,059,212
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	335,595	30,740,502
Vanguard Short-Term Bond ETF	148,909	11,847,200
Vanguard Short-Term Inflation-Protected Securities ETF	383,855	18,774,348

Total Investment Companies (Cost $72,885,542)		73,421,262

Short-Term Investments – 26.1%

Money Market Fund – 15.1%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(h)	23,590,884	23,590,884

U.S. Treasury Bills – 11.0%
U.S. Treasury Bill, 1.66%, 5/02/19(i)	17,127,000	17,125,870

Total Short-Term Investments (Cost $40,716,844)		40,716,754

Total Investments – 103.8% (Cost $161,428,051)		162,090,626

Liabilities less Other Assets – (3.8)%		(6,001,965)

NET ASSETS – 100.0%		$156,088,661

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(b)	When-Issued Security. Coupon rate was not in effect at April 30, 2019.
(c)	Variable rate security. Rate as of April 30, 2019 is disclosed.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(e)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(f)	Position is unsettled. Contract rate was not determined at April 30, 2019 and does not take effect until settlement date.
(g)	Zero coupon bond.
(h)	7-day current yield as of April 30, 2019 is disclosed.
(i)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets

Abbreviations:
1M	1 Month
3M	3 Month
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor’s Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal
USD	United States Dollar

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:

Investments in Securities:
Asset-Backed Securities	$—	$25,236,740	$—	$25,236,740
Corporate Bonds	—	1,426,900	—	1,426,900
Term Loans	—	1,878,091	—	1,878,091
U.S. Government Obligations	—	2,255,855	—	2,255,855
Mortgage-Backed Securities	—	17,155,024	—	17,155,024
Investment Companies	73,421,262	—	—	73,421,262
Short-Term Investments	23,590,884	17,125,870	—	40,716,754

Total Investments	$97,012,146	$65,078,480	$—	$162,090,626

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Multisector Bond Fund

	Number of Shares	Value
Common Stocks – 0.0%(a)
Oil & Gas – 0.0%(a)
Whiting Petroleum Corp.*	1,781	$48,782

Pharmaceuticals – 0.0%(a)
Bristol-Myers Squibb Co.	582	27,022
Total Common Stocks (Cost $76,122)		75,804
Convertible Preferred Stocks – 0.2%
Agriculture – 0.2%
Bunge Ltd., 4.88%	2,499	245,427
Total Convertible Preferred Stocks (Cost $247,513)		245,427
	Par(b)
Convertible Bonds – 1.2%
Auto Parts & Equipment – 0.0%(a)
Meritor, Inc., 3.25%, 10/15/37	$55,000	56,695

Biotechnology – 0.2%
BioMarin Pharmaceutical, Inc., 0.60%, 8/01/24	250,000	257,006
Intercept Pharmaceuticals, Inc., 3.25%, 7/01/23	60,000	55,843
		312,849

Computers – 0.0%(a)
Western Digital Corp., 1.50%, 2/01/24(c)	35,000	31,224

Engineering & Construction – 0.0%(a)
Tutor Perini Corp., 2.88%, 6/15/21	30,000	29,555

Healthcare - Products – 0.0%(a)
Insulet Corp., 1.38%, 11/15/24(c)	5,000	5,697

Internet – 0.1%
Booking Holdings, Inc., 0.35%, 6/15/20	40,000	57,156
Palo Alto Networks, Inc., 0.75%, 7/01/23(c)	30,000	34,004
		91,160

Media – 0.2%
DISH Network Corp.,
2.38%, 3/15/24	210,000	182,534
3.37%, 8/15/26	115,000	105,491
		288,025

	Par(b)	Value
Oil & Gas – 0.3%
Chesapeake Energy Corp., 5.50%, 9/15/26	$220,000	$199,504
Nabors Industries, Inc., 0.75%, 1/15/24	115,000	82,843
PDC Energy, Inc., 1.12%, 9/15/21	105,000	99,696
SM Energy Co., 1.50%, 7/01/21	15,000	13,863
Whiting Petroleum Corp., 1.25%, 4/01/20	50,000	48,532
		444,438

Oil & Gas Services – 0.0%(a)
Oil States International, Inc., 1.50%, 2/15/23	65,000	58,216
Pharmaceuticals – 0.1%
Dermira, Inc., 3.00%, 5/15/22	70,000	61,213
Flexion Therapeutics, Inc., 3.37%, 5/01/24	70,000	58,500
		119,713

Real Estate Investment Trusts – 0.0%(a)
iStar, Inc., 3.12%, 9/15/22	65,000	60,287

Software – 0.2%
Avaya Holdings Corp., 2.25%, 6/15/23(c)	85,000	82,995
Evolent Health, Inc., 2.00%, 12/01/21	85,000	83,198
Nuance Communications, Inc., 1.25%, 4/01/25	20,000	19,793
1.00%, 12/15/35	105,000	97,627
Verint Systems, Inc., 1.50%, 6/01/21	35,000	39,187
		322,800

Telecommunications – 0.0%(a)
CalAmp Corp., 2.00%, 8/01/25(c)	5,000	4,187

Trucking & Leasing – 0.1%
Greenbrier (The) Cos., Inc., 2.88%, 2/01/24	120,000	120,239
Total Convertible Bonds (Cost $1,909,655)		1,945,085
Corporate Bonds – 8.8%
Aerospace/Defense – 0.1%
TransDigm, Inc., 6.25%, 3/15/26(c)	140,000	145,775

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(b)	Value

Apparel – 0.0%(a)
William Carter (The) Co., 5.63%, 3/15/27(c)	$15,000	$15,506

Auto Manufacturers – 0.1%
Allison Transmission, Inc., 5.00%, 10/01/24(c)	53,000	53,605
5.88%, 6/01/29(c)	70,000	72,100
		125,705

Auto Parts & Equipment – 0.1%
Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25(c)	23,000	23,460
Delphi Technologies PLC, 5.00%, 10/01/25(c)	106,000	97,255
Goodyear Tire & Rubber (The) Co., 5.00%, 5/31/26	75,000	72,909
		193,624

Banks – 0.1%
CIT Group, Inc., 4.13%, 3/09/21	75,000	76,031
5.00%, 8/01/23	75,000	78,263
Provident Funding Associates L.P./PFG Finance Corp., 6.37%, 6/15/25(c)	30,000	28,050
		182,344

Building Materials – 0.2%
JELD-WEN, Inc., 4.63%, 12/15/25(c)	43,000	40,957
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 7/15/23	60,000	61,050
US Concrete, Inc., 6.37%, 6/01/24	154,000	158,235
		260,242

Chemicals – 0.0%(a)
Hexion, Inc., 6.63%, 4/15/20(d)	21,000	16,642
10.37%, 2/01/22(c)(d)	11,000	8,608
		25,250

Commercial Services – 0.1%
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.87%, 10/01/22(c)	43,000	39,560

	Par(b)	Value
Commercial Services (Continued)
Star Merger Sub, Inc., 6.87%, 8/15/26(c)	$75,000	$77,955
United Rentals North America, Inc., 4.63%, 10/15/25	96,000	95,280
		212,795

Computers – 0.2%
Dell International LLC/EMC Corp., 6.02%, 6/15/26(c)	111,000	120,265
4.90%, 10/01/26(c)	65,000	66,578
Western Digital Corp., 4.75%, 2/15/26	73,000	70,445
		257,288

Cosmetics/Personal Care – 0.0%(a)
Coty, Inc., 6.50%, 4/15/26(c)	66,000	65,092

Diversified Financial Services – 0.9%
Aircastle Ltd., 5.50%, 2/15/22	148,000	156,027
Ally Financial, Inc., 4.13%, 3/30/20	149,000	149,745
4.13%, 2/13/22	77,000	77,866
4.63%, 3/30/25	140,000	144,200
5.75%, 11/20/25	220,000	238,425
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.87%, 8/01/21(c)	36,000	36,675
5.25%, 10/01/25(c)	60,000	59,775
Nationstar Mortgage Holdings, Inc., 8.12%, 7/15/23(c)	115,000	115,863
Navient Corp., 7.25%, 1/25/22	117,000	125,336
6.50%, 6/15/22	20,000	21,075
Quicken Loans, Inc., 5.75%, 5/01/25(c)	205,000	208,075
5.25%, 1/15/28(c)	20,000	19,400
Springleaf Finance Corp., 6.87%, 3/15/25	10,000	10,725
7.12%, 3/15/26	135,000	144,956
		1,508,143

Electric – 0.2%
AES Corp., 4.00%, 3/15/21	152,000	153,520
5.50%, 4/15/25	36,000	37,368
6.00%, 5/15/26	37,000	39,127
Vistra Operations Co. LLC, 5.50%, 9/01/26(c)	115,000	118,450
		348,465

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(b)	Value

Entertainment – 0.1%
Lions Gate Capital
Holdings LLC, 6.38%, 2/01/24(c)	$170,000	$177,862

Food – 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 5.75%, 3/15/25	131,000	130,017
B&G Foods, Inc., 5.25%, 4/01/25	38,000	37,286
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 4/15/29(c)	10,000	10,600
JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 6/15/25(c)	32,000	32,720
Pilgrim’s Pride Corp., 5.75%, 3/15/25(c)	54,000	54,810
5.87%, 9/30/27(c)	40,000	41,300
Post Holdings, Inc., 5.75%, 3/01/27(c)	71,000	72,775
		379,508

Gas – 0.1%
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/23	77,000	80,065
7.50%, 4/15/26(c)	30,000	31,011
		111,076

Healthcare - Products – 0.0%(a)
Hologic, Inc., 4.38%, 10/15/25(c)	40,000	39,625

Healthcare - Services – 0.7%
Catalent Pharma Solutions, Inc., 4.88%, 1/15/26(c)	55,000	55,137
Centene Corp., 4.75%, 1/15/25	150,000	152,175
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	65,000	63,294
DaVita, Inc., 5.75%, 8/15/22	30,000	30,488
5.12%, 7/15/24	45,000	45,000
HCA, Inc., 5.87%, 3/15/22	64,000	68,454
5.37%, 2/01/25	305,000	321,012
5.25%, 4/15/25	147,000	157,429
Polaris Intermediate Corp., 8.50%, 12/01/22(c)(e)	142,000	141,290

	Par(b)	Value

Healthcare - Services (Continued)
Tenet Healthcare Corp., 4.38%, 10/01/21	$54,000	$54,608
5.13%, 5/01/25	50,000	50,438
		1,139,325

Home Builders – 0.2%
Lennar Corp., 4.75%, 11/15/22	74,000	75,743
4.75%, 5/30/25	155,000	158,487
PulteGroup, Inc., 6.37%, 5/15/33	96,000	99,840
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 6/15/19	60,000	59,897
		393,967

Insurance – 0.1%
CNO Financial Group, Inc., 5.25%, 5/30/25	111,000	116,411

Internet – 0.2%
Netflix, Inc., 4.88%, 4/15/28	182,000	180,407
5.37%, 11/15/29(c)	65,000	65,813
Uber Technologies, Inc., 7.50%, 11/01/23(c)	90,000	94,500
		340,720

Iron/Steel – 0.1%
Commercial Metals Co., 4.88%, 5/15/23	119,000	120,190

Leisure Time – 0.0%(a)
Sabre GLBL, Inc., 5.25%, 11/15/23(c)	53,000	54,060

Lodging – 0.3%
Boyd Gaming Corp., 6.37%, 4/01/26	15,000	15,788
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24	63,000	63,085
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/01/25	62,000	62,775
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26(c)	36,000	37,800
6.50%, 9/15/26	55,000	57,887
MGM Resorts International, 7.75%, 3/15/22	139,000	153,769
Wyndham Destinations, Inc., 5.62%, 3/01/21	150,000	155,625
		546,729

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(b)	Value

Media – 0.6%
AMC Networks, Inc., 4.75%, 12/15/22	$39,000	$39,378
5.00%, 4/01/24	55,000	55,688
4.75%, 8/01/25	41,000	40,778
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	39,000	39,634
5.13%, 2/15/23	70,000	71,137
5.75%, 1/15/24	112,000	114,800
5.37%, 5/01/25(c)	105,000	108,675
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	75,000	76,594
CSC Holdings LLC, 6.75%, 11/15/21	121,000	129,470
DISH DBS Corp., 7.75%, 7/01/26	45,000	40,275
Meredith Corp., 6.87%, 2/01/26	171,000	177,840
		894,269

Mining – 0.1%
Freeport-McMoRan, Inc., 5.40%, 11/14/34	115,000	107,956

Oil & Gas – 1.4%
Bruin E&P Partners LLC, 8.87%, 8/01/23(c)	109,000	103,005
California Resources Corp., 8.00%, 12/15/22(c)	179,000	136,040
Callon Petroleum Co., 6.13%, 10/01/24	23,000	23,626
Centennial Resource Production LLC, 5.38%, 1/15/26(c)	60,000	58,950
6.87%, 4/01/27(c)	105,000	108,806
Chesapeake Energy Corp., 8.00%, 1/15/25	52,000	52,650
CNX Resources Corp., 5.88%, 4/15/22	30,000	29,850
Continental Resources, Inc., 5.00%, 9/15/22	113,000	113,923
Denbury Resources, Inc., 9.25%, 3/31/22(c)	22,000	22,275
7.50%, 2/15/24(c)	83,000	76,360
Gulfport Energy Corp., 6.00%, 10/15/24	185,000	162,223
6.37%, 5/15/25	55,000	48,400
6.37%, 1/15/26	29,000	25,013
Halcon Resources Corp., 6.75%, 2/15/25	60,000	38,550
Matador Resources Co., 5.88%, 9/15/26	54,000	54,405

	Par(b)	Value

Oil & Gas (Continued)
Montage Resources Corp., 8.87%, 7/15/23	$121,000	$115,857
Newfield Exploration Co., 5.63%, 7/01/24	37,000	40,400
Noble Holding International Ltd., 7.75%, 1/15/24	5,000	4,538
7.87%, 2/01/26(c)	78,000	75,465
Oasis Petroleum, Inc., 6.87%, 3/15/22	116,000	116,435
PDC Energy, Inc., 6.13%, 9/15/24	47,000	47,705
Sanchez Energy Corp., 7.25%, 2/15/23(c)	82,000	69,085
SM Energy Co., 6.12%, 11/15/22	45,000	45,450
5.00%, 1/15/24	150,000	140,531
5.63%, 6/01/25	47,000	44,004
Southwestern Energy Co., 6.20%, 1/23/25	62,000	60,954
Transocean Guardian Ltd., 5.88%, 1/15/24(c)	35,910	36,808
Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(c)	50,000	39,250
Whiting Petroleum Corp., 6.25%, 4/01/23	160,000	163,600
6.62%, 1/15/26	165,000	164,744
		2,218,902

Oil & Gas Services – 0.1%
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 5/01/24(c)	108,000	97,540
Transocean Proteus Ltd., 6.25%, 12/01/24(c)	30,400	31,236
		128,776

Packaging & Containers – 0.1%
Berry Global, Inc., 4.50%, 2/15/26(c)	55,000	53,350
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/26	39,000	39,634
Silgan Holdings, Inc., 4.75%, 3/15/25	95,000	94,050
		187,034

Pharmaceuticals – 0.1%
Bausch Health Cos., Inc., 5.50%, 3/01/23(c)	12,000	12,045
5.88%, 5/15/23(c)	53,000	53,408

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(b)	Value

Pharmaceuticals (Continued)
6.12%, 4/15/25(c)	$80,000	$80,900
9.00%, 12/15/25(c)	35,000	38,763
		185,116

Pipelines – 0.5%
Energy Transfer Operating L.P., (ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23(f)(g)	102,000	97,060
EnLink Midstream Partners L.P., 5.60%, 4/01/44	10,000	9,013
5.05%, 4/01/45	5,000	4,300
5.45%, 6/01/47	70,000	61,775
Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp., 5.62%, 2/15/26(c)	114,000	116,565
NGPL PipeCo LLC, 4.38%, 8/15/22(c)	113,000	115,825
4.88%, 8/15/27(c)	38,000	39,235
NuStar Logistics L.P., 5.62%, 4/28/27	120,000	119,964
SemGroup Corp./Rose Rock Finance Corp., 5.62%, 7/15/22	48,000	47,580
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 5/01/23	113,000	114,412
		725,729

Private Equity – 0.1%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/01/22	115,000	116,150

Real Estate – 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/01/23(c)	75,000	71,509
9.37%, 4/01/27(c)	25,000	25,968
		97,477

Real Estate Investment Trusts – 0.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 5/15/26(c)	110,000	111,512
Equinix, Inc., 5.37%, 1/01/22	76,000	77,900
iStar, Inc., 4.62%, 9/15/20	38,000	38,380

	Par(b)	Value

Real Estate Investment Trusts (Continued)
6.50%, 7/01/21	$52,000	$53,040
5.25%, 9/15/22	38,000	38,285
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/01/27(c)	35,000	36,838
4.50%, 1/15/28	246,000	236,160
Starwood Property Trust, Inc., 3.63%, 2/01/21	29,000	28,855
4.75%, 3/15/25	62,000	62,155
		683,125

Retail – 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	93,000	96,255
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)	51,000	49,072
Group 1 Automotive, Inc., 5.00%, 6/01/22	92,000	93,265
JC Penney Corp., Inc., 5.87%, 7/01/23(c)	167,000	142,785
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/26(c)	115,000	118,594
L Brands, Inc., 6.75%, 7/01/36	69,000	60,030
Party City Holdings, Inc., 6.62%, 8/01/26(c)	25,000	24,782
		584,783

Software – 0.2%
Camelot Finance S.A., 7.87%, 10/15/24(c)	15,000	15,788
First Data Corp., 5.38%, 8/15/23(c)	75,000	76,680
5.00%, 1/15/24(c)	75,000	76,883
MSCI, Inc., 5.25%, 11/15/24(c)	118,000	121,540
SS&C Technologies, Inc., 5.50%, 9/30/27(c)	80,000	82,050
		372,941

Telecommunications – 0.7%
CenturyLink, Inc., 5.80%, 3/15/22	38,000	39,048
CommScope, Inc., 5.50%, 3/01/24(c)	140,000	146,038
6.00%, 3/01/26(c)	50,000	52,938
8.25%, 3/01/27(c)	115,000	124,200

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Telecommunications (Continued)
Frontier Communications Corp., 8.50%, 4/01/26(c)		$122,000	$114,985
8.00%, 4/01/27(c)		135,000	139,556
Sprint Corp., 7.25%, 9/15/21		183,000	191,692
7.87%, 9/15/23		20,000	20,834
7.13%, 6/15/24		110,000	110,241
T-Mobile USA, Inc., 4.00%, 4/15/22		150,000	151,500
4.50%, 2/01/26		55,000	55,229
Windstream Services LLC/Windstream Finance Corp., 10.50%, 6/30/24(c)(d)		46,000	31,970
			1,178,231
Total Corporate Bonds (Cost $13,930,740)			14,240,191
Foreign Government Inflation-Linked Bonds – 0.4%
Sovereign – 0.4%
Argentina Treasury Bond BONCER, 2.25%, 4/28/20	ARS	4,430,000	171,100
Bonos de la Tesoreria de la Republica, 2.00%, 3/01/35	CLP	9,500	419,937
Uruguay Government International Bond, 4.38%, 12/15/28	UYU	1,050,000	58,190
3.70%, 6/26/37		920,000	67,421
			716,648
Total Foreign Government Inflation-Linked Bonds (Cost $768,246)			716,648
Foreign Issuer Bonds – 70.3%
Angola – 0.6%
Angolan Government International Bond, 8.25%, 5/09/28(c)		660,000	690,052
9.37%, 5/08/48(c)		200,000	214,614
			904,666

Argentina – 1.9%
Argentina Treasury Bill,
0.00%, 6/28/19(h)	ARS	11,496,000	294,654
0.00%, 7/19/19(h)		122,700	2,708
0.00%, 7/31/19(h)		47,276,300	1,074,105
0.00%, 9/30/19(h)		16,900,000	464,673
0.00%, 7/31/20(h)		8,048,000	158,574

		Par(b)	Value

Argentina (Continued)
Argentine Bonos del Tesoro, 18.20%, 10/03/21	ARS	$9,000,000	$150,406
15.50%, 10/17/26		3,952,000	67,871
Argentine Republic Government International Bond,
4.62%, 1/11/23		575,000	424,062
(Step to 5.25% on 3/31/29), 3.75%, 12/31/38(i)		715,000	375,561
YPF S.A., (Argentina Deposit Rates Badlar Private Banks 30-35 Days + 4.00%),
48.75%, 7/07/20(c)(j)		24,000	7,052
6.95%, 7/21/27(c)		60,000	51,012
			3,070,678

Australia – 0.1%
FMG Resources (August 2006) Pty. Ltd., 5.13% 5/15/24(c)		40,000	40,500
Mineral Resources Ltd., 8.12% 5/01/27(c)		70,000	71,799
			112,299

Azerbaijan – 0.3%
Republic of Azerbaijan International Bond, 3.50% 9/01/32		200,000	179,474
Southern Gas Corridor CJSC, 6.88% 3/24/26		240,000	271,674
			451,148

Bahrain – 0.8%
Bahrain Government International Bond, 7.00%, 10/12/28(c)		450,000	486,000
6.75%, 9/20/29		400,000	425,400
7.50%, 9/20/47		200,000	214,194
Oil and Gas Holding (The) Co. BSCC, 8.37% 11/07/28(c)		200,000	225,560
			1,351,154

Belarus – 0.1%
Development Bank of the Republic of Belarus JSC, 5/02/24(c)(k)		200,000	201,016

Belgium – 0.1%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50% 3/01/28(c)		200,000	199,652

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Brazil – 7.9%
Banco BTG Pactual S.A., (U.S. Treasury Yield Curve Rate CMT 5Y + 5.26%), 7.75% 2/15/29(c)(g)		$200,000	$203,770
Banco do Brasil S.A., (U.S. Treasury Yield Curve Rate CMT 10Y + 4.40%), 6.25%, 4/15/24(f)(g)		200,000	180,700
(U.S. Treasury Yield Curve Rate CMT 10Y + 6.36%), 9.00%, 6/18/24(f)(g)		200,000	213,000
Brazil Letras do Tesouro Nacional, 0.00% 7/01/21(h)	BRL	4,600,000	1,003,095
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/01/21		1,900,000	504,913
10.00%, 1/01/23		5,575,000	1,500,963
10.00%, 1/01/25		14,070,000	3,804,088
10.00%, 1/01/27		10,700,000	2,893,523
CSN Islands XII Corp., 7.00% 6/23/19(f)		100,000	87,000
CSN Resources S.A., 6.50%, 7/21/20		130,000	131,950
7.62%, 4/17/26(c)		200,000	200,105
GTL Trade Finance, Inc., 7.25% 4/16/44		200,000	227,000
Klabin Austria GmbH, 7.00% 4/03/49(c)		200,000	200,500
Light Servicos de Eletricidade S.A./Light Energia S.A., 7.25% 5/03/23(c)		200,000	203,000
MARB BondCo PLC, 6.87% 1/19/25(c)		200,000	198,600
Petrobras Global Finance B.V., 5.75%, 2/01/29		338,000	338,845
5.63%, 5/20/43		15,000	13,612
6.90%, 3/19/49		285,000	284,644
6.85%, 6/05/15(l)		286,000	279,742
Suzano Austria GmbH, 7.00% 3/16/47(c)		200,000	222,102
			12,691,152

Canada – 0.4%
1011778 B.C. ULC/New Red Finance, Inc., 5.00% 10/15/25(c)		104,000	103,220
Baytex Energy Corp., 5.63% 6/01/24(c)		123,000	116,543
MEG Energy Corp., 7.00%, 3/31/24(c)		119,000	112,864
6.50%, 1/15/25(c)		54,000	54,270

		Par(b)	Value

Canada (Continued)
Open Text Corp., 5.62%, 1/15/23(c)		$45,000	$46,125
5.87%, 6/01/26(c)		24,000	25,140
Parkland Fuel Corp., 6.00% 4/01/26(c)		94,000	95,645
Seven Generations Energy Ltd., 6.87%, 6/30/23(c)		37,000	37,925
5.38%, 9/30/25(c)		41,000	39,770
			631,502

Chile – 0.5%
Bonos de la Tesoreria de la Republica en pesos, 4.50% 3/01/26	CLP	335,000,000	511,844
Latam Finance Ltd., 7.00% 3/01/26(c)		200,000	204,750
			716,594

China – 0.4%
China SCE Group Holdings Ltd., 7.45% 4/17/21		200,000	204,300
New Metro Global Ltd., 6.50% 4/23/21		200,000	201,595
Sunac China Holdings Ltd., 7.87% 2/15/22		200,000	204,822
			610,717

Colombia – 3.1%
Colombia Government International Bond, 4.50%, 3/15/29		450,000	474,304
5.00%, 6/15/45		440,000	460,464
Colombian TES, 7.00%, 5/04/22	COP	1,872,900,000	606,982
10.00%, 7/24/24		2,290,000,000	836,830
7.50%, 8/26/26		2,433,000,000	804,018
6.00%, 4/28/28		1,697,000,000	505,351
7.75%, 9/18/30		2,387,100,000	792,414
Ecopetrol S.A., 5.87% 5/28/45		315,000	324,860
Millicom International Cellular S.A., 6.25% 3/25/29(c)		200,000	207,000
			5,012,223

Costa Rica – 0.6%
Autopistas del Sol S.A., 7.37% 12/30/30(c)		189,910	189,295
Costa Rica Government International Bond, 4.38%, 4/30/25		400,000	372,500
7.16%, 3/12/45		400,000	390,500
			952,295

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Denmark – 0.1%
Danske Bank A/S, 5.00% 1/12/22(c)		$200,000	$205,665

Dominican Republic – 0.7%
Dominican Republic International Bond, 5.95%, 1/25/27(c)		615,000	648,056
6.00%, 7/19/28(c)		300,000	316,125
6.85%, 1/27/45		205,000	220,375
			1,184,556

Ecuador – 0.6%
Ecuador Government International Bond, 7.95%, 6/20/24		420,000	427,350
7.88%, 1/23/28(c)		540,000	522,450
			949,800

Egypt – 2.2%
Egypt Government International Bond, 6.59%, 2/21/28(c)		870,000	839,794
7.60%, 3/01/29(c)		600,000	604,620
Egypt Treasury Bill, 0.00%, 5/07/19(h)	EGP	11,650,000	678,342
0.00%, 5/14/19(h)		8,500,000	494,519
0.00%, 6/04/19(h)		500,000	28,853
0.00%, 6/25/19(h)		450,000	25,781
0.00%, 7/16/19(h)		15,600,000	884,865
			3,556,774

El Salvador – 0.4%
El Salvador Government International Bond, 5.88%, 1/30/25		410,000	399,237
6.37%, 1/18/27		225,000	220,219
7.65%, 6/15/35		50,000	51,750
			671,206

Finland – 0.1%
Nokia OYJ, 4.38% 6/12/27		79,000	79,198

Ghana – 1.0%
Ghana Government International Bond, 7.63%, 5/16/29		200,000	197,120
8.12%, 3/26/32(c)		400,000	396,400
8.95%, 3/26/51(c)		400,000	395,600
Ghana Treasury Note, 19.75% 3/08/21	GHS	220,000	43,716
Republic of Ghana
Government Bonds,
17.50%, 8/17/20		220,000	42,678
24.50%, 6/21/21		580,000	124,178

		Par(b)	Value

Ghana (Continued)
24.75%, 7/19/21	GHS	$678,000	$144,495
18.25%, 7/25/22		1,530,000	294,579
			1,638,766

Hungary – 0.1%
Hungary Government Bond, 2.50% 10/24/24	HUF	36,000,000	126,486

India – 1.7%
Azure Power Energy Ltd., 5.50% 11/03/22(c)		200,000	198,014
India Government Bond, 8.15%, 6/11/22	INR	97,000,000	1,438,002
8.24%, 2/15/27		53,000,000	791,742
Vedanta Resources Finance II PLC, 9.25% 4/23/26(c)		200,000	200,978
Vedanta Resources Ltd., 6.12% 8/09/24		200,000	180,724
			2,809,460

Indonesia – 5.4%
Indika Energy Capital III
Pte Ltd., 5.88% 11/09/24		200,000	189,153
Indonesia Asahan
Aluminium Persero PT, 6.53%, 11/15/28(c)		430,000	488,292
6.76%, 11/15/48(c)		650,000	744,361
Indonesia Treasury Bond, 7.00%, 5/15/22	IDR	5,400,000,000	379,137
8.37%, 3/15/24		25,590,000,000	1,876,665
8.37%, 9/15/26		11,000,000,000	810,398
7.00%, 5/15/27		17,400,000,000	1,166,850
9.00%, 3/15/29		2,707,000,000	204,719
8.25%, 5/15/29		12,500,000,000	905,702
7.50%, 8/15/32		8,350,000,000	551,652
Minejesa Capital B.V., 5.63% 8/10/37(c)		400,000	395,799
Perusahaan Penerbit SBSN Indonesia III, 4.15% 3/29/27		930,000	945,112
			8,657,840

Iraq – 0.3%
Iraq International Bond, 5.80% 1/15/28		500,000	486,691

Ireland – 0.6%
C&W Senior Financing DAC, 7.50%, 10/15/26(c)		500,000	518,750

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Ireland (Continued)
6.87%, 9/15/27(c)		$200,000	$200,198
James Hardie International Finance DAC, 4.75% 1/15/25(c)		240,000	238,200
			957,148

Israel – 0.1%
Teva Pharmaceutical Finance Netherlands III B.V., 2.80%, 7/21/23		175,000	159,188
4.10%, 10/01/46		32,000	22,712
			181,900

Italy – 0.0%(a)
Telecom Italia Capital S.A., 7.20% 7/18/36		39,000	39,956

Ivory Coast – 0.3%
Ivory Coast Government International Bond, 6.13% 6/15/33(c)		600,000	549,508

Kazakhstan – 0.9%
Kazakhstan Temir Zholy National Co. JSC, 4.85% 11/17/27(c)		200,000	207,423
KazMunayGas National Co. JSC, 5.37%, 4/24/30(c)		770,000	819,169
5.75%, 4/19/47(c)		425,000	444,694
			1,471,286

Lebanon – 0.7%
Lebanon Government International Bond, 6.10%, 10/04/22		480,000	424,200
6.00%, 1/27/23		328,000	284,879
6.65%, 4/22/24		514,000	442,040
			1,151,119

Malaysia – 1.3%
Malaysia Government Bond, 3.48%, 3/15/23	MYR	1,655,000	398,173
3.80%, 8/17/23		1,240,000	301,570
4.18%, 7/15/24		1,900,000	469,306
3.91%, 7/15/26		2,085,000	508,493
3.90%, 11/16/27		935,000	226,825
4.89%, 6/08/38		742,000	191,817
			2,096,184

		Par(b)	Value

Mexico – 10.7%
Banco Mercantil del Norte S.A., (U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.87% 7/06/22(c)(f)(g)		$200,000	$205,800
Cometa Energia S.A. de C.V., 6.38% 4/24/35(c)		195,000	195,000
Mexican Bonos, 6.50%, 6/10/21	MXN	6,000,000	307,657
7.25%, 12/09/21		59,560,000	3,088,785
6.50%, 6/09/22		53,730,000	2,722,501
8.00%, 12/07/23		36,958,000	1,954,211
10.00%, 12/05/24		34,820,000	2,008,357
5.75%, 3/05/26		8,430,000	391,486
7.50%, 6/03/27		14,390,000	732,702
8.50%, 5/31/29		4,600,000	248,604
7.75%, 5/29/31		7,860,000	399,075
7.75%, 11/13/42		8,170,000	399,115
Mexico Cetes, 0.00%, 7/18/19(h)		135,280,000	701,213
0.00%, 9/12/19(h)		129,530,000	663,107
0.00%, 11/07/19(h)		131,610,000	665,515
0.00%, 2/27/20(h)		87,294,000	430,904
Mexico Government International Bond, 4.00%, 10/02/23		150,000	154,125
4.15%, 3/28/27		500,000	507,650
Petroleos Mexicanos, 5.35%, 2/12/28		660,000	619,740
6.50%, 1/23/29		625,000	623,906
6.62%, 6/15/35		215,000	206,851
			17,226,304

Mongolia – 0.3%
Development Bank of
Mongolia LLC, 7.25% 10/23/23(c)		200,000	203,651
Mongolia Government
International Bond, 5.13% 12/05/22		200,000	196,269
			399,920

Netherlands – 0.3%
Ziggo B.V., 5.50% 1/15/27(c)		525,000	523,687

Nigeria – 1.3%
Nigeria Government International Bond, 7.14%, 2/23/30(c)		410,000	408,016
7.70%, 2/23/38(c)		600,000	591,660
9.25%, 1/21/49(c)		200,000	217,736
Nigeria OMO Bill, 0.00% 2/20/20(h)	NGN	68,900,000	171,602

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Nigeria (Continued)
Nigeria Treasury Bill, 0.00%, 1/16/20(h)	NGN	$14,700,000	$37,259
0.00%, 1/30/20(h)		90,000,000	227,021
0.00%, 2/27/20(h)		134,500,000	333,519
0.00%, 4/16/20(h)		60,000,000	146,204
			2,133,017

Oman – 0.7%
Oman Government International Bond, 5.63% 1/17/28(c)		870,000	831,245
Oman Sovereign Sukuk SAOC, 5.93% 10/31/25(c)		300,000	304,500
			1,135,745

Pakistan – 0.1%
Pakistan Government
International Bond, 6.88% 12/05/27		200,000	199,202

Panama – 0.4%
Aeropuerto Internacional de Tocumen S.A., 6.00% 11/18/48(c)		200,000	225,000
Global Bank Corp., 4.50%, 10/20/21		200,000	203,000
(ICE LIBOR USD 3M + 3.30%), 5.25%, 4/16/29(c)(g)		250,000	254,062
			682,062

Paraguay – 0.1%
Paraguay Government
International Bond, 5.40% 3/30/50(c)		200,000	208,600

Peru – 1.8%
Inkia Energy Ltd., 5.87% 11/09/27(c)		200,000	200,452
Peru Government Bond, 6.15% 8/12/32(c)	PEN	1,500,000	478,500
Peru LNG Srl, 5.38% 3/22/30(c)		200,000	211,600
Peruvian Government International Bond, 6.35%, 8/12/28(c)	PEN	1,100,000	361,771
6.95%, 8/12/31		1,525,000	521,358
Petroleos del Peru S.A., 4.75%, 6/19/32		200,000	203,500
5.63%, 6/19/47(c)		200,000	211,200
Telefonica del Peru S.A.A., 7.37% 4/10/27(c)	PEN	2,200,000	665,303
			2,853,684

		Par(b)	Value

Philippines – 0.1%
Philippine Government Bond, 3.88%, 11/22/19	PHP	$3,200,000	$60,663
5.50%, 3/08/23		4,120,000	78,061
			138,724

Poland – 0.9%
Republic of Poland Government Bond, 2.25%, 4/25/22	PLN	2,250,000	595,206
2.50%, 7/25/27		3,474,000	886,722
			1,481,928

Qatar – 1.5%
Qatar Government International Bond, 4.00%, 3/14/29(c)		1,591,000	1,656,383
5.10%, 4/23/48(c)		695,000	775,794
			2,432,177

Romania – 0.5%
Romania Government Bond, 4.25% 6/28/23	RON	3,390,000	801,229

Russia – 3.5%
Russian Federal Bond - OFZ, 7.50%, 8/18/21	RUB	26,600,000	411,320
7.00%, 8/16/23		26,100,000	393,931
6.50%, 2/28/24		36,000,000	530,115
7.10%, 10/16/24		34,500,000	518,229
7.75%, 9/16/26		25,600,000	393,576
7.05%, 1/19/28		32,000,000	468,461
6.90%, 5/23/29		50,100,000	717,965
8.50%, 9/17/31		22,500,000	358,975
Russian Foreign Bond - Eurobond, 4.25%, 6/23/27		400,000	403,282
4.37%, 3/21/29(c)		800,000	808,546
5.10%, 3/28/35(c)		600,000	624,352
			5,628,752

Saudi Arabia – 1.3%
Saudi Arabian Oil Co., 3.50%, 4/16/29(c)		200,000	196,582
4.38%, 4/16/49(c)		200,000	194,312
Saudi Government International Bond, 4.50% 10/26/46		1,785,000	1,767,248
			2,158,142

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Senegal – 0.5%
Senegal Government International Bond, 6.25%, 5/23/33		$650,000	$627,885
6.75%, 3/13/48		200,000	184,904
			812,789

South Africa – 3.3%
Eskom Holdings SOC Ltd., 6.75%, 8/06/23		400,000	402,378
7.12%, 2/11/25		200,000	202,863
Petra Diamonds US Treasury PLC, 7.25% 5/01/22		200,000	194,500
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	13,594,261	878,834
8.25%, 3/31/32		3,900,000	250,781
8.50%, 1/31/37		14,830,000	935,149
8.75%, 1/31/44		15,953,898	1,007,884
8.75%, 2/28/48		7,500,000	475,063
Republic of South Africa Government International Bond, 4.67%, 1/17/24		200,000	202,002
4.30%, 10/12/28		400,000	372,996
SASOL Financing USA LLC, 6.50% 9/27/28		420,000	460,567
			5,383,017

South Korea – 2.7%
Korea Monetary Stabilization Bond, 1.85%, 10/02/19	KRW	496,000,000	424,800
2.05%, 10/05/20		1,825,000,000	1,569,109
Korea Treasury Bond, 1.25%, 12/10/19		987,000,000	842,411
2.00%, 3/10/20		1,827,000,000	1,567,476
			4,403,796

Sri Lanka – 0.8%
Sri Lanka Government International Bond, 6.25%, 7/27/21		200,000	201,168
5.75%, 4/18/23(c)		425,000	416,821
6.75%, 4/18/28		200,000	193,534
7.85%, 3/14/29(c)		400,000	411,320
			1,222,843

Thailand – 2.1%
Bank of Thailand Bond, 1.77%, 3/27/20	THB	55,556,000	1,739,600
1.95%, 11/26/20		14,600,000	457,941

		Par(b)	Value

Thailand (Continued)
Thailand Government Bond, 3.87%, 6/13/19	THB	$1,374,000	$43,142
2.13%, 12/17/26		39,200,000	1,209,197
			3,449,880

Turkey – 2.0%
Turkcell Iletisim Hizmetleri A.S., 5.80% 4/11/28(c)		200,000	174,024
Turkey Government Bond, 8.50%, 7/10/19	TRY	2,330,000	380,335
9.20%, 9/22/21		472,694	60,840
11.00%, 2/24/27		8,715,000	977,113
10.50%, 8/11/27		300,000	32,680
Turkey Government International Bond, 5.75%, 3/22/24		470,000	439,732
6.00%, 3/25/27		815,000	733,582
7.62%, 4/26/29		250,000	243,250
Turkiye Vakiflar Bankasi TAO, (USD Swap 5Y + 5.44%), 6.88% 2/03/25(g)		200,000	178,252
			3,219,808

Ukraine – 0.7%
Ukraine Government International Bond, 7.75%, 9/01/22		610,000	601,706
7.75%, 9/01/23		555,000	537,018
			1,138,724

United Arab Emirates – 0.3%
DP World PLC, 5.63% 9/25/48(c)		210,000	221,550
Shelf Drilling Holdings Ltd., 8.25% 2/15/25(c)		184,000	180,320
			401,870

United Kingdom – 0.3%
Ardonagh Midco 3 PLC, 8.63% 7/15/23(c)		226,000	190,405
Virgin Media Secured Finance PLC, 5.50% 1/15/25(c)		230,000	234,313
			424,718

Uruguay – 0.3%
Uruguay Government
International Bond,
4.38%, 1/23/31		75,000	78,076
4.97%, 4/20/55		435,000	448,050
			526,126

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(b)	Value

Zambia – 0.5%
First Quantum Minerals Ltd., 7.00%, 2/15/21(c)		$48,000	$48,870
7.25%, 4/01/23(c)		430,000	425,915
Zambia Government International Bond, 8.50% 4/14/24		400,000	280,106
			754,891

Total Foreign Issuer Bonds (Cost $112,580,588)			113,460,274
Term Loans(j) – 0.1%
Food – 0.0%(a)
Albertson’s LLC, 2017-1 Term B-5 Loan,(ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 5.61%, 12/21/22		37,808	37,838

Internet – 0.1%
Uber Technologies, Inc., Term Loan,(ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 6.48%, 4/04/25		73,793	74,054

Retail – 0.0%(a)
JC Penney Corp., Inc., Loan,(ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 6.88%, 6/23/23		8,881	7,896
Total Term Loans (Cost $117,924)			119,788

U.S. Government Agencies – 6.6%
Federal Home Loan Banks – 6.6%
FHLB Discount Notes, 0.00%, 5/01/19(h)	USD	10,655,000	10,655,000
Total U.S. Government Agencies (Cost $10,655,000)			10,655,000
U.S. Government Obligations – 1.8%
U.S. Treasury Notes – 1.8%
2.00%, 1/31/20		1,200,000	1,196,157
2.75%, 11/30/20		1,180,000	1,187,882
2.25%, 4/15/22		500,000	500,078
			2,884,117
Total U.S. Government Obligations (Cost $2,880,292)			2,884,117

(a)	Amount rounds to less than 0.05%.

		Number of Shares	Value
Short-Term Investments – 8.9%
Money Market Fund – 4.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(m)		6,507,279	$6,507,279

U.S. Treasury Bills – 4.9%
U.S. Treasury Bill, 2.39%, 9/12/19(n)		2,900,000	2,874,335
U.S. Treasury Bill, 2.41%, 5/30/19(n)		1,790,000	1,786,547
U.S. Treasury Bill, 2.38%, 11/07/19(n)		1,500,000	1,481,277
U.S. Treasury Bill, 2.40%, 10/24/19(n)		1,700,000	1,680,386
			7,822,545
Total Short-Term Investments (Cost $14,329,716)			14,329,824

Number of Contracts		Notional Amount

Purchased Options – 0.0%(a)
Put Options – 0.0%(a)
South African Rand vs. U.S. Dollar, Strike Price $14.01, Expires 5/20/19	1	605,000	2,434
Total Purchased Options (Cost $9,093)			2,434
Total Investments – 98.3% (Cost $157,504,889)			158,674,592
Other Assets less Liabilities – 1.7%			2,694,579
NET ASSETS – 100.0%			$161,369,171

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

(b)	Par value is in USD unless otherwise indicated.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(d)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(e)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

(f)	Perpetual bond. Maturity date represents next call date.

(g)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)	Zero coupon bond.

(i)	Step coupon bond. Rate as of April 30, 2019 is disclosed.

(j)	Variable rate security. Rate as of April 30, 2019 is disclosed.

(k)	When-Issued Security. Coupon rate was not in effect at April 30, 2019.

(l)	Century bond maturing in 2115.

(m)	7-day current yield as of April 30, 2019 is disclosed.

(n)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:
1M	1 Month
3M	3 Month
5Y	5 Year
10Y	10 Year
CMT	Constant Maturity
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	United States Dollar

Concentration by Currency (%)
U.S. Dollar	57.1
Mexican Peso	9.1
Brazilian Real	6.0
All other currencies less than 5%	27.8
Total	100.0

Composition by Type (%)
Sovereign	69.4
Non-Government	28.9
Others	1.7
Total	100.0

Forward Foreign Currency Contracts outstanding at April 30, 2019:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
07/31/19	U.S. Dollars	1,420,986	South Korean Won	1,579,000,000	HSBC	$ 60,373
07/16/19	U.S. Dollars	1,823,299	South Korean Won	2,073,000,000	HSBC	38,121
05/28/19	U.S. Dollars	2,277,397	Euro	1,992,000	Citibank	37,573
05/16/19	U.S. Dollars	2,757,568	Euro	2,433,284	Deutsche Bank	24,490
07/16/19	U.S. Dollars	2,771,777	Euro	2,433,283	Deutsche Bank	23,816
10/16/19	U.S. Dollars	2,793,119	Euro	2,433,433	Deutsche Bank	23,745

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/28/19	U.S. Dollars	2,176,611	Japanese Yen	239,233,000	Citibank	$ 23,741
06/03/19	U.S. Dollars	418,929	South Korean Won	466,000,000	HSBC	18,273
05/02/19	U.S. Dollars	291,336	Turkish Lira	1,635,085	BNP	17,310
05/28/19	U.S. Dollars	470,630	South Korean Won	528,000,000	HSBC	16,856
09/23/19	U.S. Dollars	1,095,860	Euro	950,000	Citibank	16,752
08/22/19	U.S. Dollars	436,767	South Korean Won	488,000,000	HSBC	15,888
05/31/19	Mexican Pesos	2,800,000	U.S. Dollars	132,940	Citibank	13,995
05/17/19	Japanese Yen	354,350,000	U.S. Dollars	3,171,868	JPMorgan Chase	13,885
09/27/19	U.S. Dollars	1,202,095	Euro	1,046,000	Citibank	13,549
05/21/19	U.S. Dollars	813,639	Euro	712,500	Bank of America	12,998
09/23/19	U.S. Dollars	821,669	Euro	712,500	Bank of America	12,338
05/16/19	U.S. Dollars	646,344	Australian Dollars	900,000	Deutsche Bank	11,625
07/16/19	U.S. Dollars	647,109	Australian Dollars	900,000	Deutsche Bank	11,450
10/16/19	U.S. Dollars	648,288	Australian Dollars	900,000	Deutsche Bank	11,084
06/26/19	Mexican Pesos	3,200,000	U.S. Dollars	156,235	Citibank	10,982
07/23/19	U.S. Dollars	420,000	Colombian Pesos	1,335,810,000	Bank of America	8,603
06/11/19	U.S. Dollars	300,000	Colombian Pesos	945,033,000	Barclays	8,358
05/21/19	U.S. Dollars	459,460	Australian Dollars	642,000	Bank of America	6,635
05/13/19	U.S. Dollars	413,273	Malaysian Ringgit	1,686,780	Goldman Sachs	5,574
05/28/19	Japanese Yen	120,000,000	U.S. Dollars	1,074,980	Citibank	4,906
05/28/19	U.S. Dollars	243,852	Australian Dollars	340,000	Citibank	3,994
09/27/19	U.S. Dollars	420,593	Australian Dollars	590,000	Citibank	3,080
05/06/19	Philippine Pesos	20,461,350	U.S. Dollars	390,000	Bank of America	2,982
06/11/19	U.S. Dollars	151,142	Hungarian Forints	43,000,000	Bank of America	1,790
09/23/19	U.S. Dollars	242,226	Australian Dollars	340,000	Citibank	1,651
05/15/19	Russian Rubles	4,570,319	U.S. Dollars	69,168	BNP	1,421
07/22/19	U.S. Dollars	1,447,835	Indian Rupees	102,000,000	HSBC	1,137
05/06/19	Philippine Pesos	7,331,800	U.S. Dollars	140,000	Barclays	815
05/13/19	Polish Zloty	4,299,778	U.S. Dollars	1,125,000	BNP	620
05/06/19	U.S. Dollars	145,397	South African Rand	2,077,000	Bank of America	310
	Czech Republic
06/18/19	Koruna	6,853,500	U.S. Dollars	300,000	BNP	296
08/05/19	U.S. Dollars	125,000	South African Rand	1,806,563	BNP	223
06/20/19	U.S. Dollars	17,005	Indian Rupees	1,185,000	JPMorgan Chase	112
05/06/19	Polish Zloty	794,768	U.S. Dollars	208,000	BNP	14

Total Unrealized Appreciation						$481,365

07/11/19	U.S. Dollars	43,885	Indian Rupees	3,092,378	HSBC	$ (53)
07/15/19	U.S. Dollars	29,182	Indian Rupees	2,061,000	Citibank	(82)
06/19/19	U.S. Dollars	19,578	Indian Rupees	1,379,000	JPMorgan Chase	(83)
06/14/19	U.S. Dollars	13,784	Indian Rupees	977,223	HSBC	(160)
06/17/19	U.S. Dollars	27,557	Indian Rupees	1,949,000	HSBC	(239)
06/18/19	U.S. Dollars	22,191	Indian Rupees	1,573,000	Citibank	(240)
10/31/19	U.S. Dollars	658,403	Australian Dollars	930,000	Citibank	(299)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/28/19	Thai Baht	35,058,100	U.S. Dollars	1,100,000	Bank of America	$(370)
05/20/19	U.S. Dollars	18,043	Indian Rupees	1,297,000	HSBC	(539)
07/22/19	U.S. Dollars	17,032	Indian Rupees	1,241,000	HSBC	(569)
05/22/19	U.S. Dollars	19,066	Indian Rupees	1,375,000	JPMorgan Chase	(626)
06/11/19	U.S. Dollars	27,167	Indian Rupees	1,947,523	HSBC	(634)
07/03/19	U.S. Dollars	376,000	Chilean Pesos	255,210,000	Goldman Sachs	(666)
07/23/19	U.S. Dollars	160,000	Colombian Pesos	522,080,000	Barclays	(788)
06/28/19	Thai Baht	10,802,718	U.S. Dollars	340,000	Citibank	(1,163)
07/25/19	U.S. Dollars	435,828	Japanese Yen	48,350,000	Citibank	(1,292)
05/28/19	U.S. Dollars	76,261	Indian Rupees	5,479,000	Standard Chartered Bank	(2,122)
06/18/19	Czech Republic Koruna	5,767,633	U.S. Dollars	255,000	Citibank	(2,283)
06/11/19	Colombian Pesos	267,986,300	U.S. Dollars	85,000	Citibank	(2,298)
10/31/19	U.S. Dollars	1,003,329	Australian Dollars	1,420,000	Bank of America	(2,431)
06/03/19	U.S. Dollars	91,530	Indian Rupees	6,581,000	Standard Chartered Bank	(2,528)
05/31/19	U.S. Dollars	143,795	Mexican Pesos	2,800,000	Citibank	(3,140)
06/26/19	U.S. Dollars	163,347	Mexican Pesos	3,200,000	Citibank	(3,870)
06/06/19	U.S. Dollars	160,161	Indian Rupees	11,511,400	JPMorgan Chase	(4,289)
06/06/19	U.S. Dollars	190,672	Indian Rupees	13,689,900	Standard Chartered Bank	(4,900)
06/11/19	Colombian Pesos	677,046,700	U.S. Dollars	214,494	Bank of America	(5,554)
05/13/19	Polish Zloty	2,976,630	U.S. Dollars	785,000	Bank of America	(5,761)
05/02/19	Turkish Lira	384,824	U.S. Dollars	70,500	Bank of America	(6,007)
06/18/19	Czech Republic Koruna	18,734,445	U.S. Dollars	827,000	Bank of America	(6,124)
07/03/19	Chilean Pesos	374,901,000	U.S. Dollars	560,000	Barclays	(6,681)
05/13/19	Malaysian Ringgit	1,686,781	U.S. Dollars	415,000	Barclays	(7,301)
07/31/19	U.S. Dollars	1,903,685	Japanese Yen	211,290,000	Bank of America	(7,448)
05/06/19	South African Rand	2,077,000	U.S. Dollars	155,000	BNP	(9,912)
05/06/19	U.S. Dollars	523,864	Philippine Pesos	27,793,150	Bank of America	(9,934)
07/31/19	U.S. Dollars	3,274,374	Japanese Yen	363,467,000	Citibank	(13,210)
05/17/19	U.S. Dollars	3,171,508	Japanese Yen	354,350,000	JPMorgan Chase	(14,245)
10/29/19	U.S. Dollars	2,260,804	Euro	1,997,000	Citibank	(14,323)
06/17/19	U.S. Dollars	3,179,125	Japanese Yen	354,350,000	JPMorgan Chase	(14,794)
06/11/19	Hungarian Forints	119,478,940	U.S. Dollars	430,000	Goldman Sachs	(15,012)
05/02/19	Turkish Lira	1,250,260	U.S. Dollars	225,000	BNP	(15,467)
10/31/19	U.S. Dollars	2,200,401	Euro	1,946,000	Bank of America	(16,998)
06/11/19	Hungarian Forints	311,257,861	U.S. Dollars	1,100,000	BNP	(18,904)
05/15/19	U.S. Dollars	406,000	Russian Rubles	27,524,717	Bank of America	(19,122)

Total Unrealized Depreciation						$(242,461)

Net Unrealized Appreciation						$238,904

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Interest Rate Swap Contracts outstanding at April 30, 2019:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.01% (Semi-Annually)	3-Month LIBOR (Quarterly)	12/6/2028	USD	1,350,000	$(72,946)	$—	$(72,946)
2.72% (Semi-Annually)	3-Month LIBOR (Quarterly)	1/16/2029	USD	1,740,000	(47,805)	—	(47,805)
2.73% (Semi-Annually)	3-Month LIBOR (Quarterly)	2/7/2029	USD	490,000	(10,396)	—	(10,396)
2.68% (Semi-Annually)	3-Month LIBOR (Quarterly)	2/27/2029	USD	630,000	(10,885)	—	(10,885)
2.50% (Semi-Annually)	3-Month LIBOR (Quarterly)	4/26/2029	USD	3,310,000	(3,993)	—	(3,993)
3.08% (Semi-Annually)	3-Month LIBOR (Quarterly)	12/6/2048	USD	600,000	(53,440)	—	(53,440)
2.85% (Semi-Annually)	3-Month LIBOR (Quarterly)	1/16/2049	USD	750,000	(28,914)	—	(28,914)
2.85% (Semi-Annually)	3-Month LIBOR (Quarterly)	2/7/2049	USD	210,000	(6,634)	—	(6,634)
2.84% (Semi-Annually)	3-Month LIBOR (Quarterly)	2/27/2049	USD	270,000	(7,766)	—	(7,766)
2.71% (Semi-Annually)	3-Month LIBOR (Quarterly)	4/26/2049	USD	1,410,000	(1,808)	—	(1,808)

Total				10,760,000	$(244,587)	$—	$(244,587)

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2019:

Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index Series 32 (Pay Quarterly)	3.26%	5.00%	6/20/2024	Morgan Stanley	USD	2,475,000	$202,552	$187,778	$14,774
Total						2,475,000	$202,552	$187,778	$14,774

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:

Investments in Securities:
Common Stocks	$75,804	$—	$—	$75,804
Convertible Preferred Stocks	—	245,427	—	245,427
Convertible Bonds	—	1,945,085	—	1,945,085
Corporate Bonds	—	14,240,191	—	14,240,191
Foreign Government Inflation-Linked Bonds	—	716,648	—	716,648
Foreign Issuer Bonds	—	113,460,274	—	113,460,274
Term Loans	—	119,788	—	119,788
U.S. Government Agencies	—	10,655,000	—	10,655,000
U.S. Government Obligations	—	2,884,117	—	2,884,117
Short-Term Investments	6,507,279	7,822,545	—	14,329,824
Purchased Options	—	2,434	—	2,434
Total Investments	$6,583,083	$152,091,509	$—	$158,674,592

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments

Assets:
Forward foreign currency exchange contracts	$—	$481,365	$—	$481,365
Swap agreements at value	—	202,552	—	202,552
Total Assets - Derivative Financial Instruments	$—	$683,917	$—	$683,917

Liabilities:
Forward foreign currency exchange contracts	$—	$(242,461)	$—	$(242,461)
Swap agreements at value	—	(244,587)	—	(244,587)
Total Liabilities - Derivative Financial Instruments	$—	$(487,048)	$—	$(487,048)
Total Net Derivative Financial Instruments	$—	$196,869	$—	$196,869

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Unconstrained Allocation Fund

	Number of Shares	Value
Common Stocks – 19.3%
Advertising – 0.8%
Omnicom Group, Inc.	5,697	$455,931

Apparel – 0.7%
Tapestry, Inc.	13,326	430,030

Beverages – 1.0%
Anheuser-Busch InBev S.A./N.V. (Belgium)	6,120	544,112

Commercial Services – 3.2%
Atlantia S.p.A. (Italy)	12,381	338,010
Bureau Veritas S.A. (France)	8,762	222,105
H&R Block, Inc.	21,355	581,070
Nielsen Holdings PLC	25,297	645,832
		1,787,017

Computers – 0.4%
Cognizant Technology Solutions Corp., Class A	2,905	211,949

Entertainment – 1.2%
International Game Technology PLC	46,548	680,997

Environmental Control – 1.2%
Stericycle, Inc.*	11,345	662,435

Gas – 0.6%
National Grid PLC (United Kingdom)	29,927	327,878

Healthcare - Products – 1.2%
EssilorLuxottica S.A. (France)	2,904	353,819
Medtronic PLC	3,830	340,142
		693,961

Healthcare - Services – 1.5%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	3,847	324,239
MEDNAX, Inc.*	19,765	552,827
		877,066

Internet – 0.2%
Alphabet, Inc., Class C*	86	102,209

Pharmaceuticals – 2.2%
CVS Health Corp.	10,226	556,090
McKesson Corp.	5,662	675,193
		1,231,283

	Number of Shares	Value

Retail – 0.4%
Industria de Diseno Textil S.A. (Spain)	7,190	$217,703

Semiconductors – 1.4%
IPG Photonics Corp.*	2,592	452,900
QUALCOMM, Inc.	3,839	330,653
		783,553

Software – 1.2%
Microsoft Corp.	904	118,062
Oracle Corp.	10,135	560,770
		678,832

Telecommunications – 1.2%
SES S.A. (France)	39,737	676,112

Transportation – 0.3%
Norfolk Southern Corp.	831	169,541

Water – 0.6%
United Utilities Group PLC (United Kingdom)	29,989	325,322
Total Common Stocks (Cost $10,379,286)		10,855,931
Investment Companies – 55.3%
iShares Core DAX UCITS ETF DE (Germany)*	9,485	1,128,732
iShares MSCI Europe Financials ETF	178,885	3,500,779
iShares MSCI South Korea ETF	28,457	1,749,536
iShares MSCI United Kingdom ETF	65,972	2,227,215
iShares STOXX Europe 600 Health Care UCITS ETF DE (Germany)	20,331	1,772,041
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	92,446	2,287,345
JPMorgan BetaBuilders Japan ETF	192,952	4,443,684
Schwab Fundamental Emerging Markets Large Company Index ETF	140,378	3,990,946
Schwab U.S. TIPS ETF	49,619	2,736,488
VanEck Vectors Russia ETF	131,966	2,842,548
Vanguard Consumer Staples ETF	15,311	2,279,655
Vanguard Health Care ETF	6,429	1,078,979
Vanguard Long-Term Treasury ETF	14,800	1,126,132
Total Investment Companies (Cost $30,620,035)		31,164,080

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

	Number of Shares	Value
Short-Term Investments – 3.3%
Money Market Fund – 3.3%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(a)	1,857,733	$1,857,733
Total Short-Term Investments (Cost $1,857,733)		1,857,733
Total Investments – 77.9% (Cost $42,857,054)		43,877,744
Other Assets less Liabilities – 22.1%		12,416,977
NET ASSETS – 100.0%		$56,294,721

All securities are United States companies, unless noted otherwise in parentheses.

(a)	7-day current yield as of April 30, 2019 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

PLC	Public Limited Company

TIPS	Treasury Inflation Protected Securities

UCITS	Undertakings for Collective Investment in Transferable Securities

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Unconstrained Allocation Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Investments in Securities:
Common Stocks	$7,526,631	$3,329,300	$—	$10,855,931
Investment Companies	31,164,080	—	—	31,164,080
Short-Term Investments	1,857,733	—	—	1,857,733
Total Investments	$40,548,444	$3,329,300	$—	$43,877,744

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments

Morningstar Alternatives Fund

	Number of Shares	Value
Long Positions – 101.7%
Common Stocks – 19.1%
Aerospace/Defense – 1.5%
L3 Technologies, Inc.(a)	7,821	$1,709,514

Auto Parts & Equipment – 0.6%
WABCO Holdings, Inc.(a)*	4,940	654,254

Banks – 0.8%
SunTrust Banks, Inc.(a)	9,416	616,560
TCF Financial Corp.(a)	11,924	263,878
		880,438

Biotechnology – 1.0%
Aratana Therapeutics, Inc.*	23,691	111,348
Celgene Corp.*	5,843	553,098
Nightstar Therapeutics PLC ADR(a)*	7,961	203,483
Pacific Biosciences of California, Inc.(a)*	36,273	268,058
		1,135,987

Chemicals – 1.1%
Versum Materials, Inc.(a)(b)	24,213	1,263,434

Commercial Services – 0.8%
Rent-A-Center, Inc.(a)*	11,861	295,695
Worldpay, Inc., Class A*	4,716	552,762
		848,457

Computers – 0.3%
Electronics For
Imaging, Inc.*	2,572	95,653
KeyW Holding (The) Corp.*	21,110	239,387
		335,040

Diversified Financial Services – 0.4%
Gluskin Sheff + Associates, Inc.	4,198	45,154
Solium Capital, Inc.*	25,512	364,294
		409,448

Entertainment – 0.1%
Parques Reunidos Servicios Centrales S.A.U.(c)	5,157	80,399

Environmental Control – 0.7%
Advanced Disposal Services, Inc.*	25,832	835,407

Food – 0.1%
Smart & Final Stores, Inc.*	17,400	113,622
Wessanen	4,367	56,621
		170,243

	Number of Shares	Value

Insurance – 1.1%
Navigators Group (The), Inc.	16,594	$1,160,584
TOWER Ltd.*	153,932	80,193
		1,240,777

Internet – 0.5%
Attunity Ltd.*	15,977	374,661
Liberty Expedia Holdings, Inc., Class A*	3,493	162,145
		536,806

Media – 1.9%
Fox Corp., Class A*	5,272	205,568
Tribune Media Co., Class A(a)	41,622	1,922,936
		2,128,504

Metal Fabricate/Hardware – 0.4%
Global Brass & Copper Holdings, Inc.	10,146	440,235

Oil & Gas – 1.0%
Anadarko Petroleum Corp.(b)	11,062	805,867
Chevron Corp.	904	108,534
Occidental Petroleum Corp.	2,616	154,030
		1,068,431

Packaging & Containers – 0.7%
Multi-Color Corp.(a)	3,064	152,894
RPC Group PLC	65,833	678,532
		831,426

Pharmaceuticals – 0.4%
BTG PLC*	43,257	471,282

Real Estate – 0.2%
HFF, Inc., Class A(a)	5,344	254,321

Real Estate Investment Trusts – 1.0%
InfraREIT, Inc.(a)	28,815	606,556
MedEquities Realty Trust, Inc.	17,566	188,132
Tier REIT, Inc.(a)	9,792	277,505
		1,072,193

Semiconductors – 0.7%
Mellanox Technologies Ltd.(a)(b)*	6,216	747,785

Software – 3.1%
First Data Corp., Class A(a)*	45,462	1,175,647
Red Hat, Inc.(a)(b)*	6,807	1,242,482
Ultimate Software Group (The), Inc.*	3,182	1,052,128
		3,470,257

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Telecommunications – 0.7%
DNA OYJ	3,266	$77,811
Inmarsat PLC	16,826	119,950
KCOM Group PLC	61,704	78,772
Manx Telecom PLC	28,296	79,146
Quantenna Communications, Inc.(a)*	16,871	410,809
		766,488

Total Common Stocks (Cost $20,994,257)		21,351,126
Convertible Preferred Stocks – 3.2%
Banks – 0.3%
Bank of America Corp., 7.25%(a)	90	118,846
Wells Fargo & Co., 7.50%(a)	180	235,339
		354,185

Chemicals – 0.2%
A Schulman, Inc., 6.00%(a)	161	167,227

Computers – 0.3%
NCR Corp., 5.50%(a)(d)	270	302,783

Diversified Financial Services – 0.5%
AMG Capital Trust II, 5.15%(a)	5,668	284,199
Cowen, Inc., 5.63%(a)	262	192,693
Virtus Investment Partners, Inc., 7.25%	945	97,534
		574,426

Electric – 0.4%
CenterPoint Energy, Inc. (Frankfurt Exchange), 7.00%	3,398	180,910
Vistra Energy Corp., 7.00%(a)	2,522	253,814
		434,724

Electrical Component & Equipment – 0.2%
Energizer Holdings, Inc., 7.50%(a)	2,371	243,028

Gas – 0.2%
South Jersey Industries, Inc., 7.25%	3,435	177,349

Hand/Machine Tools – 0.3%
Colfax Corp. (Stuttgart Exchange), 5.75%(a)	2,401	321,878

Oil & Gas – 0.1%
Nabors Industries Ltd., 6.00%(a)	3,346	89,974

	Number of Shares	Value

Real Estate Investment Trusts – 0.4%
iStar, Inc., 4.50%(a)	5,799	$251,411
QTS Realty Trust, Inc., 6.50%(a)	2,171	239,765
		491,176

Savings & Loans – 0.3%
New York Community Capital Trust V, 6.00%(a)	7,446	363,588

Water – 0.0%(e)
Aqua America, Inc., 6.00%*	734	40,062

Total Convertible Preferred Stocks (Cost $3,503,037)		3,560,400

	Par
Convertible Bonds – 20.2%
Aerospace/Defense – 0.3%
Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23(a)	$247,000	353,391

Auto Parts & Equipment – 0.2%
Meritor, Inc., 3.25%, 10/15/37(a)	246,000	253,582

Banks – 0.3%
Hope Bancorp, Inc., 2.00%, 5/15/38(a)(c)	361,000	325,425

Biotechnology – 2.3%
Alder Biopharmaceuticals, Inc., 2.50%, 2/01/25(a)	190,000	182,240
Exact Sciences Corp., 1.00%, 1/15/25(a)	205,000	308,951
Innoviva, Inc., 2.12%, 1/15/23(a)	284,000	290,552
Insmed, Inc., 1.75%, 1/15/25(a)	164,000	170,663
Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21(a)	299,000	384,372
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23(a)(c)	342,000	296,371
Medicines (The) Co., 2.75%, 7/15/23(a)	384,000	351,206
Radius Health, Inc., 3.00%, 9/01/24	282,000	244,492
Retrophin, Inc., 2.50%, 9/15/25(a)	186,000	164,855

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par	Value

Biotechnology (Continued)
Theravance Biopharma, Inc., 3.25%, 11/01/23(a)	$189,000	$187,665
Verastem, Inc., 5.00%, 11/01/48(a)	50,000	36,548
		2,617,915

Building Materials – 0.2%
Cemex S.A.B. de C.V., 3.72%, 3/15/20(a)	243,000	241,772

Commercial Services – 1.2%
Chegg, Inc., 0.25%, 5/15/23(a)	222,000	319,125
FTI Consulting, Inc., 2.00%, 8/15/23(a)(c)	252,000	269,987
Huron Consulting
Group, Inc., 1.25%, 10/01/19(a)	250,000	246,460
Square, Inc., 0.50%, 5/15/23(a)(c)	270,000	322,372
Team, Inc., 5.00%, 8/01/23(a)	151,000	160,292
		1,318,236

Computers – 0.4%
Pure Storage, Inc., 0.13%, 4/15/23(a)	144,000	158,967
Rapid7, Inc., 1.25%, 8/01/23(a)(c)	171,000	247,184
		406,151

Diversified Financial Services – 0.7%
Encore Capital Europe Finance Ltd., 4.50%, 9/01/23(a)	46,000	41,716
Encore Capital Group, Inc.,
3.00%, 7/01/20(a)	43,000	41,223
2.88%, 3/15/21(a)	136,000	127,441
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.12%, 9/01/22(a)	112,000	115,345
PRA Group, Inc.,
3.50%, 6/01/23(a)	217,000	200,199
3.00%, 8/01/20(a)	200,000	191,032
		716,956

Electric – 0.1%
NRG Energy, Inc., 2.75%, 6/01/48(c)	75,000	84,410

Electrical Component & Equipment – 0.3%
SunPower Corp., 4.00%, 1/15/23(a)	369,000	305,347

	Par	Value

Electronics – 0.6%
II-VI, Inc., 0.25%, 9/01/22(a)	$182,000	$198,759
Knowles Corp., 3.25%, 11/01/21(a)	207,000	250,739
OSI Systems, Inc., 1.25%, 9/01/22(a)	245,000	253,784
		703,282

Healthcare - Products – 0.4%
Insulet Corp., 1.25%, 9/15/21	61,000	92,110
Wright Medical Group N.V., 2.25%, 11/15/21(a)	268,000	393,844
		485,954

Insurance – 0.7%
AXA S.A., 7.25%, 5/15/21(c)	361,000	393,201
MGIC Investment Corp., 9.00%, 4/01/63(a)(c)	305,000	403,592
		796,793

Internet – 1.5%
FireEye, Inc., 1.62%, 6/01/35(a)	58,000	54,085
MercadoLibre, Inc., 2.00%, 8/15/28(a)(c)	185,000	238,881
Pandora Media LLC, 1.75%, 12/01/23	220,000	246,989
Perficient, Inc., 2.37%, 9/15/23(a)(c)	181,000	182,463
Wayfair, Inc., 0.38%, 9/01/22(a)	318,000	523,309
Weibo Corp., 1.25%, 11/15/22	198,000	187,515
Zillow Group, Inc., 2.00%, 12/01/21(a)	237,000	240,111
		1,673,353

Investment Management Companies – 0.5%
BlackRock TCP Capital Corp., 5.25%, 12/15/19	67,000	67,503
New Mountain Finance Corp., 5.75%, 8/15/23(a)	150,000	150,898
Prospect Capital Corp., 6.37%, 3/01/25	336,000	333,060
		551,461

Iron/Steel – 0.3%
Cleveland-Cliffs, Inc., 1.50%, 1/15/25(a)	262,000	360,602

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par	Value

Media – 0.6%
Liberty Interactive LLC, 3.50%, 1/15/31(a)	$547,000	$420,343
Liberty Media Corp., 2.25%, 12/01/48(a)(c)	261,000	293,970
		714,313

Mining – 0.2%
First Majestic Silver Corp., 1.88%, 3/01/23(a)	259,000	244,269

Oil & Gas Services – 0.2%
Helix Energy Solutions
Group, Inc., 4.13%, 9/15/23(a)	63,000	70,087
Newpark Resources, Inc., 4.00%, 12/01/21	148,000	162,908
		232,995

Pharmaceuticals – 0.9%
Flexion Therapeutics, Inc., 3.37%, 5/01/24(a)	201,000	167,978
Horizon Pharma Investment Ltd., 2.50%, 3/15/22(a)	150,000	168,281
Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22(a)	363,000	402,967
Neurocrine Biosciences, Inc., 2.25%, 5/15/24(a)	175,000	211,196
		950,422

Pipelines – 0.3%
Cheniere Energy, Inc., 4.25%, 3/15/45(a)	395,000	312,050

Private Equity – 0.2%
Hercules Capital, Inc., 4.38%, 2/01/22(a)	241,000	239,512

Real Estate – 0.2%
Forestar Group, Inc., 3.75%, 3/01/20(a)	165,000	163,996

Real Estate Investment Trusts – 2.3%
Apollo Commercial Real Estate Finance, Inc.,
4.75%, 8/23/22(a)	42,000	41,652
5.38%, 10/15/23(a)	290,000	287,743
Blackstone Mortgage Trust, Inc.,
4.75%, 3/15/23(a)	95,000	96,781
4.38%, 5/05/22(a)	81,000	82,193
Granite Point Mortgage Trust, Inc.,
6.37%, 10/01/23(a)	25,000	25,524
5.62%, 12/01/22(c)	198,000	200,933

	Par	Value

Real Estate Investment Trusts (Continued)
IH Merger Sub LLC, 3.50%, 1/15/22(a)	$285,000	$330,589
iStar, Inc., 3.13%, 9/15/22(a)	178,000	165,095
KKR Real Estate Finance Trust, Inc., 6.12%, 5/15/23(a)(c)	244,000	250,642
PennyMac Corp., 5.38%, 5/01/20(a)	344,000	344,027
Redwood Trust, Inc.,
4.75%, 8/15/23	251,000	240,538
5.62%, 7/15/24	158,000	154,766
Two Harbors Investment Corp., 6.25%, 1/15/22(a)	291,000	294,638
		2,515,121

Retail – 0.2%
EZCORP, Inc., 2.38%, 5/01/25(c)	207,000	194,312
Guess?, Inc., 2.00%, 4/15/24(c)	70,000	72,687
		266,999

Semiconductors – 1.2%
Cree, Inc., 0.88%, 9/01/23(a)(c)	120,000	151,930
Cypress Semiconductor Corp., 4.50%, 1/15/22(a)	139,000	193,761
Microchip Technology, Inc., 1.62%, 2/15/27(a)	372,000	482,618
ON Semiconductor Corp., 1.62%, 10/15/23	115,000	151,001
Synaptics, Inc., 0.50%, 6/15/22(a)	267,000	243,771
Veeco Instruments, Inc., 2.70%, 1/15/23(a)	190,000	164,140
		1,387,221

Software – 2.9%
Atlassian, Inc., 0.63%, 5/01/23(a)(c)	179,000	264,702
Bilibili, Inc., 1.37%, 4/01/26(c)	194,000	191,263
Envestnet, Inc., 1.75%, 6/01/23(a)(c)	212,000	255,115
Evolent Health, Inc., 1.50%, 10/15/25(a)(c)	302,000	247,831
j2 Global, Inc., 3.25%, 6/15/29(a)	302,000	409,776
Momo, Inc., 1.25%, 7/01/25(a)(c)	334,000	312,499
MongoDB, Inc., 0.75%, 6/15/24(a)(c)	150,000	319,365

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par	Value

Software (Continued)
New Relic, Inc., 0.50%, 5/01/23(a)(c)	$140,000	$163,252
RealPage, Inc., 1.50%, 11/15/22	118,000	192,563
Splunk, Inc., 1.12%, 9/15/25(a)(c)	202,000	235,195
Tabula Rasa HealthCare, Inc., 1.75%, 2/15/26(c)	157,000	163,228
Twilio, Inc., 0.25%, 6/01/23(a)(c)	88,000	176,211
Workday, Inc., 0.25%, 10/01/22(a)	229,000	339,889
		3,270,889

Telecommunications – 0.2%
CalAmp Corp., 2.00%, 8/01/25(a)(c)	211,000	176,705
Harmonic, Inc., 4.00%, 12/01/20(a)	64,000	74,725
		251,430

Transportation – 0.8%
Atlas Air Worldwide
Holdings, Inc., 1.88%, 6/01/24(a)	390,000	409,071
SEACOR Holdings, Inc., 3.25%, 5/15/30(a)	332,000	304,993
Ship Finance International Ltd., 4.87%, 5/01/23(a)	154,000	154,837
		868,901

Total Convertible Bonds (Cost $21,862,907)		22,612,748
Corporate Bonds – 0.4%
Media – 0.2%
Tribune Media Co., 5.88%, 7/15/22	211,000	213,954

Software – 0.2%
First Data Corp.,
5.00%, 1/15/24(c)	169,000	173,243
5.75%, 1/15/24(c)	65,000	66,991
		240,234

Total Corporate Bonds (Cost $456,267)		454,188

	Number of Shares

Master Limited Partnerships – 1.5%
Gas – 0.5%
AmeriGas Partners L.P.	16,097	583,677

		Number of Shares	Value

Investment Management Companies – 1.0%
Oaktree Capital Group LLC(a)		21,287	$1,077,548

Total Master Limited Partnerships (Cost $1,623,437)			1,661,225

Investment Companies – 41.7%
Eaton Vance Global Macro Absolute Return Fund		4,961,596	42,520,876
ProShares UltraShort 20+ Year Treasury		4,403	148,425
Vanguard Market Neutral Fund		374,746	4,013,526

Total Investment Companies (Cost $46,864,860)			46,682,827

Short-Term Investments – 15.6%
Money Market Fund – 15.6%
Northern Institutional Funds - Treasury Portfolio (Premier), 2.29%(f)		17,445,136	17,445,136

Total Short-Term Investments (Cost $17,445,136)			17,445,136

		Number of Shares	Value

Rights – 0.0%(e)
Pharmaceuticals – 0.0%(e)
Corium International, Inc.(g)*		$3,858	723

Total Rights (Cost $695)			723

Number of Contracts		Notional Amount

Purchased Options – 0.0%(e)

Call Options – 0.0%(e)
BB&T Corp., Strike Price $50.00, Expires 6/21/19	19	97,280	4,028
Chemical Financial Corp., Strike Price $45.00, Expires 5/17/19	7	30,751	385
Strike Price $55.00, Expires 6/21/19	33	144,969	743
Fidelity National Information Services Inc.,
Strike Price $125.00, Expires 7/19/19	23	266,639	2,875
Strike Price $120.00, Expires 7/19/19	11	127,523	2,750

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

Number of Contracts		Notional Amount	Value

Call Options (Continued)
WellCare Health Plans, Inc.,
Strike Price $310.00, Expires 6/21/19	4	$103,340	$480
Strike Price $300.00, Expires 6/21/19	2	51,670	204
Strike Price $290.00, Expires 6/21/19	1	25,835	175
Strike Price $47.50, Expires 6/21/19	3	77,505	1,770
			13,410

Put Options – 0.0%(e)
Anadarko Petroleum Corp.,
Strike Price $72.50, Expires 6/21/19	23	167,555	7,360
Strike Price $70.00, Expires 7/19/19	40	291,400	5,700
Luxoft Holding Inc., Strike Price $45.00, Expires 7/19/19	53	309,626	927
Mellanox Technologies Ltd.,
Strike Price $90.00, Expires 12/20/19	14	168,420	525
Strike Price $105.00, Expires 12/20/19	12	144,360	1,200
Red Hat Inc.,
Strike Price $165.00, Expires 9/20/19	2	36,506	460
Strike Price $170.00, Expires 1/17/20	2	36,506	600
Versum Materials Inc., Strike Price $40.00, Expires 6/21/19	7	36,526	140
			16,912

Total Purchased Options (Cost $35,332)			30,322

Total Long Positions – 101.7% (Cost $112,785,928)			113,798,695

		Number of Shares	Value

Short Positions – (16.3)%
Common Stocks – (16.0)%
Aerospace/Defense – (1.8)%
Aerojet Rocketdyne Holdings, Inc.(b)*		(7,285)	(246,670)
Harris Corp.		(10,157)	(1,711,455)
			(1,958,125)

Auto Parts & Equipment – (0.1)%
Meritor, Inc.*		(3,580)	(86,851)

	Number of Shares	Value

Banks – (0.9)%
BB&T Corp.(b)	(12,193)	$(624,282)
Chemical Financial Corp.(b)	(6,059)	(266,172)
Hope Bancorp, Inc.	(4,889)	(68,739)
		(959,193)

Biotechnology – (1.0)%
Alder Biopharmaceuticals, Inc.*	(6,396)	(86,922)
Exact Sciences Corp.(b)*	(2,056)	(202,907)
Innoviva, Inc.*	(7,680)	(107,750)
Insmed, Inc.*	(3,018)	(91,868)
Ionis Pharmaceuticals, Inc.(b)*	(2,998)	(222,841)
Ligand Pharmaceuticals, Inc.*	(582)	(73,245)
Medicines (The) Co.(b)*	(3,097)	(98,949)
Radius Health, Inc.*	(2,930)	(64,519)
Retrophin, Inc.*	(2,775)	(52,947)
Theravance Biopharma, Inc.*	(3,460)	(82,521)
Verastem, Inc.*	(3,141)	(6,690)
		(1,091,159)

Commercial Services – (0.5)%
Chegg, Inc.(b)*	(6,426)	(229,087)
FTI Consulting, Inc.*	(1,492)	(126,790)
Square, Inc., Class A(b)*	(2,376)	(173,020)
Team, Inc.*	(4,495)	(75,966)
		(604,863)

Computers – (0.4)%
Luxoft Holding, Inc.(b)*	(508)	(29,678)
NCR Corp.*	(6,319)	(182,935)
Pure Storage, Inc., Class A*	(3,465)	(79,210)
Rapid7, Inc.(b)*	(3,074)	(167,041)
		(458,864)

Diversified Financial Services – (0.3)%
Affiliated Managers Group, Inc.	(321)	(35,605)
Cowen, Inc.*	(7,273)	(121,823)
Encore Capital Group, Inc.*	(1,390)	(39,281)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(167)	(4,441)
PRA Group, Inc.*	(2,430)	(68,332)
Virtus Investment Partners, Inc.	(566)	(69,397)
		(338,879)

Electric – (0.2)%
CenterPoint Energy, Inc.	(3,961)	(122,791)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Electric (Continued)
NRG Energy, Inc.	(1,115)	$(45,905)
Vistra Energy Corp.	(3,302)	(89,979)
		(258,675)

Electrical Component & Equipment – (0.2)%
Energizer Holdings, Inc.	(3,609)	(172,835)
SunPower Corp.*	(120)	(866)
		(173,701)

Electronics – (0.3)%
II-VI, Inc.*	(2,478)	(98,723)
Knowles Corp.*	(7,864)	(148,472)
OSI Systems, Inc.*	(1,381)	(124,470)
		(371,665)

Entertainment – (0.1)%
Live Nation Entertainment, Inc.*	(2,309)	(150,870)

Gas – (0.5)%
South Jersey Industries, Inc.	(3,984)	(127,966)
UGI Corp.	(8,027)	(437,552)
		(565,518)

Hand/Machine Tools – (0.2)%
Colfax Corp.*	(8,825)	(266,250)

Healthcare - Products – (0.4)%
Insulet Corp.*	(940)	(81,075)
Wright Medical Group N.V.*	(10,916)	(322,786)
		(403,861)

Insurance – (0.3)%
AXA Equitable Holdings, Inc.	(13,397)	(303,978)
MGIC Investment Corp.*	(452)	(6,617)
		(310,595)

Internet – (0.8)%
Expedia Group, Inc.	(1,256)	(163,079)
FireEye, Inc.*	(58)	(929)
MercadoLibre, Inc.*	(315)	(152,504)
Perficient, Inc.*	(2,504)	(73,718)
Wayfair, Inc., Class A*	(2,643)	(428,562)
Weibo Corp. ADR*	(573)	(39,251)
Zillow Group, Inc., Class C*	(1,766)	(58,984)
		(917,027)

Investment Management Companies – (0.0)%
New Mountain Finance Corp.	(52)	(731)

	Number of Shares	Value

Iron/Steel – (0.2)%
Cleveland-Cliffs, Inc.(b)	(26,421)	$(263,946)

Media – (0.1)%
Sirius XM Holdings, Inc.	(19,196)	(111,529)

Mining – (0.1)%
First Majestic Silver Corp.(b)*	(11,727)	(72,004)

Oil & Gas – (0.4)%
Chevron Corp.	(2,893)	(347,334)
Nabors Industries Ltd. (Tokyo Exchange)	(18,349)	(64,221)
		(411,555)

Oil & Gas Services – (0.1)%
Helix Energy Solutions Group, Inc.*	(4,725)	(36,950)
Newpark Resources, Inc.*	(10,015)	(73,109)
		(110,059)

Pharmaceuticals – (0.7)%
Bristol-Myers Squibb Co.	(5,843)	(271,291)
Elanco Animal Health, Inc.*	(3,508)	(110,502)
Flexion Therapeutics, Inc.*	(3,453)	(36,602)
Horizon Pharma PLC(b)*	(2,197)	(56,089)
Ironwood Pharmaceuticals, Inc.(b)*	(14,215)	(169,016)
Neurocrine Biosciences, Inc.(b)*	(1,638)	(118,329)
		(761,829)

Pipelines – (0.0)%(e)
Cheniere Energy, Inc.*	(798)	(51,351)

Private Equity – (0.5)%
Brookfield Asset Management, Inc., Class A	(11,467)	(552,595)

Real Estate – (0.1)%
Jones Lang LaSalle, Inc.	(804)	(124,274)

Real Estate Investment Trusts – (0.9)%
Apollo Commercial Real Estate Finance, Inc.	(915)	(17,147)
Blackstone Mortgage Trust, Inc., Class A	(246)	(8,755)
Cousins Properties, Inc.	(29,180)	(279,253)
Granite Point Mortgage Trust, Inc.	(500)	(9,615)
Invitation Homes, Inc.	(8,358)	(207,780)
iStar, Inc.	(14,310)	(124,068)
KKR Real Estate Finance Trust, Inc.	(409)	(8,249)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Real Estate Investment Trusts (Continued)
Omega Healthcare Investors, Inc.	(4,126)	$(146,019)
QTS Realty Trust, Inc., Class A	(3,225)	(146,254)
Redwood Trust, Inc.	(865)	(14,151)
Two Harbors Investment Corp.	(902)	(12,502)
		(973,793)

Retail – (0.1)%
EZCORP, Inc., Class A*	(8,722)	(94,808)
Guess?, Inc.	(1,629)	(33,183)
		(127,991)

Semiconductors – (0.7)%
Cree, Inc.*	(1,481)	(97,879)
Cypress Semiconductor Corp.	(6,962)	(119,607)
Microchip Technology, Inc.(b)	(4,104)	(409,949)
ON Semiconductor Corp.*	(4,094)	(94,408)
Synaptics, Inc.(b)*	(1,087)	(40,947)
Veeco Instruments, Inc.*	(1,186)	(14,445)
		(777,235)

Software – (3.4)%
Atlassian Corp. PLC, Class A(b)*	(1,633)	(179,875)
Bilibili, Inc. ADR*	(5,129)	(91,296)
Envestnet, Inc.(b)*	(2,035)	(144,465)
Evolent Health, Inc., Class A*	(4,246)	(57,533)
Fidelity National Information Services, Inc.(b)	(4,380)	(507,773)
Fiserv, Inc.*	(13,779)	(1,202,080)
j2 Global, Inc.	(3,685)	(322,880)
Momo, Inc. ADR	(2,782)	(97,565)
MongoDB, Inc.*	(2,025)	(285,363)
New Relic, Inc.*	(884)	(93,032)
RealPage, Inc.*	(2,418)	(157,678)
Splunk, Inc.*	(977)	(134,865)
Tabula Rasa HealthCare, Inc.*	(1,604)	(85,429)
Twilio, Inc., Class A(b)*	(943)	(129,323)
Workday, Inc., Class A*	(1,265)	(260,122)
		(3,749,279)

	Number of Shares	Value

Telecommunications – (0.4)%
CalAmp Corp.*	(3,651)	$(53,341)
Harmonic, Inc.*	(7,572)	(42,858)
Motorola Solutions, Inc.	(2,612)	(378,505)
		(474,704)

Transportation – (0.3)%
Atlas Air Worldwide Holdings, Inc.*	(4,392)	(212,090)
SEACOR Holdings, Inc.*	(2,456)	(109,390)
Ship Finance International Ltd.	(5,102)	(65,101)
		(386,581)

Water – (0.0)%(e)
Aqua America, Inc.	(685)	(26,756)

Total Common Stocks (Proceeds $(17,128,173))		(17,892,308)

Investment Companies – (0.3)%
Invesco QQQ Trust Series 1	(1,168)	(221,383)
SPDR S&P Oil & Gas Exploration & Production ETF	(4,892)	(151,407)

Total Investment Companies (Proceeds $(366,383))		(372,790)

Rights—(0.0)%(e)
Celgene Corp.(g)*	(1,461)	(3,141)

Total Rights (Proceeds $(3,097))		(3,141)

Total Short Positions – (16.3)% (Proceeds $(17,497,653))		(18,268,239)

Total Written Options – (0.0)% (Premiums Received $(30,037))		(31,109)

Other Assets – 14.6%		16,357,952

NET ASSETS – 100.0%		$111,857,299

(a)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.

(b)	Security represents underlying investment on open options contracts.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds.

(d)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

(e)	Amount rounds to less than 0.05%.

(f)	7-day current yield as of April 30, 2019 is disclosed.

(g)	Security is valued at fair value by the Valuation Committee (see Note 4 in Notes to Financial Statements).

*	Non-Income Producing Security

Percentages shown are based on Net Assets

Abbreviations:

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S&P	Standards & Poor’s

SPDR	Standard & Poor’s Depositary Receipt

Forward Foreign Currency Contracts outstanding at April 30, 2019:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/14/19	U.S. Dollars	1,198,614	British Pounds	910,600	Morgan Stanley	$ 8,255
06/14/19	U.S. Dollars	812,789	Euro	715,310	Morgan Stanley	7,289
06/14/19	U.S. Dollars	200,231	Swedish Kronor	1,846,800	Morgan Stanley	5,047
06/14/19	U.S. Dollars	634,552	Canadian Dollars	844,400	Morgan Stanley	3,503
06/14/19	U.S. Dollars	76,695	New Zealand Dollars	113,100	Morgan Stanley	1,090
06/14/19	U.S. Dollars	58,009	Swiss Francs	57,800	Morgan Stanley	1,028
06/14/19	Canadian Dollars	231,480	U.S. Dollars	172,329	Morgan Stanley	664
06/14/19	Euro	71,380	U.S. Dollars	79,949	Morgan Stanley	431
06/14/19	British Pounds	24,600	U.S. Dollars	31,895	Morgan Stanley	263

Total Unrealized Appreciation						$27,570

06/14/19	U.S. Dollars	7,186	New Zealand Dollars	10,800	Morgan Stanley	$ (33)
06/14/19	New Zealand Dollars	3,800	U.S. Dollars	2,597	Morgan Stanley	(57)
06/14/19	Canadian Dollars	64,550	U.S. Dollars	48,317	Morgan Stanley	(76)
06/14/19	Swedish Kronor	1,846,800	U.S. Dollars	195,282	Morgan Stanley	(97)
06/14/19	U.S. Dollars	80,722	Euro	71,960	Morgan Stanley	(312)
06/14/19	Swiss Francs	57,800	U.S. Dollars	57,614	Morgan Stanley	(634)
06/14/19	U.S. Dollars	155,847	British Pounds	120,100	Morgan Stanley	(1,150)
06/14/19	Euro	385,210	U.S. Dollars	435,014	Morgan Stanley	(1,235)

Total Unrealized Depreciation						$(3,594)

Net Unrealized Appreciation/Depreciation						$23,976

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

Written Call Option Contracts outstanding at April 30, 2019:

Exchange Traded

Description	Counterparty	Number of Contracts		Notional Amount		Exercise Price	Expiration Date	Value
Aerojet Rocketdyne Holdings, Inc.	Cornerstone Macro LLC	5	USD	(16,930)	USD	35.00	5/17/2019	$(563)
Anadarko Petroleum Corp.	Goldman Sachs	13	USD	(94,705)	USD	75.00	7/19/2019	(2,184)
Atlassian Corp. Plc.	Cornerstone Macro LLC	2	GBP	(22,030)	GBP	115.00	6/21/2019	(820)
Chegg, Inc.	Cornerstone Macro LLC	12	USD	(42,780)	USD	40.00	5/17/2019	(180)
Cleveland-Cliffs, Inc.	Isi Group, Inc.	14	USD	(13,986)	USD	10.00	5/17/2019	(539)
Envestnet, Inc.	Cornerstone Macro LLC	2	USD	(14,198)	USD	65.00	5/17/2019	(1,370)
Exact Sciences Corp.	Cornerstone Macro LLC	4	USD	(39,476)	USD	90.00	5/17/2019	(4,544)
First Majestic Silver Corp.	Isi Group, Inc.	41	CAD	(25,174)	CAD	6.00	5/17/2019	(1,435)
Horizon Pharma Plc.	Cornerstone Macro LLC	8	EUR	(20,424)	EUR	26.00	5/17/2019	(840)
Ionis Pharmaceuticals, Inc.	Cornerstone Macro LLC	7	USD	(52,031)	USD	73.50	5/17/2019	(3,220)
Ironwood Pharmaceuticals, Inc.	Cornerstone Macro LLC	14	USD	(16,646)	USD	12.50	5/17/2019	(686)
Medicines (The) Co.	Cornerstone Macro LLC	12	USD	(38,340)	USD	30.00	7/19/2019	(5,640)
Microchip Technology, Inc.	Cornerstone Macro LLC	6	USD	(59,934)	USD	100.00	6/21/2019	(2,820)
Neurocrine Biosciences, Inc.	Cornerstone Macro LLC	2	USD	(14,448)	USD	85.00	5/17/2019	(50)
Rapid7, Inc.	Cornerstone Macro LLC	3	USD	(16,302)	USD	50.00	5/17/2019	(1,695)
Square, Inc.	Cornerstone Macro LLC	2	USD	(14,564)	USD	75.00	5/17/2019	(433)
Synaptics, Inc.	Cornerstone Macro LLC	2	USD	(7,534)	USD	35.00	6/21/2019	(900)
Twilio, Inc.	Cornerstone Macro LLC	2	USD	(27,428)	USD	125.00	5/17/2019	(3,190)

Total Written Call Options Contracts (Premiums Received $30,037)								$(31,109)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Schedule of Investments (continued)

Morningstar Alternatives Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s investments carried at fair value:

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Investments in Securities:
Common Stocks	$19,628,420	$1,722,706	$—	$21,351,126
Convertible Preferred Stocks	3,006,206	554,194	—	3,560,400
Convertible Bonds	—	22,612,748	—	22,612,748
Corporate Bonds	—	454,188	—	454,188
Master Limited Partnerships	1,661,225	—	—	1,661,225
Investment Companies	46,682,827	—	—	46,682,827
Short-Term Investments	17,445,136	—	—	17,445,136
Rights	—	723	—	723
Purchased Options	30,322	—	—	30,322

Total Assets – Investments at value	$88,454,136	$25,344,559	$—	$113,798,695

Liabilities:
Common Stocks	$(17,892,308)	$—	$—	$(17,892,308)
Investment Companies	(372,790)	—	—	(372,790)
Rights	—	(3,141)	—	(3,141)

Total Liabilities – Investments at value	$(18,265,098)	$(3,141)	$—	$(18,268,239)

Total Investments	$70,189,038	$25,341,418	$—	$95,530,456

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Forward foreign currency exchange contracts	$ —	$27,570	$—	$27,570

Total Assets - Derivative Financial Instruments	$ —	$27,570	$—	$27,570

Liabilities:
Forward foreign currency exchange contracts	$ —	$(3,594)	$—	$(3,594)
Written Options	(31,109)	—	—	(31,109)

Total Liabilities - Derivative Financial Instruments	$(31,109)	$(3,594)	$—	$(34,703)

Total Net Derivative Financial Instruments	$(31,109)	$23,976	$—	$(7,133)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Assets and Liabilities

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Assets
Investments in non-affiliates, at value	$676,510,143	$467,352,845	$185,387,389	$503,712,365	$106,610,893
Repurchase agreements, at value	—	—	—	286,905	—
Foreign currencies, at value	11	240,620	—	411,197	—
Due from broker	—	—	—	3,408,609	—
Receivable from adviser	130,026	151,543	141,102	91,371	36,893
Receivable for:
Dividends and interest	398,848	1,124,671	111,695	2,454,054	962,231
Foreign tax reclaims	18,177	122,487	48,987	10,533	—
Investments sold	3,360,271	933,450	—	96,230,412	101,474
Fund shares sold	728,157	508,902	159,208	459,917	123,273
Variation margin on futures contracts	—	—	—	135,881	—
Variation margin on exchange traded swap agreements	—	—	—	49,097	—
Unrealized appreciation on OTC swap agreements	—	—	—	12,465	—
Unrealized appreciation on forward foreign currency exchange contracts	—	50,360	—	23,166	—
Upfront premiums paid on swap agreements	—	—	—	1,168,147	—
Prepaid expenses and other assets	58,179	46,126	24,333	39,754	18,638
Total assets	681,203,812	470,531,004	185,872,714	608,493,873	107,853,402
Liabilities
Investments sold short, at value	—	—	—	9,701,065	—
Written options, at value	—	—	—	52,624	—
Due to broker	—	—	—	1,790,203	—
Unrealized depreciation on OTC swap agreements	—	—	—	11,958	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	51,722	—
Payable for:
Investments sold on a delayed-delivery basis	—	—	—	129,111,017	353,396
Investments purchased	1,663,968	628,489	—	51,898,997	2,655,916
Variation margin on futures contracts	—	—	—	134,184	—
Variation margin on exchange traded swap agreements	—	—	—	112,791	—
Fund shares redeemed	1,021,839	694,970	154,236	405,692	54,867
Dividends on short sales	—	—	—	1,199	—
Deferred capital gains tax	8,034	76,858	—	—	—
Upfront premiums received from swap agreements	—	—	—	299,820	—
Accrued management fees	343,921	298,128	57,073	138,819	36,941
Accrued trustee fees	13,613	9,650	4,721	8,042	3,353

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Assets and Liabilities (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Accrued expenses	225,766	194,376	125,239	144,645	75,943
Total liabilities	3,277,141	1,902,471	341,269	193,862,778	3,180,416
Net assets	$677,926,671	$468,628,533	$185,531,445	$414,631,095	$104,672,986

Analysis of net assets:
Paid in capital	$631,960,176	$441,072,023	$177,198,425	$406,315,761	$102,462,087
Distributable earnings (loss)	45,966,495	27,556,510	8,333,020	8,315,334	2,210,899
Net assets	$677,926,671	$468,628,533	$185,531,445	$414,631,095	$104,672,986
Shares outstanding:	63,469,600	43,442,673	17,537,072	39,562,671	10,085,535
Net asset value, offering price and redemption price per share:	$10.68	$10.79	$10.58	$10.48	$10.38
Investments in non-affiliates, at cost	$634,061,628	$442,072,192	$177,801,209	$497,835,109	$104,787,317
Repurchase agreements, at cost	$—	$—	$—	$286,905	$—
Foreign currencies, at cost	$11	$240,776	$—	$411,399	$—
Investments sold short proceeds	$—	$—	$—	$9,696,927	$—
Written option premiums	$—	$—	$—	$70,870	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Assets and Liabilities (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund
Assets
Investments in non-affiliates, at value	$162,090,626	$158,674,592	$43,877,744	$113,798,695
Cash	—	—	—	16,820,742
Foreign currencies, at value	—	75,460	30,304	—
Due from broker	—	1,233,657	—	—
Receivable from adviser	31,931	35,552	44,180	123,137
Receivable for:
Dividends and interest	172,957	2,130,736	18,608	386,772
Foreign tax reclaims	—	6,180	2,882	42
Investments sold	499,967	720,764	17,196,036	1,444,329
Fund shares sold	164,238	164,512	35,836	97,933
Unrealized appreciation on forward foreign currency exchange contracts	—	481,365	—	27,570
Upfront premiums paid on swap agreements	—	187,778	—	—
Prepaid expenses and other assets	19,802	23,507	15,161	16,061
Total assets	162,979,521	163,734,103	61,220,751	132,715,281
Liabilities
Investments sold short, at value	—	—	—	18,268,239
Written options, at value	—	—	—	31,109
Due to broker	—	713,366	—	43,774
Unrealized depreciation on forward foreign currency exchange contracts	—	242,461	—	3,594
Payable for:
Investments sold on a delayed-delivery basis	5,476,567	200,000	—	—
Investments purchased	1,195,950	803,769	4,757,798	2,315,215
Variation margin on exchange traded swap agreements	—	112,373	—	—
Fund shares redeemed	98,377	111,691	87,685	23,799
Dividends on short sales	—	—	—	19,442
Accrued management fees	42,655	76,827	21,731	70,648
Accrued trustee fees	2,933	3,823	1,036	1,734
Accrued expenses	74,378	100,622	57,780	80,428
Total liabilities	6,890,860	2,364,932	4,926,030	20,857,982
Net assets	$156,088,661	$161,369,171	$56,294,721	$111,857,299

Analysis of net assets:
Paid in capital	$155,199,564	$159,330,360	$54,675,836	$111,244,268
Distributable earnings (loss)	889,097	2,038,811	1,618,885	613,031
Net assets	$156,088,661	$161,369,171	$56,294,721	$111,857,299
Shares outstanding:	15,455,473	15,691,768	5,423,585	11,070,439
Net asset value, offering price and redemption price per share:	$10.10	$10.28	$ 10.38	$10.10
Investments in non-affiliates, at cost	$161,428,051	$157,504,889	$42,857,054	$112,785,928
Foreign currencies, at cost	$—	$75,852	$ 30,080	$—
Investments sold short proceeds	$—	$—	$ —	$17,497,653
Written option premiums	$—	$—	$ —	$30,037

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Operations

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$2,963,897	$3,085,737	$1,829,934	$291,061	$180,035
Interest income (net of foreign withholding taxes)	6,660	—	47,436	3,135,612	842,897
Total investment income	2,970,557	3,085,737	1,877,370	3,426,673	1,022,932
Expenses
Management fees (Note 5)	1,107,521	986,935	175,381	439,907	146,797
Administration and custody fees	94,917	76,409	32,716	45,245	24,821
Transfer agent fees	2,826	2,826	2,826	2,825	2,825
Sub-accounting fees	151,886	111,216	52,224	93,240	37,398
Audit and tax fees	33,411	58,861	66,561	47,911	35,311
Legal fees	93,192	68,467	25,493	56,826	19,985
Trustees’ fees	176,208	130,265	44,072	109,184	36,486
Registration and filing fees	70,215	55,905	37,727	49,527	34,915
Printing and postage fees	37,801	28,210	10,863	24,050	9,163
Dividend and interest on securities sold short	—	—	—	1,559	—
Other expenses	16,901	13,297	4,925	13,261	3,964
Total Expenses	1,784,878	1,532,391	452,788	883,535	351,665
Less waiver of management fees (Note 5)	(402,512)	(394,777)	(155,083)	(335,964)	(146,797)
Less reimbursement of operating expenses by adviser (Note 5)	—	—	—	—	(6,178)
Less waiver of administration and custody fees (Note 5)	(26,895)	(19,879)	(7,071)	(16,124)	(5,185)
Net expenses	1,355,471	1,117,735	290,634	531,447	193,505
Net investment income	1,615,086	1,968,002	1,586,736	2,895,226	829,427
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	2,329,969	845,532	92,893	2,530,739	345,693
Investments sold short	—	—	—	(71,537)	—
Swap agreements	—	—	—	430,108	—
Futures contracts	—	—	—	(950,221)	—
Options contracts	—	—	—	175,460	—
Forward foreign currency exchange contracts	—	—	—	(69,787)	—
Foreign currency transactions	3,612	40,805	27,460	3,518	—
Net realized gains	2,333,581	886,337	120,353	2,048,280	345,693
Net change in unrealized appreciation
(depreciation) on:
Investments	42,440,481 [1]	25,203,795 [1]	7,586,180	5,877,256	1,823,576
Investments sold short	—	—	—	(4,138)	—
Swap agreements	—	—	—	313,068	—
Future contracts	—	—	—	14,189	—
Options contracts	—	—	—	18,247	—
Forward foreign currency exchange contracts	—	50,360	—	(28,556)	—

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Operations (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Foreign currency transactions	(115)	(1,060)	(452)	(1,177)	—
Net change in unrealized appreciation	42,440,366	25,253,095	7,585,728	6,188,889	1,823,576
Net realized and unrealized gains	44,773,947	26,139,432	7,706,081	8,237,169	2,169,269
Net increase in net assets resulting from operations	$46,389,033	$28,107,434	$9,292,817	$11,132,395	$2,998,696
Foreign withholding taxes on dividend income	$26,884	$319,889	$98,494	$—	$—
Foreign withholding taxes on interest income	$—	$—	$—	$15,837	$—

[1]	Net of deferred foreign capital gains tax expense of $8,034 and $76,858, respectively.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Operations (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$287,488	$124,977	$ 390,634	$362,985
Interest income (net of foreign withholding taxes)	752,303	2,604,529	18,692	119,815
Total investment income	1,039,791	2,729,506	409,326	482,800
Expenses
Management fees (Note 5)	135,622	268,223	63,662	201,224
Administration and custody fees	24,996	37,831	22,059	27,556
Transfer agent fees	2,826	2,825	2,826	2,579
Sub-accounting fees	37,939	45,252	16,531	32,503
Audit and tax fees	38,211	47,911	39,411	49,511
Legal fees	21,366	23,120	7,973	13,593
Trustees’ fees	41,278	40,748	15,672	27,289
Registration and filing fees	32,164	35,252	25,062	27,892
Printing and postage fees	10,116	10,290	4,633	6,924
Dividend and interest on securities sold short	—	—	—	45,404
Other expenses	4,721	5,589	3,252	18,141
Total Expenses	349,239	517,041	201,081	452,616
Less waiver of management fees (Note 5)	(135,622)	(158,306)	(63,662)	(201,224)
Less reimbursement of operating expenses by adviser (Note 5)	(26,569)	—	(48,430)	(19,483)
Less waiver of administration and custody fees (Note 5)	(6,219)	(6,964)	(2,300)	(4,220)
Net expenses	180,829	351,771	86,689	227,689
Net investment income	858,962	2,377,735	322,637	255,111
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	33,464	424,914	530,687	34,682
Investments sold short	—	—	—	141,295
Swap agreements	—	157,119	—	—
Options contracts	—	—	—	3,067
Forward foreign currency exchange contracts	—	228,191	—	2,207
Foreign currency transactions	—	(42,963)	2,739	(1,870)
Net realized gains	33,464	767,261	533,426	179,381
Net change in unrealized appreciation (depreciation) on:
Investments	662,575	1,169,703	1,020,690	1,012,767
Investments sold short	—	—	—	(770,586)
Swap agreements	—	(229,813)	—	—
Options contracts	—	—	—	(1,072)
Forward foreign currency exchange contracts	—	238,904	—	23,976
Foreign currency transactions	—	(11,244)	(670)	(31)
Net change in unrealized appreciation	662,575	1,167,550	1,020,020	265,054
Net realized and unrealized gains	696,039	1,934,811	1,553,446	444,435
Net increase in net assets resulting from operations	$1,555,001	$4,312,546	$1,876,083	$699,546
Foreign withholding taxes on dividend income	$—	$—	$ 4,421	$179
Foreign withholding taxes on interest income	$605	$63,438	$ —	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Changes in Net Assets

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund
	Since Inception April 30, 2019[1]	Since Inception April 30, 2019[1]
Operations:
Net investment income	$1,615,086	$ 1,968,002
Net realized gains	2,333,581	886,337
Net change in unrealized appreciation	42,440,366	25,253,095
Net increase in net assets resulting from operations	46,389,033	28,107,434
Distributions paid from:
Distributable earnings	(422,538)	(550,924)
Total distributions paid	(422,538)	(550,924)
Capital share transactions:
Proceeds from shares sold	679,811,818	478,546,770
Reinvestment of dividends	422,538	550,924
Payments for shares redeemed	(48,574,180)	(38,025,671)
Net increase (decrease) in net assets from capital share transactions	631,660,176	441,072,023
Total increase (decrease) in net assets	677,626,671	468,628,533
Net assets:
Beginning of period	300,000	—
End of period	$677,926,671	$468,628,533
Capital share transactions
Shares sold	68,242,367	47,103,913
Shares from reinvested dividends	47,263	58,734
Shares redeemed	(4,850,030)	(3,719,974)
Net increase	63,439,600	43,442,673

[1]	Commencement of operations was November 02, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Changes in Net Assets (continued)

	Morningstar Global Income Fund	Morningstar Total Return Bond Fund
	Since Inception April 30, 2019[1]	Since Inception April 30, 2019[1]
Operations:
Net investment income	$ 1,586,736	$ 2,895,226
Net realized gains	120,353	2,048,280
Net change in unrealized appreciation	7,585,728	6,188,889
Net increase in net assets resulting from operations	9,292,817	11,132,395
Distributions paid from:
Distributable earnings	(959,797)	(2,817,061)
Total distributions paid	(959,797)	(2,817,061)
Capital share transactions:
Proceeds from shares sold	198,945,395	429,820,699
Reinvestment of dividends	959,797	2,817,061
Payments for shares redeemed	(22,706,767)	(26,321,999)
Net increase (decrease) in net assets from capital share transactions	177,198,425	406,315,761
Total increase (decrease) in net assets	185,531,445	414,631,095
Net assets:
Beginning of period	—	—
End of period	$185,531,445	$414,631,095
Capital share transactions
Shares sold	19,666,797	41,836,843
Shares from reinvested dividends	94,998	271,267
Shares redeemed	(2,224,723)	(2,545,439)
Net increase	17,537,072	39,562,671

[1]	Commencement of operations was November 02, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Changes in Net Assets (continued)

	Morningstar Municipal Bond Fund	Morningstar Defensive Bond Fund
	Since Inception April 30, 2019[1]	Since Inception April 30, 2019[1]
Operations:
Net investment income	$ 829,427	$ 858,962
Net realized gains	345,693	33,464
Net change in unrealized appreciation	1,823,576	662,575
Net increase in net assets resulting from operations	2,998,696	1,555,001
Distributions paid from:
Distributable earnings	(787,797)	(665,904)
Total distributions paid	(787,797)	(665,904)
Capital share transactions:
Proceeds from shares sold	110,443,570	168,407,510
Reinvestment of dividends	787,797	665,904
Payments for shares redeemed	(8,769,280)	(13,873,850)
Net increase (decrease) in net assets from capital share transactions	102,462,087	155,199,564
Total increase (decrease) in net assets	104,672,986	156,088,661
Net assets:
Beginning of period	—	—
End of period	$104,672,986	$156,088,661
Capital share transactions
Shares sold	10,863,064	16,768,927
Shares from reinvested dividends	76,489	66,189
Shares redeemed	(854,018)	(1,379,643)
Net increase	10,085,535	15,455,473

[1]	Commencement of operations was November 02, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Changes in Net Assets (continued)

	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund
	Since Inception April 30, 2019[1]	Since Inception April 30, 2019[1]
Operations:
Net investment income	$ 2,377,735	$ 322,637
Net realized gains	767,261	533,426
Net change in unrealized appreciation	1,167,550	1,020,020
Net increase in net assets resulting from operations	4,312,546	1,876,083
Distributions paid from:
Distributable earnings	(2,273,735)	(257,198)
Total distributions paid	(2,273,735)	(257,198)
Capital share transactions:
Proceeds from shares sold	172,916,801	64,408,010
Reinvestment of dividends	2,273,735	257,198
Payments for shares redeemed	(15,860,176)	(9,989,372)
Net increase (decrease) in net assets from capital share transactions	159,330,360	54,675,836
Total increase (decrease) in net assets	161,369,171	56,294,721
Net assets:
Beginning of period	—	—
End of period	$161,369,171	$56,294,721
Capital share transactions
Shares sold	17,018,078	6,400,453
Shares from reinvested dividends	221,834	27,159
Shares redeemed	(1,548,144)	(1,004,027)
Net increase	15,691,768	5,423,585

[1]	Commencement of operations was November 02, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Statements of Changes in Net Assets (continued)

Morningstar Alternatives Fund
Since Inception April 30, 2019[1]
Operations:
Net investment income	$ 255,111
Net realized gains	179,381
Net change in unrealized appreciation	265,054
Net increase in net assets resulting from operations	699,546
Distributions paid from:
Distributable earnings	(86,515)
Total distributions paid	(86,515)
Capital share transactions:
Proceeds from shares sold	118,245,172
Reinvestment of dividends	86,515
Payments for shares redeemed	(7,087,419)
Net increase (decrease) in net assets from capital share transactions	111,244,268
Total increase (decrease) in net assets	111,857,299
Net assets:
Beginning of period	—
End of period	$111,857,299
Capital share transactions
Shares sold	11,767,095
Shares from reinvested dividends	8,678
Shares redeemed	(705,334)
Net increase	11,070,439

[1]	Commencement of operations was November 02, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights

Morningstar U.S. Equity Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains	0.64
Total income from investment operations	0.69
Less distributions paid:
From net investment income	(0.01)
Total distributions paid	(0.01)
Net asset value, end of period	$10.68
Total return[2]	6.98%
Supplemental data and ratios:
Net assets, end of period (millions)	$678
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.08%
Total expenses after waivers/reimbursements	0.82%
Net investment income, net of waivers/reimbursements	0.98%[4]
Net investment income, before waivers/reimbursements	0.72%[4]
Portfolio turnover rate[5]	20%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar International Equity Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gains	0.74
Total income from investment operations	0.82
Less distributions paid:
From net investment income	(0.03)
Total distributions paid	(0.03)
Net asset value, end of period	$10.79
Total return[2]	8.19%
Supplemental data and ratios:
Net assets, end of period (millions)	$469
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.29%
Total expenses after waivers/reimbursements	0.94%
Net investment income, net of waivers/reimbursements	1.66%[4]
Net investment income, before waivers/reimbursements	1.31%[4]
Portfolio turnover rate[5]	19%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Global Income Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.16
Net realized and unrealized gains	0.52
Total income from investment operations	0.68
Less distributions paid:
From net investment income	(0.10)
Total distributions paid	(0.10)
Net asset value, end of period	$10.58
Total return[2]	6.85%
Supplemental data and ratios:
Net assets, end of period (millions)	$186
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.90%
Total expenses after waivers/reimbursements	0.58%
Net investment income, net of waivers/reimbursements	3.15%[4]
Net investment income, before waivers/reimbursements	2.83%[4]
Portfolio turnover rate[5]	27%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Total Return Bond Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.15
Net realized and unrealized gains	0.45
Total income from investment operations	0.60
Less distributions paid:
From net investment income	(0.12)
Total distributions paid	(0.12)
Net asset value, end of period	$10.48
Total return[2]	6.01%
Supplemental data and ratios:
Net assets, end of period (millions)	$415
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements[4]	0.88%
Total expenses after waivers/reimbursements[4]	0.53%
Net investment income, net of waivers/reimbursements	2.89%[5]
Net investment income, before waivers/reimbursements	2.54%[5]
Portfolio turnover rate[6]	318%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	Expenses include dividends and interest expense of less than 0.01%

[5]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[6]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Municipal Bond Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains	0.36
Total income from investment operations	0.48
Less distributions paid:
From net investment income	(0.10)
Total distributions paid	(0.10)
Net asset value, end of period	$10.38
Total return[2]	4.79%
Supplemental data and ratios:
Net assets, end of period (millions)	$105
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.05%
Total expenses after waivers/reimbursements	0.58%
Net investment income, net of waivers/reimbursements	2.48%[4]
Net investment income, before waivers/reimbursements	2.01%[4]
Portfolio turnover rate[5]	115%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Defensive Bond Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.11
Net realized and unrealized gains	0.08
Total income from investment operations	0.19
Less distributions paid:
From net investment income	(0.09)
Total distributions paid	(0.09)
Net asset value, end of period	$10.10
Total return[2]	1.87%
Supplemental data and ratios:
Net assets, end of period (millions)	$156
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.93%
Total expenses after waivers/reimbursements	0.48%
Net investment income, net of waivers/reimbursements	2.28%[4]
Net investment income, before waivers/reimbursements	1.83%[4]
Portfolio turnover rate[5]	4%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Multisector Bond Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.27
Net realized and unrealized gains	0.21
Total income from investment operations	0.48
Less distributions paid:
From net investment income	(0.20)
Total distributions paid	(0.20)
Net asset value, end of period	$10.28
Total return[2]	4.86%
Supplemental data and ratios:
Net assets, end of period (millions)	$161
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.18%
Total expenses after waivers/reimbursements	0.80%
Net investment income, net of waivers/reimbursements	5.41%[4]
Net investment income, before waivers/reimbursements	5.03%[4]
Portfolio turnover rate[5]	53%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Unconstrained Allocation Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains	0.37
Total income from investment operations	0.49
Less distributions paid:
From net investment income	(0.11)
Total distributions paid	(0.11)
Net asset value, end of period	$10.38
Total return[2]	4.97%
Supplemental data and ratios:
Net assets, end of period (millions)	$56
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.48%
Total expenses after waivers/reimbursements	0.64%
Net investment income, net of waivers/reimbursements	2.38%[4]
Net investment income, before waivers/reimbursements	1.54%[4]
Portfolio turnover rate[5]	76%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Financial Highlights (continued)

Morningstar Alternatives Fund

Since Inception[1]
Selected per share data	2019
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains	0.08
Total income from investment operations	0.13
Less distributions paid:
From net investment income	(0.03)
Total distributions paid	(0.03)
Net asset value, end of period	$10.10
Total return[2]	1.26%
Supplemental data and ratios:
Net assets, end of period (millions)	$112
Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.91%
Total expenses after waivers/reimbursements	0.96%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.77%
Net investment income, net of waivers/reimbursements	1.08%[4]
Net investment income, before waivers/reimbursements	0.13%[4]
Portfolio turnover rate[5]	103%

[1]	Commencement of operations was November 02, 2018.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.

[4]	As the Fund commenced investment operations on November 02, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements

1. Organization

Morningstar Funds Trust (the “Trust”) was organized as a Delaware statutory trust on March 1, 2017. The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.

The Trust is currently authorized to offer shares in nine separate series (each a “Fund” and collectively, the “Funds”):

Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund
Morningstar International Equity Fund	Morningstar Multisector Bond Fund
Morningstar Global Income Fund	Morningstar Unconstrained Allocation Fund
Morningstar Total Return Bond Fund	Morningstar Alternatives Fund
Morningstar Municipal Bond Fund

Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund, except for the Morningstar Multisector Bond Fund, is classified and operates as a diversified fund under the 1940 Act. The Morningstar Multisector Bond Fund is classified as nondiversified. Morningstar Investment Management, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The investment objective of each Fund is as follows:

Fund	Investment Objective

Morningstar U.S. Equity Fund	Long-term capital appreciation
Morningstar International Equity Fund	Long-term capital appreciation
Morningstar Global Income Fund	Current income and long-term capital appreciation
Morningstar Total Return Bond Fund	Total return maximization, income and capital preservation
Morningstar Municipal Bond Fund	Federal tax-exempt income and capital preservation
Morningstar Defensive Bond Fund	Capital preservation
Morningstar Multisector Bond Fund	Total return through a combination of current income and capital appreciation
Morningstar Unconstrained Allocation Fund	Long-term capital appreciation over a full market cycle
Morningstar Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits.

Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Investment Income: Investment transactions are accounted as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Expenses: Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required thereunder. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the period ended April 30, 2019, the U.S. Equity Fund and International Equity Fund accrued non-U.S. taxes on unrealized gains of $8,034 and $76,858, respectively.

Management has analyzed each Fund’s tax positions for the open period, including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:

Fund	Frequency

Morningstar U.S. Equity Fund	Annually
Morningstar International Equity Fund	Annually
Morningstar Global Income Fund	Quarterly
Morningstar Total Return Bond Fund	Monthly
Morningstar Municipal Bond Fund	Monthly
Morningstar Defensive Bond Fund	Quarterly
Morningstar Multisector Bond Fund	Monthly
Morningstar Unconstrained Allocation Fund	Annually
Morningstar Alternatives Fund	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.

Organization and Offering Costs: Organization costs consist of costs incurred to establish the Trust and enable it legally to do business and primarily include legal fees. Offering costs include legal fees regarding the preparation of the initial registration statement. The organization expenses and offering costs incurred to date were paid by the Adviser on behalf of the Funds. The Adviser does not intend to seek reimbursement for these expenses.

Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

3. Investment Types

The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Fund’s investment policies.

Collateralized Bond Obligations (CBOs), CLOs, and Other CDOs: A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Convertible Securities: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

degree to which the convertible security sells above its value as a fixed income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. The premiums attributable to the conversion feature are not amortized, but they are capitalized into the cost basis.

Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within each Fund’s Schedule of Investments.

Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Restricted securities held by each Fund at April 30, 2019 are disclosed in the Notes to Schedule of Investments.

Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. For these obligations, a Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

When-Issued and Delayed Delivery Securities: Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser’s Pricing Committee pursuant to procedures approved by or under the direction of the Board of Trustees of Morningstar Funds Trust (“the Board”). Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to the Fund.

The securities in a Fund, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Funds’ Schedule of Investments as being “fair valued,” are therefore classified as Level 2.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Investments classified within Level 3, if any, have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts, forward contracts, and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.

OTC derivatives, including options on forward contracts, put and call options, and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

The Funds value the repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral).

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV.

Fair Valuation Hierarchy: Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

●	Level 1 – quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open-end investment companies)

●

Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs

●	Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments)

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

5. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.

Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below.

Fund	Ratio

Morningstar U.S. Equity Fund	0.67%
Morningstar International Equity Fund	0.83%
Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Unconstrained Allocation Fund	0.47%
Morningstar Alternatives Fund	0.85%

The Trust and the Adviser have entered into a Voluntary Expense Limitation Agreement whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2020, to the extent necessary to ensure that the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, litigation, dividend and interest expense related to short sales and extraordinary expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. For the period ended April 30, 2019 the Funds’ Adviser contractually waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Expense Cap	Management Fees Waived	Expense Reimbursements

Morningstar U.S. Equity Fund	0.85%	$352,921	$—
Morningstar International Equity Fund	1.00%	323,432	—
Morningstar Global Income Fund	0.89%	—	—
Morningstar Total Return Bond Fund	0.53%	335,964	—
Morningstar Municipal Bond Fund	0.59%	146,797	2,842
Morningstar Defensive Bond Fund	0.48%	135,622	26,569
Morningstar Multisector Bond Fund	0.80%	158,306	—
Morningstar Unconstrained Allocation Fund	1.00%	63,329	—

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Fund	Expense Cap	Management Fees Waived	Expense Reimbursements

Morningstar Alternatives Fund	1.29%	$97,607	$—

With respect to the following Funds, the Adviser voluntarily waived its management fees or assumed certain other expenses of each Fund to the extent necessary to reduce the Funds’ expected total annual operating expenses. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the period ended April 30, 2019, the Funds’ Adviser voluntarily waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Management Fees Waived	Expense Reimbursements

Morningstar U.S. Equity Fund	$49,591	$—
Morningstar International Equity Fund	71,345	—
Morningstar Global Income Fund	155,083	—
Morningstar Municipal Bond Fund	—	3,336
Morningstar Unconstrained Allocation Fund	333	48,430
Morningstar Alternatives Fund	103,617	19,483

Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to sub-advisory agreements with the Adviser. The Adviser manages the cash portion of each Fund which may include ETFs, mutual funds and money market fund investments.

As of April 30, 2019, the Trust has entered into sub-advisory agreements with the following entities by Fund:

Fund	Subadvisers

Morningstar U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Levin Easterly Partners LLC
Massachusetts Financial Services Company, d/b/a
MFS Investment Management
Wasatch Advisors, Inc.
Westwood Management Corp.
Morningstar International Equity Fund	Harding Loevner LP
Harris Associates L.P.
Lazard Asset Management LLC
T. Rowe Price Associates, Inc.
Morningstar Global Income Fund	Schafer Cullen Capital Management, Inc.
Morningstar Total Return Bond Fund	BlackRock Financial Management, Inc.
Western Asset Management Company
Morningstar Municipal Bond Fund	T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
Morningstar Defensive Bond Fund	First Pacific Advisors, LLC

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Fund	Subadvisers

Morningstar Multisector Bond Fund	Franklin Advisers, Inc.
Loomis, Sayles & Company, L.P.
TCW Investment Management Company LLC
Morningstar Unconstrained Allocation Fund	Brandywine Global Investment Management, LLC
Lazard Asset Management LLC
Morningstar Alternatives Fund	SSI Investment Management, Inc. (now SSI
Investment Management, LLC)
Water Island Capital, LLC

Pursuant to the sub-advisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees it receives from the Funds.

The Trust has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. Northern Trust also serves as custodian of each Fund’s securities and cash, transfer agent and dividend disbursing agent. Northern Trust has agreed to waive a portion of their administration and custody fees for the Funds for a period of twelve months from the commencement of operations of each Fund (through October 31, 2019). The amounts waived are captioned as “Less waiver of administration and custody fees” on the Statements of Operations.

Foreside Fund Services, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares.

The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). Because of the contractual expense limits on certain Funds’ fees and expenses, the Investment Adviser paid a portion of the Funds’ share of these fees during the period ended April 30, 2019. Such payments, if any, are included in the table above under the caption “Expense Reimbursements”.

6. Investment Transactions

During the period ended April 30, 2019, the cost of purchases and the proceeds from sales of investments (excluding in-kind, swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

	Purchases			Sales
Fund	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short

Morningstar U.S. Equity Fund	$—	$680,358,540	$—	$74,044,112	$—	$—
Morningstar International Equity Fund	—	476,384,671	—	49,276,126	—	—

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		Purchases		Sales
Fund	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short

Morningstar Global Income Fund	$—	$198,875,330	$—	$28,464,440	$—	$—
Morningstar Total Return Bond Fund	259,669,118	833,951,471	177,308,826	483,771,508	116,670,836	101,227,306
Morningstar Municipal Bond Fund	—	175,011,323	—	73,723,392	—	—
Morningstar Defensive Bond Fund	4,655,613	118,256,645	703,436	1,958,610	—	—
Morningstar Multisector Bond Fund	10,104,752	149,857,988	8,450,603	32,320,519	—	—
Morningstar Unconstrained Allocation Fund	—	61,448,346	—	20,980,622	—	—
Morningstar Alternatives Fund	—	118,123,766	—	22,955,543	23,370,528	5,695,037

7. Financial Derivative Instruments

Certain Funds may invest in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective. The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts: A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

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The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the adviser or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant a futures commission merchant (FCM) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the

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Notes to Financial Statements (continued)

Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if the adviser’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available Funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

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Notes to Financial Statements (continued)

Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. At April 30, 2019, Morningstar Total Return Bond Fund pledged cash to cover margin requirements for open future positions in an amount of $547,245, which is included in Due to/from Broker on Statement of Assets and Liabilities.

Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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Notes to Financial Statements (continued)

If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaptions: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest-rate swap. Options on swap agreements involve the risks associated with derivative instruments

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Notes to Financial Statements (continued)

generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Schedule of Investments, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses.

Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

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Notes to Financial Statements (continued)

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

For centrally cleared swaps, the Schedules of Investments includes the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Assets and Liabilities.

Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedule of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of

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Notes to Financial Statements (continued)

default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

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Notes to Financial Statements (continued)

The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Schedule of Investments. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

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Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effect of such derivative instruments on the Funds’ financial position and financial performance for the period ended April 30, 2019 are as follows:

	Assets				Liabilities
Fund	Unrealized Appreciation on Futures Contracts(1)	Swaps at Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options at Market Value	Unrealized Depreciation on Futures Contracts(1)	Swaps at Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options at Market Value

Credit Risk Exposure:
Morningstar Total Return Bond Fund	$—	$1,183,061	$—	$—	$—	$8,412	$—	$—
Morningstar Multisector Bond Fund	—	202,552	—	—	—	—	—	—
Equity Risk Exposure:
Morningstar Alternatives Fund	—	—	—	30,322	—	—	—	31,109
Foreign Exchange Rate Risk Exposure:
Morningstar International Equity Fund	—	—	50,360	—	—	—	—	—
Morningstar Total Return Bond Fund	—	—	23,166	16,180	—	—	51,722	4,412
Morningstar Multisector Bond Fund	—	—	481,365	2,434	—	—	242,461	—
Morningstar Alternatives Fund	—	—	27,570	—	—	—	3,594	—
Inflation Risk Exposure:
Morningstar Total Return Bond Fund	—	18,568	—	—	—	21,334	—	—
Interest Rate Risk Exposure:
Morningstar Total Return Bond Fund	296,152	417,885	—	—	281,963	408,375	—	48,212
Morningstar Multisector Bond Fund	—	—	—	—	—	244,587	—	—
Netting:
Morningstar International Equity Fund	—	—	—	—	—	—	—	—
Morningstar Total Return Bond Fund	(281,963)	(438,121)	(23,166)	(16,180)	(281,963)	(438,121)	(23,166)	(16,180)
Morningstar Multisector Bond Fund	—	(202,552)	(242,461)	—	—	(202,552)	(242,461)	—
Morningstar Alternatives Fund	—	—	(3,594)	(30,322)	—	—	(3,594)	(30,322)
Net Fair Value of Derivative Contracts:
Morningstar International Equity Fund	—	—	50,360	—	—	—	—	—
Morningstar Total Return Bond Fund	14,189	1,181,393	—	—	—	—	28,556	36,444
Morningstar Multisector Bond Fund	—	—	238,904	2,434	—	42,035	—	—
Morningstar Alternatives Fund	—	—	23,976	—	—	—	—	787

[1]

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]

Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statement of Operations for the period ended April 30, 2019:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Futures Contracts	Swap Contracts	Forward Currency Exchange Contracts	Purchased Options	Futures Contracts	Swap Contracts	Forward Currency Exchange Contracts	Purchased Options
Credit Risk Exposure:
Morningstar Total Return Bond Fund	$—	$363,618	$—	$—	$—	$171,124	$—	$—
Morningstar Multisector Bond Fund	—	126,468	—	—	—	14,774	—	—
Equity Risk Exposure:
Morningstar Alternatives Fund	—	—	—	3,067	—	—	—	(1,072)

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Futures Contracts	Swap Contracts	Forward Currency Exchange Contracts	Purchased Options	Futures Contracts	Swap Contracts	Forward Currency Exchange Contracts	Purchased Options

Foreign Exchange Rate Risk Exposure:
Morningstar International Equity Fund	$—	$—	$—	$—	$—	$—	$50,360	$—
Morningstar Total Return Bond Fund	—	—	(69,787)	16,417	—	—	(28,556)	5,233
Morningstar Multisector Bond Fund	—	—	228,191	—	—	—	238,904	—
Morningstar Alternatives Fund	—	—	2,207	—	—	—	23,976	—
Interest Rate Risk Exposure:
Morningstar Total Return Bond Fund	(950,221)	66,490	—	159,043	14,189	141,944	—	13,014
Morningstar Multisector Bond Fund	—	30,651	—	—	—	(244,587)	—	—

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2019.

Morningstar International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$50,360	$—

Total gross amount of derivatives in the Statement of Assets and liabilities	50,360	—
Less: Derivatives not subject to MNA or similar agreements	—	—

Total gross amount of derivatives subject to MNA or similar agreement	$50,360	$—

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Northern Trust	$50,360	—	$50,360	—	$50,360

Morningstar Total Return Bond Fund

Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$23,166	$51,722
Futures contracts	296,152	281,963
Purchased options	16,180	—
Repurchase agreements	286,905	—
Written options	—	52,624
Interest rate swap contracts*	417,885	408,375
Inflation swap contracts*	18,568	21,334
Credit default swap contracts*	1,183,061	8,412

Total gross amount of derivatives in the Statement of Assets and Liabilities	$2,241,917	$824,430
Less: Securities not subject to MNA or similar agreements	(1,868,192)	(764,273)

Total gross amount of derivatives subject to MNA or similar agreement	$373,725	$60,157

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Morningstar Total Return Bond Fund (continued)

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$289,910	$—	$289,910	$(286,987)	$2,923
Barclays	1,400	(1,400)	—	—	—
BNP	23,013	(12,678)	10,335	—	10,335
Citibank	18,507	(15,355)	3,152	—	3,152
Deutsche Bank	4,056	(954)	3,102	—	3,102
Goldman Sachs(a)	10,377	(3,002)	7,375	(7,375)	—
HSBC(b)	8,696	(35)	8,661	(8,661)	—
JP Morgan Chase	2,054	(2,054)	—	—	—
Morgan Stanley	14,143	(14,143)	—	—	—
State Street	1,128	(1,128)	—	—	—
Toronto Dominion Bank	340	—	340	—	340
Union Bank of Switzerland	101	(101)	—	—	—

Total	$373,725	$(50,850)	$322,875	$(303,023)	$19,852

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Barclays	$(2,134)	$1,400	$(734)	$—	$(734)
BNP	(12,678)	12,678	—	—	—
Citibank	(15,355)	15,355	—	—	—
Deutsche Bank	(954)	954	—	—	—
Goldman Sachs	(3,002)	3,002	—	—	—
HSBC	(35)	35	—	—	—
JP Morgan Chase(c)	(7,748)	2,054	(5,694)	5,694	—
Morgan Stanley	(14,183)	14,143	(40)	—	(40)
Standard Chartered Bank	(1,137)	—	(1,137)	—	(1,137)
State Street	(1,753)	1,128	(625)	—	(625)
Union Bank of Switzerland	(1,178)	101	(1,077)	—	(1,077)

Total	$(60,157)	$50,850	$(9,307)	$5,694	$(3,613)

(a)	Actual amount of collateral received from Goldman Sachs exceeded the net amount before collateral and is included included in “Due to broker” in the Statements of Assets and Liabilities.

(b)	Actual amount of collateral received from HSBC exceeded the net amount before collateral and is included included in “Due to broker” in the Statements of Assets and Liabilities.

(c)	Actual amount of collateral pledged by the Fund to JP Morgan Chase exceeded the net amount before collateral and is included in “Due from broker” in the Statements of Assets and Liabilities.

Morningstar Multisector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$481,365	$242,461
Purchased options	2,433	—
Interest rate swap contracts*	—	244,587
Credit default swap contracts*	202,552	—

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Morningstar Multisector Bond Fund (continued)

Derivative Financial Instruments:	Assets	Liabilities

Total gross amount of derivatives in the Statement of Assets and Liabilities	$686,350	$487,048
Less: Derivatives not subject to MNA or similar agreements	(202,552)	(244,587)

Total gross amount of derivatives subject to MNA or similar agreement	$483,799	$242,461

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$45,656	$(45,656)	$—	$—	$—
Barclays	9,173	(9,173)	—	—	—
BNP	19,884	(19,884)	—	—	—
JP Morgan Chase	13,997	(13,997)	—	—	—
Citibank(a)	130,223	(42,200)	88,023	(88,023)	—
Deutshe Bank	106,210	—	106,210	—	106,210
Goldman Sachs	8,008	(8,008)	—	—	—
HSBC	150,648	(2,194)	148,454	(132,064)	16,390

Total	$483,799	$(141,112)	$342,687	$(220,087)	$122,600

Counterparty	Gross Liabilties	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$(79,748)	$45,656	$(34,092)	$—	$(34,092)
Barclays	(14,770)	9,173	(5,597)	—	(5,597)
BNP	(44,284)	19,884	(24,400)	—	(24,400)
JP Morgan Chase	(34,037)	13,997	(20,040)	—	(20,040)
Citibank	(42,200)	42,200	—	—	—
Goldman Sachs	(15,678)	8,008	(7,670)	—	(7,670)
HSBC	(2,194)	2,194	—	—	—
Standard Chartered	(9,550)	—	(9,550)	—	(9,550)

Total	$(242,461)	$141,112	$(101,349)	$—	$(101,349)

(a)	Actual amount of collateral pledged by the Fund to Citibank exceeded the net amount before collateral and is included in “Due from broker” in the Statement of Assets and Liabilities.

Morningstar Alternatives Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$27,570	$3,594
Purchased options	30,322	—
Written options	—	31,109

Total gross amount of derivatives in the Statement of Assets and Liabilities	$57,892	$34,703
Less: Derivatives not subject to MNA or similar agreements	(30,322)	(31,109)

Total gross amount of derivatives subject to MNA or similar agreement	$27,570	$3,594

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Morningstar Alternatives Fund (continued)

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$27,570	$(3,594)	$23,976	$—	$23,976

Counterparty	Gross Liabilties	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$(3,594)	$3,594	$—	$—	$—

For the period ended April 30, 2019 the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Alternatives Fund

Futures Contracts:
Average Notional Balance - Long	$—	$121,460,969	$—	$—
Average Notional Balance - Short	—	77,737,158	—	—
Ending Notional Balance - Long	—	142,277,004	—	—
Ending Notional Balance - Short	—	87,725,723	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value - Purchased	1,270,416	2,241,274	37,191,936	2,056,588
Average Settlement Value - Sold	—	2,166,569	9,913,619	653,553
Ending Settlement Value - Purchased	1,270,416	2,796,116	48,370,382	3,224,645
Ending Settlement Value - Sold	—	2,781,464	13,330,185	1,022,997
Inflation Swaps:
Average Notional Balance - Pays Fixed Rate	—	2,727,500	—	—
Average Notional Balance - Receives Fixed Rate	—	3,367,500	—	—
Ending Notional Balance - Pays Fixed Rate	—	5,455,000	—	—
Ending Notional Balance - Receives Fixed Rate	—	6,735,000	—	—
Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	—	36,667,000	7,600,000	—
Average Notional Balance - Receives Fixed Rate	—	109,778,946	—	—
Ending Notional Balance - Pays Fixed Rate	—	62,296,000	10,760,000	—
Ending Notional Balance - Receives Fixed Rate	—	147,093,673	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	2,093,000	—	—
Average Notional Balance - Sell Protection	—	46,000,000	3,530,700	—
Ending Notional Balance - Buy Protection	—	2,510,000	—	—
Ending Notional Balance - Sell Protection	—	52,660,000	2,475,000	—
Options:
Average Notional Balance - Purchased	—	5,310,914	302,500	1,290,604

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Morningstar Alternatives Fund (continued)

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Alternatives Fund

Average Notional Balance - Written	$—	$23,777,680	$—	$322,662
Ending Notional Balance - Purchased	—	3,193,240	605,000	2,116,411
Ending Notional Balance - Written	—	24,852,470	—	536,930

8. Federal Income Tax Matters

As of April 30, 2019, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar U.S. Equity Fund	$634,956,711	$48,018,303	$(6,464,871)	$41,553,432
Morningstar International Equity Fund	442,601,223	28,203,544	(3,451,921)	24,751,623
Morningstar Global Income Fund	178,410,207	7,401,021	(423,840)	6,977,181
Morningstar Total Return Bond Fund	489,185,501	5,699,791	(516,884)	5,182,907
Morningstar Municipal Bond Fund	104,787,447	1,837,866	(14,420)	1,823,446
Morningstar Defensive Bond Fund	161,514,866	801,181	(225,421)	575,760
Morningstar Multisector Bond Fund	157,824,315	2,084,370	(1,521,211)	563,159
Morningstar Unconstrained Allocation Fund	42,885,233	1,300,125	(307,614)	992,511
Morningstar Alternatives Fund	95,435,631	1,462,585	(1,398,869)	63,716

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on passive foreign investment companies (“PFICs”), and timing of income recognition from Real Estate Investment Trusts (“REITs”).

As of April 30, 2019, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:

Fund	Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings

Morningstar U.S. Equity Fund	$—	$4,404,209	$17,003	$41,545,283	$45,966,495
Morningstar International Equity Fund	—	2,882,718	28	24,673,764	27,556,510
Morningstar Global Income Fund	—	1,342,301	13,989	6,976,730	8,333,020
Morningstar Total Return Bond Fund	—	3,129,142	—	5,186,192	8,315,334

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Fund	Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings

Morningstar Municipal Bond Fund	$41,630	$345,806	$17	$1,823,446	$2,210,899
Morningstar Defensive Bond Fund	—	313,301	36	575,760	889,097
Morningstar Multisector Bond Fund	—	1,420,552	77	618,182	2,038,811
Morningstar Unconstrained Allocation Fund	—	626,141	—	992,744	1,618,885
Morningstar Alternatives Fund	—	548,189	1,157	63,685	613,031

The tax character of distributions paid during the fiscal period-ended April 30, 2019 were as follows:

	Fiscal Period Ended April 30, 2019
Fund	Tax-Exempt Income	Ordinary Income	Total Distributions Paid

Morningstar U.S. Equity Fund	$ —	$ 422,538	$ 422,538
Morningstar International Equity Fund	—	550,924	550,924
Morningstar Global Income Fund	—	959,797	959,797
Morningstar Total Return Bond Fund	—	2,817,061	2,817,061
Morningstar Municipal Bond Fund	743,422	44,375	787,797
Morningstar Defensive Bond Fund	—	665,904	665,904
Morningstar Multisector Bond Fund	—	2,273,735	2,273,735
Morningstar Unconstrained Allocation Fund	—	257,198	257,198
Morningstar Alternatives Fund	—	86,515	86,515

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.

At April 30, 2019, the Funds had no capital loss carryforwards to offset future capital gains, due to the Funds commencing operations on November 2, 2018.

9. Principal Risks and Concentrations

Multimanager and Subadviser Selection Risk: To a significant extent, the Funds’ performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic and regulatory risks, and market instability.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.

Currency Risk: Because some of the Funds invest in foreign securities, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

Interest-Rate Risk: The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a Fund was attempting to hedge or the investment opportunity it was trying to pursue.

10. Principal Ownership

As of April 30, 2019, the Funds had omnibus accounts owning more than 5% of the total shares outstanding of each Fund as follows:

Fund	Number of Shareholders	% Ownership[1]

Morningstar U.S. Equity Fund	3	96%
Morningstar International Equity Fund	3	95%
Morningstar Global Income Fund	3	96%
Morningstar Total Return Bond Fund	3	95%
Morningstar Municipal Bond Fund	3	94%
Morningstar Defensive Bond Fund	3	94%
Morningstar Multisector Bond Fund	3	95%
Morningstar Unconstrained Allocation Fund	3	95%
Morningstar Alternatives Fund	3	93%

[1] Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Morningstar Funds Trust    April 30, 2019

Notes to Financial Statements (continued)

Investment activities of these shareholders may have a material effect on the Funds.

11. Line of Credit

The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, an administration fee of $20,000 was incurred by the Funds at inception of the agreement, $10,000 payable annually thereafter, and allocated among the Funds.

For the period ended April 30, 2019, the Funds made no borrowings against the line of credit.

12. New Accounting Pronouncements and Regulations

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium, shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is assessing the impact of the adoption of ASU 2017-08 on the financial statements.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

13. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any events or transactions that would require recognition or disclosure in the financial statements.

Morningstar Funds Trust    April 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Morningstar Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (comprising the Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Unconstrained Allocation Fund, and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for the period from November 2, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2019, the results of their operations and the changes in their net assets, and their financial highlights for the period from November 2, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

ERNST & YOUNG LLP

We have served as the Trust’s auditor since 2018.

Chicago, Illinois

June 28, 2019

Morningstar Funds Trust    April 30, 2019

Fund Expenses (unaudited)

As a shareholder of a Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 2, 2018 through April 30, 2019.

Actual Expenses

The three columns for each Fund in the table under the “Actual” heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The last three columns for each Fund in the table under the “Hypothetical (5% return)” heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period

Morningstar U.S. Equity Fund	0.82%	$1,000.00	$1,069.80	$4.16	$1,000.00	$1,020.50	$4.06
Morningstar International Equity Fund	0.94	1,000.00	1,081.90	4.80	1,000.00	1,019.91	4.66
Morningstar Global Income Fund	0.58	1,000.00	1,068.50	2.94	1,000.00	1,021.68	2.88
Morningstar Total Return Bond Fund	0.53	1,000.00	1,060.10	2.68	1,000.00	1,021.92	2.63
Morningstar Municipal Bond Fund	0.58	1,000.00	1,047.90	2.91	1,000.00	1,021.68	2.88

Morningstar Funds Trust    April 30, 2019

Fund Expenses (unaudited) (continued)

		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$1,018.70	$2.38	$1,000.00	$1,022.17	$2.38
Morningstar Multisector Bond Fund	0.80	1,000.00	1,048.60	4.02	1,000.00	1,020.60	3.96
Morningstar Unconstrained Allocation Fund	0.64	1,000.00	1,049.70	3.22	1,000.00	1,021.38	3.17
Morningstar Alternatives Fund	0.77	1,000.00	1,012.60	3.80	1,000.00	1,020.74	3.82

Morningstar Funds Trust    April 30, 2019

Tax Information (unaudited)

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal period ended April 30, 2019:

Fund	Long-Term Capital Gain

Morningstar U.S. Equity Fund	$17,003
Morningstar International Equity Fund	28
Morningstar Global Income Fund	13,989
Morningstar Municipal Bond Fund	17
Morningstar Defensive Bond Fund	36
Morningstar Multisector Bond Fund	77
Morningstar Alternatives Fund	1,157

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal period ended April 30, 2019 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage (%)

Morningstar U.S. Equity Fund	100
Morningstar Global Income Fund	12
Morningstar Unconstrained Allocation Fund	6
Morningstar Alternatives Fund	4

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal period ended April 30, 2019, are designated as “qualified dividend income”, as defined in the Act:

Fund	QDI Percentage (%)

Morningstar U.S. Equity Fund	100
Morningstar International Equity Fund	100
Morningstar Global Income Fund	100
Morningstar Unconstrained Allocation Fund	96
Morningstar Alternatives Fund	72

FOREIGN TAX CREDIT — The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income

Morningstar International Equity Fund	$0.006	$0.04

Morningstar Funds Trust    April 30, 2019

Trustees and Officers (unaudited)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015; President of NICSA, Inc. (non-profit association global asset management industry participants) from 2008 to 2015	9	Calamos Investment Trust from 2015 to 2017
Enrique M. Vasquez (1965)	Trustee since March 2018	President of Wealth Management at Blucora, Inc. since 2019; Owner of Embrace Care, Inc. d/b/a CareBuilders at Home since 2015; President and CEO of Cetera Financial Specialists from 2004 to 2016	9	Teachers Retirement System of Illinois from 2012 to 2014
Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors since 2010	9	San Pasqual Fiduciary Trust Company Since 2013
Barry P. Benjamin (1957)	Trustee since July 2018	Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017; U.S. Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2006 to 2015	9	None
Daniel E. Needham(2) (1978)	Trustee President and Principal Executive Officer since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management, LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.’s investment management group since 2013	9	None

Morningstar Funds Trust    April 30, 2019

Trustees and Officers (unaudited) (continued)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust
Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Fund Principal Financial Officer at Foreside, Inc. since May 2016; Vice President—Global Fund Services at JPMorgan Chase from May 2009 to April 2016.	N/A	N/A
Nicholas M. Grove (1976)	Assistant Treasurer since March 2018	Director of Finance at Morningstar, Inc. since May 2018; Global Controller at Morningstar, Inc. From February 2014 to May 2018; U.S. Controller at Morningstar, Inc. from July 2009 to February 2014.	N/A	N/A
D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Global Chief Compliance Officer at Morningstar, Inc. since July 2013; Chief Compliance Officer at Morningstar Investment Management, LLC since January 2000; Chief Compliance Officer at Morningstar Investment Services LLC since July 2001; and Chief Compliance Officer at Morningstar Research Services LLC since its inception in November 2016.	N/A	N/A
F. Allen Bliss (1965)	Assistant Secretary since March 2018	Associate General Counsel for Morningstar, Inc. since July 2003 and Assistant Corporate Secretary for Morningstar, Inc. since May 2015.	N/A	N/A

(1)	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
(2)	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.

Availability of Additional Information About the Trustees and Officers

The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy

Please read “Other Important Information” section below for information about Morningstar Funds Trust access to your personal information

Why?	Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand how Morningstar Funds Trust collects, shares, and protects your personal information. Please read “Other Important Information” section below for information about Morningstar Funds Trust access to your personal information

What?		The types of personal information that Morningstar Funds Trust collects includes, but is not limited to:
	▶	Your name, address, phone number, and email address;
	▶	Your social security number or other unique identifier;
	▶	Your account information, such as account balance and transactions (including account transaction history);
	▶	Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons, if any, Morningstar Funds Trust chooses to share; and whether you can limit this sharing.

	Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?
	For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No
	For our marketing purposes—to offer our products and services.	No	N/A
	For joint marketing with other financial companies.	No	N/A
	For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A
	For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A
	For our affiliates to market to you.	No	N/A
	For nonaffiliates to market to you.	No	N/A

Who we are	Who is providing this notice? Morningstar Funds Trust

What we do	How does Morningstar Funds Trust protect your personal information?
In compliance with applicable law, Morningstar Funds Trust has adopted policies and procedures that address administrative, technical, and physical safeguards for the protection of your personal information. Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by firewall and password protection systems and are located in secured buildings.

How does Morningstar Funds Trust collect your personal information?
We would collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the “Other Important Information” section below.

Why can’t you limit sharing?
Federal law gives you the right to limit only:
	▶	sharing for affiliates’ everyday business purposes—information about your creditworthiness;
	▶	affiliates from using your information to market to you;
	▶	sharing for nonaffiliates to market to you.
State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions		Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▶	Morningstar Funds Trust’s investment adviser is Morningstar Investment Management, LLC, a wholly-owned subsidiary of Morningstar, Inc. Morningstar Investment Services, LLC, a wholly-owned subsidiary of Morningstar Investment Management, LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	▶	Morningstar Funds Trust does not share your personal information with nonaffiliates for their marketing their services to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▶	Morningstar Funds Trust does not have such an agreement in place.

Other Important Information

Morningstar Funds Trust (“Morningstar Funds”) is only available through the Morningstar Managed Portfolios advisory service.

The Morningstar Managed Portfolios advisory service is made available to nonaffiliated financial institutions (e.g., financial advisers) who may use the service in connection with their giving investment advice to their clients. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”). Custodians report buy/sells of Morningstar Funds shares to the Morningstar Fund’s transfer agent at an aggregate level (e.g., omnibus). Because of this structure, under normal circumstances, the Morningstar Funds do not have personal information of the shareholders of the Morningstar Funds.

From time-to-time, Morningstar Funds may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Questions?		Your privacy is very important to us. If you have further questions, please contact us at 877-626-3224.

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

Each of the Funds that forms a series of the Trust has an Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”). Each of the Funds also has at least one Sub-Advisory Agreement with a Subadviser to that Fund.

The Funds and their Subadvisers are:

●	Morningstar U.S. Equity Fund

○	ClearBridge Investments, LLC

○	Diamond Hill Capital Management, Inc.

○	Levin Easterly Partners LLC

○	Massachusetts Financial Services Company, d/b/a MFS Investment Management

○	Wasatch Advisors, Inc.

○	Westwood Management Corp.

●	Morningstar International Equity Fund

○	Harding Loevner LP

○	Harris Associates L.P.

○	Lazard Asset Management LLC

○	T. Rowe Price Associates, Inc.

●	Morningstar Global Income Fund

○	Schafer Cullen Capital Management, Inc.

●	Morningstar Total Return Bond Fund

○	BlackRock Financial Management, Inc.

○	Western Asset Management Company

●	Morningstar Municipal Bond Fund

○	T. Rowe Price Associates, Inc.

○	Wells Capital Management, Inc.

●	Morningstar Defensive Bond Fund

○	First Pacific Advisors, LLC

●	Morningstar Multisector Bond Fund

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

○	Franklin Advisers, Inc.

○	Loomis, Sayles & Company, L.P.

○	TCW Investment Management Company LLC

●	Morningstar Unconstrained Allocation Fund

○	Brandywine Global Investment Management, LLC

○	Lazard Asset Management LLC

●	Morningstar Alternatives Fund

○	SSI Investment Management, LLC

○	Water Island Capital, LLC

Statement of Shareholder Rights

When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests.

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds.

The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940.

More information about the Trustees is available https://www.morningstar.com/company/morningstar-funds-governance.

Approval of the Investment Advisory Agreement and the Sub-Advisory Agreements

At a board meeting on March 9, 2018, the Trustees, including the Independent Trustees, unanimously approved the Investment Advisory Agreement and the Sub-Advisory Agreements, except for the Sub-Advisory Agreement with Wells Capital Management, which was unanimously approved by the Trustees, including the Independent Trustees, at a board meeting on April 19, 2018. The Trustees determined that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the investment advisory and sub-advisory fees in the agreements, were fair and reasonable.

Prior to making these approvals, the Trustees considered materials and presentations related to the proposed Investment Advisory Agreement and the Sub-Advisory Agreements. Among the topics addressed by these materials and presentations were:

●	The services that Morningstar and each Subadviser would provide to each Fund.

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

●	Morningstar’s investment management operations.

●	The proposed investment approach for each Fund.

●	The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending each Subadviser and Subadvisory Agreement.

●	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities.

●	The services that the custodian, fund administrator, transfer agent and distributor would provide to each Fund.

●	The proposed fees to be paid to service providers to each Fund, including Morningstar and each Sub- adviser.

●	The estimated expense ratio for each Fund, reflecting both the fees to be paid to service providers and expenses to be incurred directly by each Fund.

●	Proposed expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.

The Trustees reviewed an “Expense Analysis” prepared by Morningstar using information provided by an independent third-party consultant (“Consultant”). The Expense Analysis compared each Fund’s proposed expenses with the expenses of a “Comparative Group” of mutual funds with characteristics in common with each Fund. The Comparative Group was selected by the Consultant from other “solution” funds designed to be used within asset management programs.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with Independent Counsel. The Independent Trustees also met with and interviewed officers of Morningstar, the custodian, the fund administrator, the transfer agent and the distributor.

Factors Considered

In making their determination, the Trustees considered multiple factors. In view of the wide variety of factors considered, the Trustees did not quantify or assign relative weights to the factors. Each Trustee may have assigned different weights to various factors.

The factors considered included:

●	Morningstar’s guiding principles for investment management.

●	The form of the proposed agreements with service providers, including Morningstar.

●	The nature, extent and quality of services that Morningstar and each Subadviser would provide to each Fund.

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

●

The background, experience, personnel, operations, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.

●	Each Subadviser’s plans for the integration of their operations, policies, procedures and compliance functions with those of Morningstar and other proposed service providers to the Funds.

●	The impact that management of the Funds would have on Morningstar and each Subadviser.

●

The Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address potential conflicts of interest.

●	Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.

●	The proposed use of derivatives and other complex instruments to carry out each Fund’s investment goals.

●	Each Subadviser’s risk management program.

●	The fairness of the compensation under the proposed Investment Advisory Agreement and Sub- Advisory Agreements.

●	The estimated expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and proposed fee waivers.

●	Profitability matters and economies of scale.

The following discussion reviews some of the primary components of the Trustees’ decision to approve the agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Trustees.

Nature, Extent and Quality of Services Provided

The Trustees reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s proposed investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s ability to implement that investment strategy.

The Trustees reviewed Morningstar’s guiding principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar will be able to manage the Funds consistent with those principles.

The Trustees took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:

●	Performance of due diligence of each Subadviser’s risk management, operations, trading activities and financial condition.

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

●	Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.

●	Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, cash and other investments.

●	Provision of investment oversight in certain instances.

●	Risk management.

●	Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.

●	Reporting to the Trustees.

●	The implementation of the Trustee’s directives with regard to the Funds.

The Trustees considered Morningstar’s experience in evaluating the investment performance of investment advisers as part of the investment advisory services it provides to clients.

With respect to the services to be provided by the Subadvisers, the Trustees took note of the responsibilities that each Subadviser would have with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of the Fund’s assets and ensuring compliance with the investment policies and limitations. The Trustees considered each Subadviser’s performance managing other investment products, including other mutual funds, with similar investment strategies.

The Trustees reviewed the portfolio management team assigned to each Fund by Morningstar and each Subadviser and considered each team’s past performance, skills and compensation structure, along with overall staffing levels.

The Trustees considered other investment advisory services offered by Morningstar and each Subadviser; they reviewed the allocation of assets and expenses among these services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services.

Based on their review, the Trustees were satisfied with the nature, extent and quality of the overall services to be provided by Morningstar and each Subadviser to each Fund and its shareholders. They were confident in the abilities of Morningstar and each Subadviser to implement the respective proposed investment strategy and to provide quality services to each Fund and its shareholders.

Investment Performance of Morningstar, the Subadvisers and the Funds

Because the Funds had not yet commenced investment operations, there was no investment performance for the Funds. As noted, the Trustees considered the investment performance of Morningstar and each Subadviser in managing other investment products, including other mutual funds, with similar investment strategies. The

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

Trustees also considered the performance benchmarks for each Fund recommended by Morningstar, the process used by Morningstar to develop its recommendations, and how these benchmarks would be used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.

The Costs of the Services to be Provided and Profits to be Realized from a Relationship with Funds

The Trustees considered the anticipated cost of the services to be provided and the anticipated profits to be realized by Morningstar and each Subadviser from a relationship with the Funds. Because the Funds had not yet commenced investment operations, the Trustees noted that Morningstar and the Subadvisers could not provide any profitability information with respect to the Funds. The Trustees considered that each Fund is expected to incur considerable expenses in its first year of operation which will largely be absorbed by Morningstar through fee waivers and/or expense reimbursements covering any expenses that exceed the limits agreed to by Morningstar and the Funds. In addition, Morningstar has agreed to pay certain organizational and offering related costs that otherwise could have been charged to the Funds.

In considering the appropriateness of the investment advisory fee to be charged to each Fund, the Trustees reviewed the proposed fee in light of the nature, extent and quality of the investment advisory services expected to be provided by Morningstar and each Subadviser, as discussed above. The Trustees considered the allocation of the investment advisory fee between Morningstar and each Subadviser in light of their respective responsibilities and noted that the sub-advisory fees would be paid by Morningstar to each Subadviser and would not be additional fees borne by each Fund. The Trustees also noted that the sub-advisory fees to be paid by Morningstar to each Subadviser were the product of arms-length negotiations between Morningstar and each Subadviser.

The Trustees considered other actual and potential benefits to Morningstar and each of the Subadvisers from managing the Funds, including the acquisition and use of research services with commissions generated by the Funds, in concluding that the investment advisory, sub-advisory and other fees are fair and reasonable for each Fund.

With regard to the Expense Analysis, the Trustees noted meaningful differences between funds in the Comparative Group and the Funds. Specifically, some of the funds in the Comparative Group have a large asset base and scale and are distributed through propriety sales channels, while the Funds will be distributed through non-proprietary channels. The Trustees considered the effect that these differences could have on expenses. Morningstar advised the Trustees that, at present, there are a limited number of funds that can be considered as directly comparable to the Funds (that is, funds that are institutional share class, multi-manager, subadvised and distributed through non-proprietary channels). While noting the limitations of the Expense Analysis, the Trustees concluded that it was helpful.

The Trustees also noted that the net investment advisory fee (including administrative charges) of each Fund was below or near the average net investment advisory fees charged by the Comparative Group of funds used in the Expense Analysis. The Trustees also noted that the expected total expenses (including the proposed fee waiver and expense reimbursement arrangements) of each Fund were below or near the average total expenses for the Comparative Group (including the fee waiver and expense reimbursement arrangements of funds in the Comparative Group).

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

Based upon its consideration of all these factors, the Trustees determined that the investment advisory and sub-advisory fee structure was fair and reasonable.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

The Trustees considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders. The Trustees noted that Morningstar had proposed an expense limitation arrangement which it will re-evaluate periodically. Because the Funds have not yet commenced operations, the Trustees concluded that economies of scale were difficult to evaluate at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees with the assistance of independent counsel—approved the Investment Advisory Agreement and the Sub-Advisory Agreements and concluded that the investment advisory and sub-advisory fee structure provided for in the agreements was fair and reasonable.

March 13, 2019 Board Meeting

Approval of Sub-Advisory Agreements

Levin Capital Strategies, L.P. (“Levin Capital”) has served as a subadviser to the Morningstar Equity Fund since May 1, 2018. At a board meeting on March 13, 2019 (the “March Meeting”), the Trustees, including the Independent Trustees, unanimously approved a new Sub-Advisory Agreement between Morningstar Investment Management, LLC (“Morningstar”) and Levin Easterly Partners LLC (“Levin Easterly”) for the Morningstar Equity Fund as a result of the acquisition by Levin Easterly of Levin Capital’s institutional asset management business and related operations.

SSI Investment Management, Inc. (“SSI”) has served as a subadviser to the Morningstar Equity Fund since May 3, 2018. At the March Meeting, the Trustees, including the Independent Trustees, also unanimously approved a new Sub-Advisory Agreement between Morningstar and SSI Investment Management LLC (“SSI LLC”) for the Morningstar Alternatives Fund as a result of the acquisition by Resolute Managers, Inc. (“Resolute”) of a majority interest in SSI LLC. SSI, the then current subadviser of the Morningstar Alternatives Fund, transferred substantially all of its assets and services, including its role as a subadviser to the Morningstar Alternatives Fund, to SSI LLC in connection with Resolute’s acquisition of a majority interest in SSI LLC. (Levin Easterly and SSI LLC are sometimes referred to herein as a “Subadviser” or the “Subadvisers” and the Morningstar Equity Fund and Morningstar Alternatives Fund are sometimes referred to herein as a “Fund” or the “Funds”.)

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

Each transaction constituted a “change of control” of Levin and SSI, respectively, under applicable provisions of the Investment Company Act of 1940, and therefore, an “assignment” and automatic termination of the existing Sub-Advisory Agreement between Morningstar and each of Levin and SSI.

Prior to approving each new Sub-Advisory Agreement, the Trustees considered materials and presentations related to each new Sub-Advisory Agreement. Among the topics addressed by these materials and presentations were:

●	The services that each Subadviser would provide to each Fund.

●	The proposed investment approach for each Fund to be carried out by each Subadviser and the nature and quality of the services provided by each Subadviser’s predecessor.

●	The due diligence conducted on each Subadviser by Morningstar in connection with each “change of control” transaction.

●	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance pro- grams and capabilities.

●	The proposed fees to be paid to each Subadviser.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with Independent Counsel. The Independent Trustees also met with and interviewed officers of Morningstar and each Subadviser.

Factors Considered

In making their determination, the Trustees considered multiple factors. In view of the wide variety of factors considered, the Trustees did not quantify or assign relative weights to the factors. Each Trustee may have assigned different weights to various factors.

The factors considered included:

●	The form of the proposed Sub-Advisory Agreement with each Subadviser, which was substantially similar to the Sub-Advisory Agreement with each Subadviser’s predecessor.

●	The nature, extent and quality of services each Subadviser would provide to each Fund.

●	The background, experience, personnel, operations, policies, procedures and compliance functions of each Subadviser, including how such matters may be affected by the “change of control” transaction.

●	The Chief Compliance Officer’s views on the impact of the “change of control transaction” on each Subadviser.

●	The fairness of the compensation under the new Sub-Advisory Agreements.

●	Profitability matters and economies of scale.

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

The following discussion reviews some of the primary components of the Trustees’ decision to approve the agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Trustees.

Nature, Extent and Quality of Services Provided

The Trustees reviewed each Fund’s investment goal and each Subadviser’s proposed investment strategy to achieve that goal and each Subadviser’s ability to implement that investment strategy.

The Trustees took note of the responsibilities that each Subadviser would have with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of the Fund’s assets and ensuring compliance with the investment policies and limitations. The Trustees considered each Subadviser’s performance managing its respective Fund since May 2018 and other investment products with similar investment strategies.

The Trustees reviewed the portfolio management team assigned to each Fund by each Subadviser and considered each team’s past performance, skills and compensation structure, along with overall staffing levels. The Board also considered the benefits of providing consistency of portfolio management, and placed weight on each Subadviser’s representation that there were no planned changes with respect to the personnel who managed the Fund or the day-to-day operations with respect to managing the Fund as a result of the “change of control” transactions.

Based on their review, the Trustees were satisfied with the nature, extent and quality of the overall services to be provided by each Subadviser to each Fund and its shareholders. They were confident in the abilities of each Subadviser to implement the respective proposed investment strategy and to provide quality services to each Fund and its shareholders.

Investment Performance of the Subadvisers and the Funds

Because each Subadviser had only commenced providing services to its respective Fund in May 2018, there was limited investment performance for the Funds to evaluate. As noted, the Trustees considered the investment performance of each Subadviser in managing other investment products with similar investment strategies.

The Costs of the Services to be Provided and Profits to be Realized from a Relationship with the Funds

The Trustees considered the anticipated cost of the services to be provided and the anticipated profits to be realized by each Subadviser from a relationship with its respective Fund. Because each Subadviser had only commenced providing services to its respective Fund in May 2018, the Trustees noted the Subadvisers could not provide any meaningful profitability information with respect to the Funds.

The Board was provided with a description of fees to be charged by each Subadviser under the new Sub-Advisory Agreement and noted that the fees under each new Sub-Advisory Agreement were identical to those in the existing Sub-Advisory Agreement. The Board also noted that the investment advisory fee paid by each Fund to Morningstar would stay the same, and that Morningstar’s profitability will not be impacted by the

Morningstar Funds Trust    April 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

terms of each new Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees would be paid by Morningstar to each Subadviser and would not be additional fees borne by each Fund. The Trustees also noted that the sub-advisory fees to be paid by Morningstar to each Subadviser were the product of arms-length negotiations between Morningstar and each Subadviser.

The Trustees considered other actual and potential benefits to each of the Subadvisers from managing the Funds, including the acquisition and use of research services with commissions generated by the Funds, in concluding that the sub-advisory fees are fair and reasonable for each Fund.

Based upon its consideration of all these factors, the Trustees determined that the investment advisory and sub-advisory fee structure was fair and reasonable.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

The Trustees considered economies of scale that may be realized by each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders. The Trustees noted that Morningstar had proposed an expense limitation arrangement which it will re-evaluate periodically. Because the Funds had only recently commenced operations, the Trustees concluded that economies of scale were difficult to evaluate at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees with the assistance of independent counsel—approved each new Sub-Advisory Agreement and concluded that the sub-advisory fee structure provided for in the agreements was fair and reasonable.

Additional Considerations

During the period, the Board approved a contract with an additional subadviser, however, the Adviser ultimately determined not to move forward with that subadviser.

Morningstar Funds Trust    April 30, 2019

Additional Information

Proxy Voting Policies and Proxy Voting Record

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers. Each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.

Form N-Q Disclosure

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling, 877-626-3224.

Morningstar Funds Trust is only available to citizens or legal residents of the United States or its territories through the Morningstar Managed Portfolios advisory service.

Adviser

Morningstar Investment Management, LLC

22 West Washington Street

Chicago, Illinois 60602

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Prospectus

Please go to http://connect.rightprospectus.com/Morningstar to access the Morningstar Funds Trust prospectus.

Shareholder Rights

When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/
morningstarfunds-governance

This report is for the general information of the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

Item 2. Code of Ethics.

(a)

As of April 30, 2019, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $285,000 in 2019 and $15,000 in 2018.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review and tax return review are $35,000 in 2019 and NONE in 2018.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on March 9, 2018, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last fiscal year was $35,000 in 2019 and NONE in 2018.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

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The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by

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this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)   Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)   Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By	/s/ Daniel E. Needham
Daniel E. Needham, President (Principal Executive Officer)

Date: July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel E. Needham
Daniel E. Needham, President (Principal Executive Officer)

Date: July 5, 2019

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer (Principal Financial Officer)

Date: July 5, 2019

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